As filed with the Securities and Exchange Commission on October 31, 2001
                                     Securities Act Registration No.

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-14
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 : /X/

                          PRE-EFFECTIVE AMENDMENT NO.                 / /

                         POST-EFFECTIVE AMENDMENT NO.                 / /
                        (Check appropriate box or boxes)

                                 --------------

                        PRUDENTIAL HIGH YIELD FUND, INC.
               (Exact name of registrant as specified in charter)


                                 (973) 367-7521
                        (Area Code and Telephone Number)

                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                          NEWARK, NEW JERSEY 07102-4077
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

                                 DEBORAH A. DOCS
                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                          NEWARK, NEW JERSEY 07102-4077
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                       DATE OF THE REGISTRATION STATEMENT.

      No filing fee is required because of reliance on section 24(f) of the
         Investment Company Act of 1940. Pursuant to Rule 429 under the
           Securities Act of 1933, the Prospectus and Proxy Statement
          relates to shares registered on Form N-1A (File No. 2-63394).

   THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT
      SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
     SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING
               PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.


     TITLE OF SECURITIES BEING REGISTERED . . . .SHARES OF COMMON STOCK, PAR
                              VALUE $.01 PER SHARE

================================================================================

                        PRUDENTIAL HIGH YIELD FUND, INC.
                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

     Facing Page

     Contents of Registration Statement

     President's Letter to Shareholders

     Notice of Special Meeting

     Part A - Proxy Statement and Prospectus (Attachment A - Form of Agreement and Plan of Reorganization)

     Form of Proxy Card

     Part B - Statement of Additional Information

     Part C - Other Information

     Exhibits

                             PRUDENTIAL HIGH YIELD
                            TOTAL RETURN FUND, INC.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                                                               November   , 2001

Dear Shareholder:

    I am writing to ask you to vote on an important proposal that would effectively merge Prudential High Yield Total Return Fund, Inc. (High Yield Total Return Fund) into Prudential High Yield Fund, Inc. (High Yield Fund). A shareholder meeting of your Fund is scheduled for January 24, 2002. This package contains information about the proposal and includes materials you will need to vote. The Board of Directors of High Yield Total Return Fund has reviewed the proposal and has recommended that it be presented to shareholders for their consideration. Although the Directors have determined that the merger proposal is advisable and in the best interest of the shareholders, the final decision is up to you.

    If approved, the merger would give you the opportunity to participate in a larger fund with similar investment policies. In addition, all shareholders are expected to realize a reduction in the annual operating expenses paid on their investment. To help you understand the proposal, we are including a "Q and A" that answers common questions about the proposed transaction. The accompanying proxy statement includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

    To vote, you may use any of the following methods:

    - BY MAIL. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at (800) 225-1852.

    - BY INTERNET. You may also vote via the internet. To do so, have your proxy card available and go to the website: www.proxyvote.com. Follow the instructions on the website and be prepared to enter your 12 digit control number from your proxy card to enter your vote.

    - BY TELEPHONE. Finally, you may vote by telephone by calling (800) 690-6903 toll free. Enter your 12 digit control number from your proxy card and follow the instructions given.

    If you have any questions before you vote, please call us at (800) 225-1852. We are glad to help you understand the proposal and assist you in voting. Thank you for your participation.

                                          Very truly yours,

                                          David R. Odenath, Jr.
                                          PRESIDENT

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

    Please read the enclosed proxy statement for a complete description of the proposal. As a quick reference, the following provides a brief overview of the proposal.

WHAT AM I BEING ASKED TO VOTE ON?

    These proxy materials relate to the merger of Prudential High Yield Total Return Fund, Inc. (High Yield Total Return Fund) into Prudential High Yield Fund, Inc. (High Yield Fund). When we refer to the "merger," we mean the transfer of the assets of the High Yield Total Return Fund to, and the assumption of its liabilities by, High Yield Fund, in exchange for shares of High Yield Fund. Shareholders of High Yield Total Return Fund will vote on whether to approve the merger of High Yield Total Return Fund into High Yield Fund.

WHAT ARE THE REASONS FOR THIS MERGER?

    The proposed merger is intended to combine similarly managed funds in order to take advantage of expected economies of scale. The merger is desirable because of the inability of High Yield Total Return Fund to attract investors and build an investment portfolio that can effectively pursue High Yield Total Return Fund's objective at a reasonable cost to shareholders. Both the assets and the number of shareholders of High Yield Total Return Fund have been declining for a number of years and are expected to continue to decline.

    As of June 30, 2001, the assets and the number of shareholder accounts had declined to approximately $86,175,976 and 6,156, respectively.

    The relatively small asset base of High Yield Total Return Fund results in higher expense ratios and prevents High Yield Total Return Fund from enjoying the economies of scale of High Yield Fund. Moreover, if High Yield Total Return Fund's outflow trends continue, the small and declining asset base of High Yield Total Return Fund may result in even higher expense ratios. High Yield Fund, which is a substantially larger fund than High Yield Total Return Fund, should provide a larger asset base over which fixed expenses can be spread.

DO THE FUNDS HAVE SIMILAR INVESTMENT POLICIES?

    Yes. The High Yield Total Return Fund's objective is "total return through high current income and capital appreciation." The High Yield Fund's primary objective is "to maximize current income" and its secondary objective is to seek "capital appreciation" when consistent with it primary objective.

    The High Yield Total Return Fund seeks to achieve its objective by investing at least 65% of its total assets in high-yield fixed-income securities rated Ba or lower by Moody's Investors Service (Moodys) or BB or lower by Standard & Poor's Ratings Group (Standard & Poors) and securities either rated by another major rating service or unrated securities of comparable quality, that is, junk bonds. Similarly, the High Yield Fund seeks to achieve its primary objective by investing in a diversified portfolio of high-yield fixed-income securities rated Ba or lower by Moodys, or BB or lower by Standard & Poors and securities either rated by another major rating service or unrated securities of comparable quality, that is, junk bonds.

    One of the principal differences between the Funds is that High Yield Total Return Fund may invest up to 100% of its total assets in troubled holdings while High Yield Fund may do so only to a lesser extent. Although currently, the High
Yield Total Return Fund invests      % of its total assets in troubled holdings.

    In addition, High Yield Total Return Fund is permitted to invest up to 35% of its total assets in equity-related securities while the High Yield Fund is only permitted to invest up to 10% in equity-related securities. In addition, the High Yield Total Return Fund is permitted to invest up to 35% of its total assets in U.S. currency denominated foreign securities (up to 5% in non-U.S. currency denominated securities) while High Yield Fund is only permitted to invest up to 20% of total assets in U.S. currency denominated foreign fixed-income securities and preferred stock (up to 10% in non-U.S. currency denominated securities). Finally, both Funds can use derivative strategies such as futures, options on futures, foreign currency forward contracts and interest rate swaps, although High Yield Total Return Fund may also use options while High Yield Fund may not.

    After the merger, it is currently planned that the combined fund will be managed according to the investment objectives and policies of High Yield Fund.

WHO ARE THE MANAGERS FOR THE FUNDS?

    Prudential Investments LLC currently manages each Fund's investment operations and administers their business affairs. Prudential Investment Management, Inc. is the subadviser managing each Funds' assets. Prudential Investments LLC and Prudential Investment Management, Inc. are expected to serve in these capacities for the combined fund. The High Yield Team, co-headed by Casey Walsh and Paul Appleby, is primarily responsible for overseeing the day-to-day management of each Fund.

HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?

    Currently, each Fund has four classes of stock outstanding: Class A shares, Class B shares, Class C shares and Class Z shares. The following tables compare the expenses incurred by the classes of stock offered by High Yield Total Return Fund with those of High Yield Fund as of March 31, 2001 and December 31, 2000, respectively.

HIGH YIELD TOTAL RETURN FUND (AS OF MARCH 31, 2001)

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                         CLASS A    CLASS B    CLASS C    CLASS Z
                                                         --------   --------   --------   --------
Management fees........................................     .65%        .65%      .65%        .65%
+ Distribution and service (12b-1) fees*...............     .30%       1.00%     1.00%        None
+ Other expenses.......................................     .40%        .40%      .40%        .40%
= TOTAL ANNUAL FUND OPERATING EXPENSES.................    1.35%       2.05%     2.05%       1.05%
- Fee waiver or expense reimbursement*.................     .05%        .25%      .25%        None
= NET ANNUAL FUND OPERATING EXPENSES...................    1.30%       1.80%     1.80%       1.05%

------------------------

* For the fiscal year ending March 31, 2002, the Distributor of High Yield Total Return Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A, Class B and Class C shares to .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of Class A, Class B and Class C shares, respectively.

HIGH YIELD FUND (AS OF DECEMBER 31, 2000)
     ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                         CLASS A    CLASS B    CLASS C    CLASS Z
                                                         --------   --------   --------   --------
Management fees........................................     .43%        .43%      .43%        .43%
+ Distribution and service (12b-1) fees**..............     .30%        .75%     1.00%        None
+ Other expenses.......................................     .17%        .17%      .17%        .17%
= TOTAL ANNUAL FUND OPERATING EXPENSES.................     .90%       1.35%     1.60%        .60%
- Fee waiver or expense reimbursement**................     .05%        None      .25%        None
= NET ANNUAL FUND OPERATING EXPENSES...................     .85%       1.35%     1.35%        .60%

------------------------

**    For the fiscal year ending December 31, 2001, the Distributor of High
     Yield Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.

IS A MERGER A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?

    Typically, the exchange of shares pursuant to a merger does not result in a gain or loss for U.S. federal income tax purposes. For more information, see the proxy statement.

WHAT WILL BE THE SIZE OF HIGH YIELD FUND AFTER THE MERGER?

    If the proposal is approved, based on information available as of June 30, 2001, the combined fund is anticipated to have approximately $2.5 billion in assets.

HOW WILL WE DETERMINE THE NUMBER AND CLASS OF SHARES OF HIGH YIELD FUND THAT YOU
  WILL RECEIVE?

    As of the close of business of the New York Stock Exchange on the date the merger is consummated, shareholders will receive the number of full and fractional Class A, Class B, Class C or Class Z shares of High Yield Fund that are equal in value to the net asset value of their Class A, Class B, Class C or Class Z shares, as applicable, of High Yield Total Return Fund on that date. The merger is anticipated to occur on January 31, 2002.

HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSAL?

    Yes. The Board of Directors of High Yield Total Return Fund has approved the proposal and recommends that you vote to approve the proposal.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER
  MEETING DATE?

    If we do not receive sufficient votes to hold the meeting, we or Georgeson Shareholder Communications, Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid the expense of additional mailings or telephone calls. If there are not sufficient votes to approve the merger proposal by the time of the meeting (January 24, 2002), the meeting may be adjourned to permit further solicitation of proxy votes.

WHAT HAPPENS IF THE PROPOSAL IS NOT APPROVED?

    If the shareholders do not approve the merger or if it is not completed, High Yield Total Return Fund will continue to engage in business as a registered investment company with its current fee structure, and the Board may consider other proposals for High Yield Total Return Fund, including proposals for its reorganization or liquidation.

HOW MANY VOTES AM I ENTITLED TO CAST?

    As a shareholder, you are entitled to one vote for each share you own of High Yield Total Return Fund on the record date. The record date is November 9, 2001.

HOW DO I VOTE MY SHARES?

    You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at (800) 225-1852.

    You may also vote via the internet. To do so, have your proxy card available and go to the website: WWW.PROXYVOTE.COM. Follow the instructions on the website and be prepared to enter your 12 digit control number from your proxy card to enter your vote.

    Finally, you can vote by telephone by calling (800) 690-6903 toll free. Enter your 12 digit control number from your proxy card and follow the instructions given.

HOW DO I SIGN THE PROXY CARD?

    INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

                             PRUDENTIAL HIGH YIELD
                            TOTAL RETURN FUND, INC.
                              100 Mulberry Street
                        Gateway Center Three, 4th Floor
                         Newark, New Jersey 07102-4077

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

To our Shareholders:

    Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of the Prudential High Yield Total Return Fund, Inc. (High Yield Total Return
Fund), will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on January 24, 2002, at 10:00 a.m., Eastern time, for the following purposes:

    1. To approve an Agreement and Plan of Reorganization under which High Yield Total Return Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Prudential High Yield Fund, Inc. (High Yield
Fund), High Yield Fund will be the surviving fund, and each whole and fractional share of Class A, Class B, Class C or Class Z shares of High Yield Total Return Fund shall be exchanged for whole and fractional shares of equal net asset value of Class A, Class B, Class C or Class Z shares of High Yield Fund.

    2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

    The Board of Directors has fixed the close of business on November 9, 2001 as the record date for the determination of the shareholders of High Yield Total Return Fund entitled to notice of, and to vote at, this Meeting and any adjournments.

                                          Deborah A. Docs
                                          SECRETARY

Dated: November   , 2001

 A PROXY CARD IS ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU ALSO MAY VOTE BY TELEPHONE OR VIA THE INTERNET AS DESCRIBED IN THE ENCLOSED MATERIALS. THE BOARD OF PRUDENTIAL HIGH YIELD TOTAL RETURN FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

 SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                   INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

    The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

    2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

                  REGISTRATION                          VALID SIGNATURE
------------------------------------------------    ------------------------
A. 1.  XYZ Corporation                              John Smith, President
   2.  XYZ Corporation                              John Smith, President
       c/o John Smith, President
B. 1.  ABC Company Profit Sharing Plan              Jane Doe, Trustee
   2.  Jones Family Trust                           Charles Jones, Trustee
   3.  Sarah Clark, Trustee                         Sarah Clark, Trustee
       u/t/d 7/1/85
C. 1.  Thomas Wilson, Custodian                     Thomas Wilson, Custodian
       f/b/o Jessica Wilson UTMA
       New Jersey

                               PRELIMINARY COPIES

                        PRUDENTIAL HIGH YIELD FUND, INC.
                                   PROSPECTUS
                                      AND

                             PRUDENTIAL HIGH YIELD
                            TOTAL RETURN FUND, INC.
                                PROXY STATEMENT

                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852
                            ------------------------

                               NOVEMBER   , 2001
                            ------------------------

    This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Prudential High Yield Total Return Fund, Inc. (High Yield Total Return Fund), in connection with the solicitation of proxies by High Yield Total Return Fund's Board of Directors for use at the Special Meeting of Shareholders of High Yield Total Return Fund and at any adjournments of the meeting (the Meeting). The Meeting will be held on January 24, 2002, at 10:00 a.m., Eastern time, at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.

    The purpose of the Meeting is to vote on an Agreement and Plan of Reorganization (the Agreement) under which High Yield Total Return Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Prudential High Yield Fund, Inc. (High Yield Fund) in exchange for shares of High Yield Fund. This transaction is referred to as the Merger. If the Merger is approved, High Yield Total Return Fund will be terminated and High Yield Fund will be the surviving fund, and each whole and fractional share of Class A, Class B, Class C and Class Z shares of High Yield Total Return Fund shall be exchanged for whole and fractional shares of equal net asset value of Class A, Class B, Class C or Class Z shares of High Yield Fund on January 31, 2002, or such later date as the parties may agree (the Closing Date).

    High Yield Fund is an open-end diversified registered management investment company which is organized as a Maryland corporation. High Yield Fund's primary investment objective is to maximize current income. High Yield Fund's secondary investment objective is to seek capital appreciation but only when consistent with its primary investment objective of current income. To achieve its income objective, High Yield Fund normally invests in a diversified portfolio of high-yield fixed-income securities rated Ba or lower by Moody's Investors Service (Moody's), or BB or lower by Standard & Poor's Ratings Group
(Standard & Poor's) and securities either rated by another major rating service or unrated securities of comparable quality, that is, junk bonds.

    High Yield Total Return Fund is an open-end diversified registered management investment company which is organized as a Maryland corporation. The objective of High Yield Total Return Fund is total return through high current income and capital appreciation. To achieve its objective, High Yield Total Return Fund invests at least 65% of its total assets in high-yield fixed-income securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's and securities either rated by another major rating service or unrated securities of comparable quality, that is, junk bonds.

    IF SHAREHOLDERS OF HIGH YIELD TOTAL RETURN FUND APPROVE THE MERGER, THEY WILL BECOME SHAREHOLDERS OF HIGH YIELD FUND.

    This Proxy Statement should be retained for your future reference. It sets forth concisely the information about the Merger of High Yield Total Return Fund and High Yield Fund that a shareholder of High Yield Total Return Fund should know before voting on the proposed Merger. A Statement of Additional Information
dated November   , 2001, which relates to this Proxy Statement, has been filed with the Securities and Exchange Commission (the Commission) and is incorporated into this Proxy Statement by reference. This Proxy Statement is accompanied by the Prospectus, dated February 28, 2001, as supplemented to date, which offers shares of High Yield Fund. The Statement of Additional Information for High Yield Fund, dated February 28, 2001, is available upon request. Enclosed with this Proxy Statement are the Annual and Semi-Annual Reports to shareholders of High Yield Fund for the fiscal year ended December 31, 2000, and the six-month period ended June 30, 2001, respectively. The Prospectus and Statement of Additional Information and supplements thereto for High Yield Fund have been filed with the Commission and are incorporated into this Proxy Statement by reference. A Prospectus for High Yield Total Return Fund dated May 31, 2001, as supplemented to date, and the Statement of Additional Information for High Yield Total Return Fund, dated May 31, 2001, have been filed with the Commission and are incorporated into this Proxy Statement by reference. Copies of the documents referred to above may be obtained without charge by contacting Prudential Mutual Fund Services LLC at Post Office Box 15005, New Brunswick, New Jersey 08906-5005, or by calling (800) 225-1852.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED HIGH YIELD FUND'S SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS PROXY STATEMENT AND PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                       SPECIAL MEETING OF SHAREHOLDERS OF

                 PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.

                 TO BE HELD ON JANUARY 24, 2002, AT 10:00 A.M.

                              100 MULBERRY STREET
                        GATEWAY CENTER THREE, 14TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                         PROXY STATEMENT AND PROSPECTUS

                            ------------------------

                               VOTING INFORMATION

    This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors of Prudential High Yield Total Return Fund, Inc. (High Yield Total Return Fund) to be used at the Special Meeting of Shareholders of High Yield Total Return Fund, and at any adjournments of the Special Meeting (the Meeting), to be held on January 24, 2002, at 10:00 a.m., Eastern time, at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102-4077, the principal executive office of Prudential Investment Management, Inc. (PIM). PIM serves as the investment adviser to Prudential High Yield Fund, Inc. (High Yield Fund, and together with High Yield Total Return Fund, the Funds).

    The purpose of the Meeting is described in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the
accompanying proxy card on or about November   , 2001. Supplementary
solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of High Yield Total Return Fund. In addition, Georgeson Shareholder Communications, Inc., a proxy solicitation firm, may be retained to solicit shareholders on behalf of High Yield Total Return Fund. The fees and expenses of Georgeson Shareholder Communications, Inc. are not expected to exceed $30,000, excluding mailing and printing costs. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations (including the costs of retaining Georgeson Shareholder Communications, Inc.) will be borne by each Fund based on their respective assets and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation materials to the shareholders of High Yield Total Return Fund.

    Even if you sign and return the enclosed proxy card, you may revoke your proxy at any time prior to its use by written notification received by High Yield Total Return Fund, by submitting a later-dated proxy card, or by attending the Meeting and voting in person.

    All proxy cards solicited by the Board of Directors that are properly completed and received by High Yield Total Return Fund prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by proxies will be voted in accordance with the instructions you provide. If no instruction is made on a proxy card, it will be voted FOR Proposal No. 1. With respect to High Yield Total Return Fund, a quorum (which is the minimum number of shares necessary to transact business at the Meeting) is established when a majority of High Yield Total Return Fund's total shares outstanding and entitled to vote are present in person at the Meeting or represented by proxy.

    If a proxy that is properly signed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares on this matter for which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business, but because Proposal No. 1 requires approval by the votes of a majority of shares represented at a meeting at which a quorum is present, will have the effect of a vote AGAINST Proposal No. 1.

    High Yield Total Return Fund also may arrange to have votes recorded by telephone. The expenses associated with telephone voting will be borne by each Fund based on their respective assets. If High Yield Total Return Fund takes votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

    Shareholders may also cast their vote via the internet. The expenses associated with internet voting will be borne by each Fund based on their respective assets. The internet voting procedures have been designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that shareholders' instructions have been recorded properly. We have been advised that the internet voting procedures are consistent with the requirements of applicable law. Shareholders voting via the internet should understand that there may be costs associated with electronic access, such as usage charges from an internet access provider and telephone companies, that must be borne by the shareholder. Proxies given by the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

    If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve Proposal No. 1 are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting, to permit the further solicitation of proxies. An adjournment will require the affirmative vote of a majority of shares of High Yield Total Return Fund present in person at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to Proposal No. 1, unless directed to vote AGAINST Proposal No. 1, in which case such shares will be voted against the proposed adjournment. Since abstentions and broker "non-votes" will be considered present for purposes of determining the existence of a quorum for the transaction of business, but because an adjournment requires approval by the votes of a majority of shares represented at a meeting at which a quorum is present, the shares represented thereby will have the effect of a vote AGAINST adjournment. A shareholder vote may be taken on the Merger described in this Proxy Statement or on any other business properly presented at the Meeting prior to adjournment if sufficient votes have been received.

    Shareholders of record of each class of High Yield Total Return Fund at the close of business on November 9, 2001 (the Record Date), will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date (fractional shares will be entitled to a proportionate
fractional vote). On the Record Date, there were:           Class A shares,
          Class B shares,           Class C shares and           Class Z shares
issued and outstanding of High Yield Total Return Fund.

    As of November 9, 2001, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of any class of High Yield Total Return Fund.

NAME                                                          SHARES/CLASS   % OWNERSHIP
----                                                          ------------   -----------


    On November 9, 2001, there were           Class A shares,           Class B
shares,           Class C shares and           Class Z shares issued and
outstanding of High Yield Fund.

    As of November 9, 2001, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of any class of High Yield Fund.

NAME                                                          SHARES/CLASS   % OWNERSHIP
----                                                          ------------   -----------

    Shareholders of High Yield Fund are not entitled to vote on the Merger.

    As of November 9, 2001, the Directors and officers of High Yield Total Return Fund and High Yield Fund, owned, in the aggregate, less than 1% of each class of each Fund's total outstanding shares. Prudential Securities Incorporated intends to vote any shares of High Yield Total Return Fund for which it has direct voting authority FOR Proposal No. 1.

VOTE REQUIRED

    APPROVAL OF THE MERGER REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES REPRESENTED IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE MEETING, IF A QUORUM IS PRESENT.

                                    SYNOPSIS

    The following is a summary of information contained elsewhere in this Proxy Statement, in the Agreement and Plan of Reorganization (the Agreement, the form of which is attached as Attachment A), and in the Prospectuses of each Fund, which are incorporated into this Proxy Statement by reference. Shareholders should read this Proxy Statement and the Prospectus of High Yield Fund for more complete information.

    The Merger would transfer all of the assets and liabilities of High Yield Total Return Fund into High Yield Fund, a larger mutual fund also managed by Prudential Investments LLC (PI), for which PIM also acts as investment adviser. If the Merger is approved, High Yield Total Return Fund will cease to exist and current shareholders of High Yield Total Return Fund will become shareholders of High Yield Fund.

INVESTMENT OBJECTIVES AND POLICIES

    The Funds have similar investment objectives and policies. The investment objective of High Yield Total Return Fund is total return through high current income and capital appreciation. To achieve its objective, the High Yield Total Return Fund generally invests at least 65% of its total assets in high-yield fixed-income securities rated Ba or lower by Moodys or BB or lower by Standard & Poors and securities either rated by another major rating service or unrated securities of comparable quality, that is, junk bonds.

    High Yield Fund's primary investment objective is to maximize current income and its secondary investment objective is to seek capital appreciation but only when consistent with its primary investment objective of current income. High Yield Fund seeks to achieve its primary objective by investing in a diversified portfolio of high-yield fixed-income securities rated Ba or lower by Moodys, or BB or lower by Standard & Poors and securities either rated by another major rating service or unrated securities of comparable quality, that is, junk bonds.

    One of the primary differences between the investment policies of the Funds is that High Yield Total Return Fund may invest up to 100% of its total assets in troubled holdings while High Yield Fund may do so only to a lesser extent.
Currently, however, High Yield Total Return Fund holds    % of its total assets
in troubled holdings. In addition, High Yield Total Return Fund is permitted to invest up to 35% of its total assets in equity-related securities while the High Yield Fund is only permitted to invest up to 10% in equity-related securities. High Yield Total Return Fund is permitted to invest up to 35% of its total assets in U.S. currency denominated foreign securities (up to 5% in non-U.S. currency denominated securities) while High Yield Fund is only permitted to invest up to 20% of total assets in U.S. currency denominated foreign fixed-income securities and preferred stock (up to 10% in non-U.S. currency denominated securities). Finally, both Funds can use derivative strategies such as futures, options on futures, foreign currency forward contracts and interest rate swaps, although High Yield Total Return Fund may also use options while High Yield Fund may not.

    Each Fund has the same manager (PI), the same investment adviser (PIM), the same investment team (High Yield Team) and the same co-team leaders (Casey Walsh and Paul Appleby). The High Yield Team, which is primarily responsible for overseeing the day-to-day management of each Fund, utilizes a similar investment approach in selecting investments for both Funds. The address of PI is Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2000, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, (and as manager or administrator) to closed-end investment companies, with aggregate assets of approximately $76 billion.

    Each Fund uses the Lehman Brothers High Yield Bond Index as its benchmark index, which is an unmanaged index comprised of fixed rate noninvestment-grade debt securities with at least one year remaining to maturity.

    Each Fund also uses the Lipper High Current Yield Category as a benchmark (which is based on the average return of all mutual funds in this category).

    While each Fund makes every effort to achieve their investment objective, they can't guarantee success.

PURCHASES, REDEMPTIONS, EXCHANGES AND DISTRIBUTIONS

    The purchase, redemption, and exchange policies of each Fund are identical and are not expected to change after the Merger.

    Each Fund distributes dividends out of any net investment income, plus short-term capital gains, to shareholders typically every month. Each Fund distributes long-term capital gains to shareholders typically once a year.

THE PROPOSED MERGER

    Shareholders of High Yield Total Return Fund will be asked at the Meeting to vote upon and approve the Agreement, under which High Yield Total Return Fund will transfer all of its assets to, and all of its liabilities will be assumed by, High Yield Fund whereupon the separate existence of High Yield Total Return Fund will cease and High Yield Fund will be the surviving mutual fund, and each whole and fractional Class A share, Class B share, Class C share and Class Z share of the High Yield Total Return Fund shall be exchanged for whole and fractional shares of equal net asset value of the corresponding class of shares of High Yield Fund, on or about the Closing Date. Shareholders holding High Yield Total Return Fund shares in certificate form may receive certificates representing their High Yield Fund shares by sending the certificate to Prudential Mutual Fund Services LLC, accompanied by a written request for such exchange. Approval of the Merger will be determined solely by approval of High Yield Total Return Fund's shareholders. No vote by shareholders of High Yield Fund is required.

    The Agreement provides that it is a condition to the High Yield Total Return Fund's and High Yield Fund's respective obligation to complete the Merger that the Funds will have received an opinion of counsel that the Merger will not result in any gain or loss for U.S. federal income tax purposes to High Yield Total Return Fund, High Yield Fund, or the shareholders of High Yield Total Return Fund.

EXPENSE STRUCTURES

    High Yield Total Return Fund and High Yield Fund each pay a management fee to PI for managing its investment operations and administering its business affairs. The management fee is calculated daily and paid to PI every month. High Yield Total Return Fund has agreed to pay a management fee to PI at an annual rate of .65 of 1% of High Yield Total Return Fund's average daily net assets, with no breakpoints. High Yield Fund has agreed to pay a management fee to PI with break points which lower the management fee as fund size increases so that PI's contractual fee is at an annual rate of .50 of 1% of the average daily net assets of High Yield Fund up to and including $250 million, .475 of 1% of the next $500 million, .45 of 1% of the next $750 million, .425 of 1% of the next $500 million, .40 of 1% of the next $500 million, .375 of 1% of the next
$500 million and .35 of 1% over $3 billion of High Yield Fund's average daily net assets. PI pays PIM .325 of 1% of the average daily net assets of High Yield Total Return Fund. With respect to High Yield Fund, PI pays a subadvisory fee to PIM with breakpoints which lower the subadvisory fee as fund size increases so that PIM's contractual fee is at an annual rate of .250 of 1% of High Yield Fund's average daily net assets up to and including $250 million, .226 of 1% of the next $500 million, .203 of 1% of the next $750 million, .181 of 1% of the next $500 million, .160 of 1% of the next $500 million, .141 of 1% of the next $500 million and .123 of 1% over $3 billion of High Yield Fund's average daily net assets.

    The management fee paid by each Fund covers PI's oversight of such Funds' investment portfolio. PI also administers each Fund's corporate affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Funds' custodian or transfer and dividend disbursing agent. Officers and employees of PI serve as officers and Directors of the Funds without compensation.

    The Funds' distribution expense structure is the same. Prudential Investment Management Services LLC (the Distributor), a wholly-owned subsidiary of Prudential, serves as the distributor of each Fund's shares. The Distributor incurs the expenses of distributing each Fund's shares, including commissions and account servicing fees paid to or on account of brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of shares, including lease, utility, communications and sales promotion expenses.

    Each Fund pays the Distributor a distribution and service (12b-1) fee with respect to Class A and Class C shares at an annual rate of up to .30 of 1% for Class A shares and 1% for Class C shares. With respect to Class B shares, High Yield Total Return Fund and High Yield Fund pay the Distributor at the annual rate of 1.00% and .75 of 1% of the average daily net assets of their respective Class B shares. Class Z shares are not subject to any distribution and service (12b-1) fees. For the current fiscal year of each Fund, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of each such class. For the current fiscal year of High Yield Total Return Fund, the Distributor has also contractually agreed to reduce its distribution and service (12b-1) fees for Class B shares to .75 of 1% of the average daily net assets of Class B shares.

    Shareholders should understand that the contractual waivers by the Distributor are enforceable for one-year periods and may be terminated with respect to any subsequent fiscal year on not less than 30 days' notice prior to the end of a current fiscal year. The Distributor's contractual waiver extends through March 31, 2002 and December 31, 2001 for High Yield Total Return Fund and High Yield Fund, respectively. There is no assurance that the Distributor will continue any waiver beyond the indicated dates.

    Each Fund also pays certain other expenses in connection with their operations, including accounting, legal, audit and registration expenses. Other expenses incurred by each class of the High Yield Total Return Fund for the fiscal year ending March 31, 2001 were .40%, and by each class of High Yield Fund for the fiscal year ending December 31, 2000 were .17% of average daily net assets. Annualized other expenses incurred by each class of High Yield Fund for the period ending June 30, 2001 were .16%. Although the basis for calculating these fees and expenses is the same for each Fund, the per share effect on shareholder returns is affected by their relative size. Combining the Funds is expected to reduce certain expenses. For example, only one annual audit of the combined Fund will be required rather than separate audits of each Fund as is currently required.

    If shareholders approve the Merger, High Yield Fund's expense structure will apply. Assuming continuation of High Yield Fund's expenses as of December 31, 2000, this expense structure would decrease the total operating expenses calculated as of June 30, 2001, incurred by shareholders of each class of High Yield Total Return Fund by .45 of 1%. If the proposed Merger is not approved, High Yield Total Return Fund will continue with its current fee structure. For more information about each Fund's current fees, refer to their Prospectuses. See the Pro Forma Capitalization and Ratios below for estimates of expenses if the Merger is approved.

    Overall, the proposed Merger would provide the High Yield Total Return Fund's shareholders with the following benefits:

    - the opportunity to participate in a larger fund with an investment objective and policies similar to High Yield Total Return Fund's investment objective and policies, which may be able to more effectively pursue its investment objective at a more reasonable cost to shareholders; and

    - due to expected greater economies of scale, annual operating expenses for each class of High Yield Total Return Fund's shares are expected to be lower than those currently incurred by such shares.

    The Board of Directors of High Yield Total Return Fund believes that the Merger will benefit High Yield Total Return Fund's shareholders and recommends that shareholders vote in favor of the Merger.

COMPARATIVE FEES AND EXPENSES TABLES

    These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Funds. The Annual Operating Expenses tables for each class also show the pro forma fees for the combined fund after giving effect to the Merger.

    The tables show charges, fees and expenses for High Yield Total Return Fund and High Yield Fund for the fiscal year ended March 31, 2001 and the fiscal year ended December 31, 2000, respectively. The pro forma combined figures are based on June 30, 2001 amounts.

CLASS A SHAREHOLDER FEES(1)
  (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                  HIGH YIELD FUND/
                                                                HIGH YIELD       PRO FORMA COMBINED
                                                             TOTAL RETURN FUND    HIGH YIELD FUND
                                                              CLASS A SHARES       CLASS A SHARES
                                                             -----------------   ------------------
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)............................          4%                   4%
Maximum deferred sales charge (load) (as a percentage of
  the lower of original purchase price or sale proceeds)...        None                 None
Maximum sales charge (load) imposed on reinvested dividends
  and other distributions..................................        None                 None
Redemption fees............................................        None                 None
Exchange fee...............................................        None                 None

ANNUAL CLASS A SHARES OPERATING EXPENSES
  (DEDUCTED FROM ASSETS)

                                                                                                 PRO FORMA
                                                                                                 COMBINED
                                                           HIGH YIELD         HIGH YIELD        HIGH YIELD
                                                        TOTAL RETURN FUND        FUND              FUND
                                                         CLASS A SHARES     CLASS A SHARES    CLASS A SHARES
                                                        -----------------   ---------------   ---------------
Management fees.......................................         .65%               .43%                  .44%
+ Distribution and service (12b-1) fees...............         .30%*              .30%**                .30%**
+ Other expenses......................................         .40%               .17%                  .16%
= TOTAL ANNUAL OPERATING EXPENSES.....................        1.35%               .90%                  .90%
- Fee waiver or expense reimbursement                          .05%*              .05%**                .05%**
= NET ANNUAL OPERATING EXPENSES.......................        1.30%               .85%                  .85%

CLASS B SHAREHOLDER FEES(1)
  (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                  HIGH YIELD FUND/
                                                                HIGH YIELD       PRO FORMA COMBINED
                                                             TOTAL RETURN FUND    HIGH YIELD FUND
                                                              CLASS B SHARES       CLASS B SHARES
                                                             -----------------   ------------------
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)............................              None                  None
Maximum deferred sales charge (load) (as a percentage of
  the lower of original purchase price or sale proceeds)...             5%(2)                 5%(2)
Maximum sales charge (load) imposed on reinvested dividends
  and other distributions..................................              None                  None
Redemption fees............................................              None                  None
Exchange fee...............................................              None                  None

ANNUAL CLASS B SHARES OPERATING EXPENSES
  (DEDUCTED FROM ASSETS)

                                                                                                 PRO FORMA
                                                                                                 COMBINED
                                                           HIGH YIELD         HIGH YIELD        HIGH YIELD
                                                        TOTAL RETURN FUND        FUND              FUND
                                                         CLASS B SHARES     CLASS B SHARES    CLASS B SHARES
                                                        -----------------   ---------------   ---------------
Management fees.......................................         .65%               .43%                  .44%
+ Distribution and service (12b-1) fees...............        1.00%*              .75%                  .75%
+ Other expenses......................................         .40%               .17%                  .16%
= TOTAL ANNUAL OPERATING EXPENSES.....................        2.05%              1.35%                 1.35%
- Fee waiver or expense reimbursement.................         .25%*              None                  None
= NET ANNUAL OPERATING EXPENSES.......................        1.80%              1.35%                 1.35%

CLASS C SHAREHOLDER FEES(1)
  (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                  HIGH YIELD FUND/
                                                                HIGH YIELD       PRO FORMA COMBINED
                                                             TOTAL RETURN FUND    HIGH YIELD FUND
                                                              CLASS C SHARES       CLASS C SHARES
                                                             -----------------   ------------------
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)............................           1%                   1%
Maximum deferred sales charge (load) (as a percentage of
  the lower of original purchase price or sale proceeds)...         1%(3)                1%(3)
Maximum sales charge (load) imposed on reinvested dividends
  and other distributions..................................         None                 None
Redemption fees............................................         None                 None
Exchange fee...............................................         None                 None

ANNUAL CLASS C SHARES OPERATING EXPENSES
  (DEDUCTED FROM ASSETS)

                                                                                                 PRO FORMA
                                                                                                 COMBINED
                                                           HIGH YIELD         HIGH YIELD        HIGH YIELD
                                                        TOTAL RETURN FUND        FUND              FUND
                                                         CLASS C SHARES     CLASS C SHARES    CLASS C SHARES
                                                        -----------------   ---------------   ---------------
Management fees.......................................         .65%               .43%                  .44%
+ Distribution and service (12b-1) fees...............        1.00%*             1.00%**               1.00%**
+ Other expenses......................................         .40%               .17%                  .16%
= TOTAL ANNUAL OPERATING EXPENSES.....................        2.05%              1.60%                 1.60%
- Fee waiver or expense reimbursement.................         .25%*              .25%**                .25%**
= NET ANNUAL OPERATING EXPENSES.......................        1.80%              1.35%                 1.35%

CLASS Z SHAREHOLDER FEES(1)
  (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                  HIGH YIELD FUND/
                                                                HIGH YIELD       PRO FORMA COMBINED
                                                             TOTAL RETURN FUND    HIGH YIELD FUND
                                                              CLASS Z SHARES       CLASS Z SHARES
                                                             -----------------   ------------------
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)............................        None                 None
Maximum deferred sales charge (load) (as a percentage of
  the lower of original purchase price or sale proceeds)...        None                 None
Maximum sales charge (load) imposed on reinvested dividends
  and other distributions..................................        None                 None
Redemption fees............................................        None                 None
Exchange fee...............................................        None                 None

ANNUAL CLASS Z SHARES OPERATING EXPENSES
  (DEDUCTED FROM ASSETS)

                                                                                                 PRO FORMA
                                                                                                 COMBINED
                                                           HIGH YIELD         HIGH YIELD        HIGH YIELD
                                                        TOTAL RETURN FUND        FUND              FUND
                                                         CLASS Z SHARES     CLASS Z SHARES    CLASS Z SHARES
                                                        -----------------   ---------------   ---------------
Management fees.......................................         .65%               .43%                  .44%
+ Distribution and service (12b-1) fees...............         None               None                  None
+ Other expenses......................................         .40%               .17%                  .16%
= TOTAL ANNUAL OPERATING EXPENSES.....................        1.05%               .60%                  .60%
- Fee waiver or expense reimbursement.................         None               None                  None
= NET ANNUAL OPERATING EXPENSES.......................        1.05%               .60%                  .60%

------------------------

 (1) Your broker may charge you a separate or additional fee for purchases and sales of shares.

 (2) The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.

 (3) The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.

   * For the fiscal year ending March 31, 2002, the Distributor of High Yield Total Return Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A, Class B and Class C shares to .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of Class A, Class B and Class C shares, respectively.

  ** For the fiscal year ending December 31, 2001, the Distributor of High Yield
     Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.

EXAMPLES OF THE EFFECT OF FUND EXPENSES

    The following tables illustrate the expenses on a hypothetical $10,000 investment in each Fund, under the current and pro forma (combined fund) expenses calculated at the rates stated above for the first year, and thereafter using gross expenses with no fee waivers or expense reimbursements, if any, assuming a 5% annual return, and assuming that you sell your shares at the end of each period.

CLASS A SHARES

                                                                                             PRO FORMA
                                                                                             COMBINED
                                                       HIGH YIELD         HIGH YIELD        HIGH YIELD
                                                    TOTAL RETURN FUND        FUND              FUND
                                                     CLASS A SHARES     CLASS A SHARES    CLASS A SHARES
                                                    -----------------   ---------------   ---------------
1 Year............................................       $  527              $  582            $  483
3 Years...........................................       $  806              $  768            $  671
5 Years...........................................       $1,105              $  969            $  874
10 Years..........................................       $1,955              $1,548            $1,459

CLASS B SHARES

                                                                                             PRO FORMA
                                                                                             COMBINED
                                                       HIGH YIELD         HIGH YIELD        HIGH YIELD
                                                    TOTAL RETURN FUND        FUND              FUND
                                                     CLASS B SHARES     CLASS B SHARES    CLASS B SHARES
                                                    -----------------   ---------------   ---------------
1 Year............................................       $  683              $  637            $  637
3 Years...........................................       $  919              $  728            $  728
5 Years...........................................       $1,180              $  839            $  839
10 Years..........................................       $2,095              $1,443            $1,443

CLASS C SHARES

                                                                                             PRO FORMA
                                                                                             COMBINED
                                                       HIGH YIELD         HIGH YIELD        HIGH YIELD
                                                    TOTAL RETURN FUND        FUND              FUND
                                                     CLASS C SHARES     CLASS C SHARES    CLASS C SHARES
                                                    -----------------   ---------------   ---------------
1 Year............................................       $  381              $  336            $  336
3 Years...........................................       $  712              $  576            $  576
5 Years...........................................       $1,170              $  939            $  939
10 Years..........................................       $2,436              $1,960            $1,960

CLASS Z SHARES

                                                                                             PRO FORMA
                                                                                             COMBINED
                                                       HIGH YIELD         HIGH YIELD        HIGH YIELD
                                                    TOTAL RETURN FUND        FUND              FUND
                                                     CLASS Z SHARES     CLASS Z SHARES    CLASS Z SHARES
                                                    -----------------   ---------------   ---------------
1 Year............................................       $  107               $ 61              $ 61
3 Years...........................................       $  334               $192              $192
5 Years...........................................       $  579               $335              $335
10 Years..........................................       $1,283               $750              $750

    These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under total annual operating expenses remain the same in the years shown, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A, Class B and Class C shares of High Yield Total Return Fund, for Class A and Class C shares of High Yield Fund and for Class A and Class C shares of High Yield Fund on a pro forma basis, during the first year. The examples also assume a stable shareholder base, but in fact the shareholder base of High Yield Total Return Fund has been declining in recent years. A continued decline would likely result in higher per share expenses going forward. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of either Fund.

PRO FORMA CAPITALIZATION AND RATIOS

    The following table shows the capitalization of each Fund as of June 30, 2001, and the pro forma combined capitalization as if the Merger had occurred on that date.

                                                                                        PRO FORMA
                                                             HIGH YIELD                  COMBINED
                                                            TOTAL RETURN   HIGH YIELD   HIGH YIELD
                                                                FUND          FUND         FUND
                                                            ------------   ----------   ----------
Net Assets (000s)
  Class A.................................................     $18,912     $1,416,307   $1,435,219
  Class B.................................................     $55,315     $  933,031   $  988,346
  Class C.................................................     $10,857     $   69,261   $   80,118
  Class Z.................................................     $ 1,092     $   40,455   $   41,547
Net Asset Value Per Share
  Class A.................................................     $  6.71     $     5.96   $     5.96
  Class B.................................................     $  6.71     $     5.95   $     5.95
  Class C.................................................     $  6.71     $     5.95   $     5.95
  Class Z.................................................     $  6.73     $     5.96   $     5.96
Shares Outstanding (000s)
  Class A.................................................       2,819        237,642      240,809
  Class B.................................................       8,239        156,814      166,109
  Class C.................................................       1,617         11,641       13,465
  Class Z.................................................         162          6,787        6,971

    The following table shows the ratio of expenses to average net assets and the ratio of net investment income to average net assets (based upon average weighted shares outstanding during the relevant period) of High Yield Total Return Fund for the twelve-month period ended March 31, 2001, and of High Yield Fund for the twelve-month period ended December 31, 2000. The ratios also are shown on a pro forma combined basis as of June 30, 2001.

                                                                                           PRO FORMA
                                                              HIGH YIELD                   COMBINED
                                                             TOTAL RETURN   HIGH YIELD    HIGH YIELD
                                                             FUND (AS OF    FUND (AS OF   FUND (AS OF
                                                               3/31/01)      12/31/00)     6/30/01)
                                                             ------------   -----------   -----------
Ratio of expenses to average net assets
  Class A..................................................       1.30%          .85%          .85%
  Class B..................................................       1.80%         1.35%         1.35%
  Class C..................................................       1.80%         1.35%         1.35%
  Class Z..................................................       1.05%          .60%          .60%
Ratio of net investment income to average net assets
  Class A..................................................       9.85%         9.95%        10.17%
  Class B..................................................       9.32%         9.41%         9.67%
  Class C..................................................       9.34%         9.44%         9.67%
  Class Z..................................................      10.31%        10.17%        10.42%

PERFORMANCE COMPARISONS OF THE FUNDS

    The following tables compare the Funds' average annual total returns for the periods set forth below. Average annual total returns are based on past results and are not an indication of future performance, and include the deduction of applicable sales charges.

                          AVERAGE ANNUAL TOTAL RETURNS
                         (PERIODS ENDED JUNE 30, 2001)

CLASS A SHARES

                                         ONE YEAR    FIVE YEARS    TEN YEARS    SINCE INCEPTION
                                        ----------   -----------   ----------   ----------------
High Yield Total Return Fund*.........    (9.29)%         N/A           N/A         (4.09)%
                                                                                 (since 5-5-98)
High Yield Fund*......................    (7.69)%        2.85%         7.47%         7.45%
                                                                                (since 1-22-90)

CLASS B SHARES

                                         ONE YEAR    FIVE YEARS    TEN YEARS    SINCE INCEPTION
                                        ----------   -----------   ----------   ----------------
High Yield Total Return Fund*.........   (10.98)%         N/A           N/A         (4.02)%
                                                                                 (since 5-5-98)
High Yield Fund.......................    (9.42)%        2.95%         7.29%         8.46%
                                                                                (since 3-29-79)

CLASS C SHARES

                                         ONE YEAR    FIVE YEARS    TEN YEARS    SINCE INCEPTION
                                        ----------   -----------   ----------   ----------------
High Yield Total Return Fund*.........    (7.92)%         N/A           N/A         (3.65)%
                                                                                 (since 5-5-98)
High Yield Fund*......................    (6.38)%        2.92%          N/A          4.82%
                                                                                 (since 8-1-94)

CLASS Z SHARES

                                         ONE YEAR    FIVE YEARS    TEN YEARS    SINCE INCEPTION
                                        ----------   -----------   ----------   ----------------
High Yield Total Return Fund..........    (5.00)%         N/A           N/A         (2.53)%
                                                                                 (since 5-5-98)
High Yield Fund.......................    (3.70)%        3.91%          N/A         (3.58)%
                                                                                 (since 3-1-96)

    Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

------------------------

   * Without the distribution and service (12b-1) fee waiver, the Average Annual Total Returns would have been lower.

FORMS OF ORGANIZATION

    High Yield Total Return Fund is a diversified, open-end management investment company organized under the laws of Maryland on February 18, 1997. High Yield Fund is a diversified, open-end management investment company organized under the laws of Maryland on January 5, 1979.

    High Yield Total Return Fund is authorized to issue 2.5 billion shares of common stock, $.0001 par value per share which are divided into four classes designated Class A, Class B, Class C and Class Z common stock. Class A is authorized to issue 1 billion shares, and Class B, Class C and Class Z are each authorized to issue 500 million shares.

    High Yield Fund is authorized to issue 3 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Each class is authorized to issue 750 million shares.

    Each Fund is a Maryland corporation and the rights of its shareholders are governed by its Charter, By-Laws and the Maryland General Corporation Law.

    Generally, neither Fund is required to hold annual meetings of its shareholders. Each Fund is required to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director when requested in writing to do so by the holders of at least 10% of the Fund's outstanding shares. In addition, each Fund is required to call a meeting of shareholders for the purpose of electing Directors to fill any existing vacancies on the Board of Directors if, at any time, less than a majority of the Directors holding office at that time were elected by the holders of the outstanding voting securities.

    Shareholders of each Fund are entitled to one vote for each share on all matters submitted to a vote of its shareholders under Maryland law. Approval of certain matters, such as an amendment to the charter, merger, consolidation or transfer of all or substantially all assets, dissolution and removal of a Director, requires the affirmative vote of a majority of the votes entitled to be cast. A plurality of votes cast is required to elect Directors. Other matters require the approval of the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present.

    According to Maryland law, a majority of the outstanding shares shall constitute a quorum for the transaction of business at a shareholder's meeting. Matters requiring a larger vote by law or under the organization documents for either Fund are not affected by such quorum requirements.

    With respect to shareholder liability, under Maryland law, neither Fund's shareholders have any personal liability as such for such Fund's acts or obligations.

    With respect to the liability and indemnification of Directors under Maryland law, a Director or officer of either Fund is not liable to such Fund or its shareholders for monetary damages for breach of fiduciary duty as a Director or officer except to the extent of such exemption from liability or limitation thereof is not permitted by law, including under the 1940 Act. With respect to the liability and indemnification of each Fund's Directors and officers, each Fund's By-Laws provide that its present and former directors, officers, employees and agents shall be indemnified by such Fund against judgments, fines, settlements, and expenses to the fullest extent authorized and in the manner permitted by applicable federal and state law.

    Under the 1940 Act, a Director of either Fund may not be protected against liability to such Fund and its respective security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The staff of the Commission interprets the 1940 Act to require additional limits on indemnification of Directors and officers.

                      COMPARISON OF PRINCIPAL RISK FACTORS

    Each Fund is subject to the risks normally associated with funds that invest in high-yield fixed-income securities rated Ba or lower by Moody's or BB or lower by Standard & Poors and securities either rated by another major rating service or unrated securities of comparable quality, that is, junk bonds.

    As described more fully below, the Funds have similar investment objectives, policies and permissible investments.

    Because each Fund normally invests in high-yield fixed-income securities, the Funds have similar levels of risk. As of June 30, 2001, High Yield Total Return Fund invested 64.1% of its total assets in high-yield fixed-income securities. As of June 30, 2001, High Yield Fund invested 75.4% of its total assets in high-yield fixed-income securities. Investments in high-yield fixed-income securities expose the Funds to the following risks:

    - Market risk -- the risk that obligations will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower (particularly high for junk bonds).

    - Credit risk -- the risk that the borrower can't pay back the money borrowed or make interest payments (particularly high for junk bonds).

    - Illiquidity risk -- the risk that bonds may be difficult to value precisely and sell at time or price desired, in which case valuation would depend more on investment adviser's judgment than is generally the case with higher-rated securities.

    - Volatility -- high-yield debt securities are more volatile than higher-quality debt securities.

    Although each Fund may invest in troubled holdings, the High Yield Total Return Fund may do so up to 100% while the High Yield Fund will generally do so to a substantially lesser extent. Troubled holdings are debt or equity securities of financially or operationally troubled companies, including bankrupt companies. Troubled holdings subject a fund to particularly high credit risk and market risk, illiquidity risk, the risk that such investments are more likely to default, especially during economic downturns, and litigation risks and costs. High Yield Total Return Fund may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect a fund's performance and have adverse tax consequences.

    Each Fund may use various investment strategies -- such as derivatives -- that involve risk. Each Fund may use derivative strategies to try to improve returns and may use hedging techniques to try to protect assets. Derivatives, which involve costs and can be volatile, may not fully offset the underlying positions which could result in losses that would not have otherwise occurred.

    Like any mutual fund, an investment in each Fund could lose value, and you could lose money. An investment in either Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. For a more complete discussion of the risks associated with the Funds, please refer to the "Risk/Return Summary" or the section entitled "Investment Risks" in each Fund's respective Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

    If the Merger is approved, the shareholders of High Yield Total Return Fund will become shareholders of High Yield Fund. The following information compares the objectives and policies of the Funds.

INVESTMENT OBJECTIVES

    The Funds have similar investment objectives and policies. The investment objective of High Yield Total Return Fund is total return through high current income and capital appreciation. The primary investment objective of High Yield Fund is to maximize current income and its secondary investment objective is to seek capital appreciation but only when consistent with its primary investment objective. In addition, each Fund has the same manager (PI), the same investment adviser (PIM), the same investment team (High Yield Team) and the same co-leaders (Casey Walsh and Paul Appleby). The High Yield Team, which is primarily responsible for overseeing the day-to-day management of each Fund, utilizes a similar investment approach in selecting investments for each Fund, consistent with its respective investment objectives.

    The investment objective of each of the Funds is a fundamental policy. This means that the objective cannot be changed without the approval of the respective shareholders of each Fund. With the exception of fundamental policies, investment policies (other than specified investment restrictions) of the Funds can be changed without shareholder approval.

    For the purpose of measuring performance, each Fund uses the Lehman Brothers High Yield Bond Index as its respective benchmark index, which is an unmanaged index comprised of fixed rate noninvestment-grade debt securities with at least one year remaining to maturity.

    Each Fund also uses the Lipper High Current Yield Category as a benchmark (which is based on the average return of all mutual funds in this category).

PRINCIPAL INVESTMENT STRATEGIES

    The High Yield Total Return Fund seeks to achieve its objective by investing at least 65% of its total assets in high-yield fixed-income securities rated Ba or lower by Moodys or BB or lower by Standard & Poors and securities either rated by another major rating service or unrated securities of comparable quality, that is, junk bonds. Similarly, consistent with its primary investment objective, under normal conditions, the High Yield Fund will invest at least 80% of its total assets in medium to lower-rated fixed-income securities, including at least 65% of the value of its total assets in lower-rated fixed-income securities.

    As discussed above, one of the primary differences between the investment policies of the Funds is that High Yield Total Return Fund may invest up to 100% of its total assets in troubled holdings while High Yield Fund may do so only to
a lesser extent. Currently, however, High Yield Total Return Fund holds   % of
its total assets in troubled holdings. High Yield Total Return Fund is permitted to invest up to 35% of its total assets in equity-related securities while the High Yield Fund is only permitted to invest up to 10% in equity-related securities. The High Yield Total Return Fund is permitted to invest up to 35% of its total assets in U.S. currency denominated foreign securities (up to 5% in non-U.S. currency denominated) while High Yield Fund is only permitted to invest up to 20% of total assets in U.S. currency denominated foreign fixed-income securities and preferred stock (up to 10% in non-U.S. currency denominated securities). Both Funds can use derivative strategies such as futures, options on futures, foreign currency forward contracts and interest rate swaps, although High Yield Total Return Fund may also use options while High Yield Fund may not.

    Both Funds may invest in zero coupon bonds, pay-in-kind (PIK), deferred payment securities, loan participations, assignments and convertible securities, subject to different percentage limitations. Moreover, High Yield Total Return Fund may engage in short sales and trade claims (usually less than 10% of total assets) while High Yield Fund may not. Each Fund may invest in repurchase agreements and when-issued or delayed-delivery securities.

                   COMPARISON OF OTHER POLICIES OF THE FUNDS

DIVERSIFICATION

    Both Funds are diversified funds. This means that, with respect to 75% of each Fund's total assets, they may not invest more than 5% of each of their total assets in the securities of a single issuer, and they may not hold more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities.

BORROWING

    Both Funds may borrow money for temporary, extraordinary or emergency purposes or for the clearance of transactions. High Yield Total Return Fund may borrow up to 33 1/3% of its total assets, while High Yield Fund may only borrow up to 20% of its total assets. High Yield Total Return Fund may borrow only from banks, while High Yield Fund is not similarly limited.

LENDING

    Neither Fund can make loans, except through the purchase of debt obligations, bank debt (including loan participations and assignments), repurchase agreements and loans of securities (limited to 30% of total assets for High Yield Total Return Fund, while High Yield Fund may do so consistent with applicable regulatory requirements). High Yield Total Return Fund may also make loans through trade claims, while High Yield Fund may not.

ILLIQUID SECURITIES

    Both Funds may invest in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market, and repurchase agreements with maturities longer than seven days. Each Fund may hold up to 15% of its respective net assets in illiquid securities.

TEMPORARY DEFENSIVE INVESTMENTS

    In response to adverse market, economic or political conditions, each Fund may invest up to 100% of its respective assets in short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations. Investing heavily in these securities limits a fund's ability to achieve its investment objective, but can help to preserve its assets.

    For more information about the risks and restrictions associated with these policies, see the Funds' Prospectuses and Statements of Additional Information, and for a more detailed discussion of the Funds' investments, see their respective Statements of Additional Information, all of which are incorporated into this Proxy Statement by reference.

                         OPERATIONS OF HIGH YIELD FUND
                              FOLLOWING THE MERGER

    Neither PI nor PIM expects High Yield Fund to revise its investment policies, management or general investment approach as a result of the Merger. In addition, because Casey Walsh and Paul Appleby serve as the investment co-team leaders for both Funds, neither PI nor PIM anticipates any significant changes from High Yield Total Return Fund's management or general investment approach. The agents that provide High Yield Total Return Fund with services, such as its Custodian and Transfer Agent, who also provide these services to High Yield Fund, are not expected to change. The Directors and officers of High Yield Total Return Fund are the same individuals who serve as Directors and officers of High Yield Fund.

    Most of the current investments of High Yield Total Return Fund are permissible investments for High Yield Fund. PIM may sell securities held by High Yield Fund after the Closing Date of the Merger as may be necessary or desirable in the ongoing management of High Yield Fund. Transaction costs associated with such adjustments will be borne by High Yield Fund.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

PURCHASING SHARES

    Both Funds offer Class A, Class B, Class C and Class Z shares. The price to buy one share of a class of each Fund is that class's net asset value, or NAV, plus a front-end sales charge in the case of Class A and Class C shares. Both Funds impose the same front-end sales charge on Class A shares (4% of Class A shares' public offering price). The sales charges imposed on Class B and Class C shares of the Funds are identical. In the case of Class B shares, only a contingent deferred sales charge (CDSC) is charged, while Class C shares are sold with a 1% front-end sales load and a 1% CDSC. Class Z shares of both Funds are sold without either a front-end sales load or a CDSC and are available only to a limited group of investors. Each Class A, Class B, Class C or Class Z shareholder of High Yield Total Return Fund will receive the same class High Yield Fund shares, in each case, equal in value to his or her shares of High Yield Total Return Fund immediately before the Merger, without any dilution. Class A and Class C shares of High Yield Fund that Class A and Class C shareholders of High Yield Total Return Fund will receive in the Merger will not be subject to a front-end sales charge.

    Shares in each Fund are purchased at the next NAV, plus any initial sales charge, calculated after your investment is received and accepted. Each Fund's NAV is normally calculated once each business day at 4:15 p.m., New York time, on days when the New York Stock Exchange (NYSE) is open for trading. Refer to the Fund's Prospectuses for more information regarding how to buy shares.

REDEEMING SHARES

    The redemption policies for each Fund are identical. Your shares will be sold at the next NAV, less any applicable CDSC imposed on Class B and Class C shares, calculated after your order is received and accepted. Each Fund allows a shareholder that has redeemed shares to, within 90 days of redemption, reinvest back into the shareholder's account any of the redemption proceeds in shares of the applicable Fund without paying an initial sales charge and to obtain a credit for any CDSCs paid on the reinvested portion of the redemption proceeds. Refer to the Prospectuses for more information regarding how to sell shares.

MINIMUM INVESTMENT REQUIREMENTS

    For Class A and Class B shares of each Fund, the minimum initial purchase amount is $1,000. The minimum initial investment amount for Class C shares is $2,500 and $5,000 for High Yield Total Return Fund and High Yield Fund, respectively. The minimum additional investment amount is $100 for Class A, Class B and Class C shares of each Fund. There is no minimum initial or additional investment amount for Class Z shares of either Fund. All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. Refer to the Funds' Prospectuses for more information regarding minimum investment requirements.

PURCHASES AND REDEMPTIONS OF THE FUNDS

    As of September 20, 2001, High Yield Total Return Fund stopped accepting orders to purchase or exchange into its shares, except for certain Retirement Programs, PruArray Association Benefit Plans and PruArray Savings Programs that are currently shareholders, and successor or related programs and plans, investors who have executed a letter of intent prior to September 20, 2001, reinvestment of dividends and/ or distributions, and participations in automatic investment plans. Shareholders of High Yield Total Return Fund may redeem shares through the Closing Date of the Merger. If the Merger is approved, the purchase and redemption policies of the combined fund will be the same as the current policies of High Yield Fund.

EXCHANGES OF FUND SHARES

    The exchange privilege currently offered by High Yield Fund is the same as that of High Yield Total Return Fund and is not expected to change after the Merger. Shareholders of each Fund may exchange their shares for shares of the same class of certain other Prudential mutual funds. If you hold Class B or Class C shares and wish to exchange into a money market fund, you must exchange into Special Money Market Fund, Inc. During the time you are invested in Special Money Market Fund, Inc., the period of time during which your CDSC is calculated is frozen. Refer to the Funds' Prospectuses for additional information regarding exchanges.

DIVIDENDS AND OTHER DISTRIBUTIONS

    Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each Fund declares dividends, if any, daily. Each Fund distributes dividends out of any net investment income, plus short-term capital gains, to shareholders typically every month. Long-term capital gains for each Fund, if any, are distributed to shareholders typically once a year. At or before the Closing Date, High Yield Total Return Fund shall declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gains.

            FEDERAL AND STATE INCOME TAX CONSEQUENCES OF THE MERGER

    It is a condition to each Fund's obligation to complete the Merger that the Funds will have received an opinion of outside counsel, Shearman & Sterling, satisfactory to each of them, that, among other things, the Merger will constitute a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the Code), and that no gain or loss will be recognized by either Fund, and no gain or loss will be recognized by shareholders of High Yield Total Return Fund as a result of the Merger.

    Shareholders of High Yield Total Return Fund are advised to consult their own tax advisers regarding specific questions with respect to U.S. federal, state or local taxes, or foreign taxes. Please see the section entitled "The Proposed Transaction -- U.S. Federal Income Tax Considerations" for more information.

                            THE PROPOSED TRANSACTION

AGREEMENT AND PLAN OF REORGANIZATION

    The Agreement describes the terms and conditions under which the proposed transaction may be completed. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, the form of which is attached as Attachment A to this Proxy Statement.

    The Agreement contemplates that at the Closing Date, High Yield Total Return Fund will transfer and deliver all of its assets to High Yield Fund, and that High Yield Fund, will (a) assume all of the liabilities of High Yield Total Return Fund, and (b) issue and deliver to High Yield Total Return Fund the number of Class A, Class B, Class C and Class Z shares of High Yield Fund as provided for in the Agreement. The assets of High Yield Total Return Fund to be acquired by High Yield Fund include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and other property owned by High Yield Total Return Fund, and any deferred or prepaid expenses shown as an asset on the books of High Yield Total Return Fund at the Closing Date. High Yield Fund will assume from High Yield Total Return Fund all liabilities, debts and obligations of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date and whether or not specifically referred to in the Agreement; provided, however, that High Yield Total Return Fund will use its best efforts to discharge all of its known liabilities prior to the Closing Date.

    High Yield Fund will deliver to High Yield Total Return Fund the number of full and fractional Class A, Class B, Class C and Class Z shares of High Yield Fund, as applicable, having an aggregate net asset value equal to the value of the assets less the liabilities of High Yield Total Return Fund as of the Closing Date. High Yield Total Return Fund will then distribute PRO RATA to its Class A, Class B, Class C and Class Z shareholders of record, the Class A, Class B, Class C and Class Z shares of High Yield Fund received by High Yield Total Return Fund.

    The value of High Yield Total Return Fund's assets to be acquired by High Yield Fund and the amount of its liabilities to be assumed by High Yield Fund will be determined as of the close of business on the Closing Date, using the valuation procedures set forth in High Yield Total Return Fund's Prospectus and Statement of Additional Information. The net asset value of a Class A, Class B, Class C or Class Z share of High Yield Fund will be determined as of the same time using the valuation procedures set forth in its Prospectus and Statement of Additional Information. The valuation procedures are the same for each Fund.

    Soon after the Closing Date, High Yield Total Return Fund will distribute to its Class A, Class B, Class C and Class Z shareholders of record, the Class A, Class B, Class C and Class Z shares of High Yield Fund it receives, so that such shareholders will receive the number of full and fractional Class A, Class B, Class C and Class Z shares of High Yield Fund that is equal in value to the net asset value of their Class A, Class B, Class C and Class Z shares of High Yield Total Return Fund at the Closing Date. High Yield Total Return Fund will then be terminated as soon as practicable. The distribution of Class A, Class B, Class C and Class Z shares of High Yield Fund will be accomplished by opening accounts on the books of High Yield Fund in the names of High Yield Total Return Fund's shareholders and by transferring to such accounts shares of High Yield Fund. Each shareholder's account will be credited with the respective PRO RATA number of full and fractional Class A, Class B, Class C and/or Class Z shares of High Yield Fund due the High Yield Total Return Fund's shareholders. Fractional shares of High Yield Fund shall be rounded to the third decimal place. Shareholders holding High Yield Total Return Fund shares in certificate form may receive certificates representing their High Yield Fund shares by sending the certificates to Prudential Mutual Fund Services LLC, accompanied by a written request for such exchange.

    Immediately after the Merger, each former High Yield Total Return
Fund shareholder will own Class A, Class B, Class C and/or Class Z shares of High Yield Fund equal to the aggregate net asset value of that shareholder's shares of High Yield Total Return Fund immediately prior to the Merger. The net asset value per share of High Yield Fund will not be affected by the transaction. Thus, the Merger will not result in a dilution of any shareholder's interest.

    Any transfer taxes payable upon issuance of shares of High Yield Fund in a name other than that of the registered holder of the shares on the books of High Yield Total Return Fund as of that time will be payable by the person to whom such shares are to be issued as a condition of such transfer.

    The completion of the Merger is subject to a number of conditions set forth in the Agreement, some of which may be waived by the applicable Fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE MERGER

    The Boards of Directors (the Boards) of the Funds have determined that the Merger is advisable and in the best interests of the shareholders of each Fund and that the Merger will not result in a dilution of the pecuniary interests of the shareholders of either Fund.

    In considering the Merger, each Board considered a number of factors, including the following:

    - the compatibility of the investment objective, policies and restrictions of each Fund;

    - the relative past, current and projected future growth in assets and investment performance of each Fund;

    - the effect of the proposed transactions on the expense ratios of each Fund, including possible expected economies of scale;

    - the costs of the Merger, which will be paid for by each Fund in proportion to their respective assets;

    - the tax consequences of the Merger to High Yield Total Return Fund and its shareholders including the fact that the Merger will be of a tax-free nature with respect to each Fund and their respective shareholders; and

    - other alternatives to the Merger, including a continuance of High Yield Total Return Fund in its present form, a change of manager or investment objective, or a termination of High Yield Total Return Fund with the distribution of the cash proceeds to the High Yield Total Return Fund's shareholders.

    PI and PIM recommended the Merger to the Board of each Fund at meetings of the Boards held on September 19, 2001. In recommending the Merger, PI and PIM advised the Boards that the Funds have similar investment objectives, policies and investment portfolios.

    The Boards considered that if the Merger is approved, shareholders of High Yield Total Return Fund, regardless of the class of shares they own, may realize the potential benefits of economies of scale. The Board also noted, however, that without the Merger it is estimated that the assets of High Yield Total Return Fund would continue to decline as projected for the next calendar year.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

    High Yield Fund was incorporated in Maryland on January 5, 1979. It is registered with the Commission as an open-end management investment company. High Yield Fund is authorized to issue 3 billion shares of common stock, $.01 par value per share, divided into four classes of shares, designated as Class A, Class B, Class C and Class Z common stock. Each class consists of 750 million shares of the

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authorized common stock of High Yield Fund. Each class of common stock represents an interest in the same assets of High Yield Fund and is identical in all respects except that:

    - each class is subject to different sales charges and distribution and service (12b-1) fees, except for Class Z shares, which are not subject to any sales charges or distribution and service (12b-1) fees;

    - each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class;

    - each class has a different exchange privilege;

    - only Class B shares have a conversion feature whereby Class B shares held for approximately seven years will automatically convert to Class A shares, on a quarterly basis; and

    - Class Z shares are offered exclusively for sale to a limited group of investors.

    Shares of High Yield Fund, when issued, are fully paid and nonassessable. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. The dividend rights, the right of redemption and the privilege of exchange are described in High Yield Fund's Prospectus.

    High Yield Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholder meeting for the election of Directors. Shareholders of record of at least two-thirds of the outstanding shares of High Yield Fund may remove a Director by votes cast in person or by proxy at a meeting called for that purpose. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least 10% of High Yield Fund's outstanding shares.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

    The Merger is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Merger that the Funds will have received an opinion from Shearman & Sterling, counsel to the Funds, satisfactory to each of them, based upon representations made by each Fund, and upon certain factual assumptions, substantially to the effect that for U.S. federal income tax purposes:

    1. The acquisition by High Yield Fund of the assets of High Yield Total Return Fund in exchange solely for voting shares of High Yield Fund and the assumption by High Yield Fund of High Yield Total Return Fund's liabilities, if any, followed by the distribution of High Yield Fund's voting shares acquired by High Yield Total Return Fund pro rata to High Yield Total Return Fund's shareholders, pursuant to its termination and actually or constructively in exchange for High Yield Total Return Fund's shares, will constitute a reorganization within the meaning of
       Section 368(a) of the Internal Revenue Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code;

    2. High Yield Total Return Fund's shareholders will not recognize gain or loss upon the actual or constructive exchange of all of their shares of High Yield Total Return Fund solely for shares of High Yield Fund in complete termination of High Yield Total Return Fund, as described above and in the Agreement;

    3. No gain or loss will be recognized by High Yield Total Return Fund upon the transfer of its assets to High Yield Fund in exchange solely for Class A, Class B, Class C and Class Z shares, as applicable, of High Yield Fund and the assumption by High Yield Fund of High Yield Total Return Fund's liabilities, if any, and the subsequent distribution of those shares to High Yield Total Return Fund's shareholders in complete termination of High Yield Total Return Fund;

    4. No gain or loss will be recognized by High Yield Fund upon the acquisition of High Yield Total Return Fund's assets in exchange solely for Class A, Class B, Class C and Class Z shares, as applicable, of High Yield Fund and the assumption of High Yield Total Return Fund's liabilities, if any;

    5. High Yield Fund's basis for the assets of High Yield Total Return Fund acquired in the reorganization will be the same as the basis of these assets when held by High Yield Total Return Fund immediately before the transfer, and the holding period of such assets acquired by High Yield Fund will include the holding period of these assets when held by High Yield Total Return Fund;

    6. High Yield Total Return Fund shareholders' bases for the shares of High Yield Fund to be received by them pursuant to the reorganization will be the same as their basis for the shares of High Yield Total Return
       Fund to be actually or constructively surrendered in exchange therefor;
       and

    7. The holding period of High Yield Fund shares to be received by High Yield Total Return Fund's shareholders will include the period during which the shares of High Yield Total Return Fund to be actually or constructively surrendered in exchange therefor were held; provided that High Yield Total Return Fund's shares surrendered were held as capital assets by those shareholders as defined in Section 1221 of the Internal Revenue Code, at the time of the exchange.

    To the extent High Yield Fund has unrealized capital gains at the time of the Merger, the respective High Yield Total Return Fund's shareholders may incur taxable gains in the year that High Yield Fund realizes and distributes those gains. This will be true notwithstanding that the unrealized gains were reflected in the price of High Yield Fund's shares at the time they were exchanged for assets of High Yield Total Return Fund in the Merger. Conversely, shareholders of High Yield Fund would share in unrealized capital gains of High Yield Total Return Fund after the Merger and bear a tax consequence on the subsequent realization of such gains.

    To the extent that High Yield Total Return Fund has loss carryforwards at the time of the Merger, High Yield Total Return Fund shareholders may not be able to benefit from such loss carryforwards after the Merger.

    An opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. If the IRS were to successfully assert that the Merger does not qualify as a reorganization under the Code, then the Merger would be treated as a taxable sale of High Yield Total Return Fund's assets to High Yield Fund followed by taxable liquidation of High Yield Total Return Fund and the shareholders of High Yield Total Return Fund would recognize a taxable gain or loss equal to the difference between their basis in the High Yield Total Return Fund shares and the fair market value of the High Yield Fund shares received.

    Shareholders of High Yield Total Return Fund should consult their tax advisers regarding the tax consequences to them, if any, of the Merger in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Merger, shareholders also should consult their tax advisers as to U.S. state, local and foreign tax consequences, if any, of the Merger.

STATUS AS A REGULATED INVESTMENT COMPANY

    High Yield Total Return Fund and High Yield Fund have qualified and elected to be taxed as regulated investment companies under Sections 851-855 of the Code, and, after the Merger, High Yield Fund intends to continue to qualify as a regulated investment company.

CONCLUSION

    The Agreement was approved by the Boards of Directors of each Fund at meetings held on September 19, 2001. The Board of each Fund determined that the Merger is advisable and in the best interests of shareholders of such respective Fund, and that the interests of existing shareholders of each Fund would not be diluted as a result of the Merger. If the shareholders of High Yield Total Return Fund do not approve the Merger, or if the Merger is not completed, High Yield Total Return Fund will continue to engage in business as a registered investment company and the Board of High Yield Total Return Fund may consider other proposals for High Yield Total Return Fund, including proposals for the reorganization or liquidation of High Yield Total Return Fund.

                  ADDITIONAL INFORMATION ABOUT HIGH YIELD FUND

    High Yield Fund's Prospectus dated February 28, 2001, as supplemented to date, is enclosed with this Proxy Statement and is incorporated into this Proxy Statement by reference. The Prospectus contains additional information about High Yield Fund, including its investment objectives and policies, Manager, investment adviser, advisory fees and expenses, and procedures for purchasing and redeeming shares. The Prospectus also contains High Yield Fund's financial highlights for the fiscal period ended December 31, 2000. The audited financial statements of High Yield Fund for the fiscal year ended December 31, 2000 are included in High Yield Fund's Annual Report, which is also enclosed with this Proxy Statement. Unaudited financial statements of High Yield Fund for the six months ended June 30, 2001 are included in High Yield Fund's Semiannual Report, which is also enclosed with this Proxy Statement.

                                 MISCELLANEOUS

LEGAL MATTERS

    Certain legal matters in connection with the issuance of High Yield Fund shares and certain legal matters in connection with the Merger as to matters of Maryland law have been or will be passed upon by Piper Marbury Rudnick & Wolfe, LLP. Certain legal and tax matters in connection with the Merger have been or will be passed upon by Shearman & Sterling, counsel to each Fund.

INDEPENDENT ACCOUNTANTS

    The audited financial statements of High Yield Total Return Fund and High Yield Fund for the fiscal periods ended March 31, 2001 and December 31, 2000, respectively, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Annual Reports to Shareholders for the fiscal years ended March 31, 2001 and December 31, 2000. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

AVAILABLE INFORMATION

    Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy material and other information filed by each Fund can be inspected and copied in person at the Public Reference
Room maintained by the Commission in Washington D.C. (for hours of operation, call 1-202-942-8090). Copies of such material can also be obtained by mail from the Public Reference Section, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or by electronic request to the Commission's e-mail address, at prescribed rates (publicinfo@sec.gov) or at the Commission's website on the EDGAR Database (http://www.sec.gov).

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

    Please advise Prudential High Yield Total Return Fund, Inc., care of Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

                             SHAREHOLDER PROPOSALS

    Any shareholder of High Yield Total Return Fund who wishes to submit a proposal to be considered by High Yield Total Return Fund's shareholders at the next meeting of shareholders should send the proposal to High Yield Total Return Fund, Inc., c/o Deborah A. Docs, Secretary, at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077, so as to be received within a reasonable time before the Board of Directors of High Yield Total Return Fund makes the solicitation relating to such meeting in order to be included in High Yield Total Return Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in High Yield Total Return Fund's proxy materials. Including shareholder proposals in proxy materials is subject to limitations under federal securities laws. Any shareholder who wishes to make a proposal at the next meeting of shareholders without including such proposal in High Yield Total Return Fund's proxy statement, must notify High Yield Total Return Fund, at its principal executive office, in a reasonable time before the meeting. If Proposal No. 1 is approved at the Meeting, there will likely not be any future shareholder meetings of High Yield Total Return Fund.

    High Yield Fund's By-Laws provide that it will not be required to hold annual meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board of Directors of High Yield Fund not to hold annual meetings of shareholders unless required to do so by the 1940 Act.

                                 OTHER BUSINESS

    Management of High Yield Total Return Fund knows of no business to be presented at the Meeting other than the Proposal described in this Proxy Statement. However, if any other matter requiring a shareholder vote should arise, the proxies will vote according to their best judgment in the interest of High Yield Total Return Fund, taking into account all relevant circumstances.

                                          By order of the Board of Directors,

                                          DEBORAH A. DOCS
                                          SECRETARY

November   , 2001

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                                                    ATTACHMENT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    Agreement and Plan of Reorganization (Agreement) made as of the   day of
          , 2001, by and between Prudential High Yield Total Return Fund, Inc. (High Yield Total Return Fund) and Prudential High Yield Fund, Inc., (High Yield Fund and, collectively with High Yield Total Return Fund, the Funds and each individually, a Fund). High Yield Total Return Fund and High Yield Fund are both corporations organized under the laws of the State of Maryland. High Yield Total Return Fund and High Yield Fund each maintains its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Shares of each Fund are divided into four classes, designated Class A, Class B, Class C and Class Z.

    This Agreement is intended to be, and is adopted as, a plan of reorganization (within the meaning of the regulations under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code)) pursuant to
Section 368(a)(1)(C) of the Internal Revenue Code. The reorganization will comprise the transfer of all of the assets of High Yield Total Return Fund, in exchange solely for shares of common stock (Common Stock) of High Yield Fund, and High Yield Fund's assumption of High Yield Total Return Fund's liabilities, if any, and the actual or constructive distribution, after the Closing Date hereinafter referred to, of such shares of High Yield Fund to the shareholders of High Yield Total Return Fund, and the termination of High Yield Total Return Fund as provided herein, all upon the terms and conditions as hereinafter set forth.

    In consideration of the promises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

    1. TRANSFER OF ASSETS OF HIGH YIELD TOTAL RETURN FUND IN EXCHANGE FOR SHARES OF HIGH YIELD FUND AND ASSUMPTION OF LIABILITIES, IF ANY, AND TERMINATION OF HIGH YIELD TOTAL RETURN FUND.

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, High Yield Total Return Fund agrees to sell, assign, transfer and deliver its assets, as set forth in paragraph 1.2, to High Yield Fund, and High Yield Fund agrees (a) to issue and deliver to High Yield Total Return Fund in exchange therefor the number of shares of each class of High Yield Fund shares determined by dividing the net asset value of High Yield Total Return Fund allocable to its Class A, Class B, Class C and Class Z shares of common stock (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value per share of Class A, Class B, Class C and Class Z shares, respectively, of High Yield Fund (rounded to the third decimal place) (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all of High Yield Total Return Fund's liabilities, if any, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3 (Closing).

    1.2 The assets of High Yield Total Return Fund to be acquired by High Yield Fund shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and all other property of any kind owned by High Yield Total Return Fund and any deferred or prepaid expenses shown as assets on the books of High Yield Total Return Fund on the closing date provided in paragraph 3 (Closing Date). High Yield Fund has no plan or intent to sell or otherwise dispose of any assets it acquires from High Yield Total Return Fund, other than in the ordinary course of business.

    1.3 Except as otherwise provided herein, High Yield Fund will assume from High Yield Total Return Fund all debts, liabilities, obligations and duties of High Yield Total Return Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement; provided, however, that High Yield Total Return Fund agrees to utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date.

    1.4 On or immediately prior to the Closing Date, High Yield Total Return Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of its investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gains, if any, for all taxable years through the Closing Date so as to retain its qualification as a regulated investment company pursuant to Section 851 of the Internal Revenue Code.

    1.5 On a date (Termination Date) as soon after the Closing Date as is conveniently practicable but in any event within 30 days of the Closing Date, High Yield Total Return Fund will distribute PRO RATA to its Class A, Class B, Class C and Class Z shareholders of record, determined as of the close of business on the Closing Date, the Class A, Class B, Class C and Class Z shares of High Yield Fund received by High Yield Total Return Fund pursuant to paragraph 1.1 in exchange for their interest in High Yield Total Return Fund. Such distribution will be accomplished by opening accounts on the books of High Yield Fund in the names of High Yield Total Return Fund shareholders and transferring thereto the shares credited to the account of High Yield Total Return Fund on the books of High Yield Fund. Each account opened shall be credited with the respective PRO RATA number of High Yield Fund Class A,
Class B, Class C and Class Z shares due High Yield Total Return Fund's Class A, Class B, Class C and Class Z shareholders, respectively. Fractional shares of High Yield Fund shall be rounded to the third decimal place. On or about the Closing Date, High Yield Total Return Fund will file Articles of Transfer with the State Department of Assessments and Taxation of the State of Maryland. Upon the receipt of an order from the Securities and Exchange Commission (SEC) indicating acceptance of the Form N-8F that High Yield Total Return Fund must file pursuant to the Investment Company Act of 1940, as amended (1940 Act), to deregister as an investment company, High Yield Total Return Fund will file with the State of Maryland Articles of Dissolution, but in any event its liquidation will be completed within twelve months following the Closing Date.

    1.6 High Yield Fund shall not issue certificates representing its shares in connection with the exchange. The parties agree that shareholders holding High Yield Total Return Fund's shares in certificate form may receive certificates representing their High Yield Fund shares if they send the certificate to Prudential Mutual Fund Services LLC, accompanied by a written request for such exchange. With respect to any High Yield Total Return Fund shareholder holding High Yield Total Return Fund stock certificates as of the Closing Date, until High Yield Fund is notified by High Yield Total Return Fund's transfer agent that such shareholder has surrendered his or her outstanding High Yield Total Return Fund stock certificates or, in the event of lost, stolen or destroyed stock certificates, posted adequate bond or submitted a lost certificate form, as the case may be, High Yield Fund will not permit such shareholder to
(1) receive dividends or other distributions on High Yield Fund shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on High Yield Fund's books pursuant to paragraph 1.5, as provided in the next sentence), (2) exchange High Yield Fund shares credited to such shareholder's account for shares of other Prudential Mutual Funds, or (3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on High Yield Fund shares in cash as provided in the preceding sentence, High Yield Fund shall pay such dividends or other distributions in additional High Yield Fund shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of High Yield Total Return Fund. High Yield Total Return Fund will, at its expense, request its shareholders to surrender their outstanding High Yield Total Return Fund stock certificates, post adequate bond or submit a lost certificate form, as the case may be.

    1.7 Ownership of High Yield Fund shares will be shown on the books of High Yield Fund's transfer agent. Shares of High Yield Fund will be issued in the manner described in High Yield Fund's then-current prospectus and statement of additional information.

    1.8 Any transfer taxes payable upon issuance of shares of High Yield Fund in exchange for shares of High Yield Total Return Fund in a name other than the registered holder of the shares being exchanged on the books of High Yield Total Return Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

    1.9 Any reporting responsibility with the SEC or any state securities commission of High Yield Total Return Fund is, and shall remain, the responsibility of High Yield Total Return Fund up to and including the Termination Date.

    1.10 All books and records of High Yield Total Return Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to High Yield Fund from and after the Closing Date and shall be turned over to High Yield Fund on or prior to the Termination Date.

    2.  VALUATION.

    2.1 The value of High Yield Total Return Fund's assets and liabilities to be acquired and assumed, respectively, by High Yield Fund shall be the net asset value computed as of 4:15 p.m., New York time, on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in High Yield Total Return Fund's then-current prospectus and statement of additional information.

    2.2 The net asset value of Class A, Class B, Class C and Class Z shares of High Yield Fund shall be the net asset value for such shares computed on a class-by-class basis as of the Valuation Time, using the valuation procedures set forth in High Yield Fund's then-current prospectus and then-current statement of additional information.

    2.3 All computations of net asset value shall be made by or under the direction of Prudential Investments LLC (PI) in accordance with its regular practice as manager of the Funds.

    3.  CLOSING AND CLOSING DATE.

    3.1 The Closing Date shall be January 31, 2002 or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of High Yield Fund or at such other place as the parties may agree.

    3.2 State Street Bank and Trust Company (State Street), as custodian for High Yield Total Return Fund, shall deliver to High Yield Fund at the Closing a certificate of an authorized officer of State Street stating that (a) High Yield Total Return Fund's portfolio securities, cash and any other assets have been transferred in proper form to High Yield Fund on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

    3.3 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of High Yield Total Return Fund and of the net asset value per share of the classes of High Yield Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

    3.4 High Yield Total Return Fund shall deliver to High Yield Fund on or prior to the Termination Date the names and addresses of its shareholders and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the Transfer Agent of High Yield Total Return Fund. High Yield Fund shall issue and deliver to High Yield Total Return Fund at the Closing a confirmation or other evidence satisfactory to High Yield Total Return Fund that shares of High Yield Fund have been or will be credited to High Yield Total Return Fund's account on the books of the High Yield Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    4.  REPRESENTATIONS AND WARRANTIES.

    4.1  High Yield Total Return Fund represents and warrants as follows:

        4.1.1 High Yield Total Return Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

        4.1.2 High Yield Total Return Fund is an open-end management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

        4.1.3 High Yield Total Return Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of High Yield Total Return Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which High Yield Total Return Fund is a party or by which High Yield Total Return Fund is bound;

        4.1.4 All material contracts or other commitments to which High Yield Total Return Fund, or the properties or assets of High Yield Total Return Fund, is subject, or by which High Yield Total Return Fund is bound, except this Agreement and investment contracts (including options, futures and forward contracts), will be terminated on or prior to the Closing Date without High Yield Total Return Fund or High Yield Fund incurring any liability or penalty with respect thereto;

        4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against High Yield Total Return Fund or any of its properties or assets except as previously disclosed in writing to High Yield Fund. Except as previously disclosed in writing to High Yield Fund, High Yield Total Return Fund knows of no facts that might form the basis for the institution of such proceedings, and High Yield Total Return Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        4.1.6 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of High Yield Total Return Fund at March 31, 2001 and for the fiscal year then ended (copies of which have been furnished to High Yield Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of High Yield Total Return Fund as of and for the period ended on such date, and there are no material known liabilities of High Yield Total Return Fund (contingent or otherwise) not disclosed therein;

        4.1.7 Since March 31, 2001, there has not been any material adverse change in High Yield Total Return Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by High Yield Total Return Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by High Yield Fund. For the purposes of this paragraph 4.1.7, a decline in net assets, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;

        4.1.8 At the date hereof and at the Closing Date, all U.S. federal and other tax returns and reports of High Yield Total Return Fund required by law to have been filed on or before such dates shall have been timely filed (taking into account any valid extension of time to file), and all U.S. federal and other taxes shown as due on such returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of High Yield Total Return Fund's knowledge, all U.S. federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        4.1.9 For each past taxable year since it commenced operations, High Yield Total Return Fund has elected to be treated as, and met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as, a regulated investment company and intends to continue to meet those requirements for the current taxable year; High Yield Total Return Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and, for each past calendar year since it commenced operations, High Yield Total Return Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

        4.1.10 All issued and outstanding shares of High Yield Total Return Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of High Yield Total Return Fund will, at the time of the Closing, be held in the name of the persons and in the amounts set forth in the list of shareholders submitted to High Yield Fund in accordance with the provisions of paragraph 3.4. Except as contemplated by this Agreement, High Yield Total Return Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares, except for the Class B shares that have the conversion feature described in High Yield Total Return Fund's current prospectus;

        4.1.11 At the Closing Date, High Yield Total Return Fund will have good and marketable title to its assets to be transferred to High Yield Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances (except securities that are subject to "securities loans," as referred to in Section 851(b)(2) of the Internal Revenue Code), and, upon delivery and payment for such assets, High Yield Fund will acquire good and marketable title thereto;

        4.1.12 The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of High Yield Total Return Fund and by all necessary corporate action, other than shareholder approval, on the part of High Yield Total Return Fund, and this Agreement constitutes a valid and binding obligation of High Yield Total Return Fund, subject to shareholder approval;

        4.1.13 The information furnished and to be furnished by High Yield Total Return Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and

        4.1.14 On the effective date of the registration statement filed with the SEC by High Yield Fund on Form N-14 relating to the shares of High Yield Fund issuable thereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of High Yield Total Return Fund and on the Closing Date, (a) the Proxy Statement of High Yield Total Return Fund, the prospectus of High Yield Fund and the Statements of Additional Information of both Funds to be included in the Registration Statement (collectively, Proxy Statement) (i) will comply in all material respects with the provisions of and regulations under the Securities Act of 1933, as amended (1933 Act), the Securities Exchange Act of 1934, as amended (1934 Act), and the 1940 Act, and the rules and regulations under each such act, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.1.14 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by High Yield Fund for use therein.

    4.2  High Yield Fund represents and warrants as follows:

        4.2.1 High Yield Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

        4.2.2 High Yield Fund is an open-end management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

        4.2.3 High Yield Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of High Yield Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which High Yield Fund is a party or by which High Yield Fund is bound;

        4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against High Yield Fund, or any of its properties or assets, except as previously disclosed in writing to High Yield Total Return Fund. Except as previously disclosed in writing to High Yield Total Return Fund, High Yield Fund knows of no facts that might form the basis for the institution of such proceedings, and High Yield Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        4.2.5 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of High Yield Fund at December 31, 2000 and for the fiscal year then ended (copies of which have been furnished to High Yield Total Return Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of High Yield Fund as of and for the period ended on such date, and there are no known material liabilities of High Yield Fund (contingent or otherwise) not disclosed therein;

        4.2.6 Since December 31, 2000, there has not been any material adverse change in High Yield Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by High Yield Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by High Yield Total Return Fund. For the purposes of this paragraph 4.2.6, a decline in net assets, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;

        4.2.7 At the date hereof and at the Closing Date, all U.S. federal and other tax returns and reports of High Yield Fund required by law to have been filed on or before such dates shall have been filed (taking into account any valid extension of time to file), and all U.S. federal and other taxes shown as due on such returns and reports shall have been paid insofar as due, or adequate provision shall have been made for the payment thereof, and, to the best of High Yield Fund's knowledge, all U.S. federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        4.2.8 For each past taxable year since it commenced operations, High Yield Fund has elected to be treated as, and has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as, a regulated investment company and intends to continue to meet those requirements for the current taxable year; High Yield Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and, for each past calendar year since it commenced operations, High Yield Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

        4.2.9 All issued and outstanding shares of High Yield Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, High Yield Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares, except for the Class B shares that have a conversion feature described in High Yield Fund's current prospectus;

        4.2.10 The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of High Yield Fund and by all necessary corporate action on the part of High Yield Fund, and this Agreement constitutes a valid and binding obligation of High Yield Fund;

        4.2.11 The shares of High Yield Fund to be issued and delivered to High Yield Total Return Fund pursuant to this Agreement will, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement (including the receipt of consideration in exchange therefor exceeding their par value), will be duly and validly issued and outstanding shares of High Yield Fund, fully paid and non-assessable;

        4.2.12 The information furnished and to be furnished by High Yield Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance, and shall comply, in all material respects with applicable federal securities and other laws and regulations; and

        4.2.13 On the effective date of the Registration Statement, at the time of the meeting of the shareholders of High Yield Total Return Fund and on the Closing Date, the Proxy Statement and the Registration Statement
    (i) will comply in all material respects with the provisions of and regulations under the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under each such act; and (ii) will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; and (iii) with respect to the Registration Statement, at the time it becomes effective, it will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4.2.13 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by High Yield Total Return Fund for use therein.

    5.  COVENANTS OF HIGH YIELD FUND AND HIGH YIELD TOTAL RETURN FUND.

    5.1 High Yield Total Return Fund and High Yield Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds, except as may otherwise be required by paragraph 1.4 hereof.

    5.2 High Yield Total Return Fund covenants to call a shareholders' meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

    5.3 High Yield Total Return Fund covenants that High Yield Fund shares to be received by High Yield Total Return Fund in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.4 High Yield Total Return Fund covenants that it will assist High Yield Fund in obtaining such information as High Yield Fund reasonably requests concerning the beneficial ownership of High Yield Total Return Fund's shares.

    5.5 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and will do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.6 High Yield Total Return Fund covenants to prepare the Proxy Statement in compliance with the 1934 Act, the 1940 Act and the rules and regulations under each such Act.

    5.7 High Yield Total Return Fund covenants that it will, from time to time, as and when requested by High Yield Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as High Yield Fund may deem necessary or desirable in order to vest in and confirm to High Yield Fund title to and possession of all the assets of High Yield Total Return Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

    5.8 High Yield Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

    5.9 High Yield Fund covenants that it will, from time to time, as and when requested by High Yield Total Return Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as High Yield Total Return Fund may deem necessary or desirable in order to (i) vest in and confirm to High Yield Total Return Fund title to and possession of all the shares of High Yield Fund to be transferred to the shareholders of High Yield Total Return Fund pursuant to this Agreement and (ii) assume all of High Yield Total Return Fund's liabilities in accordance with this Agreement.

    6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF HIGH YIELD TOTAL RETURN FUND.

    The obligations of High Yield Total Return Fund to consummate the transactions provided for herein shall be subject to the performance by High Yield Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    6.1 All representations and warranties of High Yield Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    6.2 High Yield Fund shall have delivered to High Yield Total Return Fund on the Closing Date a certificate executed in its name by its President or a Vice President in form and substance satisfactory to High Yield Total Return Fund and dated as of the Closing Date, to the effect that the representations and warranties of High Yield Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as High Yield Total Return Fund shall reasonably request.

    6.3 High Yield Total Return Fund shall have received on the Closing Date a favorable opinion from (i) Piper Marbury Rudnick & Wolfe, LLP, special counsel to High Yield Fund, with respect to items in this section that relate to matters of Maryland law, and (ii) Shearman & Sterling, counsel to High Yield Fund, with respect to certain other items in this section, each dated as of the Closing Date to the effect that:

        6.3.1 High Yield Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its Articles of Incorporation.

        6.3.2 This Agreement has been duly authorized, executed and delivered by High Yield Fund and, assuming due authorization, execution and delivery of this Agreement by High Yield Total Return Fund, is and constitutes a valid and legally binding obligation of High Yield Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. Such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of New Jersey law to govern this Agreement;

        6.3.3 The shares of High Yield Fund to be distributed to High Yield Total Return Fund shareholders under this Agreement, assuming their due authorization and delivery as contemplated by this Agreement, and, upon delivery against transfer of High Yield Total Return Fund's assets, will be validly issued and outstanding, and fully paid and non-assessable, and no shareholder of High Yield Fund has any pre-emptive right to subscribe therefor or purchase such shares;

        6.3.4 The execution and delivery of this Agreement did not, and the performance by High Yield Fund of its obligations hereunder will not,
    (i) violate High Yield Fund's Articles of Incorporation or Amended and Restated By-Laws or (ii) assuming that all applicable notice requirements relating to any affiliate of High Yield Fund have been complied with or waived, result in a default or a breach of (a) the Management Agreement dated May 2, 1988, as amended and restated on January 22, 1990, between High Yield Fund and PI (formerly known as Prudential Investments Fund Management,
    LLC), (b) the Custodian Contract dated July 26, 1990, between High Yield Fund and State Street and amended on February 23, 1999 and July 17, 2001,
    (c) the Distribution Agreement dated June 1, 1998, between High Yield Fund and Prudential Investment Management Services LLC (PIMS), or (d) the Transfer Agency and Service Agreement dated January 1, 1988, as amended on January 1, 1990 and August 24, 1999, between High Yield Fund and Prudential Mutual Fund Service, Inc. (PMFS), except where such default or breach would not have a material adverse effect on High Yield Fund;

        6.3.5 To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by High Yield Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion, and other than the filing by High Yield Total Return Fund, with and acceptance by, the Maryland State Department of Assessments and Taxation of Articles of Transfer and Articles of Dissolution;

        6.3.6 High Yield Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

        6.3.7 Such counsel knows of no litigation or government proceeding instituted or threatened against High Yield Fund that could be required to be disclosed in its registration statement on Form N-1A and is not so disclosed.

    7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF HIGH YIELD FUND.

    The obligations of High Yield Fund to complete the transactions provided for herein shall be subject to the performance by High Yield Total Return Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    7.1 All representations and warranties of High Yield Total Return Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    7.2 High Yield Total Return Fund shall have delivered to High Yield Fund on the Closing Date a statement of its assets and liabilities, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of its portfolio securities showing the adjusted tax bases of such securities by lot, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of High Yield Total Return Fund.

    7.3 High Yield Total Return Fund shall have delivered to High Yield Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in form and substance satisfactory to High Yield Fund and dated as of the Closing Date, to the effect that the representations and warranties of High Yield Total Return Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as High Yield Fund shall reasonably request.

    7.4 On or immediately prior to the Closing Date, High Yield Total Return Fund shall have declared and paid to the shareholders of record of High Yield Total Return Fund one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of the High Yield Total Return Fund's investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gain, if any, of High Yield Total Return Fund for all completed taxable years from the inception of High Yield Total Return Fund through March 31, 2001, and for the period from and after March 31, 2001 through the Closing Date.

    7.5 High Yield Fund shall have received on the Closing Date a favorable opinion from (i) Piper Marbury Rudnick & Wolfe, LLP, special counsel to High Yield Total Return Fund, with respect to items in this section that relate to matters of Maryland law, and (ii) Shearman & Sterling, counsel to High Yield Total Return Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

        7.5.1 High Yield Total Return Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its Articles of Incorporation;

        7.5.2 This Agreement has been duly authorized, executed and delivered by High Yield Total Return Fund and, assuming due authorization, execution and delivery of this Agreement by High Yield Fund, is and constitutes a valid and legally binding obligation of the High Yield Total Return Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of New Jersey law to govern this Agreement;

        7.5.3 The execution and delivery of the Agreement did not, and the performance by High Yield Total Return Fund of its obligations hereunder will not, (i) violate High Yield Total Return Fund's Articles of Incorporation or Amended and Restated By-Laws or (ii) assuming that all applicable notice requirements relating to any affiliate of High Yield Total Return Fund have been complied with or waived, result in a default or a breach of
    (a) the Management Agreement, dated May 30, 1997, between High Yield Total Return Fund and PI (formerly known as Prudential Investments Fund Management
    LLC), (b) the Custodian Contract, dated May 30, 1997, between High Yield Total Return Fund and State Street, as amended on February 22, 1999 and
    July 17, 2001; (c) the Distribution Agreement dated June 1, 1998, between High Yield Total Return Fund and PIMS; or (d) the Transfer Agency and Service Agreement, dated May 30, 1997, as amended August 24, 1999, between High Yield Total Return Fund and PMFS, except where such default or breach would not have a material adverse effect on High Yield Total Return Fund;

        7.5.4 To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by High Yield Total Return Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion, and other than the filing with, and acceptance by, the Maryland State Department of Assessments and Taxation of the Articles of Transfer and Articles of Dissolution;

        7.5.5 Such counsel knows of no litigation or any governmental proceeding instituted or threatened against High Yield Total Return Fund that would be required to be disclosed in the Registration Statement on Form N-1A and is not so disclosed; and

        7.5.6 High Yield Total Return Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

    8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF HIGH YIELD FUND AND HIGH YIELD TOTAL RETURN FUND.

    The obligations of each Fund hereunder are subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) the Board of Directors of High Yield Total Return Fund and the Board of Directors of High Yield Fund, as to the determinations set forth in Rule 17a-8(a) under the 1940 Act, (b) the Board of Directors of High Yield Fund as to the assumption by High Yield Fund of the liabilities of High Yield Total Return Fund and (c) the holders of the outstanding shares of High Yield Total Return Fund in accordance with the provisions of High Yield Total Return Fund's Articles of Incorporation, and By-Laws, and certified copies of the resolutions or other documents, as applicable, evidencing such approvals shall have been delivered to High Yield Fund and High Yield Total Return Fund, as applicable.

    8.2 Any proposed change to High Yield Fund's operations that may be approved by the Board of Directors of High Yield Fund subsequent to the date of this Agreement but in connection with and as a condition to implementing the transactions contemplated by this Agreement, for which the approval of High Yield Fund's shareholders is required pursuant to the 1940 Act or otherwise, shall have been approved by the requisite vote of the holders of the outstanding shares of High Yield Fund in accordance with the 1940 Act and General Corporation Law of the State of Maryland, and certified copies of the resolutions evidencing such approval shall have been delivered to High Yield Total Return Fund.

    8.3 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.4 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including

"no-action" positions of such authorities) deemed necessary by High Yield Fund or High Yield Total Return Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of High Yield Fund or High Yield Total Return Fund, provided that either party hereto may for itself waive any part of this condition.

    8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

    8.6 High Yield Total Return Fund and High Yield Fund shall have received on or before the Closing Date, an opinion of Shearman & Sterling satisfactory to High Yield Total Return Fund and to High Yield Fund, substantially to the effect that for U.S. federal income tax purposes:

        8.6.1 The acquisition by High Yield Fund of the assets of High Yield Total Return Fund in exchange solely for voting shares of High Yield Fund and the assumption by High Yield Fund of High Yield Total Return Fund's liabilities, if any, followed by the distribution of High Yield Fund's voting shares acquired by High Yield Total Return Fund PRO RATA to High Yield Total Return Fund's shareholders, pursuant to its termination and actually or constructively in exchange for High Yield Total Return Fund's shares, will constitute a reorganization within the meaning of
    Section 368(a) of the Internal Revenue Code, and High Yield Total Return Fund and High Yield Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code;

        8.6.2 In accordance with Section 354(a)(1), High Yield Total Return Funds' shareholders will recognize no gain or loss upon the actual or constructive exchange of all of their shares of High Yield Total Return Fund solely for shares of High Yield Fund in complete termination of High Yield Total Return Fund, as described above and in the Agreement;

        8.6.3 In accordance with Sections 357 and 361, High Yield Total Return Fund will recognize no gain or loss upon the transfer of its assets to High Yield Fund in exchange solely for Class A, Class B, Class C and Class Z shares, as applicable, of High Yield Fund and the assumption by High Yield Fund of High Yield Total Return Fund's liabilities, if any, and the subsequent distribution of such shares to the High Yield Total Return Fund shareholders in complete termination of High Yield Total Return Fund;

        8.6.4 In accordance with Section 1032, High Yield Fund will recognize no gain or loss upon the acquisition of High Yield Total Return Fund's assets in exchange solely for Class A, Class B, Class C and Class Z shares, as applicable, of High Yield Fund and the assumption of High Yield Total Return Fund's liabilities, if any;

        8.6.5 In accordance with Section 362(b), High Yield Fund's basis for the assets of High Yield Total Return Fund acquired in the reorganization will be the same as the basis of such assets when held by High Yield Total Return Fund immediately before the transfer, and the holding period of these assets acquired by High Yield Fund will include the holding period of these assets when held by High Yield Total Return Fund;

        8.6.6 In accordance with Section 358, High Yield Total Return Fund shareholders' basis for the shares of High Yield Fund to be received by them pursuant to the reorganization will be the same as their basis for the shares of High Yield Total Return Fund to be actually or constructively surrendered in exchange therefor;

        8.6.7 In accordance with Section 1223, the holding period of High Yield Fund shares to be received by High Yield Total Return Funds' shareholders will include the period during which the shares of High Yield Total Return Fund to be actually or constructively surrendered in exchange therefor were held; provided that the High Yield Total Return Funds' shares surrendered were held as capital assets by those shareholders as defined in
    Section 1221 of the Internal Revenue Code, at the time of the exchange; and

        8.6.8 The High Yield Fund will succeed to and take into account, subject to applicable limitations, certain tax attributes of the High Yield Total Return Fund, such as earnings and profits, capital loss carryovers and method of accounting.

    In rendering this opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which such counsel may treat as representations and warranties made to it (and in separate letters addressed to such counsel), and the certificates delivered pursuant to paragraph 3.4.

    9.  FINDER'S FEES AND EXPENSES.

    9.1 Each party represents and warrants to the other that there are no finder's fees payable in connection with the transactions provided for herein.

    9.2 The expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement shall be allocated to High Yield Total Return Fund and High Yield Fund pro rata in a fair and equitable manner in proportion to their respective assets.

    10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1  This Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

    11.  TERMINATION.

    Either party may at its option terminate this Agreement at or prior to the Closing Date because of:

    11.1 A material breach by the other party of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date; or

    11.2 A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or

    11.3  A mutual written agreement between the parties.

    In the event of any such termination, there shall be no liability for damages on the part of either party (other than the liability of the Funds to pay their allocated expenses pursuant to paragraph 9.2) or any Director or officer of either party.

    12.  AMENDMENT.

    This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meeting called by High Yield Total Return Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of High Yield Fund to be distributed to High Yield Total Return Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

    13.  NOTICES.

    Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service addressed to Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 Attention: Deborah A. Docs.

    14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT.

    14.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    14.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its President or Vice President.

                                                  Prudential High Yield Total Return Fund, Inc.

                                                  By:    -------------------------------------------

                                                  Name:  David R. Odenath, Jr.
                                                  Title: President

                                                  Prudential High Yield Fund, Inc.,

                                                  By:    -------------------------------------------

                                                  Name:  Robert F. Gunia
                                                  Title: Vice President

            TABLE OF CONTENTS TO THE PROXY STATEMENT AND PROSPECTUS

1    VOTING INFORMATION
3    Vote Required

4    SYNOPSIS
4    Investment Objectives and Policies
5    Purchases, Redemptions, Exchanges and Distributions
5    The Proposed Merger
5    Expense Structures
7    Comparative Fees and Expenses Tables
10   Examples of the Effect of Fund Expenses
11   Pro Forma Capitalization and Ratios
12   Performance Comparisons of the Funds
13   Forms of Organization

14   COMPARISON OF PRINCIPAL RISK FACTORS

15   INVESTMENT OBJECTIVES AND POLICIES
15   Investment Objectives
15   Principal Investment Strategies

16   COMPARISON OF OTHER POLICIES OF THE FUNDS
16   Diversification
16   Borrowing
16   Lending
16   Illiquid Securities
16   Temporary Defensive Investments

17   OPERATIONS OF HIGH YIELD FUND FOLLOWING THE MERGER

17   PURCHASES, REDEMPTIONS AND EXCHANGES
17   Purchasing Shares
17   Redeeming Shares
18   Minimum Investment Requirements
18   Purchases and Redemptions of the Funds
18   Exchanges of Fund Shares
18   Dividends and Other Distributions

18   FEDERAL AND STATE INCOME TAX CONSEQUENCES OF THE MERGER

19   THE PROPOSED TRANSACTION
19   Agreement and Plan of Reorganization
20   Reasons for the Merger
20   Description of the Securities to be Issued
21   U.S. Federal Income Tax Considerations
23   Status as a Regulated Investment Company
23   Conclusion

23   ADDITIONAL INFORMATION ABOUT HIGH YIELD FUND

23   MISCELLANEOUS
23   Legal Matters
23   Independent Accountants
23   Available Information
24   Notice to Banks, Broker-Dealers and Voting Trustees and
     Their Nominees

24   SHAREHOLDER PROPOSALS

24   OTHER BUSINESS

A-1 ATTACHMENT A: Form of Agreement and Plan of Reorganization between Prudential High Yield Total Return Fund, Inc. and
     Prudential High Yield Fund, Inc.

                             PRELIMINARY COPIES

PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET, 9TH FLOOR
NEWARK, NJ 07102 - 4077

                     PRUDENTIAL HIGH YIELD TOTAL RETURN FUND
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077

                                      PROXY

                    Special Meeting of Shareholders (Meeting)
                          January 24, 2002, 10:00 a.m.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned hereby appoints Robert F. Gunia, Deborah A. Docs and Grace C. Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Prudential High Yield Total Return Fund, held of record by the undersigned on November 9, 2001, at the Meeting to be held on January 24, 2002, or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR PROPOSAL NO. 1 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER
TO THE PROXY STATEMENT AND PROSPECTUS DATED NOVEMBER   , 2001 FOR DISCUSSION OF
THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO VOTE BY TELEPHONE

1)       Read the Proxy Statement and have this Proxy card at hand.
2)       Call 1-800-690-6903 toll free.
3) Enter the 12 digit control number set forth on the right side of this Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)       Read the Proxy Statement and have this Proxy card at hand.
2)       Go to website www.proxyvote.com.
3) Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on the right side of this Proxy card to enter your vote.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

                       KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL HIGH YIELD TOTAL RETURN FUND

The Board of Directors recommends a vote FOR the proposal.

Vote on Proposal                                For       Against    Abstain
                                                [_]         [_]        [_]
1)   To approve an Agreement and Plan
of Reorganizations between Prudential High
Yield Total Return Fund and Prudential High
Yield Fund, Inc.

         For address changes, please check      [_]
         this box and write them on the back.

Please be sure to sign and date this Proxy.

---------------------------------------

---------------------------------------           ----------------------------
Signature (PLEASE SIGN WITHIN THE BOX)                        Date

---------------------------------------

---------------------------------------           ----------------------------
Signature (Joint Owners)                                      Date

                               PRELIMINARY COPIES
                        PRUDENTIAL HIGH YIELD FUND, INC.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852

                 PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852

                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER  , 2001

    This Statement of Additional Information specifically relates to the proposed transaction (Merger) between Prudential High Yield Total Return Fund, Inc. (High Yield Total Return Fund), and Prudential High Yield Fund, Inc. (High Yield Fund) pursuant to which High Yield Total Return Fund will transfer all of its assets to, and all of its liabilities will be assumed by, High Yield Fund. High Yield Fund will be the surviving corporation, and each whole and fractional share of High Yield Total Return Fund, shall be exchanged for whole and fractional shares of equal net asset value of High Yield Fund to occur on January 31, 2002, or such later date as the parties may agree. This Statement of Additional Information consists of this cover page and the following described documents, each of which is attached hereto and incorporated herein by reference:

     1. Statement of Additional Information of High Yield Fund dated February 28, 2001.

     2. Annual Report to Shareholders of High Yield Fund for the fiscal year ended December 31, 2000.

     3. Semi-Annual Report to Shareholders of High Yield Fund for the six month period ended June 30, 2001.

     4. Annual Report to Shareholders of High Yield Total Return Fund for the fiscal year ended March 31, 2001.

     5. Semi-Annual Report to Shareholders of High Yield Total Return Fund for the six month period ended September 30, 2001. [to come]

    This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated November
 , 2001, relating to the above-referenced matter. A copy of the Prospectus and Proxy Statement may be obtained from High Yield Fund, without charge, by writing or calling High Yield Fund at the address or phone number listed above. This Statement of Additional Information has been incorporated by reference into the Prospectus and Proxy Statement.

                        PRUDENTIAL HIGH YIELD FUND, INC.

                      Statement of Additional Information

                               February 28, 2001

     Prudential High Yield Fund, Inc. (the Fund), is an open-end, diversified management investment company whose primary investment objective is to maximize current income. The Fund seeks to achieve its primary objective through investment in a diversified portfolio of high yield fixed-income securities. Capital appreciation is a secondary investment objective which will only be sought when consistent with the primary objective. The securities sought by the Fund will generally be rated in the medium to lower categories by recognized rating services (Baa or lower by Moody's Investors Service or BBB or lower by Standard & Poor's Ratings Group or comparably rated by any other Nationally Recognized Statistical Rating Organization) or non-rated securities of comparable quality. There can be no assurance that the Fund's investment objectives will be achieved. See "Description of the Fund, Its Investments and Risks."

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated February 28, 2001, a copy of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended December 31, 2000 are incorporated into this Statement of Additional Information by reference to the Fund's 2000 annual report to shareholders (File No. 2-63394 and 811-2896). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              -----
Fund History................................................  B-2
Description of the Fund, Its Investments and Risks..........  B-2
Investment Restrictions.....................................  B-21
Management of the Fund......................................  B-22
Control Persons and Principal Holders of Securities.........  B-26
Investment Advisory and Other Services......................  B-26
Brokerage Allocation and Other Practices....................  B-32
Capital Shares, Other Securities and Organization...........  B-33
Purchase, Redemption and Pricing of Fund Shares.............  B-34
Shareholder Investment Account..............................  B-44
Net Asset Value.............................................  B-48
Taxes, Dividends and Distributions..........................  B-49
Performance Information.....................................  B-53
Financial Statements........................................  B-55
Appendix I -- General Investment Information................  I-1
Appendix II -- Historical Performance Data..................  II-1
Appendix III -- Information Relating to Portfolio
  Securities................................................  III-1

-------------------------------------------------------------------

MF 110 B

                                  FUND HISTORY

     The Fund was incorporated in Maryland on January 5, 1979.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

     (a) CLASSIFICATION. The Fund is a diversified, open-end management investment company.

     (b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed income securities which in the opinion of the Fund's investment adviser do not subject a fund investing in such securities to unreasonable risks. As a secondary investment objective, the Fund will seek capital appreciation but only when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund's portfolio or from a general lowering of interest rates, or a combination of both. Conversely, capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both. The achievement of the Fund's objectives will depend upon the investment adviser's analytical and portfolio management skills. There can be no assurance that these objectives will be achieved and you could lose money.

     While the principal investment policies and strategies for seeking to achieve the Fund's objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objectives.

HIGH-YIELD (JUNK) DEBT SECURITIES

     The higher yields sought by the Fund are generally obtainable from fixed-income securities rated in the lower ratings categories by recognized rating services. Accordingly, consistent with its primary objective, under normal conditions, the Fund will invest at least 80% of the value of the Fund's total assets in medium to lower rated fixed-income securities, including at least 65% in lower rated fixed-income securities. However, when prevailing economic conditions cause a narrowing of the spreads between the yields derived from medium to lower rated or comparable non-rated securities and those derived from higher rated issues, the Fund may invest in higher rated fixed-income securities which provide similar yields but have less risk. In addition, the Fund may be forced to buy higher rated, lower yielding securities, which would decrease the Fund's return, if issuers redeem their high yield securities at a higher than expected rate.

     Medium to lower rated fixed-income securities are securities rated Baa or lower by Moody's Investors Service (Moody's) or BBB or lower by Standard & Poor's Rating Group (Standard & Poor's), or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO). Changes in economic or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments in bonds rated Baa or lower or BBB or lower than is the case with higher grade bonds. Corporate bonds which are rated Baa by Moody's are described by Moody's as being investment grade, but are also characterized as having speculative characteristics. Corporate bonds rated below Baa by Moody's and BBB by Standard & Poor's are considered speculative. Such high yield securities are commonly known as junk bonds. Changes in economic or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments in bonds rated below Baa or BBB than is the case with higher grade bonds. The Fund will invest in securities rated below B by both Moody's and Standard & Poor's only if the investment adviser determines that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such lower ratings. Medium to lower-rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risk of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings and in comparable non-rated securities. Investment in these securities is a long-term investment strategy and, accordingly, investors in the Fund should have the financial ability and willingness to remain invested for the long term. See "Risks Relating to Investing in High Yield Securities" below.

     Fluctuations in the prices of fixed-income securities may be caused by, among other things, the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value (NAV).

     The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. A description of corporate bond ratings is contained in Appendix A to the Prospectus. Ratings of fixed-income securities represent the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Therefore, the investment adviser will also consider, among other things, the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund's portfolio. Since some issuers do not seek ratings for their securities, non-rated securities will also be considered for investment by the Fund only when the investment adviser believes that the financial condition of the issuers of such securities and/or the protection afforded by the terms of the securities themselves limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objectives and policies.

RISKS RELATING TO INVESTING IN HIGH YIELD (JUNK) SECURITIES

     Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or similar unrated (i.e., high yield or junk) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. The achievement of its investment objectives may be more dependent on the investment adviser's own credit analysis than is the case for higher quality bonds. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

     Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for high yield junk securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield junk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value
(NAV). Under circumstances where the Fund owns the majority of an issue, market and credit risks may be greater. Moreover, from time to time, it may be more difficult to value high yield junk securities than more highly rated securities.

     In addition to the risk of default, there are the related costs of recovery on defaulted issues. The investment adviser will attempt to reduce these risks through diversification of the portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities which, as a general rule, fluctuate in response to the general level of interest rates.

     Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

SECURITIES OF FOREIGN ISSUERS

     The Fund may invest up to 20% of its total assets in United States currency denominated fixed-income issues of foreign governments and other foreign issuers, and preferred stock. The Fund's Board of Directors has authorized the Fund to invest up to 10% of its total assets in foreign currency denominated fixed-income securities of foreign or domestic issuers. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country).

     A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "semi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-government issuers include, among others, the Province of Ontario and the City of Stockholm.

     BRADY BONDS. The Fund is permitted to invest in debt obligations commonly known as "Brady Bonds" which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued in connection with the restructuring of the bank loans, for example, of the governments of Mexico, Venezuela and Argentina.

     Brady Bonds have been issued relatively recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

     Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

     RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN
SECURITIES. Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of issue, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls, the seizure or nationalization of foreign deposits and the risk of foreign currency fluctuations. Such securities may also be subject to greater fluctuations in price than securities issued by United States corporations or issued or guaranteed by the United States Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign issuer or government than about a domestic issuer or the U.S. Government. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation or diplomatic developments that could affect investment in those countries. The Fund believes that in many instances such foreign fixed-income securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Many of these investments currently enjoy increased liquidity, although, under certain market conditions, such securities may be less liquid than the securities of U.S. corporations, and are certainly less liquid than securities issued or guaranteed by the United States Government, its instrumentalities or agencies. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

     Investing in the fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries and are certainly greater with respect to investments in the securities of financially and operationally troubled issuers. See "Equity-Related Securities" below.

     Additional costs could be incurred in connection with the Fund's international investment activities. Foreign countries may impose taxes on income on foreign investments. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

     If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

     The Fund may, but need not, enter into foreign currency forward contracts and futures contracts on foreign currencies and related options, for hedging purposes, including, locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES

     Effective January 1, 1999, the 11 member states of the European Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist with each member state's currency. By July 1, 2002, the euro is expected to become the sole currency of the member states. During the transition period, the Fund will treat the euro as a separate currency from that of any member state.

     The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

     The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. In addition, the transition of member states' currency into the euro will eliminate the currency risk among the member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

     The introduction of the euro is expected to affect derivative and other financial contracts in which the Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions, such as day-count fractions or settlement dates, applicable to underlying instruments may be changed to conform to the conventions applicable to the euro currency.

     The overall impact of the transition of member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and changes in the behavior of investors, all of which will impact the Fund's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize a gain or loss, other changes may occur at the time of the conversion, such as accrual periods, holiday conventions, indexes and other features that may require the realization of a gain or a loss by the Fund as determined under existing tax law.

     The Fund's Manager is taking steps: (a) that it believes will reasonably address euro-related changes to enable the Fund to process transactions accurately and completely with minimal disruption to business activities and (b) to obtain reasonable assurances that appropriate steps are being taken by each of the Fund's other service providers.

ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES

     The Fund may invest in zero coupon, pay-in-kind and deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

     There are certain risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to such securities.

EQUITY-RELATED SECURITIES

     The Fund may invest in equity-related securities, such as common stocks, and warrants. Some of these equity securities may be of financially troubled or bankrupt companies (financially troubled issuers) and equity securities of companies, that in the view of the Subadviser are currently undervalued, out-of-favor or price depressed relative to their long-term potential for growth and income (operationally troubled issuers) (collectively with financially troubled issuers referred to as distressed securities). The Fund will limit its investments in equity-related securities to no more than 10% of its total assets. To the extent the Fund invests in equity securities, there will be a diminution in the Fund's overall yield.

RISKS RELATING TO INVESTING IN EQUITY-RELATED SECURITIES

     Equity securities have a subordinate claim on an issuer's assets as compared with fixed-income securities. As a result, the values of equity securities generally are more dependent on the financial condition of the issuer and less dependent on fluctuations in interest rates than are the values of many debt securities. A warrant entitles the holder to purchase equity securities at a specific price for a specific period of time. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date, the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if, at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. Warrants have no voting rights, receive no dividends and have no rights with respect to the corporation issuing them.

     Distressed securities involve a high degree of market risk and are subject to greater market risk and price volatility than non-distressed equity-related securities. Although the Fund will invest in select companies that in the view of its investment adviser have the potential over the long term for capital growth, there can be no assurance that such financially or operationally troubled companies can be successfully transformed into profitable operating companies. Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties which may cause the Fund to experience delays and incur losses and other costs in connection with the sale of its portfolio securities.

     The securities of financially and operationally troubled issuers may require active monitoring and at times may require the Fund's investment adviser to participate in bankruptcy or reorganization proceedings on behalf of the Fund. To the extent the investment adviser becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than is generally assumed by an investor and such participation in the affairs of the issuer may subject the Fund to certain litigation risks and costs or prevent the Fund from disposing of such securities. However, the Fund does not invest in the securities of financially or operationally troubled issuers for the purpose of exercising day-to-day management of any issuer's affairs.

CONVERTIBLE SECURITIES

     A convertible security is typically a bond, debenture, corporate note or preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks which technically are equity securities.

     In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

     The Fund may engage in various portfolio strategies, including using derivatives to seek to reduce certain risks of its investments and to attempt to enhance return, but not for speculation. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of foreign currency forward contracts, futures contracts and options thereon (including interest rate futures contracts and options thereon) and interest rate swaps. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use these new investments and techniques to the extent consistent with its investment objectives and policies.

FOREIGN CURRENCY FORWARD CONTRACTS

     The Fund may but need not enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, that is, cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. See "Risks Related to Foreign Currency Forward Contracts" below.

     The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged.

FUTURES CONTRACTS

     The Fund may enter into futures contracts for the purchase or sale of debt securities and financial indexes (collectively, interest rate futures contracts) in accordance with the Fund's investment objectives. A purchase of a futures contract (or a long futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A sale of a futures contract (or a short futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Fund is required to deposit cash or other liquid assets with a futures commission merchant or in a segregated account representing between approximately 1 1/2% to 5% of the contract amount, called initial margin. Initial margin in futures transactions is different from margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Thereafter, the futures contract will be valued daily and the payment in cash of maintenance or variation margin may be required, resulting in the Fund paying or receiving cash that reflects any decline or increase in the contract's value, a process known as marking-to-market.

     Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be cash settled. In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. The purchase (or sale) of an offsetting futures contract is referred to as a closing transaction. There is no assurance that the Fund will be able to enter into a closing transaction.

     Although futures prices themselves have the potential to be extremely volatile, in the case of any strategy involving interest rate futures contracts and options thereon when the Subadviser's expectations are not met, assuming proper adherence to the segregation requirement, the volatility of the Fund as a whole should be no greater than if the same strategy had been pursued in the cash market.

     Successful use of futures contracts by the Fund is subject to, among other things, the ability of the Fund's investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

     Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

     Pursuant to the requirements of the Commodity Exchange Act, as amended (the Commodity Exchange Act), all futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counterparty risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS

     CFTC LIMITS.  In accordance with Commodity Futures Trading Commission
(CFTC) regulations, the Fund is not permitted to purchase or sell interest rate futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on a Fund's existing futures and premiums paid for options on futures exceed 5% of the liquidation value of such Fund's total assets (the 5% CFTC limit). This restriction does not apply to the purchase and sale of interest rate futures contracts and options thereon for bona fide hedging purposes.

     SEGREGATION REQUIREMENTS. To the extent the Fund enters into futures contracts, it is required by the Commission to maintain a segregated asset account sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid assets in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.

     With respect to options on futures, there are no segregation requirements for options that are purchased and owned by the Fund. However, written options, since they involve potential obligations of the Fund, may require segregation of Fund assets if the options are not covered as described below under "Options on Futures Contracts." If the Fund writes a call option that is not covered, it must segregate for the term of the options cash or other liquid assets equal to the fluctuating value of the optioned futures. If the Fund writes a put option that is not covered, the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin segregated by the Fund with respect to such option).

USES OF INTEREST RATE FUTURES CONTRACTS

     Interest rate futures contracts will be used for bona fide hedging, risk management and return enhancement purposes.

     POSITION HEDGING. The Fund might sell interest rate futures contracts to protect the Fund against a rise in interest rates that would be expected to decrease the value of debt securities that the Fund holds. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have closely correlated or are expected to closely correlate to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Fund to maintain a defensive position without having to sell portfolio securities. If in fact interest rates decline rather than rise, the value of the futures contract will fall but the value of the bonds should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the bond position and correlate precisely with the bond positions, there should be no loss or gain with a rise (or fall) in interest rates. However, if only 50% of the bond position is hedged with futures, then the value of the remaining 50% of the bond position would be subject to change because of interest rate fluctuations. Whether the bond positions and futures contracts correlate precisely is a significant risk factor.

     ANTICIPATORY POSITION HEDGING. Similarly, when it is expected that interest rates may decline and the Fund intends to acquire debt securities, the Fund might purchase interest rate futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund subsequently acquires and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that would be purchased, the Fund could take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund could make the intended purchases of the debt securities in the cash market and concurrently liquidate the futures positions.

     RISK MANAGEMENT AND RETURN ENHANCEMENT. The Fund might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) Duration is described in Appendix I under "Duration." This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.

     The Fund might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.

OPTIONS ON FUTURES CONTRACTS

     The Fund may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (that is, sell) covered put and call options on futures contracts that are traded on commodity and futures exchanges.

     If the Fund purchased an option on a futures contract, it has the right, but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

     Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is out of the money and will not be exercised. The Fund, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Fund will have a loss in the amount of the balance less the premium it was paid for writing the option.

     When the Fund writes a put or call option on a futures contracts, the option must either be covered or, to the extent not covered, will be subject to segregation requirements. The Fund will be considered covered with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the covered option. A Fund will be considered covered with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the covered option.

     To the extent the Fund is not covered as described above with respect to written options, it will segregate and maintain for the term of the option, cash or other liquid assets as described above under "Limitations on the Purchase and Sale of Futures Contracts and Related Options -- Segregation Requirements."

USES OF OPTIONS ON FUTURES CONTRACTS

     Options on interest rate futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.

     POSITION HEDGING. The Fund may purchase put options on interest rate or currency futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates.

     ANTICIPATORY HEDGING. The Fund may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund might intend to acquire as a result of declining interest rates.

     Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of debt securities the Fund might intend to acquire. If the futures price at expiration of the option is above the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund might intend to acquire.

     Whether options on interest rate futures contracts are subject to or exempt from the 5% CFTC limit depends on whether the purposes of the options constitutes a bona fide hedge.

     RISK MANAGEMENT AND RETURN ENHANCEMENT. Writing a put option that does not relate to securities the Fund intends to acquire would be a return enhancement strategy that would result in a loss if interest rates rise.

     Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund would retain the full amount of the option premium, thus increasing the income of the Fund. If the futures price when the option is exercised is above the exercise price, however, the Fund would sell the underlying securities that were the cover for the contract and incur a gain or loss depending on the cost basis for the underlying asset.

     Writing a covered call option, as in any return enhancement strategy, can also be considered a partial hedge against a decrease in the value of a Fund's portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the Fund's debt securities.

     There can be no assurance that the Fund's use of futures contracts and related options will be successful and the Fund may incur losses in connection with its purchase and sale of futures contracts and related options.

INTEREST RATE SWAP TRANSACTIONS

     The Fund may enter into interest rate swaps (including interest rate swaps with embedded options), on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Under normal circumstances, the Fund will enter into interest rate swaps on a net basis, that is, the two payment streams netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value per share at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions the investment adviser and the Fund believe such obligations do not constitute senior securities. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The Fund will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Fund's Board of

Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

     The Fund may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security the Fund anticipates buying. If the Fund purchases an interest rate swap to hedge against a change in an interest rate of a security the Fund anticipates buying, and such interest rate changes unfavorably for the Fund, then the Fund may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.

     The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

     The Fund may enter into interest rate swaps traded on an exchange or in the over-the-counter market. The Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rates swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

     Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of interest rate swap transactions, options, futures contracts and options on futures contracts include: (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging transactions.

     The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the market prices of the securities of a diversified portfolio will tend to move in the same direction as the prices of futures contracts.

     If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

     There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (or currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities (or currencies) rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful transaction.

     The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in the price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

     Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

     Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. The Fund may enter into futures or related options contracts for return enhancement purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for bona fide hedging purchases within the meaning of the regulations of the CFTC.

     In order to determine that the Fund is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either: (1) a substantial majority (that is, approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Fund;
(b) cash held by the Fund; (c) cash proceeds due to the Fund on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

     If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account, cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures portions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge effectively its portfolio.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

     RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the interest payment is declared, and the date on which such payment is made or received.

     Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged, or the Fund will place cash or other liquid assets in a segregated account of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. The assets placed in the segregated account will be marked-to-market daily, and if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund's dealings in foreign currency forward contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also, this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions" below.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     RISK OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying securities.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. As described above, although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

BANK DEBT

     The Fund may invest in bank debt which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (Lenders), including banks. The Fund's investment may be in the form of participations in loans (Participations) or of assignments of all or a portion of loans from third parties (Assignments).

     Participations differ both from the public and private debt securities typically held by the Fund and from Assignments. In Participations, the Fund has a contractual relationship only with the Lender, not with the borrower. As a result, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. In Assignments, by contrast, the Fund acquires direct rights against the borrower, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

     Investments in Participations and Assignments otherwise bear risks common to investing in debt instruments which the Fund is currently authorized to purchase, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Fund may obtain less than the full value for loan interests sold because they are illiquid. The Fund may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market for loans may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular loans in response to a specific economic event such as deterioration in the creditworthiness of the borrower. In addition to the creditworthiness of the borrower, the Fund's ability to receive payment of principal and interest is also dependent on the creditworthiness of any institution (that is, the Lender) interposed between the Fund and the borrower.

REPURCHASE AGREEMENTS

     The Fund may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. The Fund's repurchase agreements will at all times be fully collateralized by U.S. Government obligations in an amount at least equal to the resale price. The instruments held as collateral are valued daily and, if the value of the instruments declines, the Fund will require additional collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer the loss.

     The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments Fund Management LLC
(PIFM) pursuant to an order of the Securities and Exchange Commission (Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such other investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities in any amount to brokers, dealers and financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

     A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the investment adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

     Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SECURITIES OF OTHER INVESTMENT COMPANIES

     The Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions" below.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed-delivery basis -- that is, delivery and payment can take place in the future after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuations, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value each day. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities, and to facilitate such acquisitions, the Fund will segregate cash or other liquid assets, market-to-market daily, having a value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other portfolio obligations, incur a gain or loss due to market fluctuations. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed-delivery basis may increase the volatility of the Fund's NAV.

ILLIQUID SECURITIES

     The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market (Direct Placement Securities). Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD). The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

     Restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act, and commercial paper that have a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be traded flat (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     The staff of the Commission has taken the position, which the Fund will follow, that purchased OTC options and the assets used as cover for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at its election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination but does allow the Fund to treat the assets used as cover as liquid. See "How the Fund Invests -- Additional Strategies" in the Prospectus.

BORROWING

     The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings as required by law. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Such liquidations could cause the Fund to realize gains on securities held for less than three months. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of the Fund's total assets.

SEGREGATED ASSETS

     When the Fund is required to segregate assets in connection with certain transactions, it will segregate cash or liquid assets. "Liquid assets" means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily, including foreign securities, high yield fixed-income securities and distressed securities.

(d)  TEMPORARY DEFENSIVE STRATEGIES AND SHORT-TERM INVESTMENTS

     In response to adverse market, economic or political conditions, the Fund may invest temporarily up to 100% of the Fund's assets in high quality money market instruments, including commercial paper of corporations organized under the laws of any state or political subdivision of the United States, certificates of deposit, bankers' acceptances and other obligations of domestic banks, including foreign branches of such banks, having total assets of at least $1 billion, obligations of foreign banks subject to the limitations set forth in Investment Restriction No. 14 and obligations issued or guaranteed by the United States Government, its instrumentalities or agencies. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund. Investing heavily in these securities is not consistent with the Fund's primary investment objective and limits the Fund's ability to achieve a high level of income, but can help to preserve the Fund's assets.

(e)  PORTFOLIO TURNOVER

     Although the Fund does not intend to engage in substantial short-term trading, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer. It is not anticipated that the Fund's portfolio turnover rate will exceed 150%. A portfolio turnover rate of 150% may exceed that of other investment companies with similar objectives. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding securities whose maturities at acquisition were one year or less) by the average monthly value of securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held in the Fund's portfolio were sold and replaced within one year. However, when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than anticipated. A higher rate of turnover results in increased transaction costs to the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. For the fiscal years ended December 31, 1999, and 2000, the Fund's portfolio turnover rate was 70% and 71%, respectively.

                            INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

     The Fund may not:

          (1) Invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities).

          (2) Purchase more than 10% of the voting securities of any issuer.

          (3) Invest more than 25% of the market or other fair value of its total assets in the securities of issuers, all of which conduct their principal business activities in the same industry. For purposes of this restriction, gas, electric, water and telephone utilities will each be treated as being a separate industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

          (4) Make short sales of securities.

          (5) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities and the making of margin payments in connection with transactions in financial futures contracts.

          (6) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. Secured borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements and the purchase and sale of securities on a when-issued or delayed delivery basis and engaging in financial futures contracts and related options are not deemed to be the issuance of a senior security or a pledge of assets.

          (7) Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

          (8) Purchase or sell real estate or real estate mortgage loans, although it may purchase marketable securities of issuers which engage in real estate operations or securities which are secured by interests in real estate.

          (9) Purchase or sell commodities or commodity futures contracts except financial futures contracts and options thereon.

          (10) Make loans of money or securities, except through the purchase of debt obligations, bank debt (i.e. loan participations), repurchase agreements and loans of securities.

          (11) Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

          (12) Purchase securities of other investment companies, except in the open market involving only customary brokerage commissions and as a result of which no more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

          (13) Invest for the purpose of exercising control or management of another company.

          (14) Invest more than 20% of the market or other fair value of its total assets in United States currency denominated issues of foreign governments and other foreign issuers; or invest more than 10% of the market or other fair value of its total assets in securities which are payable in currencies other than United States dollars. The Fund will not engage in investment activity in non-U.S. dollar denominated issues without first obtaining authorization to do so from its Board of Directors. See "Description of the Fund, Its Investments and Risks -- Investment Strategies, Policies and Risks -- Securities of Foreign Issuers."

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND

           NAME, ADDRESS**              POSITION(S) HELD                    PRINCIPAL OCCUPATIONS
               AND AGE                    WITH THE FUND                      DURING PAST 5 YEARS
           ---------------             -------------------                  ---------------------
Eugene C. Dorsey (74)                  Director               Retired President, Chief Executive Officer and Trustee
                                                              of the Gannett Foundation (now Freedom Forum);
                                                              formerly Publisher of four Gannett newspapers and
                                                              Vice President of Gannett Co., Inc.; past Chairman
                                                              of Independent Sector, Washington, D.C. (largest
                                                              national coalition of philanthropic organizations);
                                                              formerly Chairman of the American Council for the
                                                              Arts; formerly Director of the Advisory Board of
                                                              Chase Manhattan Bank of Rochester.
Delayne Dedrick Gold (62)              Director               Marketing Consultant.

           NAME, ADDRESS**              POSITION(S) HELD                    PRINCIPAL OCCUPATIONS
               AND AGE                    WITH THE FUND                      DURING PAST 5 YEARS
           ---------------             -------------------                  ---------------------
*Robert F. Gunia (54)                  Vice President and     Executive Vice President and Chief Administrative
                                       Director               Officer (since June 1999) of Prudential Investments;
                                                              Executive Vice President and Treasurer (since
                                                              December 1996) of PIFM; President (since April 1999)
                                                              of Prudential Investment Management Services LLC
                                                              (PIMS); Corporate Vice President (since September
                                                              1997) of The Prudential Insurance Company of America
                                                              (Prudential); formerly Senior Vice President (March
                                                              1987-May 1999) of Prudential Securities
                                                              Incorporated; formerly Chief Administrative Officer
                                                              (July 1989-September 1996), Director (January
                                                              1989-September 1996) and Executive Vice President,
                                                              Treasurer and Chief Financial Officer (June
                                                              1987-December 1996) of Prudential Mutual Fund
                                                              Management, Inc. (PMF); Vice President and Director
                                                              (since May 1989) of The Asia Pacific Fund, Inc.

Thomas T. Mooney (59)                  Director               President of the Greater Rochester Metro Chamber of
                                                              Commerce; formerly Rochester City Manager; formerly
                                                              Deputy Monroe County Executive; Trustee of Center
                                                              for Governmental Research, Inc.; Director of Blue
                                                              Cross of Rochester, Monroe County Water Authority
                                                              and Executive Service Corps of Rochester.

Stephen P. Munn (58)                   Director               Chairman, Director and Chief Executive Officer and
                                                              formerly President, of Carlisle Companies
                                                              Incorporated (manufacturer of industrial products).

*David R. Odenath, Jr. (43)            President and          President (since June 1999) of Prudential Investments;
                                       Director               Officer in Charge, President, Chief Executive
                                                              Officer and Chief Operating Officer (since June
                                                              1999) of PIFM; Senior Vice President (since June
                                                              1999) of Prudential; formerly Senior Vice President
                                                              (August 1993-May 1999) of PaineWebber Group, Inc.

Richard A. Redeker (57)                Director               Formerly employee of Prudential Investments (October
                                                              1996-December 1998); prior thereto, President, Chief
                                                              Executive Officer and Director (October 1993-
                                                              September 1996) of Prudential Mutual Fund
                                                              Management, Inc.; Executive Vice President, Director
                                                              and Member of Operating Committee (October 1993-
                                                              September 1996) of Prudential Securities; Director
                                                              (October 1993-September 1996) of Prudential
                                                              Securities Group, Inc.; Executive Vice President of
                                                              The Prudential Investment Corporation (January 1994-
                                                              September 1996); Director (January 1994-September
                                                              1996) of Prudential Mutual Fund Distributors, Inc.
                                                              and Prudential Mutual Fund Services, Inc.

           NAME, ADDRESS**              POSITION(S) HELD                    PRINCIPAL OCCUPATIONS
               AND AGE                    WITH THE FUND                      DURING PAST 5 YEARS
           ---------------             -------------------                  ---------------------
*Judy A. Rice (53)                     Vice President and     Executive Vice President (since 1999) of Prudential
                                       Director               Investments; Executive Vice President (since 1999)
                                                              of PIFM; formerly various positions to Senior Vice
                                                              President (1992-1999) of Prudential Securities; and
                                                              various positions to Managing Director (1975-1992)
                                                              of Shearson Lehman Advisors; Governor of the Money
                                                              Management Institute and member of the Prudential
                                                              Securities Operating Council and the National
                                                              Association for Variable Annuities.

Nancy H. Teeters (70)                  Director               Economist; formerly Vice President and Chief Economist
                                                              of International Business Machines Corporation;
                                                              formerly Director of Inland Steel Industries (July
                                                              1984-1999); formerly Governor of The Federal Reserve
                                                              (September 1978-June 1984).

Louis A. Weil, III (59)                Director               Formerly Chairman (January 1999-July 2000), President
                                                              and Chief Executive Officer (January 1996-July 2000)
                                                              and Director (since September 1991) of Central
                                                              Newspapers, Inc.; formerly Chairman of the Board
                                                              (January 1996-July 2000), Publisher and Chief
                                                              Executive Officer (August 1991-December 1995) of
                                                              Phoenix Newspapers, Inc.

Grace C. Torres (41)                   Treasurer and          First Vice President (since December 1996) of PIFM;
                                       Principal Financial    formerly First Vice President (March 1993-May 1999)
                                       and Accounting         of Prudential Securities; First Vice President
                                       Officer                (March 1994-September 1996) of Prudential Mutual
                                                              Fund Management, Inc.

Deborah A. Docs (43)                   Secretary              Vice President and Corporate Counsel (since January
                                                              2001) of Prudential; Vice President and Associate
                                                              General Counsel (since December 1996) of PIFM;
                                                              formerly Vice President and Associate General
                                                              Counsel (June 1991-September 1996) of Prudential
                                                              Securities; formerly Vice President and Associate
                                                              General Counsel (June 1991-September 1996) of PMF.

William V. Healey (47)                 Assistant Secretary    Vice President and Associate General Counsel (since
                                                              1998) of Prudential; Chief Legal Officer (since
                                                              August 1998) of Prudential Investments; Director
                                                              (since June 1999) of ICI Mutual Insurance Company;
                                                              prior to August 1998, Associate General Counsel of
                                                              the Dreyfus Corporation ("Dreyfus"), a subsidiary of
                                                              Mellon Bank, N.A. ("Mellon Bank"), and an officer
                                                              and/or director of various affiliates of Mellon Bank
                                                              and Dreyfus.

---------------
 * "Interested" Director, as defined in the Investment Company Act, by reason of his or her affiliation with Prudential, PIMS or PIFM.

** The address of the Directors and Officers is c/o Prudential Investments Fund
   Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077

     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by PIMS.

     The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Investment Advisory and Other Services -- Manager and Invest-ment Adviser" and "-- Principal Underwriter, Distributor and Rule 12b-1 Plans," review such actions and decide on general policy.

     The Fund currently pays each of its Directors who is not an affiliated person of PIFM or The Prudential Investment Corporation (PIC) annual compensation of $8,800, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.

     Directors may receive their Director's fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Director's fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of any Prudential mutual fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Director's fees, together with interest thereon, is a general obligation of the Fund.

     The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

     Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 2000 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and the Boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 2000.

                               COMPENSATION TABLE

                                                            PENSION OR                            TOTAL
                                                            RETIREMENT                        COMPENSATION
                                             AGGREGATE       BENEFITS        ESTIMATED          FROM FUND
                                            COMPENSATION      ACCRUED         ANNUAL            AND FUND
                                                FROM        AS PART OF     BENEFITS UPON      COMPLEX PAID
NAME AND POSITION                               FUND       FUND EXPENSES    RETIREMENT        TO DIRECTORS
-----------------                           ------------   -------------   -------------   -------------------
Eugene C. Dorsey -- Director**............    $ 9,050          None             N/A        $114,000   (19/47)*
Delayne Dedrick Gold -- Director..........     10,250          None             N/A         173,000   (38/58)*
Robert F. Gunia -- Director and Vice
  President(1)............................         --            --              --              --
Thomas T. Mooney -- Director**............      9,050          None             N/A         173,000   (32/65)*
Stephen P. Munn -- Director...............      9,050          None             N/A         114,000   (24/41)*
David R. Odenath, Jr. -- Director and
  President(1)............................         --            --              --              --
Richard A. Redeker -- Director............      9,050          None             N/A         110,000   (24/41)*
Judy A. Rice -- Vice President and
  Director(1,2)...........................         --            --              --              --
John R. Strangfeld, Jr. -- Director and
  President(1,a)..........................         --            --              --              --
Nancy H. Teeters -- Director..............      9,050          None             N/A         118,000   (24/40)*
Louis A. Weil, III -- Director............      9,725          None             N/A         114,000   (24/41)*

---------------
  (1) Directors who are "interested" do not receive compensation from the Fund Complex (including the Fund).

  (2)Became Director on November 13, 2000 and was elected to serve as Vice President on February 27, 2001.

  * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

 ** Total aggregate compensation from all of the Funds in the Fund Complex for the calendar year ended December 31, 2000, includes amounts deferred at the election of Directors under the Fund's deferred compensation plans. Including accrued interest, total compensation amounted to $140,010 and $179,810 for Messrs. Dorsey and Mooney, respectively.

  (a)Former President and Director, resigned on November 13, 2000.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Directors of the Fund are eligible to purchase Class Z shares of the Fund.

     As of February 9, 2001, the Directors and officers of the Fund, as a group, owned less than 1% of each Class of the outstanding common stock of the Fund.

     As of February 9, 2001, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were:
Pru Defined Contributions SVCS, FBO Pru-Non-Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic, PA 18507, who held 549,176 Class Z shares of the Fund (7.95% of the outstanding Class Z shares); and Prudential Trust Company, FBO Pru-DC Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic, PA 18507, who held 1,381,541 Class Z shares of the Fund (20% of the outstanding
Class Z shares)       .

     As of February 9, 2001, Prudential Securities was the record holder for other beneficial owners of 87,768,006 Class A shares (or 36.4% of the outstanding Class A shares), 90,170,131 Class B shares (or 51.1% of the outstanding Class B shares) 9,365,517 Class C shares (or 80.6% of the outstanding Class C shares) and 2,102,757 Class Z shares (or 30.5% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER

     The Manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to substantially all of the other investment companies that, together with the Fund, comprise the "Prudential mutual funds." See "How the Fund is Managed" in the Prospectus. As of January 31, 2001, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $710 billion. According to the Investment Company Institute, as of October 31, 2000, the Prudential mutual funds were the 20th largest family of mutual funds in the United States. According to data provided by Lipper Analytical Services, Inc., the Fund is among the oldest and largest U.S. mutual funds in the high current yield category of taxable fixed-income funds.

     PIFM is a wholly-owned subsidiary of PIFM HoldCo., Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PIFM, serves as the Transfer Agent and dividend disbursing agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser) to provide subadvisory services to the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $250 million, .475 of 1% of the next $500 million, .45 of 1% of the next $750 million, .425 of 1% of the next $500 million, .40 of 1% of the next $500 million, .375 of 1% of the next $500 million and .35 of 1% over $3 billion of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. Currently, the Fund believes there are no such expense limitations.

     PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return.

     In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

          (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

          (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

          (c) the costs and expenses payable to the Subadviser, pursuant to the subadvisory agreement between PIFM and the Subadviser (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager; (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's Subadviser; (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares; (d) the charges and expenses of legal counsel and independent accountants for the Fund; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade associations of which the Fund may be a member; (h) the cost of stock certificates representing shares of the Fund; (i) the cost of fidelity and liability insurance; (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, and paying the fees and expenses of notice filings made in accordance with state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; and (m) distribution fees.

     The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

     For the fiscal years ended December 31, 1998, 1999 and 2000 the Fund paid PIFM a management fee of $17,880,859, $16,790,927 and $13,598,094 respectively.

     PIFM has entered into the Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. PI is paid by PIFM at an annual rate of .250 of 1% of the Fund's average daily net assets up to and including $250 million, .226 of 1% of the next $500 million, .203 of 1% of the next $750 million, .181 of 1% of the next $500 million, .160 of 1% of the next $500 million, .141 of 1% of the next $500 million and .123 of 1% over $3 billion of the Fund's average daily net assets. The fee is computed daily and payable monthly.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

     Prudential Investment's Fixed Income Group includes the following sector teams which may contribute towards security selection in addition to the sector team described in the Prospectus (assets under management are as of December 31, 2000):

                                 U.S. LIQUIDITY

ASSETS UNDER MANAGEMENT:  $29.4 billion.
TEAM LEADER: Michael Lillard, CFA. GENERAL INVESTMENT EXPERIENCE: 13 years. PORTFOLIO MANAGERS: 9. AVERAGE GENERAL INVESTMENT EXPERIENCE: 11 years, which includes team members with significant mutual fund experience.
SECTOR:  U.S. Treasuries, agencies and mortgages.
INVESTMENT STRATEGY:  Focus is on high quality, liquidity and controlled risk.

                                   CORPORATE

ASSETS UNDER MANAGEMENT:  $43.9 billion.
TEAM LEADER:  Steven Kellner, CFA. GENERAL INVESTMENT EXPERIENCE: 14 years.

PORTFOLIO MANAGERS: 7. AVERAGE GENERAL INVESTMENT EXPERIENCE: 13 years, which includes team members with significant mutual fund experience.
SECTOR:  U.S. investment-grade corporate securities.
INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

                                  GLOBAL BOND

ASSETS UNDER MANAGEMENT:  $3.7 billion.
TEAM LEADERS: David Bessey and Steven Koomar. GENERAL INVESTMENT EXPERIENCE: 11 years and 15 years, respectively.
PORTFOLIO MANAGERS: 5. AVERAGE GENERAL INVESTMENT EXPERIENCE: 11 years, which includes team members with significant mutual fund experience.
SECTOR:  Corporate and government securities of foreign issuers.
INVESTMENT STRATEGY: Focus is on higher quality sovereign debt and currency risk and on high-grade and high yield foreign corporate and emerging market issues.

                                 MONEY MARKETS

ASSETS UNDER MANAGEMENT:  $38.5 billion.
TEAM LEADER:  Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 17 years.

PORTFOLIO MANAGERS:  9. AVERAGE GENERAL INVESTMENT EXPERIENCE: 11 years.
SECTOR: High-quality short-term securities, including both taxable and tax-exempt instruments.
INVESTMENT STRATEGY: Focus is on safety of principal, liquidity and controlled risk.

CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (the "Codes"). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

     Prudential Investment Management Services LLC (PIMS or the Distributor), Three Gateway Center, 14th Floor, Newark, New Jersey 07102-4077 acts as the distributor of the shares of the Fund. The Distributor is a subsidiary of Prudential.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, B and C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement, none of these expenses of distribution are reimbursed by or paid for by the Fund. See "How the Fund is Managed -- Distributor" in the Prospectus.

     The expenses incurred under the Plans include commissions and account servicing fees paid to or on account of brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares including lease, utility, communications and sales promotion expenses. The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%, The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 2001. Fee waivers will increase the Fund's total return.

     For the fiscal year ended December 31, 2000, the Distributor received payments of approximately $3,978,100 under the Class A Plan and spent approximately $3,722,000 in distributing the Fund's Class A shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 2000, the Distributor also received approximately $586,000 in initial sales charges attributable to Class A shares.

     CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of .75% of 1% and 1% of the average daily net assets of the Class B and Class C shares, respectively. The Class B Plan provides that (1) .25 of 1% of the average daily net assets of the Class B shares shall be paid as a service fee and (2) .50 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) shall be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) .25 of 1% of the average daily net assets of the Class C shares shall be paid as a service fee for providing personal service and/or maintaining shareholder accounts and (2) .75 of 1% of the average daily net assets of the Class C shares shall be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, initial sales charges. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending December 31, 2001. Fee waivers will increase the Fund's total return.

     CLASS B PLAN. For the fiscal year ended December 31, 2000, the Distributor received $10,899,161 from the Fund under the Class B Plan and spent approximately $8,252,500 in distributing the Class B shares of the Fund. It is estimated that of the latter amount, approximately 0.3% ($23,500) was spent on printing and mailing of prospectuses to other than current shareholders; 23.7%, ($1,952,100) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 76.0%, ($6,276,900), on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (50.1% or $4,137,000) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (25.9%, or $2,139,800). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)" in the Prospectus. For the fiscal year ended December 31, 2000, the Distributor received approximately $3,614,000 in contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN. For the fiscal year ended December 31, 2000, the Distributor received $618,285 from the Fund under the Class C Plan and spent approximately $557,300 in distributing the Fund's Class C shares. It is estimated that of the latter amount, approximately 0.2%, ($1,000) was spent on printing and mailing of prospectuses to other than current shareholders; 1.2% ($6,700) on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 98.6% ($549,700) on the aggregate of (1) payments of commission and account servicing fees to financial advisers (89.1% or $496,600) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (9.5% or $53,000).

     The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See 6,661 "How to Buy, Sell and Exchange Shares of the
Fund -- How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)" in the Prospectus. For the fiscal year ended December 31, 2000, the Distributor received approximately $92,000 in contingent deferred sales charges and $123,000 in initial sales charges with respect to sales of Class C shares.

     Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of each such class to the sales of Class A, Class B and

Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

                                     * * *

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or on any agreement related to the Plans (Rule 12b-1 Directors) cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities law.

     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES

     PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for Class A and Class C shares, as described above. Fee waivers and subsidies will increase the Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

     Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(c) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

     For the fiscal year ended December 31, 2000, the Fund incurred expenses of approximately $3,991,000 for the services of PMFS.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the "Subadviser." In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the best possible combination of favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which will provide the most favorable total cost or proceeds reasonably obtainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtaining most favorable price and efficient execution, the Manager will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for a Fund to brokers, other than Prudential Securities (or any affiliate), in order to secure research and investment services described above, subject to the primary consideration of obtaining the most favorable price and efficient execution in the circumstances and subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors.

     The securities purchased by the Fund are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with the Distributor or any affiliate in any transaction in which the Distributor or any affiliate acts as principal. Thus, it will not deal with the Distributor acting as market maker, and it will not execute a negotiated trade with the Distributor if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

     Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter, except in accordance with rules of the Commission. The Fund may not participate in any transaction where Prudential Securities (or any affiliate) is acting as principal, nor may the Fund deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliate) acts as principal or market maker, except as may be permitted by the Commission. These limitations, in the opinion of the Manager, will not significantly affect the Fund's ability to pursue its investment objective. However, the Fund may be at a disadvantage because of these limitations in comparison to other funds not subject to such limitations.

     Subject to the above considerations, the Manager may use Prudential Securities as a broker for the Fund. In order for Prudential Securities or any affiliate to effect any portfolio transactions for a Fund, the commissions, fees and other remuneration received by Prudential Securities or any affiliate must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Prudential Securities or any affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities or any affiliate are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities or any affiliate are also subject to such fiduciary standards as may be imposed upon Prudential Securities or such affiliate by applicable law.

     During the fiscal years ended December 31, 1998, 1999 and 2000 the Fund paid $0, $52,000 and $21,530, respectively, in brokerage commissions. During these periods, the Fund paid no brokerage commissions to any of the Fund's affiliates, including Prudential Securities.

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at December 31, 2000. As of December 31, 2000, the Fund did not hold any securities of its regular brokers and dealers.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Fund is authorized to issue 3 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Of the authorized shares of common stock of the Fund, 750 million shares consist of Class A common stock, 750 million shares consist of Class B common stock, 750 million shares consist of Class C common stock and 750 million shares consist of Class Z common stock. Each class of common stock of the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests on any other class. (3) each class has a different exchange privilege and (4) only Class B shares have a conversion feature. Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences privileges, limitations and voting and dividend rights as the Board may determine.

     The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above and each class bears the expenses related to the distribution of its shares

(with the exception of Class Z shares, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

     Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A or Class C shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are not subject to any sales charge and are offered exclusively for sale to a limited group of investors at NAV. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Buy Shares" in the Prospectus.

     Each class represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. See "Investment Advisory and Other Services -- Principal Underwriter, Distributor and Rule 12b-1 Plans" above and "Shareholder Investment Account -- Exchange Privilege" below.

     PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential High Yield Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).

     If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 p.m., New York time) on a business day, you may purchase shares of the Fund on that day.

     In making a subsequent purchase by wire, you should wire State Street directly and should be sure that the wire specifies Prudential High Yield Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using federal funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

     Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 4%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares of the Fund are sold at NAV. Using the Fund's NAV at December 31, 2000, the maximum offering prices of the Fund's shares are as follows:

CLASS A
  Net asset value and redemption price per Class A share....    $6.20
                                                                -----
  Maximum sales charge (4% of offering price)...............      .26
                                                                -----
  Offering price to public..................................    $6.46
                                                                =====
CLASS B
  Net asset value, offering price and redemption price per
     Class B share*.........................................    $6.19
                                                                =====
CLASS C
  Net asset value and redemption price per Class C share*...    $6.19
                                                                -----
  Maximum sales charge (1% of offering price)...............    $ .06
                                                                -----
  Offering Price to Public..................................    $6.25
                                                                =====
CLASS Z
  Net asset value, offering price and redemption price per
     Class Z share..........................................    $6.20
                                                                =====

---------------
* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Sell Your Shares" in the Prospectus.

SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

     If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for more than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, the sales charges and cumulative annual distribution-related fees would be approximately the same for Class A, Class B and Class C shares. However, you should consider purchasing Class B shares over Class A shares or Class C shares because all of your money would be invested initially in the case of Class B shares.

     If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B or Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE -- CLASS A SHARES

     BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV through the Distributor or the Transfer Agent, by:

     - officers of the Prudential mutual funds (including the Fund)

     - employees of the Distributor, Prudential Securities. PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent

     - employees of subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer

     - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

     - members of the Board of Directors of Prudential

     - real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent

     - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer

     - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
       (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase

     - investors in Individual Retirement Accounts, provided the purchase is made in a direct rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

     - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g., mutual fund "wrap" or asset allocation programs)

     - orders placed by clients of broker dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).

     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     For an investor to obtain any reduction or waiver of the initial sales charges at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charge is imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Buy Shares -- Step 2: Choose a Share Class -- Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

     - an individual

     - the individual's spouse, their children and their parents

     - the individual's and spouse's Individual Retirement Account (IRA)

     - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

     - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

     - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

     - one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

     The Transfer Agent, Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the investment, within a thirteen-month period, of a specific dollar amount in the Fund and other Prudential mutual funds (Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

     For purposes of the Letter of Intent, the value of all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates, and through your broker, will not be aggregated to determine the reduced sales charge.

     A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to any individual participants in any retirement or group plans.

CLASS B SHARES

     The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below.

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

     The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE -- CLASS C SHARES

     BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

     INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT
COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation (Prusec); and (iii) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify your broker if you are entitled to this waiver and provide it with such supporting documents as it may deem appropriate.

CLASS Z SHARES

     Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

     Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

     - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

     - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option

     - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund)

     - Prudential, with an investment of $10 million or more.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finders' fee, from its own resources based on a percentage of the net asset value of shares sold by such persons.

RIGHTS OF ACCUMULATION

     Reduced sales charges also are available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of Accumulation may be applied across the classes of the Prudential mutual funds. The value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "Risk/Return Summary -- Evaluating Performance" in the Prospectus.

     The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES

     You can redeem your shares at any time for cash at NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 p.m., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

     In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101-8179, to the Distributor, or to your broker.

     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request, or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request, and certificates, if issued, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your account at your broker unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Securities and Exchange Commission (the Commission), by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

     Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

     EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:15 p.m., New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. For more information, see "How to Buy, Sell and Exchange Shares of the Fund -- Telephone Redemptions and Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

     REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised, to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption . See "Contingent Deferred Sales Charge" below.

CONTINGENT DEFERRED SALES CHARGE

     Redemptions of Class B shares will be subject to a contingent deferred sales charge of CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account -- Exchange Privilege" below.

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                           CONTINGENT DEFERRED SALES CHARGE
                                                              AS A PERCENTAGE OF DOLLARS
            YEAR SINCE PURCHASE PAYMENT MADE               INVESTED OR REDEMPTION PROCEEDS
            --------------------------------               --------------------------------
First....................................................                 5.0%
Second...................................................                 4.0%
Third....................................................                 3.0%
Fourth...................................................                 2.0%
Fifth....................................................                 1.0%
Sixth....................................................                 1.0%
Seventh..................................................                 None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years and 18 months for Class C shares, then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

     Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, and the Guaranteed Insulated Separate Account or units of the Stable Value Fund.

     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

     You must notify the Fund's Transfer Agent either directly or through your broker at the time of redemption that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

     In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

                CATEGORY OF WAIVER                                REQUIRED DOCUMENTATION
                ------------------                                ----------------------
Death                                               A copy of the shareholder's death certificate or,
                                                    in the case of a trust, a copy of the grantor's
                                                    death certificate, plus a copy of the trust
                                                    agreement identifying the grantor.

Disability -- An individual will be considered      A copy of the Social Security Administration award
  disabled if he or she is unable to engage in any  letter or a letter from a physician on the
  substantial gainful activity by reason of any     physician's letterhead stating that the
  medically determinable physical or mental         shareholder (or, in the case of a trust, the
  impairment which can be expected to result in     grantor (a copy of the trust agreement identifying
  death or to be of long-continued and indefinite   the grantor will be required as well)) is
  duration.                                         permanently disabled. The letter must also
                                                    indicate the date of disability.

Distribution from an IRA or 403(b) Custodial        A copy of the distribution form from the custodial
  Account                                           firm indicating (i) the date of birth of the
                                                    shareholder and (ii) that the shareholder is over
                                                    age 59 1/2 and is taking a normal
                                                    distribution-signed by the shareholder.

Distribution from Retirement Plan                   A letter signed by the plan administrator/trustee
                                                    indicating the reason for the distribution.

Excess Contributions                                A letter from the shareholder (for an IRA) or the
                                                    plan administrator/trustee on company letterhead
                                                    indicating the amount of the excess and whether or
                                                    not taxes have been paid.

     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions effected through the Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1998, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

QUANTITY DISCOUNT -- CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

     The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                        CONTINGENT DEFERRED SALES CHARGE
                      AS A PERCENTAGE OF DOLLARS INVESTED
                             OR REDEMPTION PROCEEDS

YEAR SINCE PURCHASE
PAYMENT MADE                                                 $500,000 TO $1 MILLION    OVER $1 MILLION
-------------------                                          ----------------------    ---------------
  First....................................................           3.0%                   2.0%
  Second...................................................           2.0%                   1.0%
  Third....................................................           1.0%                     0%
  Fourth and thereafter....................................             0%                     0%

     You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your entitlement.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES

     BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE -- CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equal 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during the month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a shares until approximately eight years from purchase. For purpose of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

     AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For the convenience of investors, all dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent to him or her in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividends or distributions at NAV by returning the check to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to CDSC upon redemption.

     EXCHANGE PRIVILEGE. The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares, respectively, of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

     If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

     If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101-8179.

     In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

     CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

     The following money market funds participate in the Class A exchange privilege:

        Prudential California Municipal Fund
          (California Money Market Series)
        Prudential Government Securities Trust
          (Money Market Series)
          (U.S. Treasury Money Market Series)
        Prudential Municipal Series Fund
          (New Jersey Money Market Series)
          (New York Money Market Series)
        Prudential MoneyMart Assets, Inc.
        Prudential Tax-Free Money Fund, Inc.

     CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Special Money Market Fund, Inc. a money market mutual fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

     Additional details about the Exchange Privilege for each of the Prudential mutual funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty (60) days' notice, and any fund, including the Fund, or the Distributor has the right to reject any exchange application relating to such Fund's shares.

     SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC, held in such a shareholder's account will automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

     Participants in any fee-based program for which the Fund is an available option will have their Class A shares if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and to the extent provided for in the program. Class Z shares required through participation in the program) will be exchanged for Class A shares at net asset value.

     Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Exchange Your Shares -- Frequent Trading" in the Prospectus.

DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                                          $100,000    $150,000    $200,000    $250,000
--------------------                                          --------    --------    --------    --------
25 years....................................................   $  105      $  158      $  210      $  263
20 years....................................................      170         255         340         424
15 years....................................................      289         433         578         722
10 years....................................................      547         820       1,093       1,366
5 years.....................................................    1,361       2,041       2,721       3,402

---------------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund by authorizing his or her bank account or brokerage account (including a Command Account) to be debited to invest specified dollar amounts for subsequent investment into the Fund. The investor's bank must be a member of the Automatic Clearing House System.

     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

     A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)" in the Prospectus.

     In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) systematic withdrawals may not be for less than $100 and (3) all dividends and/or distributions must be automatically reinvested in additional full and fractional shares of the Fund in order for the shareholder to participate in the plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.

     The Transfer Agent, the Distributor or your broker act as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals exceed reinvested dividends and distributions, the shareholder's original investment may be correspondingly reduced and ultimately exhausted.

     Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to
(I) the purchase of Class A and Class C shares and (2) the redemption of Class B or Class C shares. Shareholders should consult their tax advisers regarding the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

     Various tax-deferred retirement plans, including 401(k) plans, self-directed Individual Retirement Accounts and tax sheltered accounts under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding establishment, administration and custodial fees, as well as other plan details, are available from the Distributor or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

     INDIVIDUAL RETIREMENT ACCOUNTS. An Individual Retirement Account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

CONTRIBUTIONS                                                 PERSONAL
MADE OVER                                                     SAVINGS       IRA
-------------                                                 --------    --------
  10 years..................................................  $ 26,165    $ 31,291
  15 years..................................................    44,675      58,649
  20 years..................................................    68,109      98,846
  25 years..................................................    97,780     157,909
  30 years..................................................   135,346     244,692

---------------
(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

     From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

     The price an investor pays for each share is based on the share value. The Fund's share value -- known as the net asset value per share or NAV -- is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of the Fund's net asset value to be as of 4:15 p.m., New York time.

     Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market marker. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its NAV at 4:15 p.m., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 p.m., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The Fund declares dividends on a daily basis in an amount based on actual net investment income determined in accordance with generally accepted accounting principles. A portion of such dividends may also include projected net investment income. Such dividends will be payable monthly in additional shares of the Fund unless otherwise requested by the shareholder.

     Net capital gains, if any, will be distributed at least annually. In determining the amount of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. The Fund had a capital loss carryforward for federal income tax purposes at December 31, 2000 of approximately $644,034,116, of which $162,249,596 expires in 2003,
$169,718,134 expires in 2007 and $312,066,386 expires in 2007. Approximately $110,441,521 of the Fund's capital loss carryforward expired as of December 31, 2000. Accordingly, no capital gains distribution or distribution out of short-term capital gains is expected to be paid to shareholders until net capital gains have been realized in excess of the aggregate of such amounts. Distributions, if any, will be paid in additional Fund shares based on the NAV unless the shareholder elects in writing not less than 5 full business days prior to the record date to receive such distributions in cash.

     The Fund is qualified as, intends to remain qualified as, and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. Under Subchapter M, the Fund is not subject to federal income taxes on the taxable income it distributes to shareholders, provided that it distributes to shareholders each year at least 90% of its net investment income and net short-term capital gains in excess of net long-term capital losses, if any.

     Qualification of the Fund as a regulated investment company under the Internal Revenue Code generally requires, among other things, that the Fund (a) derive at least 90% of its annual gross income (without offset for losses from the sale or other disposition of stock, securities or foreign currencies) from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures and forward contracts) derived with respect to the Fund's business of investing in stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).

     The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

     If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable with respect to the Class B and Class C shares. The per share dividends on Class A will be lower than the per share dividends on Class Z as a result of the distribution-related fees applicable to Class A shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value" above.

     Any gain or loss realized upon a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as long-term capital loss if the shares were held for more than 12 months. In the case of an individual, the maximum long-term capital gains rate is 20%. However, any loss realized by a shareholder upon the sale of shares of the Fund held by the shareholder for six months or less will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares. Under certain circumstances, a shareholder who acquires shares of the Fund and sells, exchanges or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

     Distributions of net investment income and realized net short-term capital gains of the Fund are taxable to shareholders of the Fund as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net capital gains (that is, the excess of capital gains from the sale of assets held for more than 12 months over net short-term capital losses), if any, are taxable as long-term capital gains regardless of whether the shareholder received such distribution in additional shares or in cash or of how long shares of the Fund have been held. The maximum long-term capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum corporate tax rate for ordinary income. Distributions and dividends paid by the Fund generally will not be eligible for the dividends-received deduction for corporate shareholders. Not later than 60 days after the close of its taxable year, the Fund will provide the shareholders with a written notice designating the amounts of any capital gain or ordinary income dividends. Tax-exempt shareholders will not be required to pay taxes on amounts distributed to them.

     The Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount and market discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements. Debt securities acquired by the Fund also may be subject to the market discount rules.

     Internal Revenue Code Section 1259 requires the recognition of gain (but not loss) if the Fund makes a "constructive sale" of an appreciated financial position (for example, stock). The Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

     Certain financial futures contracts held by the Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Any gain or loss recognized on actual or deemed sales of these financial futures contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund may be required to defer the recognition of losses on financial futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     The Fund's gains and losses on the sale, lapse, or other termination of call options it holds on financial futures contracts will generally be treated as gains and losses from the sale of financial futures contracts. If call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. The Fund may also have short-term gains and losses associated with closing transactions with respect to call options written by the Fund. If call options written by the Fund are exercised, the selling price of the financial futures contract is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of the futures contract depends on the contract's holding period.

     Upon the exercise of a put held by the Fund, the premium initially paid for the put is offset against the amount received for the futures contract, bond or note sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is short-term or long-term capital gain or loss, depending on the holding period of the futures contract, bond or note. However, in certain cases in which the put is not acquired on the same day as the underlying securities identified to be used in the put's exercise, gain on the exercise, sale or disposition of the put is short-term capital gain. If a put is sold prior to exercise, any gain or loss would be capital gain or loss, the character of which would depend on the holding period of the put. If a put expires unexercised, the Fund would realize capital loss, the character of which would depend on the holding period of the put, in an amount equal to the premium paid for the put. In certain cases in which the put and securities identified to be used in its exercise are acquired on the same day, however, the premium paid for the unexercised put is added to the basis of the identified securities. In certain cases, a put may affect the holding period of the underlying security.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund will not be able to make any ordinary dividend distributions, or distributions made before the losses were realized will be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

     Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced. Distributions from the Fund and gains on sale or exchange of Fund shares may be subject to state and local taxation.

     Dividends of net investment income and net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends or distributions unless the dividends or distributions are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

     Under certain provisions of the Internal Revenue Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number.

     The Fund may be subject to state or local tax in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund and sales on Fund shares may differ from federal tax treatment. Distributions to, and sales of Fund shares by, shareholders may be subject to additional state and local taxes.

     Prospective investors in the Fund, including foreign persons, are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                            PERFORMANCE INFORMATION

     YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. The yield is determined separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the NAV per share on the last day of this period.

     Yield is calculated according to the following formula:



YIELD = 2[( a - b  +1)(6) - 1]
            -----
             cd


Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share on the last day of the period.

     The yield for the 30-day period ended December 31, 2000 for the Fund's Class A, Class B, Class C and Class Z shares were 12.01%, 12.02%, 11.90% and 12.78%, respectively.

     Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yield for the Fund will vary depending on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of Fund income and expenses.

     The Board of Directors of the Fund has adopted procedures to ensure that the Fund's yield is calculated in accordance with Commission regulations. Under those procedures, limitations may be placed on yield to maturity calculations of particular securities.

     AVERAGE ANNUAL TOTAL RETURN. The Fund may also from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Average annual total return is computed according to the following formula:

                                P(1+T)(n) = ERV

Where:  P    =    a hypothetical initial payment of $1,000.
        T    =    average annual total return.
        n    =    number of years.

         ERV = Ending Redeemable Value of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Average annual total return assumes reinvestment of all dividends and distributions and takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

     Below are the average annual total returns for the Fund's share classes for the periods ended December 31, 2000.

                                                        1         5       10        SINCE      INCEPTION
                                                       YEAR     YEARS    YEARS    INCEPTION      DATE
                                                      ------    -----    -----    ---------    ---------
Class A.............................................  -10.60%    3.23%    9.49%      7.67%      1-22-90
Class B.............................................  -12.28%    3.34%    9.30%      8.61%      3-29-79
Class C.............................................   -9.21%    3.30%     N/A       5.04%       8-1-94
Class Z.............................................   -6.58%     N/A      N/A       3.69%       3-1-96

     AGGREGATE TOTAL RETURN. The Fund may from time to time advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

                                     ERV-P
                                  -----------
                                       P

Where:  P   = a hypothetical initial payment of $1000.
        ERV = Ending Redeemable Value at the end of the 1, 5, or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

     Below are the aggregate total returns for the Fund's share classes for the periods ended December 31, 2000.

                                                       1         5        10        SINCE      INCEPTION
        WITH WAIVER AND/OR EXPENSE SUBSIDY            YEAR     YEARS    YEARS     INCEPTION      DATE
        ----------------------------------           ------    -----    ------    ---------    ---------
Class A............................................   -6.88%   22.13%   157.86%    133.90%      1-22-90
Class B............................................   -7.28%   18.83%   143.38%    503.56%      3-29-79
Class C............................................   -7.28%   18.83%      N/A      38.51%       8-1-94
Class Z............................................   -6.58%     N/A       N/A      19.15%       3-1-96

     ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

     From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analyses supporting those ratings, other industry publications, business periodicals and market indices. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

     Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)
[Bar Graph]

COMMON STOCKS                LONG-TERM GOV'T. BONDS                   INFLATION
-------------                ----------------------                   ---------
11.1                                  5.30                               3.10

---------------

(1) Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                              FINANCIAL STATEMENTS

     The Fund's financial statements for the fiscal year ended December 31, 2000, incorporated into this SAI by reference to the Fund's 2000 annual report to shareholders (File No. 811-2896), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling
(800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                                   APPENDIX I

                         GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years -- the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

     Under normal conditions, the Fund's average maturity range is expected to be between 7 and 12 years.

MARKET TIMING

     Market timing-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX II -- HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     The following chart shows the long-term performance of various asset classes and the rate of inflation.

                                  [Line Graph]
---------------

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any asset class or any Prudential mutual fund.

     Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long term. Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

     Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

     IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1990 through 2000. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary-Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                                                    YEAR
                           --------------------------------------------------------------------------------------
                           1990    1991    1992    1993    1994    1995    1996    1997    1998    1999     2000
                           ----    ----    ----    ----    ----    ----    ----    ----    ----    -----    -----
U.S. Government Treasury
  Bonds(1)                  8.5%   15.3%    7.2%   10.7%   (3.4%)  18.4%    2.7%    9.6%   10.0%   (2.56%)  13.52%
U.S. Government Mortgage
  Securities(2)            10.7%   15.7%    7.0%    6.8%   (1.6%)  16.8%    5.4%    9.5%    7.0%    1.86%   11.16%
U.S. Investment Grade
  Corporate Bonds(3)        7.1%   18.5%    8.7%   12.2%   (3.9%)  22.3%    3.3%   10.2%    8.6%   (1.96%)   9.39%
U.S. High Yield Bonds(4)   (9.6%)  46.2%   15.8%   17.1%   (1.0%)  19.2%   11.4%   12.8%    1.6%    2.39%   (5.86%)
World Government Bonds(5)  15.3%   16.2%    4.8%   15.1%    6.0%   19.6%    4.1%   (4.3%)   5.3%   (5.07%)  (2.63%)
Difference between
  highest and lowest
  returns percent          24.9%   30.9%   11.0%   10.3%    9.9%    5.5%    8.7%   17.1%    8.4%    7.46%   19.10%

---------------
 (1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

 (2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

 (3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S.
     dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.

 (4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

 (5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

     The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

                                     CHART
---------------

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2000. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.

     This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2000. It does not represent the performance of any Prudential mutual fund.

Bar Graph

                                                                 AVERAGE ANNUAL TOTAL RETURNS OF MAJOR
                                                                          WORLD STOCK MARKETS
                                                                 -------------------------------------
Sweden                                                                           19.12
Hong Kong                                                                        17.63
Spain                                                                            17.30
Netherland                                                                       16.96
France                                                                           16.08
Belgium                                                                          15.65
USA                                                                              15.08
Switzerland                                                                      14.91
Europe                                                                           14.44
U.K.                                                                             14.30
Denmark                                                                          13.93
Sing/Mlysia                                                                      11.55
Germany                                                                          11.09
Canada                                                                           10.71
Italy                                                                            10.49
Australia                                                                        10.09
Norway                                                                            8.23
Japan                                                                             6.55
Austria                                                                           5.70

---------------

Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/00. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

     This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.

                                     CHART
---------------

Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                                  [PIE GRAPH]

                                  CANADA  2.4%
                                  U.S.  50.6%
                                 EUROPE  33.6%
                              PACIFIC BASIN  13.4%

---------------

Source: Morgan Stanley Capital International, December 31, 2000. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes and does not represent the allocation of any Prudential mutual fund.

                                  APPENDIX III

                  INFORMATION RELATING TO PORTFOLIO SECURITIES

     The following chart shows where the Fund fits in the Prudential Fund Family in terms of the maturity of its portfolio securities.

                                [MATURITY GRAPH]

     The Fund may provide: (i) higher yield and total return that Prudential's U.S. government funds and Prudential Total Return Bond Fund, but with lower overall quality.

     Currently, the Fund is maintaining an intermediate-term duration. This is subject to change.

                                      III-1

ANNUAL REPORT   DECEMBER 31, 2000

Prudential
High Yield Fund, Inc.

Fund Type Junk bond

Objective Current income and capital appreciation (as a secondary objective)

[GRAPHIC]

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

                     [LOGO]

Investment Goals and Style
The Prudential High Yield Fund's primary investment objective is to maximize current income. To achieve its objective, the Fund invests in a diversified portfolio of high-yield, fixed-income securities. As a secondary investment objective, the Fund seeks capital appreciation. The Fund invests primarily in bonds rated Ba/BB or lower by independent nationally recognized statistical rating organizations or in nonrated securities of comparable quality, that is, junk bonds. Junk bonds are subject to greater risk of default of payment of principal and interest than investment-grade bonds. There can be no assurance that the Fund will achieve its investment objectives.

Credit Quality
   Expressed as a percentage of
total investments* as of 12/31/00

      3.2%   Baa
      15.6   Ba
      60.9   B
       1.2   Caa or lower
       5.0   Not Rated
       8.0   Equities & Other
       6.1   Cash & Equivalents

* Excludes cash received as a result of securities on loan.

Ten Largest Issuers
   Expressed as a percentage of
   net assets as of 12/31/00
   3.5%  CSC Holdings, Inc.
   3.3   Nextel Communications, Inc.
   2.5   Conseco Inc.
   2.4   Level 3 Communications, Inc.
   2.3   Allied Waste North America, Inc.
   2.0   Adelphia Communications Corp.
   1.6   Voicestream Wireless Corp.
   1.6   Columbia/HCA Healthcare Corp.
   1.6   United Pan-Europe
         Communications, Inc.
   1.5   Global Crossings Holdings Ltd.

Holdings are subject to change.

www.prudential.com     (800) 225-1852
Performance at a Glance

Cumulative Total Returns1            As of 12/31/00
               One    Five      Ten      Since
               Year   Years    Years   Inception2

Class A       -6.88%  22.13%   157.86%   133.90%
Class B       -7.28   18.83    143.38    503.56
Class C       -7.28   18.83     N/A       38.51
Class Z       -6.58    N/A      N/A       19.15

Lipper High
Current Yield
Fund Avg.3    -8.38   18.82    160.96     ***

Average Annual Total Returns1        As of 12/31/00
              One     Five     Ten      Since
              Year    Years   Years   Inception2
Class A      -10.60%  3.23%   9.49%      7.67%
Class B      -12.28   3.34    9.30       8.61
Class C       -9.21   3.30    N/A        5.04
Class Z       -6.58    N/A    N/A        3.69

Distributions and Yields       As of 12/31/00
          Total Distributions     30-Day
          Paid for 12 Months     SEC Yield
Class A        $0.70             12.01%
Class B        $0.66             12.02
Class C        $0.66             11.90
Class Z        $0.72             12.78

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares.
Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B, 3/29/79; Class
C, 8/1/94; and Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the High Current Yield Fund category. The Lipper average is unmanaged. Funds in the High Current Yield category aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt securities.

*** Lipper Since Inception returns are 141.98% for Class A,
589.83% for Class B, 35.37% for Class C, and 15.37% for
Class Z, based on all funds in each share class.

[LOGO]                            February 15, 2001

Dear Shareholder,
The U.S. fixed-income market behaved in a very logical fashion in 2000. In a year in which the U.S. economic expansion weakened dramatically, prices of high-yield bonds--the riskiest sector of the market--declined sharply, while prices of conservative securities such as U.S. Treasuries climbed solidly.

Prudential's High Yield Sector team took steps to minimize the negative impact of this flight-to-quality trend on the performance of the Prudential High Yield Fund. We discuss the team's investment strategy and developments in the U.S.
fixed-income market on the following pages. As always, we appreciate your continued confidence in Prudential mutual funds, and look forward to serving your future investment needs.

DIVIDEND ADJUSTMENT
The Fund is changing to a floating-rate dividend from a fixed-rate dividend in April 2001. This adjustment will allow the team greater flexibility to react appropriately to different market conditions. In the past, the Fund at times returned to shareholders a portion of the capital they originally invested if adverse market conditions left the Fund unable to generate enough income to meet its fixed dividend. Please read the enclosed letter for a more detailed explanation of this change.

Sincerely,


David R. Odenath, Jr., President
Prudential High Yield Fund, Inc.

Prudential High Yield Fund, Inc.
Annual Report   December 31, 2000

Investment Adviser's Report
The year 2000 was tough on high-yield bonds. In the first six months, increases in short-term rates by the Federal Reserve Board (the Fed) hurt prices in all U.S. bond markets. In the second six months, concern that a sluggish U.S. economy could worsen corporate credit problems led many investors to shift money out of junk bonds into safer securities such as U.S. Treasuries.

Under such difficult market conditions, the Fund's Class A shares returned a negative 6.88% for the year compared with a negative 8.38% for its benchmark Lipper Average. However, including the initial sales charge, the Class A shares posted a negative return of 10.60% for the 12-month period. The Lipper Average is not subject to sales charges.

The Fed increased short-term interest rates in February, March, and May 2000. (It had also boosted rates three times the previous year.) Raising short-term rates can curb economic growth by encouraging higher borrowing costs for businesses and consumers. The Fed wanted the economy to gradually lose steam because it worried that a rapidly expanding economy might boost inflation.

Anticipation of the Fed rate hikes led investors to demand higher yields (and lower prices) on junk bonds and other debt securities. Later in the year, this bearish trend intensified in the high-yield market. The impact of repeated Fed rate hikes, higher energy costs, and tumbling stock prices slowed economic growth so much that there was fear the economy might sink into a recession.

Not surprisingly, this weaker economic climate saw a growing number of companies default or miss interest and principal payments on their junk bonds. Some of these bonds had been issued in the late 1990s, when liberal underwriting practices on Wall Street allowed too many lower-quality firms to raise money through issuance of high-yield bonds.

Prudential High Yield Fund, Inc.
Annual Report   December 31, 2000

STEPS TAKEN TO IMPROVE FUND'S CREDIT QUALITY
In light of deteriorating conditions in the junk bond market, we took steps to improve the credit-quality profile of the Fund by selling some of its riskier debt securities and maintaining a substantial position in higher-quality junk bonds. We reduced nonrated bonds and bonds rated Caa and lower to 6.20% of the Fund's total investments as of December 31, 2000--down from 11.70% as of December 31, 1999. We believe cutting this exposure helped the Fund's performance because prices of lower-quality junk bonds declined far more than prices of higher-quality junk bonds in 2000, based on the Lehman Brothers U.S. Corporate High Yield Index (the Index).

Although we sold some of the Fund's lower-quality debt securities, the Fund owned bonds that defaulted, such as those of steel maker LTV Corp. For the year, the Fund's default rate was 2.30% of the market value of its portfolio. This was well below Moody's Investors Service's 6.21% trailing 12-month default rate of issuers, which is the industry benchmark.

Meanwhile, there was solid demand for bonds rated BB (or its equivalent Ba)--the highest rating category in the junk bond market. A closer look at the Index shows that BB-rated bonds returned 4.05% in 2000. But because of the poor performance of lesser-rated junk bonds, the Index posted a negative return overall for the year. We maintained a considerable exposure to bonds rated Ba, which rose as high as 22.50% of the Fund's total investments during the period.

FAVORING A DEFENSIVE INVESTMENT STRATEGY
As for sector selection, we attempted to enhance the Fund's performance by adopting a more defensive posture, favoring industries that tend to do well even if the economy slumps.
One example is the cable television industry, which usually does not show significant earnings fluctuations even during tough economic times. We increased the Fund's holdings of cable television bonds to 9.90% of its total investments as of December 31, 2000, from 6.70% a year earlier. Meanwhile, we cut the Fund's exposure to the bonds of cyclical industries, such as metals and retailing, that suffer when the economy weakens.

www.prudential.com               (800) 225-1852

Telecommunications bonds, roughly 22.00% of the high-yield market, also performed poorly. Many telecom firms borrowed heavily to build new systems in recent years. However, investors grew increasingly selective about lending money to telecom companies in 2000, which left some firms strapped for cash. The Fund had little exposure to the bonds of lower-quality telecom companies, but emphasized the bonds of higher-quality firms that are more easily traded. Telecom bonds were 21.50% of the Fund's total investments as of December 31, 2000.

LOOKING AHEAD
In January 2001, the Fed reduced short-term rates by a total of one percentage point. The central bank's rate cuts were intended to revitalize the sagging economy by encouraging lower borrowing costs for consumers and businesses.

!!!!!!!!!!
Because the economy continues to "flirt" with recession, the Fed is widely expected to continue easing monetary policy. Consequently, investors have begun to accept lower yields (and pay higher prices) for junk bonds and other riskier assets, with the view that a lower-rate environment will eventually bolster economic growth.

Another sign of improving sentiment is a sharp increase in the issuance of high-yield bonds in January 2001. We see particularly good value in newly issued junk bonds. Because of the dismal performance of high-yield bonds in 2000, only better-quality high-yield issuers have been allowed access to the market in 2001. These newly issued junk bonds carry attractive yields that have not been available in the high-yield market for some time.

Prudential High Yield Fund Management Team

Prudential High Yield Fund, Inc.
Annual Report   December 31, 2000

Financial
   Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  92.3%
Corporate Bonds  84.1%
----------------------------------------------------------------------------------------
Aerospace  0.2%
BE Aerospace, Inc., Sr.
 Sub. Notes                     B2               9.50%       11/01/08   $   3,500(g)    $     3,456,250
Compass Aerospace Corp.,
 Sr. Sub. Notes                 B3               10.125      4/15/05        3,250(e)            487,500
Sequa Corp., Sr. Notes          Ba2              9.00        8/01/09          510               504,900
                                                                                        ---------------
                                                                                              4,448,650
----------------------------------------------------------------------------------------
Automotive Parts  0.4%
Hayes Lemmerz International,
 Inc., Sr. Sub. Notes, Ser. B   B2               8.25        12/15/08       5,750             3,565,000
Stanadyne Automotive Corp.,
 Sr. Sub. Notes                 B(a)             10.25       12/15/07       2,780             2,168,400
Venture Holdings,
 Sr. Notes                      B2               9.50        7/01/05       14,365             5,602,350
                                                                                        ---------------
                                                                                             11,335,750
----------------------------------------------------------------------------------------
Broadcasting & Other Media  2.9%
American Lawyer Media, Inc.,
 Sr. Disc. Notes, Zero Coupon
 (until 12/15/02)               CCC+(a)          12.25       12/15/08      10,500             6,352,500
Fox Family Worldwide, Inc.,
 Sr. Notes                      B1               9.25        11/01/07       6,255             6,317,550
 Sr. Disc. Notes
 Zero Coupon (until 11/1/02)    B1               10.25       11/01/07      18,000            14,490,000
Globo Communicacoes (Brazil),
 Sr. Notes                      B1               10.50       12/20/06       6,000(i)          5,220,000
Liberty Group Publishing, Inc.,
 Sr. Sub. Notes                 CCC+(a)          9.375       2/01/08        6,550             4,912,500
 Sr. Disc. Deb.,
 Zero Coupon (until 2/1/03)     CCC+(a)          11.625      2/01/09        5,625             2,756,250

    See Notes to Financial Statements                                      7

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Lin Holdings Corp.,
 Sr. Disc. Notes,
 Zero Coupon (until 3/1/03)     B3               10.00%      3/01/08    $  17,405       $    12,444,575
Mail-Well Corp.,
 Sr. Sub. Notes                 B1               8.75        12/15/08       8,900             6,230,000
Paxson Communications Corp.,
 Sr. Sub. Notes                 B3               11.625      10/01/02       5,295             5,347,950
Spectrasite Holdings, Inc.,
 Sr. Disc. Notes,
 Zero Coupon (until 4/15/04)    B3               11.25       4/15/09        5,500             2,997,500
Sun Media Corp. (Canada),
 Sr. Sub. Notes                 B1               9.50        5/15/07        9,522(i)          9,236,340
                                                                                        ---------------
                                                                                             76,305,165
----------------------------------------------------------------------------------------
Building & Related Industries  0.3%
Ainsworth Lumber Ltd.,
 Sr. Notes                      B2               12.50       7/15/07        2,735(g)          2,270,050
American Builders,
 Sr. Sub. Notes                 B3               10.625      5/15/07        2,275             1,820,000
Congoleum Corp.,
 Sr. Notes                      B2               8.625       8/01/08        4,000             1,920,000
Kaufman & Broad Home Corp.,
 Sr. Sub. Notes                 Ba3              9.625       11/15/06       2,625             2,520,000
Kevco, Inc., Sr. Sub. Notes     Ca               10.375      12/01/07       3,145(e)            534,650
                                                                                        ---------------
                                                                                              9,064,700
----------------------------------------------------------------------------------------
Cable  10.1%
Adelphia Communications Corp.,
 Sr. Notes                      B2               10.50       7/15/04       11,300            11,074,000
 Sr. Notes                      B2               9.50        3/01/05       12,000            10,980,000
 Sr. Notes, Ser. B              B2               9.875       3/01/07        7,000             6,475,000
 Sr. Notes                      B2               10.875      10/01/10      19,420(g)         18,740,300

    8                                      See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Avalon Cable Holdings LLC,
 Sr. Disc. Notes,
 Zero Coupon (until 12/1/03)    B2               11.875%     12/01/08   $   8,000       $     5,280,000
Calair Capital Corp.,
 Sr. Notes                      Ba2              8.125       4/01/08        1,600             1,454,000
Callahan Nordrhein Westfalen,
 Sr. Disc. Notes,
 Zero Coupon (until 7/15/05)    B-(a)            16.00       7/15/10       15,000             6,000,000
 Sr. Notes                      B3               14.00       7/15/10       15,000(g)         13,200,000
Century Communications Corp.,
 Sr. Notes                      B2               Zero        3/15/03        2,000             1,500,000
Charter Communications
 Holdings LLC,
 Sr. Disc. Notes, Zero Coupon
 (until 1/15/05)                B2               11.75       1/15/10        8,375             4,815,625
 Sr. Notes                      B2               10.25       1/15/10       15,600(g)         15,054,000
 Sr. Notes                      B2               10.00       4/01/09        3,500             3,360,000
Classic Cable, Inc.,
 Sr. Sub. Notes                 B3               9.375       8/01/09        2,850             1,140,000
Coaxial Communications, Inc.,
 Sr. Notes                      B3               10.00       8/15/06        5,750             5,462,500
Comcast UK Cable Corp.
 (United Kingdom),
 Sr. Disc. Deb., Zero Coupon
 (until 11/15/00)               B2               11.20       11/15/07      12,000(i)         10,320,000
CSC Holdings, Inc.,
 Sr. Sub. Deb.                  Ba3              10.50       5/15/16        7,635             8,322,150
Diamond Cable Co.
 (United Kingdom),
 Sr. Disc. Notes,
 Zero Coupon (until 3/31/00)    B2               13.25       9/30/04        8,010(i)          7,529,400
 Sr. Disc. Notes,
 Zero Coupon (until 12/15/00)   B2               11.75       12/15/05       9,275(i)          8,625,750

    See Notes to Financial Statements                                      9

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
International Cabletel, Inc.,
 Sr. Disc. Notes                B3               12.75%      4/15/05    $  19,450       $    18,672,000
 Sr. Def'd Coupon Notes,
 Ser. B, Zero Coupon
 (until 2/1/01)                 B3               11.50       2/01/06        5,000             4,287,500
Mediacom Capital Corp. LLC,
 Sr. Notes                      B2               7.875       2/15/11       11,250             9,478,125
Multicanal S.A. (Argentina),
 Sr. Notes                      B1               13.125      4/15/09        1,113(g)(i)         879,270
NTL, Inc. (United Kingdom),
 Sr. Notes, Zero Coupon
 (until 4/1/03)                 B2               9.75        4/01/08       25,500(g)(i)      14,025,000
 Sr. Notes, Zero Coupon
 (until 10/1/03)                B2               12.375      10/01/08      18,875(i)         10,570,000
Telewest Communication Plc
 (United Kingdom),
 Sr. Disc. Deb., Zero Coupon
 (until 10/1/00)                B1               11.00       10/01/07       7,400(i)          6,549,000
 Sr. Disc. Notes Zero Coupon
 (until 2/1/05)                 B1               11.375      2/01/10       22,970(g)(i)      10,336,500
TVN Entertainment Corp.,
 Sr. Notes, Ser. B
 (cost $5,615,000; purchased
 7/24/98)                       NR               14.00       8/01/08        5,615(b)(d)       1,965,250
United Int'l. Holdings, Inc.,
 Sr. Disc. Notes, Zero Coupon
 (until 2/15/03)                B3               10.75       2/15/08       25,900(g)         10,619,000
United Pan-Europe
 Communications, Inc.,
 Sr. Disc. Notes                B2               Zero        8/01/09       21,585             6,691,350
 Sr. Notes                      B2               10.875      8/01/09       28,980            18,837,000
 Sr. Disc. Notes                B2               Zero        2/01/10       10,000             2,900,000
 Sr. Notes                      B2               11.25       2/01/10       19,500            12,675,000
                                                                                        ---------------
                                                                                            267,817,720

    10                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Capital Goods  2.6%
Allied Waste
 North America, Inc.,
 Sr. Notes                      Ba3              7.625%      1/01/06    $   8,525       $     8,098,750
 Sr. Notes                      Ba3              7.875       1/01/09       28,700            26,691,000
 Sr. Sub. Notes                 B2               10.00       8/01/09       24,955            23,332,925
 Sr. Deb.                       Ba3              7.40        9/15/35        4,080             2,937,600
Veritas DGC, Inc., Sr. Notes    Ba3              9.75        10/15/03       6,300             6,363,000
                                                                                        ---------------
                                                                                             67,423,275
----------------------------------------------------------------------------------------
Casinos  4.8%
Boyd Gaming Corp.,
 Sr. Sub. Notes                 B1               9.50        7/15/07          985               896,350
Circus Circus Enterprises,
 Inc., Sr. Sub. Deb.            Ba3              7.625       7/15/13        2,850             2,251,500
Coast Hotels & Casinos, Inc.,
 Sr. Sub. Notes                 B3               9.50        4/01/09        2,055(g)          1,972,800
Fitzgeralds Gaming Corp.,
 Sr. Notes;
 (cost $13,838,440; purchased
 12/22/97)                      B3               12.25       12/15/04      14,054(b)(e)       7,870,007
Harveys Casino Resorts,
 Sr. Sub. Notes                 B2               10.625      6/01/06        7,285             7,467,125
Hollywood Casino Corp.,
 Sr. Sub Notes                  B3               11.25       5/01/07        6,415             6,639,525
Hollywood Park, Inc.,
 Gtd. Notes                     B2               9.25        2/15/07       17,800            17,800,000
Horseshoe Gaming LLC.,
 Sr. Sub. Notes                 B2               8.625       5/15/09        7,450             7,189,250
Mandalay Resort Group,
 Sr. Notes                      Ba3              6.45        2/01/06        2,925             2,676,697
 Sr. Notes                      Ba2              9.50        8/01/08        3,500(g)          3,500,000
 Sr. Sub. Notes, Ser. B         Ba3              10.25       8/01/07       13,500(g)         13,398,750
 Sr. Sub. Deb.                  Ba2              6.70        11/15/96       9,595             9,175,700
Park Place Entertainment
 Corp., Sr. Sub. Notes          Ba2              9.375       2/15/07        3,375             3,476,250

    See Notes to Financial Statements                                     11

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Station Casinos, Inc.,
 Sr. Sub. Notes                 B1               10.125%     3/15/06    $   2,075       $     2,137,250
 Sr. Sub. Notes                 B1               9.75        4/15/07          410               415,125
 Sr. Sub. Notes                 B1               9.875       7/01/10        7,650             7,860,375
Sun Int'l. Hotels Ltd,
 Sr. Sub. Notes                 B1               8.625       12/15/07       6,000             5,460,000
Trump Atlantic City Assocs.,
 First Mtge. Notes              B3               11.25       5/01/06       13,300             8,626,500
Venetian Casino Resort LLC,
 Gtd. First Mtge. Notes         B(a)             12.25       11/15/04      17,435(g)         17,522,175
                                                                                        ---------------
                                                                                            126,335,379
----------------------------------------------------------------------------------------
Chemicals  2.3%
Hercules, Inc., Sr. Notes       Ba2              11.125      11/15/07       3,000             3,000,000
Huntsman ICI Chemicals LLC,
 Sr. Sub. Notes                 B2               10.125      7/01/09       11,125            10,680,000
Lyondell Chemical Co.,
 Sr. Sec'd Notes                Ba3              9.875       5/01/07        7,445             7,221,650
 Sr. Sub. Notes                 B2               10.875      5/01/09       16,950(g)         15,975,375
NL Industries, Inc.,
 Sr. Sec'd. Notes               B1               11.75       10/15/03         579               587,685
Polymer Group, Inc.,
 Sr. Sub. Notes, Ser. B         B3               9.00        7/01/07        1,000(g)            660,000
 Sr. Sub. Notes                 B3               8.75        3/01/08        9,110             5,830,400
Sterling Chemical Holdings,
 Inc.,
 Sr. Sub. Notes                 B3               11.75       8/15/06        3,700             1,757,500
 Sr. Sec'd Notes                B3               12.375      7/15/06       14,595            13,281,450
Texas Petrochemicals Corp.,
 Sr. Sub. Notes                 Caa1             11.125      7/01/06        2,000             1,600,000
                                                                                        ---------------
                                                                                             60,594,060
----------------------------------------------------------------------------------------
Computer Services  0.1%
Globix Corp., Sr. Notes         B(a)             12.50       2/01/10        8,190             2,866,500
                                                                                        ---------------

    12                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Consumer Products  1.1%
Consumers Int'l., Inc.,
 Sr. Sec'd. Notes               B3               10.25%      4/01/05    $  16,375       $     2,128,750
Corning Consumer Prod. Co.,
 Sr. Sub. Notes                 B3               9.625       5/01/08        5,030             1,156,900
Desa Int'l., Inc.,
 Sr. Sub. Notes                 Caa1             9.875       12/15/07      10,750             6,665,000
Holmes Prod. Corp.,
 Sr. Sub. Notes                 B3               9.875       11/15/07       8,000             2,880,000
Norampac, Inc., Sr. Notes       B1               9.50        2/01/08        2,080             2,074,800
Viasystems, Inc.,
 Sr. Sub. Notes                 B3               9.75        6/01/07       10,625             8,393,750
Windmere Durable
 Holdings, Inc., Sr. Notes      B3               10.00       7/31/08        6,915             5,808,600
                                                                                        ---------------
                                                                                             29,107,800
----------------------------------------------------------------------------------------
Containers  0.7%
Gaylord Container Corp.,
 Sr. Notes                      Caa1             9.75        6/15/07        5,000             3,200,000
Owens Illinois, Inc.,
 Sr. Notes                      B1               7.85        5/15/04          325               195,000
 Sr. Notes                      B1               7.15        5/15/05        6,270             3,573,900
 Sr. Deb.                       B1               7.80        5/15/10        2,585             1,357,125
 Sr. Deb.                       B1               7.80        5/15/18       12,000             5,640,000
US Can Corp., Sr. Sub. Notes    B3               12.375      10/01/10       3,720             3,682,800
                                                                                        ---------------
                                                                                             17,648,825
----------------------------------------------------------------------------------------
Drugs & Health Care  7.4%
Abbey Healthcare Group, Inc.,
 Sr. Sub. Notes                 B2               9.50        11/01/02       9,470(g)          9,422,650
Bio Rad Labs, Inc.,
 Sr. Sub. Notes                 B2               11.625      2/15/07        5,385             5,533,088
Columbia/HCA
 Healthcare Corp.,
 Notes                          Ba2              9.00        12/15/14       4,000             4,110,000

    See Notes to Financial Statements                                     13

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
 Notes                          Ba2              7.69%       6/15/25    $  11,140       $     9,844,975
 Deb.                           Ba2              7.05        12/01/27       9,160             7,328,000
 Notes                          Ba2              7.75        7/15/36        5,350             4,520,750
 Notes                          Ba2              6.63        7/15/45        2,775             2,706,624
 Deb.                           Ba2              7.50        11/15/95      18,130            14,368,025
Concentra Operating Corp.,
 Sr. Sub. Notes                 B3               13.00       8/15/09       14,000            12,110,000
Conseco, Inc.,
 Sub. Notes                     B1               7.60        6/21/01       16,550(g)         15,970,750
 Sub. Notes                     B1               8.50        10/15/02      24,800            21,452,000
 Sub. Notes                     B1               8.75        2/09/04       37,350(g)         27,265,500
Fresenius Med. Care Capital
 Trust, Gtd. Notes              B+(a)            9.00        12/01/06      30,365            29,302,225
Harborside Healthcare Corp.,
 Sr. Sub. Disc. Notes,
 Zero Coupon (until 8/1/03)     B3               11.00       8/01/08       11,750             2,350,000
ICN Pharmaceuticals, Inc.,
 Sr. Notes                      Ba3              8.75        11/15/08      12,965            13,159,475
Integrated Health Svcs, Inc.,
 Sr. Sub. Notes                 D                10.25       4/30/06       11,350(e)             99,313
Lifepoint Hospitals
 Holdings., Inc.,
 Sr. Sub. Notes                 B3               10.75       5/15/09        5,345             5,772,600
Mariner Post Acute Network,
 Inc.,
 Sr. Sub. Disc. Notes,
 Zero Coupon (until 11/1/02)    D                10.50       11/01/07      14,240(e)            142,400
 Sr. Sub. Notes                 D                9.50        11/01/07       3,000(e)             30,000
Triad Hospitals Holdings,
 Inc., Sr. Sub. Notes           B3               11.00       5/15/09        8,800(g)          9,240,000
                                                                                        ---------------
                                                                                            194,728,375
----------------------------------------------------------------------------------------
Energy  7.6%
AES Corp.,
 Sr. Sub. Notes                 Ba1              10.25       7/15/06       23,000            23,718,750

    14                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
AES Drax Energy Ltd.
 (United Kingdom),
 Sr. Sec. Notes 144A            Ba2              11.50%      8/30/10    $  12,650(i)    $    13,156,000
 Sr. Sec. Notes 144A            Baa3             10.41       12/31/20      25,340(i)         26,353,600
Canadian Forest Oil Ltd.
 (Canada), Sr. Sub. Notes       B2               8.75        9/15/07        8,085(i)          7,963,725
CMS Energy Corp., Sr. Notes     Ba3              8.375       7/01/03        1,500             1,475,550
Comstock Resources, Inc.,
 Sr. Notes                      B2               11.25       5/01/07          970             1,001,525
Eott Energy Partners,
 Sr. Notes                      Ba2              11.00       10/01/09       1,420             1,469,700
Houston Expl. Co.,
 Sr. Sub. Notes                 B2               8.625       1/01/08       10,910            10,473,600
Leviathan Gas
 Pipeline/Finance Corp., Sr.
 Sub. Notes                     Ba2              10.375      6/01/09        4,400             4,614,500
Orion Power Holdings, Inc.,
 Sr. Notes                      Ba3              12.00       5/01/10       25,000            26,750,000
Plains Resources, Inc.,
 Sr. Sub. Notes                 B2               10.25       3/15/06        2,590             2,583,525
Pogo Producing Co.,
 Sr. Sub. Notes                 B2               8.75        5/15/07       13,600            13,396,000
R & B Falcon Corp., Sr. Notes   Ba3              12.25       3/15/06        2,290             2,702,200
RBF Finance Co.,
 Sr. Sec'd Notes                Ba3              11.375      3/15/09        3,500             4,042,500
Reliant Energy Mid-Atlantic,
 Pass-through Certs. 144A       Baa3             9.681       7/02/26        8,900             8,666,375
Swift Energy Co.,
 Sr. Sub. Notes                 B2               10.25       8/01/09       10,430            10,716,825
Tesoro Petroleum Corp.,
 Sr. Sub. Notes                 B1               9.00        7/01/08       14,200            13,667,500
Universal Compression
 Holdings, Sr. Disc. Notes,
 Zero Coupon (until 2/15/03)    B2               9.875       2/15/08       22,850            18,508,500

    See Notes to Financial Statements                                     15

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
York Power Funding
 (Cayman Islands),
 Sr. Sec'd. Notes               Ba3              12.00%      10/30/07   $   9,844(i)    $     9,647,120
                                                                                        ---------------
                                                                                            200,907,495
----------------------------------------------------------------------------------------
Financial Services  3.2%
Americredit Corp.,
 Gtd. Sr. Sub. Notes            Ba1              9.25        2/01/04        9,000             8,550,000
 Sr. Notes                      Ba1              9.875       4/15/06        2,500(g)          2,350,000
Delta Financial Corp.,
 Sr. Notes,
 (cost $7,273,408; purchased
 7/18/97)                       Caa2             9.50        8/01/04        7,320(b)          3,294,000
Hanvit Bank, Sr. Notes          Ba3              12.75       3/01/10        5,000             4,975,000
Metris Cos., Inc., Sr. Notes    Ba3              10.125      7/15/06        4,550             3,867,500
Midland Funding II Corp.,
 Deb.                           Ba3              13.25       7/23/06       13,200            14,616,228
 Sec. Lease Oblig.
 Bond, Ser. A                   Ba3              11.75       7/23/05       18,525            19,620,383
Octagon Investment
 Participating Ltd.,
 Sr. Sec'd Notes,
 (cost $5,000,000; purchased
 12/7/99)                       NR               13.06       12/14/11       5,000(b)          4,999,000
PX Escrow Corp.,
 Sr. Sub. Disc. Notes,
 Zero Coupon (until 2/1/02)     B3               9.625       2/01/06        5,515             1,378,750
Sovereign Bancorp, Inc.,
 Sr. Notes                      Ba3              10.25       5/15/04        2,070             2,027,420
 Sr. Notes                      Ba3              10.50       11/15/06       7,930             7,890,350
Stanfield RMF,
 Sr. Notes, Ser. D,
 (cost $5,000,000; purchased
 4/19/00)                       NR               12.838      4/15/15        5,000(b)          5,000,000
Western Financial Bank,
 F.S.B.,
 Sub. Cap. Deb.                 B2               8.875       8/01/07        5,345             4,997,575
                                                                                        ---------------
                                                                                             83,566,206

    16                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Food & Beverage  2.2%
Agrilink Foods, Inc.,
 Sr. Sub. Notes                 B3               11.875%     11/01/08   $   7,720         $   4,940,800
Ameriking, Inc., Sr. Notes      B3               10.75       12/01/06       3,200             1,280,000
Carrols Corp., Sr. Sub. Notes   B3               9.50        12/01/08      13,560             8,814,000
Container Corp. of America
 Sr. Notes                      B2               11.25       5/01/04        6,450             6,433,875
Cott Corp., Sr. Notes           B1               8.50        5/01/07        4,453             4,185,820
Del Monte Foods Co.,
 Sr. Disc. Notes,
 Zero Coupon (until 12/15/02)   B(a)             12.50       12/15/07       1,650             1,254,000
Fresh Foods, Inc.,
 Sr. Sub. Notes                 B3               10.75       6/01/06        9,200             3,680,000
Grupo Azucarero, S.A.
 (Mexico), Sr. Notes,
 (cost $7,128,717; purchased
 1/23/98)                       D                11.50       1/15/05        7,250 b)(e)(i)      725,000
Packaged Ice, Inc., Sr. Notes   B3               9.75        2/01/05        9,640             7,712,000
Pilgrim's Pride Corp.,
 Sr. Sub. Notes                 B1               10.875      8/01/03          967               937,990
PSF Holdings LLC,
 Sr. Sec'd. Notes,
 (cost $12,299,472; purchased
 5/20/94)                       NR               11.00       9/17/03       12,299(b)(f)      12,422,467
Sbarro, Inc., Sr. Notes         Ba3              11.00       9/15/09        4,000             4,010,000
Vlasic Foods Int'l., Inc.,
 Sr. Sub. Notes                 D                10.25       7/01/09        5,435(e)          1,087,000
                                                                                        ---------------
                                                                                             57,482,952
----------------------------------------------------------------------------------------
Industrials  1.4%
Collins & Aikman Products
 Co., Sr. Sub. Notes            B2               11.50       4/15/06        3,100             2,387,000
Eagle Picher Holdings, Inc.,
 Sr. Sub. Notes                 B3               9.375       3/01/08       11,000             7,370,000
Gentek, Inc., Sr. Sub. Notes    B2               11.00       8/01/09       12,570            12,570,000

    See Notes to Financial Statements                                     17

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Great Lakes Carbon Corp.,
 Sr. Sub. Notes                 B3               10.25%      5/15/08    $   5,000       $     2,587,500
Motors & Gears, Inc.,
 Sr. Notes                      B3               10.75       11/15/06       7,435             6,914,550
Sun World Int'l., Inc.,
 First Mtge.                    B2               11.25       4/15/04        1,440             1,339,200
Thermadyne Holdings,
 Sr. Disc. Notes,
 Zero Coupon (until 6/1/03)     CCC+(a)          12.50       6/01/08        2,000                80,000
 Sr. Sub. Notes                 B3               9.875       6/01/08        6,545             4,254,250
                                                                                        ---------------
                                                                                             37,502,500
----------------------------------------------------------------------------------------
Leisure & Tourism  3.4%
Alliance Atlantis Commerce,
 Inc., Sr. Sub. Notes           B2               13.00       12/15/09      13,920            13,798,200
Bally's Health & Tennis
 Corp., Notes Ser. C            B3               9.875       10/15/07      18,840(g)         17,427,000
Extended Stay America, Inc.,
 Sr. Sub. Notes                 B2               9.15        3/15/08        6,050             5,566,000
Felcor Suites LP,
 Gtd. Sr. Notes                 Ba2              7.375       10/01/04       7,435             6,970,313
Hilton Hotels Corp., Sr.
 Notes                          Baa3             7.50        12/15/17       6,695             6,056,230
HMH Properties, Inc.,
 Sr. Notes                      Ba2              7.875       8/01/08        8,590             8,139,025
 Sr. Notes                      Ba2              8.45        12/01/08       6,000             5,790,000
Premier Parks, Inc., Sr.
 Notes                          B3               9.75        6/15/07        2,575             2,472,000
Six Flags Entertainment
 Corp., Gtd. Sr. Notes          B2               8.875       4/01/06        7,300             6,971,500
Starwood Hotel & Resorts        Ba1              7.375       11/15/15       7,000             6,333,530
Yankeenets LLC, Sr. Notes,
 (cost $10,000,000; purchased
 3/9/00)                        B1               12.75       3/01/07       10,000(b)          9,750,000
                                                                                        ---------------
                                                                                             89,273,798
----------------------------------------------------------------------------------------
Miscellaneous Services  1.2%
Coinstar, Inc., Sr. Disc.
 Notes                          NR               13.00       10/01/06       5,050             5,050,000

    18                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Color Spot Nurseries,
 Sr. Sub. Notes                 CCC(a)           10.50%      12/15/07   $   8,000       $     2,880,000
Iron Mountain, Inc.,
 Sr. Sub. Notes                 B2               8.25        7/01/11        4,400             4,147,000
Kindercare Learning Center,
 Inc., Sr. Sub. Notes           B3               9.50        2/15/09       13,355            11,885,950
La Petite Academy, Inc.,
 Sr. Notes                      B3               10.00       5/15/08        2,400             1,272,000
United Rentals, Inc.,
 Sr. Sub. Notes                 B1               8.80        8/15/08        7,330             5,488,338
                                                                                        ---------------
                                                                                             30,723,288
----------------------------------------------------------------------------------------
Paper & Forest Products  1.5%
Asia Pulp & Paper China Group
 Ltd. (China),
 Sr. Disc. Notes                B3               14.00       3/15/10        3,705(d)(i)       1,389,375
Doman Industries Ltd.
 (Canada),
 Sr. Notes                      B1               8.75        3/15/04        8,055(i)          3,544,200
 Sr. Notes Ser. B               B1               9.25        11/15/07       9,875(i)          3,851,250
Graham Packaging
 Holdings Co.,
 Sr. Sub. Notes                 B3               8.75        1/15/08        7,150             4,147,000
 Sr. Disc. Notes,
 Zero Coupon (until 1/15/03)    B(a)             10.75       1/15/09       15,925             6,051,500
Indah Kiat Fin Mauritius Ltd.
 (Indonesia), Gtd. Sr. Notes    B3               10.00       7/01/07       10,000(i)          3,750,000
Radnor Holdings, Inc.,
 Sr. Notes                      B2               10.00       12/01/03       1,500             1,276,875
Repap New Brunswick, Inc.,
 Sr. Sec. Notes                 BBB+(a)          11.50       6/01/04        5,125             5,714,375
Stone Container Corp.
 (Canada)
 Sr. Notes                      B1               10.75       10/01/02       2,455(i)          2,485,688
 Sr. Sub. Deb.                  B3               12.25       4/01/02        2,237(i)          2,259,370

    See Notes to Financial Statements                                     19

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
 Sr. Notes                      B2               11.50%      8/15/06    $   4,870(i)    $     4,967,400
 Sr. Notes                      B2               12.58       8/01/16          200(i)            204,500
                                                                                        ---------------
                                                                                             39,641,533
----------------------------------------------------------------------------------------
Real Estate  1.2%
BF Saul Real Estate
 Investment Trust,
 Sr. Sec'd. Notes               B(a)             9.75        4/01/08       13,000            10,985,000
CB Richards Ellis Svcs.,
 Inc., Sr. Sub. Notes           B1               8.875       6/01/06        8,800             7,821,000
Felcore Lodging LP,
 Sr. Notes                      Ba2              9.50        9/15/08        4,300             4,272,695
Intrawest Corp., Sr. Notes      B1               10.50       2/01/10        7,000             7,000,000
LNR Property Corp.,
 Sr. Sub. Notes, Ser. B         B1               9.375       3/15/08        1,000               900,000
Meditrust, Corp., Notes         B1               7.00        8/15/07        1,150               851,000
                                                                                        ---------------
                                                                                             31,829,695
----------------------------------------------------------------------------------------
Retail  1.6%
Big 5 Holdings Corp.,
 Sr. Notes                      B2               10.875      11/15/07      13,900            12,232,000
 Sr. Disc. Notes,
 Zero Coupon (until 11/30/02)   B2               8.875       11/30/08      10,000             4,300,000
Core-Mark Int'l.,
 Sr. Sub. Notes                 B3               11.375      9/15/03        1,975             1,876,250
Dillards, Inc.,
 Notes                          Baa3             6.125       11/01/03       5,000             3,955,650
 Notes                          Baa3             6.43        8/01/04        7,000(g)          5,456,500
 Notes                          Baa3             6.17        8/01/11        1,000               949,590
French Fragrances, Inc.,
 Sr. Notes, Ser. B              B2               10.375      5/15/07       11,350            10,328,500
 Sr. Notes, Ser. D              B2               10.375      5/15/07        3,550             3,230,500

    20                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Specialty Retailers, Inc.,
 Sr. Notes                      Ca               8.50%       7/15/05    $   4,890(e)    $       244,500
                                                                                        ---------------
                                                                                             42,573,490
----------------------------------------------------------------------------------------
Steel & Metals  2.5%
Great Central Mines Ltd.,
 Sr. Notes                      Ba2              8.875       4/01/08        4,010             3,167,900
International Wire Group,
 Inc., Sr. Sub. Notes           B3               11.75       6/01/05       18,500            18,037,500
Kaiser Aluminum &
 Chemical Corp.,
 Sr. Notes                      B2               9.875       2/15/02        6,060             5,332,800
 Sr. Sub. Notes                 B3               12.75       2/01/03        2,720             1,849,600
LTV Corp., Sr. Notes            Ca               11.75       11/15/09       9,955(e)          1,493,250
Lukens, Inc.,
 Sr. Notes                      B2               7.625       8/01/04        2,250             1,726,538
 Sr. Notes                      B2               6.50        2/01/06        5,000             3,100,000
RMI USA LLC, Sr. Notes          B1               10.00       6/01/09        1,900             1,672,000
Russel Metals, Inc., Sr.
 Notes                          B1               10.00       6/01/09        2,850             2,508,000
Sheffield Steel Corp.,
 First Mtge.                    B(a)             11.50       12/01/05       8,650             4,757,500
Silgan Holdings, Inc.,
 Sr. Sub. Deb.                  B1               9.00        6/01/09       11,365             9,717,075
USEC, Inc., Sr. Notes           Ba1              6.75        1/20/09        5,000             3,843,400
Weirton Steel Corp.,
 Sr. Notes                      B2               11.375      7/01/04          950               389,500
Wheeling Pittsburgh Corp.,
 Sr. Notes                      B3               9.25        11/15/07       9,400(e)            282,000
WHX Corp., Sr. Notes            B3               10.50       4/15/05       12,670             8,488,900
                                                                                        ---------------
                                                                                             66,365,963
----------------------------------------------------------------------------------------
Supermarkets  1.0%
Pantry, Inc., Sr. Sub. Notes    B3               10.25       10/15/07      13,485            12,608,475

    See Notes to Financial Statements                                     21

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Southland Corp., Sr. Sub.
 Deb.                           Baa3             5.00%       12/15/03   $  15,000       $    13,249,800
                                                                                        ---------------
                                                                                             25,858,275
----------------------------------------------------------------------------------------
Technology  0.7%
Comdisco Inc.,
 Sr. Notes                      Baa2             6.00        1/30/02        4,000(g)          3,080,000
 Notes                          Baa2             5.95        4/30/02        5,000             3,850,000
Details Holding Corp.,
 Sr. Disc. Notes,
 Zero Coupon (until 11/15/02)   NR               12.50       11/15/07       1,620             1,263,600
Flextronics Int'l. Ltd.,
 Sr. Sub. Notes                 Ba3              9.875       7/01/10        7,000             6,860,000
MCMS, Inc., Sr. Sub. Notes      B3               9.75        3/01/08        1,000               600,000
Seagate Technology, Int'l.,
 Sr. Sub. Notes 144A            B1               12.50       11/15/07       4,195(g)          3,964,275
                                                                                        ---------------
                                                                                             19,617,875
----------------------------------------------------------------------------------------
Telecommunications  22.1%
360networks, Inc., Sr. Notes    B3               12.00       8/01/09        4,880             3,611,200
Allegiance Telecom, Inc.,
 Sr. Disc. Notes,
 Zero Coupon (until 2/15/03)    B3               11.75       2/15/08        9,200(g)          5,704,000
 Sr. Notes                      B3               12.875      5/15/08        7,500(d)          7,200,000
Bestel S.A. De CV (Mexico),
 Sr. Disc. Notes,
 Zero Coupon (until 5/15/01)    NR               12.75       5/15/05       11,000(d)(i)       5,500,000
Birch Telecom, Inc., Sr.
 Notes                          NR               14.00       6/15/08        5,000             2,750,000

    22                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Cellnet Data Systems, Inc.,
 Sr. Disc. Notes,
 Zero Coupon (until 10/1/02)
 (cost $14,757,683; purchased
 9/24/97 and 10/13/97)          NR               14.00%      10/01/07   $  13,069(b)(e) $       104,552
Clearnet Communications,
 Inc., Sr. Disc. Notes
 Zero Coupon (until 5/1/04)     Ba1              10.125      5/01/09        3,105             2,484,000
Comunicacion Cellular S.A.
 (Columbia),
 Sr. Def'd. Bonds,
 Zero Coupon (until 9/29/00)    B3               14.125      3/01/05       22,750(i)         17,745,000
Dobson Communications Corp.,
 Sr. Notes                      B3               10.875      7/01/10       11,555            11,381,675
Echostar Broadband Corp.,
 Sr. Notes                      B3               10.375      10/01/07      24,040(g)         23,679,400
Exodus Communications, Inc.,
 Sr. Notes,                     B(a)             10.75       12/15/09       8,675(g)          7,460,500
 Sr. Notes,
 (cost $34,950,312; purchased
 6/28/00)                       B3               11.625      7/15/10       35,005(b)         32,204,600
Fairpoint Communications,
 Inc., Sr. Sub. Notes           B3               12.50       5/01/10        7,000             6,370,000
Global Crossing Holdings
 Ltd.,
 Sr. Notes                      Ba2              9.125       11/15/06       9,925(g)          9,428,750
 Gtd. Notes                     Ba2              9.625       5/15/08        1,820             1,733,550
 Sr. Notes                      Ba2              9.50        11/15/09      27,865(g)         26,332,425
Global Telesystems, Sr. Notes   NR               10.50       12/01/06      16,000             5,954,879
GST Telecommunications, Inc.,
 Conv. Sr. Disc. Notes,
 Zero Coupon (until 12/15/00)   NR               13.875      12/15/05       2,262(e)            723,840
 Sr. Sub. Notes                 NR               12.75       11/15/07       6,000(e)            300,000

    See Notes to Financial Statements                                     23

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
GT Group Telecom, Inc.,
 (Canada),
 Sr. Disc. Notes,
 Zero Coupon (until 4/15/01)    B(a)             13.25%      2/01/10    $  13,825(d)(i) $     4,562,250
Impsat Corp.,
 Sr. Notes                      B2               12.125      7/15/03        9,870             7,797,300
 Sr. Notes                      B3               12.375      6/15/08       12,000             6,480,000
Insight Midwest,
 Sr. Notes 144A                 B1               10.50       11/01/10       8,000(g)          8,260,000
Intermedia Communications
 of Florida,
 Sr. Disc. Notes,
 Zero Coupon (until 5/15/01)    B2               12.50       5/15/06       22,500            15,750,000
 Sr. Disc. Notes,
 Zero Coupon (until 7/15/02)    B2               11.25       7/15/07        5,075(g)          3,552,500
Intersil Corp., Sr. Notes,
 (cost $4,016,612; purchased
 8/6/99)                        B1               13.25       8/15/09        3,606(b)          4,110,840
KMC Telecom Holdings., Inc.,
 Sr. Notes                      CCC+(a)          13.50       5/15/09        5,675             1,589,000
Level 3 Communications, Inc.,
 Sr. Disc. Notes
 Zero Coupon (until 3/15/05)    B3               12.875      3/15/10       57,250            26,621,250
 Sr. Disc. Notes,
 Zero Coupon (until 12/1/03)    B3               10.50       12/01/08      25,765            13,913,100
 Sr. Notes                      B3               11.00       3/15/08       21,175(g)         18,528,125
 Sr. Notes                      B3               11.25       3/15/10        4,035(g)          3,570,975
McLeodUSA, Inc.,
 Sr. Disc. Notes,
 Zero Coupon (until 3/01/02)    B1               10.50       3/01/07        3,180             2,671,200
 Sr. Notes                      B1               9.25        7/15/07        9,500             8,645,000
 Sr. Notes                      B1               8.125       2/15/09        2,495(g)          2,158,175
Microcell Telecommunications,
 Sr. Disc. Notes
 Zero Coupon (until 6/01/04)    B3               12.00       6/01/09        7,580             4,945,950

    24                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Millicom Int'l. Cellular,
 Sr. Disc. Notes,
 Zero Coupon (until 12/1/01)    B3               Zero        6/01/06    $  11,210       $     8,799,850
Netia Holdings BV (Poland),
 Gtd. Sr. Disc. Notes,
 Zero Coupon (until 11/1/01)    B2               11.25%      11/01/07      12,500(i)          7,500,000
 Gtd. Sr. Notes                 B2               10.25       11/01/07      10,150(g)(i)       7,105,000
Nextel Communications, Inc.,
 Sr. Disc. Notes,
 Zero Coupon (until 9/15/02)    B1               10.65       9/15/07       80,735            63,175,138
 Sr. Notes                      B1               9.375       11/15/09      24,195(g)         22,743,300
Nextel Partners, Inc.,
 Sr. Disc. Notes                B3               Zero        2/01/09        3,516             2,338,140
Nextlink Communications,
 Inc.,
 Sr. Disc. Notes
 Zero Coupon (until 12/01/04)   B2               12.125      12/01/09      14,240             6,835,200
 Sr. Notes                      B2               10.75       11/15/08       4,000             3,260,000
 Sr. Notes                      B2               10.75       6/01/09        4,105(g)          3,345,575
 Sr. Notes                      B2               10.50       12/01/09      13,970            11,176,000
Northeast Optic Network,
 Inc., Sr. Notes                NR               12.75       8/15/08       10,415             4,999,200
Pagemart Nationwide, Inc.,
 Sr. Disc. Notes,               B3               15.00       2/01/05       10,210             7,555,400
Price Communications
 Wireless, Sr. Sub. Notes       B2               11.75       7/15/07        3,000             3,180,000
Primus Group
 Telecommunications, Inc.,
 Sr. Notes                      B3               12.75       10/15/09       9,685             2,711,800

    See Notes to Financial Statements                                     25

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
PTC Int'l. Fin. BV (Poland),
 Gtd. Sr. Sub. Disc. Notes,
 Zero Coupon (until 7/1/02)     B2               10.75%      7/01/07    $   8,250       $     5,280,000
RCN Corp., Sr. Notes            B3               10.125      1/15/10        6,020             3,190,600
Rural Cellular Corp.,
 Sr. Sub. Notes                 B3               9.625       5/15/08        3,000             2,730,000
SCG Holding & Semiconductor
 Corp., Sr. Sub. Notes          B2               12.00       8/01/09        7,974(g)          6,797,835
Spectrasite Holdings, Inc.,
 Sr. Disc. Notes                B3               Zero        3/15/10        4,460             2,163,100
Star Choice Communications,
 Sr. Sec'd. Notes               B3               13.00       12/15/05       5,000             5,300,000
Tritel PCS, Inc.,
 Sr. Sub. Disc. Notes,
 Zero Coupon (until 5/15/04)    B3               12.75       5/15/09       14,725            10,013,000
Versatel Telecom BV
 (Netherlands),
 Sr. Notes                      B3               13.25       5/15/08        9,000(d)(i)       5,580,000
 Sr. Notes                      B3               11.875      7/15/09          150(i)             90,000
Voicestream Wireless Corp.,
 Sr. Disc. Notes,
 Zero Coupon (until 11/15/04)   B2               11.875      11/15/09      36,340            26,528,200
 Sr. Notes                      NR               11.50       9/15/09        6,250             6,750,000
 Sr. Notes                      B2               10.375      11/15/09       8,971             9,610,341
WamNet, Inc.,
 Sr. Disc. Notes,
 Zero Coupon (until 3/1/02)     CCC+(a)          13.25       3/01/05        6,000             2,640,000
Williams Communications
 Group, Inc.,
 Sr. Notes                      B2               11.70       8/01/08        1,535             1,212,650
 Sr. Notes                      B2               10.875      10/01/09      31,020            23,109,900
 Sr. Notes                      B2               11.875      8/01/10       16,535            12,814,625
                                                                                        ---------------
                                                                                            582,358,890

    26                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Textiles  0.4%
Cluett American Corp.,
 Sr. Sub. Notes                 B3               10.125%     5/15/08    $   8,250       $     6,270,000
Foamex LP, Sr. Sub. Notes       B3               9.875       6/15/07        8,550             4,702,500
Phillips Van Heusen Corp.,
 Sr. Sub. Notes                 B1               9.50        5/01/08          280               260,400
                                                                                        ---------------
                                                                                             11,232,900
----------------------------------------------------------------------------------------
Transportation/Trucking/Shipping  1.2%
American Commercial Lines,
 Sr. Notes                      B1               10.25       6/30/08       11,665             8,982,050
Continental Airlines, Inc.,
 Sr. Notes                      Ba2              8.00        12/15/05       7,500             7,045,420
Delta Air Lines, Inc., Sr.
 Notes                          Baa3             8.30        12/15/29       6,400             5,504,960
Holt Group, Inc., Sr. Notes     CCC(a)           9.75        1/15/06        8,320(e)            332,800
MRS Logistica S.A. (Brazil),
 Sr. Notes                      B(a)             10.625      8/15/05        1,000(i)            820,000
Stena AB (Sweden), Sr. Notes    Ba3              8.75        6/15/07        5,250             4,147,500
United Air Lines, Inc.          Baa3             9.75        8/15/21        1,185             1,063,632
USAir, Inc.,
 Sr. Notes                      B3               9.625       2/01/01          850               848,581
 Pass-through Certs.            Ba3              10.375      3/01/13        4,340             3,862,600
                                                                                        ---------------
                                                                                             32,607,543
                                                                                        ---------------
Total corporate bonds
 (cost $2,667,344,819)                                                                    2,219,218,602
                                                                                        ---------------
----------------------------------------------------------------------------------------
Soverign Bonds  0.4%
Republic of Brazil
 (cost $9,416,643)              NR               8.00        4/15/14       12,314(i)          9,543,427
                                                                                        ---------------

    See Notes to Financial Statements                                     27

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                                   Value
Description                                                        Shares          (Note 1)
------------------------------------------------------------------------------------------------------
COMMON STOCKS(c)  0.2%
GT Group Telecom, Inc., Class B (Canda) Non Voting                         600     $       4,500
International Wireless Communication                                   386,756(f)         38,676
Peachtree Cable Assn. Ltd.                                              31,559(f)        160,594
Premier Cruise Line                                                    888,704             8,887
Purina Mills, Inc.                                                     408,319         3,904,550
                                                                                   -------------
Total common stocks
 (cost $37,830,694)                                                                    4,117,207
                                                                                   -------------
----------------------------------------------------------------------------------------
PREFERRED STOCKS  6.8%
Adelphia Communications Corp., 13.00%                                   74,000         5,920,000
California Fed. Corp., $9.125                                          922,245        21,153,995
CSC Holdings, Inc.,
 Ser. 1995K-1, $11.125                                                 206,223        21,498,748
 Ser. 1995K-2, $11.125                                                   3,632        39,044,000
 Ser. 1995K-4, $11.75                                                  226,251        23,812,897
Dobson Communications Corp., $13.00                                      5,481         4,659,156
Eagle Picher Holdings, Inc., $11.75                                      1,530         3,396,600
Global Crossing Holdings Ltd., 10.50%                                   28,000         2,324,000
Paxon Communications Corp., Jr., $13.25                                  1,914        17,417,000
Primedia, Inc.,
 $8.625                                                                129,681         9,985,437
 Series D, $10.00                                                       74,455         6,552,040
Rural Cellular Corp., $11.375                                              116            95,120
Sovereign Real Estate Investor 144A                                      7,167         5,805,270
TNP Enterprises, Inc., 14.50% 144A                                      15,761        15,209,606
Viasystems Group, Inc., 8.00%                                          190,235         2,853,529
World Access, Inc.,                                                      4,663           839,268
                                                                                   -------------
Total preferred stocks
 (cost $180,875,375)                                                                 180,566,666
                                                                                   -------------

    28                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                                     Value
                                                     Expiration                      (Note
Description                                          Date            Warrants        1)
---------------------------------------------------------------------------------------------------
WARRANTS(c)  0.3%
Aladdin Gaming                                       3/1/10             30,000      $          300
Allegiance Telecom, Inc.                             2/3/08             14,200             539,600
American Banknote Corp.                              12/1/02             3,750                   0
Asia Pulp & Paper China Group Ltd. (China)           3/15/05             3,705(d)              926
Bell Technology Group Ltd.                           5/1/05              8,500                  85
Bestel S.A. De CV (Mexico)                           5/15/05            11,000(d)          110,000
Birch Telecom, Inc.                                  6/15/08             5,000              27,500
Cellnet Data Systems, Inc.                           9/15/07                44                 445
Clearnet Communications, Inc.                        9/15/05                66           1,728,870
Comunicacion Cellular S.A. (Colombia)                11/15/03               29                   0
Firstworld Communications, Inc.                      4/15/08             4,075              36,675
GT Group Telecom, Inc. (Canada)                      2/01/10            13,825(d)          601,388
Intelcom Group, Inc.                                 9/15/05               128               1,278
Price Communications Wireless                        8/1/07             17,200           1,032,000
Primus Telecommunications Group                      8/1/04             12,250               1,225
R & B Falcon Corp.                                   5/1/09              4,500           1,800,000
Star Choice Communications                           12/15/05          115,800             984,300
Sterling Chemical Holdings, Inc.                     8/15/08                 5              21,800
TNP Enterprises, Inc.                                4/1/11             15,000              45,000
TVN Entertainment Corp.                              8/1/08              5,615(d)                0
USN Communications, Inc.                             10/15/04           92,500                   1
Versatel Telecom BV (Netherlands)                    5/15/08             9,000(d)          873,000
WamNet, Inc.                                         3/1/05             22,500             270,000
Waste Systems Int'l., Inc.                           1/15/06           165,000               1,650
                                                                                    --------------
Total warrants (cost $532,537)                                                           8,076,043
                                                                                    --------------
                                                                       Units
--------------------------------------------------------------------------------------
COMMON TRUST UNIT(c)  0.5%
PSF Holdings LLC,
 (cost $15,959,020; purchased 5/20/94)                                 951,717(b)(f)     14,275,755
                                                                                    --------------
Total long-term investments
 (cost $2,911,959,088)                                                               2,435,797,700
                                                                                    --------------

    See Notes to Financial Statements                                     29

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                         Principal
                                           Interest      Maturity        Amount        Value
Description                                Rate          Date            (000)         (Note 1)
-----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  10.4%
--------------------------------------------------------------------------------------
Commercial Paper(h)  4.4%
American Electric Power Co.                7.90%         1/22/01          $  6,635     $    6,604,424
Bombardier Capital, Inc.                   7.50          2/09/01            20,000         19,837,500
Bombardier Capital, Inc.                   7.52          2/14/01             5,300          5,251,287
Carolina Power & Light                     7.50          1/31/01            12,000         11,925,000
Cox Enterprises, Inc.                      7.80          1/26/01             2,250          2,237,813
Invensys PLC                               7.50          2/09/01            25,509         25,301,739
PHH Corp.                                  7.80          1/31/01            10,000          9,935,000
Philips Petroleum Corp.                    7.40          1/31/01            10,000          9,938,333
Public Service Electric & Gas Co.          7.09          1/03/01            13,000         13,000,000
Sprint Capital Corp.                       7.60          2/12/01            13,145         13,028,448
                                                                                       --------------
Total commercial paper
 (cost $117,059,544)                                                                      117,059,544
                                                                                       --------------
Mutual Fund  6.0%                                                      Shares
----------------------------------------------------------------------------------------
Prudential Core Investment Fund--Taxable
 Money Market Series (Note 3)
 (cost $158,515,572)                     6.68          1/02/01         158,515,572(h)     158,515,572
                                                                                       --------------
Total short-term investments
 (cost $275,575,116)                                                                      275,575,116
                                                                                       --------------
Total Investments  102.7%
 (cost $3,187,534,204; Note 4)                                                          2,711,372,816
Liabilities in excess of other
 assets  (2.7%)                                                                           (72,079,621)
                                                                                       --------------
Net Assets  100%                                                                       $2,639,293,195
                                                                                       --------------
                                                                                       --------------

    30                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

(a) Standard & Poor's Rating.
(b) Indicates a restricted security; the aggregate cost of such securities is $128,354,620. The aggregate value of $96,721,471 is approximately 3.7% of net assets.
(c) Non-income producing securities.
(d) Consists of more than one class of securities traded together as a unit; generally bonds with attached stock or warrants.
(e) Represents issuer in default on interest payments, non-income producing security.
(f) Fair valued security.
(g) Portion of securities on loan, see Note 4.
(h) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(i) US$--Denominated foreign bonds.
NR--Not rated by Moody's or Standard & Poor's.
LP--Limited Partnership.
LLC--Limited Liability Company.
S.A.-- Sociedade Anonima (Spanish Corporation) or Societe Anonyme (French
      Corporation).

The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     31

       Prudential High Yield Fund, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $3,187,534,204)                      $ 2,711,372,816
Cash                                                                   2,118,825
Interest receivable                                                   59,602,665
Receivable for Fund shares sold                                        3,060,172
Dividends receivable                                                     530,295
Receivable for securities lending                                        271,347
Unrealized appreciation on forward currency contracts                     68,987
Deferred expenses and other assets                                        64,451
                                                                -----------------
      Total assets                                                 2,777,089,558
                                                                -----------------
LIABILITIES
Payable to broker for collateral for securities on loan              118,939,359
Payable for Fund shares reacquired                                    11,184,031
Dividends payable                                                      2,333,856
Payable for investments purchased                                      1,170,365
Distribution fee payable                                               1,024,753
Management fee payable                                                   985,073
Accrued expenses                                                         983,190
Securities lending rebate payable                                        626,984
Unrealized depreciation on forward currency contracts                    548,752
                                                                -----------------
      Total liabilities                                              137,796,363
                                                                -----------------
NET ASSETS                                                       $ 2,639,293,195
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                          $     4,258,090
   Paid-in capital in excess of par                                3,838,787,089
                                                                -----------------
                                                                   3,843,045,179
   Distributions in excess of net investment income                   (3,161,492)
   Accumulated net realized loss on investments                     (723,953,668)
   Net unrealized depreciation on investments and foreign
      currencies                                                    (476,636,824)
                                                                -----------------
Net assets, December 31, 2000                                    $ 2,639,293,195
                                                                -----------------
                                                                -----------------

    32                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($1,482,143,731 / 238,924,135 shares of common stock
      issued and outstanding)                                              $6.20
   Sales charge (4.00% of offering price)                                    .26
   Maximum offering price to public                                        $6.46
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($1,051,971,465 / 169,909,967 shares of common
      stock issued and outstanding)                                        $6.19
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($67,889,647 /
      10,965,193 shares of common stock issued and
      outstanding)                                                         $6.19
   Sales charge (1.00% of offering price)                                    .06
   Offering price to public                                                $6.25
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($37,288,352 / 6,009,683 shares of common stock
      issued and outstanding)                                              $6.20
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     33

       Prudential High Yield Fund, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                       $ 333,707,713
   Dividends                                                          7,694,676
   Income from securities loaned (net of rebate of
      $8,730,537)                                                       402,825
                                                                -----------------
      Total Income                                                  341,805,214
                                                                -----------------
Expenses
   Management fee                                                    13,598,094
   Distribution fee--Class A                                          3,978,070
   Distribution fee--Class B                                         10,899,161
   Distribution fee--Class C                                            618,285
   Transfer agent's fees and expenses                                 3,991,000
   Reports to shareholders                                              586,000
   Custodian's fees and expenses                                        368,000
   Legal fees and expenses                                              120,000
   Registration fees                                                    110,000
   Directors' fees and expenses                                          70,000
   Audit fee                                                             49,000
   Miscellaneous                                                         18,354
                                                                -----------------
      Total expenses                                                 34,405,964
                                                                -----------------
Net investment income                                               307,399,250
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                         (362,927,944)
   Foreign currency transactions                                      2,664,248
   Options written                                                      215,000
                                                                -----------------
                                                                   (360,048,696)
                                                                -----------------
Net change in unrealized depreciation of:
   Investments                                                     (161,960,219)
   Foreign currencies                                                (1,137,874)
   Options written                                                     (215,000)
                                                                -----------------
                                                                   (163,313,093)
                                                                -----------------
Net loss on investments and foreign currencies                     (523,361,789)
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(215,962,539)
                                                                -----------------
                                                                -----------------

    34                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Statement of Changes in Net Assets

                                                    Year Ended December 31,
                                             --------------------------------------
                                                   2000                 1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                      $   307,399,250      $   367,935,703
   Net realized loss on investment
      transactions                               (360,048,696)        (178,020,667)
   Net change in unrealized depreciation
      of investments and foreign
      currencies                                 (163,313,093)         (53,587,637)
                                             -----------------    -----------------
   Net decrease in net assets resulting
      from operations                            (215,962,539)         136,327,399
                                             -----------------    -----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                    (158,368,436)        (162,305,602)
      Class B                                    (136,775,667)        (191,445,987)
      Class C                                      (7,778,597)          (8,404,338)
      Class Z                                      (4,476,550)          (5,779,776)
                                             -----------------    -----------------
                                                 (307,399,250)        (367,935,703)
                                             -----------------    -----------------
   Dividends in excess of net investment
      income
      Class A                                      (1,832,789)          (1,490,144)
      Class B                                      (1,098,377)          (1,757,685)
      Class C                                         (62,996)             (77,161)
      Class Z                                         (71,370)             (53,065)
                                             -----------------    -----------------
                                                   (3,065,532)          (3,378,055)
                                             -----------------    -----------------
   Tax return of capital distributions
      Class A                                      (3,786,435)          (9,305,993)
      Class B                                      (3,270,174)         (10,976,792)
      Class C                                        (185,979)            (481,873)
      Class Z                                        (107,030)            (331,391)
                                             -----------------    -----------------
                                                   (7,349,618)         (21,096,049)
                                             -----------------    -----------------
Fund share transactions (Net of share
   conversions)
   (Note 5)
   Net proceeds from shares sold                  942,745,745        2,944,859,997
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                               154,451,509          193,970,292
   Cost of shares reacquired                   (1,691,042,319)      (3,323,984,917)
                                             -----------------    -----------------
   Net decrease in net assets from Fund
      share transactions                         (593,845,065)        (185,154,628)
                                             -----------------    -----------------
Total decrease                                 (1,127,622,004)        (441,237,036)
NET ASSETS
Beginning of period                             3,766,915,199        4,208,152,235
                                             -----------------    -----------------
End of period                                 $ 2,639,293,195      $ 3,766,915,199
                                             -----------------    -----------------
                                             -----------------    -----------------

    See Notes to Financial Statements                                     35

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements

      Prudential High Yield Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities which, in the opinion of the Fund's investment adviser, do not subject the Fund to unreasonable risks. As a secondary investment objective, the Fund will seek capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer's inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation:    Portfolio securities that are actively traded in
the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at prices provided by principal market makers and pricing agents. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities issued in private placements are valued at the bid price or the mean between the bid and asked prices, if available, provided by principal market makers. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest and, to the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m. New York time.

      The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). Certain issues of restricted securities held by the Fund at December 31, 2000 include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at forward rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on an identified cost basis. Interest income, which is comprised of three elements, stated coupon rate, original issue discount and market discount is recorded on an accrual basis. In March 2000, the Fund changed the account policy for market discount amortization by amortizing discount daily. Prior to March 2000, market discount was recognized on disposition of securities. The cumulative affect of this change was to increase interest income by $3,602,224 and decrease unrealized appreciation on investments by $3,602,224. Net asset value was not impacted by this change. Dividend income is recorded on the ex-dividend date. Income from payment-in-kind bonds is recorded daily based on an effective interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to
                                                                          37

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

amortize premiums on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net assets value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

      Federal Income Taxes:    It is the intent of the Fund to continue to meet
the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Fund declares daily and pays dividends
of net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to wash sales.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Securities Lending:    The Fund may lend securities to broker-dealers. The
loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest, on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. For the year ended December 31, 2000, PSI has been compensated approximately $175,000.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease distribution in excess of net investment income by $953,398, decrease accumulated net realized loss on investments by $109,488,123 and decrease paid in capital in excess of par by $110,441,521. This was primarily due to a reclass of net foreign currency gains, consent fee income, tax return of capital and the expiration of a portion of the capital loss carryforward for the year ended December 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIMF has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC') a wholly owned subsidiary of Prudential. The Subadvisory Agreement provides that the subadvisor will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadvisor is obligated to keep certain books and records of the Fund. PIFM continues to have
                                                                          39

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadvisor's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets up to $250 million, .475% of the next $500 million, .45% of the next $750 million, .425% of the next $500 million, .40% of the next $500 million, .375% of the next $500 million and .35% of the Fund's average daily net assets in excess of $3 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, B and C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS with respect to Class A, B and C shares, for distribution-related activities at an annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 2000.

      PIMS has advised the Fund that it has received approximately $586,000 and $123,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 2000. From these fees, PIMS paid a substantial part of such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended December 31, 2000, it received approximately $3,614,000 and $92,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIMS, PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC, ('PMFS'), an affiliate of PIFM and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent and during the year ended December 31, 2000, the Fund incurred fees of approximately $3,169,000 for the services of PMFS. As of December 31, 2000, $237,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PIFM. During the year ended December 31, 2000, the Fund earned income from the Series of approximately $1,017,000 by investing its excess cash and approximately $61,000 from collateral from securities lending.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2000 were $2,100,438,656 and $2,842,251,874, respectively.

      At December 31, 2000, the Fund had outstanding forward currency contracts to sell and purchase foreign currencies, as follows:

                                           Value at
         Foreign Currency              Settlement Date        Current        Unrealized
          Sale Contracts                  Receivable           Value        Depreciation
-----------------------------------    ----------------     -----------     -------------
Euro, expiring 1/09/2001                 $  7,090,136       $ 7,638,888       $(548,752)
                                       ----------------     -----------     -------------
                                       ----------------     -----------     -------------
                                           Value at
         Foreign Currency              Settlement Date        Current        Unrealized
        Purchase Contracts                 Payable             Value        Appreciation
-----------------------------------    ----------------     -----------     -------------
Euro, expiring 1/09/2001                 $  1,327,440       $ 1,396,427       $  68,987
                                       ----------------     -----------     -------------
                                       ----------------     -----------     -------------

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

      Transactions in options written during the year ended December 31, 2000, were as follows:

                                                             Number of    Premiums
                                                             Contracts    Received
                                                             ---------    ---------
Options outstanding at
  December 31, 1999.......................................     10,750     $ 215,000
Options expired...........................................    (10,750 )    (215,000)
                                                             ---------    ---------
Options outstanding at
  December 31, 2000.......................................         --     $      --
                                                             ---------    ---------
                                                             ---------    ---------

      The federal income tax basis of the Fund's investments, including short-term investments, as of December 31, 2000 was $3,188,961,091, accordingly, net unrealized depreciation for federal income tax purposes was $477,588,275 (gross unrealized appreciation-$50,479,844; gross unrealized depreciation-$528,068,119).

      For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 2000 of approximately $644,034,116 of which $162,249,596 expires in 2003, $169,718,134 expires in 2007 and $312,066,386 expires in 2008.
In addition, the Fund will elect to treat net capital losses of approximately $78,492,665 and net foreign currency losses of $1,307,400 incurred in the two month period ended December 31, 2000 as having been incurred in the next fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.

      As of December 31, 2000, the Fund has securities on loan with an aggregate market value of $114,029,072. The Fund received $118,939,359 in cash, as collateral for securities on loan with which it purchased highly liquid short-term investments in accordance with the Fund's securities lending procedures.

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has 3 billion shares of $.01 par value common stock authorized; equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.

      Transactions in shares of common stock were as follows:

Class A                                                    Shares           Amount
-----------------------------------------------------   ------------    ---------------
Year ended December 31, 2000:
Shares sold                                               85,511,453    $   584,633,778
Shares issued in reinvestment of dividends                12,488,800         84,995,345
Shares reacquired                                       (138,974,834)      (959,273,623)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                             (40,974,581)      (289,644,500)
Shares issued upon conversion from Class B                42,751,313        291,630,385
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding              1,776,732    $     1,985,885
                                                        ------------    ---------------
                                                        ------------    ---------------
Year ended December 31, 1999:
Shares sold                                              271,460,456    $ 2,090,617,324
Shares issued in reinvestment of dividends and
  distributions                                           12,007,130         92,000,070
Shares reacquired                                       (276,197,826)    (2,130,432,426)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                               7,269,760         52,184,968
Shares issued upon conversion from Class B                16,897,149        128,328,242
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding             24,166,909    $   180,513,210
                                                        ------------    ---------------
                                                        ------------    ---------------
Class B
-----------------------------------------------------
Year ended December 31, 2000:
Shares sold                                               42,485,255    $   293,143,677
Shares issued in reinvestment of dividends                 8,986,239         61,368,320
Shares reacquired                                        (92,346,659)      (636,792,146)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                             (40,875,165)      (282,280,149)
Shares required upon conversion into Class A             (42,860,760)      (291,630,385)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding            (83,735,925)   $  (573,910,534)
                                                        ------------    ---------------
                                                        ------------    ---------------
Year ended December 31, 1999:
Shares sold                                               92,533,010    $   712,091,062
Shares issued in reinvestment of dividends and
  distributions                                           11,958,428         91,619,587
Shares reacquired                                       (137,029,543)    (1,051,143,533)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                             (32,538,105)      (247,432,884)
Shares reacquired upon conversion into Class A           (16,936,033)      (128,328,242)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding            (49,474,138)   $  (375,761,126)
                                                        ------------    ---------------
                                                        ------------    ---------------

                                                                          43

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                    Shares           Amount
-----------------------------------------------------   ------------    ---------------
Year ended December 31, 2000:
Shares sold                                                3,938,528    $    27,133,410
Shares issued in reinvestment of dividends                   587,992          4,001,920
Shares reacquired                                         (6,917,950)       (47,600,567)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding             (2,391,430)   $   (16,465,237)
                                                        ------------    ---------------
                                                        ------------    ---------------
Year ended December 31, 1999:
Shares sold                                                9,197,134    $    70,833,321
Shares issued in reinvestment of dividends and
  distributions                                              640,878          4,895,941
Shares reacquired                                         (7,131,689)       (54,661,514)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding              2,706,323    $    21,067,748
                                                        ------------    ---------------
                                                        ------------    ---------------
Class Z
-----------------------------------------------------
Year ended December 31, 2000:
Shares sold                                                5,492,566    $    37,834,880
Shares issued in reinvestment of dividends                   599,533          4,085,924
Shares reacquired                                         (6,895,658)       (47,375,983)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding               (803,559)   $    (5,455,179)
                                                        ------------    ---------------
                                                        ------------    ---------------
Year ended December 31, 1999:
Shares sold
Shares sold                                                9,225,121    $    71,318,290
Shares issued in reinvestment of dividends and
  distributions                                              710,369          5,454,694
Shares reacquired                                        (11,376,862)       (87,747,444)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding             (1,441,372)   $   (10,974,460)
                                                        ------------    ---------------
                                                        ------------    ---------------

       Prudential High Yield Fund, Inc.
 Financial
                            Highlights
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential High Yield Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $      7.38
                                                                -----------------
Income from investment operations
Net investment income                                                      .69(b)
Net realized and unrealized gain (loss) on investments                   (1.17)
                                                                -----------------
      Total from investment operations                                    (.48)
                                                                -----------------
Less distributions
Dividends from net investment income                                      (.69)
Distributions in excess of net investment income                            --(c)
Tax return of capital distributions                                       (.01)
                                                                -----------------
      Total distributions                                                 (.70)
                                                                -----------------
Net asset value, end of year                                       $      6.20
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a)                                                          (6.88)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                      $ 1,482,144
Average net assets (000)                                           $ 1,591,228
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                 .85%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .60%
   Net investment income                                                  9.95%
For Classes A, B, C and Z shares:
   Portfolio turnover rate                                                  71%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Less than $.005 per share.
    46                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                   Class A
------------------------------------------------------------------------------
                           Year Ended December 31,
------------------------------------------------------------------------------
      1999                1998                 1997                 1996
------------------------------------------------------------------------------
   $     7.88          $     8.65           $     8.39           $     8.19
----------------    ----------------     ----------------     ----------------
          .71                 .76                  .73                  .75
         (.45)               (.76)                 .30                  .22
----------------    ----------------     ----------------     ----------------
          .26                  --                 1.03                  .97
----------------    ----------------     ----------------     ----------------
         (.71)               (.76)                (.73)                (.75)
         (.01)               (.01)                (.04)                (.02)
         (.04)                 --                   --                   --
----------------    ----------------     ----------------     ----------------
         (.76)               (.77)                (.77)                (.77)
----------------    ----------------     ----------------     ----------------
   $     7.38          $     7.88           $     8.65           $     8.39
----------------    ----------------     ----------------     ----------------
----------------    ----------------     ----------------     ----------------
         3.38%              (0.13)%              12.81%               12.60%
   $1,750,618          $1,677,605           $1,730,473           $1,564,429
   $1,746,123          $1,712,531           $1,635,480           $1,385,143
          .80%                .67%                 .69%                 .72%
          .55%                .52%                 .54%                 .57%
         9.30%               9.04%                8.59%                9.20%
           70%                103%                 113%                  89%

    See Notes to Financial Statements                                     47

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $      7.36
                                                                -----------------
Income from investment operations
Net investment income                                                      .65(b)
Net realized and unrealized gain (loss) on investments                   (1.16)
                                                                -----------------
      Total from investment operations                                    (.51)
                                                                -----------------
Less distributions
Dividends from net investment income                                      (.65)
Distributions in excess of net investment income                            --(c)
Tax return of capital distributions                                       (.01)
                                                                -----------------
      Total distributions                                                 (.66)
                                                                -----------------
Net asset value, end of year                                       $      6.19
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a)                                                          (7.28)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                      $ 1,051,971
Average net assets (000)                                           $ 1,453,221
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                1.35%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .60%
   Net investment income                                                  9.41%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Less than $.005 per share.
    48                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                   Class B
------------------------------------------------------------------------------
                           Year Ended December 31,
------------------------------------------------------------------------------------
      1999                1998                 1997                 1996
------------------------------------------------------------------------------
   $     7.86          $     8.63           $     8.38           $     8.18
----------------    ----------------     ----------------     ----------------
          .67                 .71                  .68                  .71
         (.45)               (.76)                 .29                  .22
----------------    ----------------     ----------------     ----------------
          .22                (.05)                 .97                  .93
----------------    ----------------     ----------------     ----------------
         (.66)               (.71)                (.68)                (.71)
         (.02)               (.01)                (.04)                (.02)
         (.04)                 --                   --                   --
----------------    ----------------     ----------------     ----------------
         (.72)               (.72)                (.72)                (.73)
----------------    ----------------     ----------------     ----------------
   $     7.36          $     7.86           $     8.63           $     8.38
----------------    ----------------     ----------------     ----------------
----------------    ----------------     ----------------     ----------------
         2.86%               (.70)%              12.07%               11.97%
   $1,867,620          $2,381,793           $2,640,491           $2,596,207
   $2,180,904          $2,557,252           $2,589,122           $2,652,883
         1.30%               1.27%                1.29%                1.32%
          .55%                .52%                 .54%                 .57%
         8.78%               8.41%                7.99%                8.62%

    See Notes to Financial Statements                                     49

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  7.36
                                                                    --------
Income from investment operations
Net investment income                                                    .65(b)
Net realized and unrealized gain (loss) on investments                 (1.16)
                                                                    --------
      Total from investment operations                                  (.51)
                                                                    --------
Less distributions
Dividends from net investment income                                    (.65)
Distributions in excess of net investment income                          --(c)
Tax return of capital distributions                                     (.01)
                                                                    --------
      Total distributions                                               (.66)
                                                                    --------
Net asset value, end of year                                         $  6.19
                                                                    --------
                                                                    --------
TOTAL RETURN(a)                                                        (7.28)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $67,890
Average net assets (000)                                             $82,438
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.35%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .60%
   Net investment income                                                9.44%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Less than $.005 per share.
    50                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                   Class C
------------------------------------------------------------------------------
                           Year Ended December 31,
------------------------------------------------------------------------------
      1999                1998                 1997                 1996
------------------------------------------------------------------------------
    $   7.86            $   8.63             $   8.38             $   8.18
    --------            --------             --------             --------
         .67                 .71                  .68                  .71
        (.45)               (.76)                 .29                  .22
    --------            --------             --------             --------
         .22                (.05)                 .97                  .93
    --------            --------             --------             --------
        (.67)               (.71)                (.68)                (.71)
        (.01)               (.01)                (.04)                (.02)
        (.04)                 --                   --                   --
    --------            --------             --------             --------
        (.72)               (.72)                (.72)                (.73)
    --------            --------             --------             --------
    $   7.36            $   7.86             $   8.63             $   8.38
    --------            --------             --------             --------
    --------            --------             --------             --------
        2.86%              (0.70)%              12.07%               11.97%
    $ 98,347            $ 83,687             $ 55,879             $ 43,374
    $ 95,443            $ 67,296             $ 45,032             $ 28,647
        1.30%               1.27%                1.29%                1.32%
         .55%                .52%                 .54%                 .57%
        8.81%               8.49%                7.99%                8.60%

    See Notes to Financial Statements                                     51

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  7.39
                                                                    --------
Income from investment operations
Net investment income                                                    .70(d)
Net realized and unrealized gain (loss) on investments                 (1.17)
                                                                    --------
      Total from investment operations                                  (.47)
                                                                    --------
Less distributions
Dividends from net investment income                                    (.70)
Distributions in excess of net investment income                        (.01)
Tax return of capital distributions                                     (.01)
                                                                    --------
      Total distributions                                               (.72)
                                                                    --------
Net asset value, end of year                                         $  6.20
                                                                    --------
                                                                    --------
TOTAL RETURN(a)                                                        (6.58)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $37,288
Average net assets (000)                                             $43,997
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               .60%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .60%
   Net investment income                                               10.17%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
(d) Calculated based upon weighted average shares outstanding during the year.
    52                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                                                               March 1, 1996(c)
                 Year Ended December 31,                           Through
----------------------------------------------------------       December 31,
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   7.88             $   8.65             $   8.39             $   8.34
    --------             --------             --------             --------
         .73                  .76                  .74                  .63
        (.44)                (.75)                 .30                  .07
    --------             --------             --------             --------
         .29                  .01                 1.04                  .70
    --------             --------             --------             --------
        (.73)                (.76)                (.74)                (.63)
        (.01)                (.02)                (.04)                (.02)
        (.04)                  --                   --                   --
    --------             --------             --------             --------
        (.78)                (.78)                (.78)                (.65)
    --------             --------             --------             --------
    $   7.39             $   7.88             $   8.65             $   8.39
    --------             --------             --------             --------
    --------             --------             --------             --------
        3.79%                0.00%               12.96%                8.77%
    $ 50,330             $ 65,068             $ 41,625             $ 31,748
    $ 60,652             $ 57,453             $ 35,808             $ 28,978
         .55%                 .52%                 .54%                  57%(b)
         .55%                 .52%                 .54%                 .57%(b)
        9.53%                9.23%                8.74%                9.31%(b)

    See Notes to Financial Statements                                     53

       Prudential High Yield Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential High Yield Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential High Yield Fund, Inc. (the 'Fund') at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 23, 2001

       Prudential High Yield Fund, Inc.
             Federal Income Tax Information (Unaudited)

      During the fiscal year ended December 31, 2000, the Fund paid ordinary income dividends per share totalling $0.69, $0.65, $0.65 and $0.71 for Class A, B, C and Z shares, respectively. In addition, the Fund paid dividends of $0.01 per share in return of capital for each class of shares during the fiscal year ended December 31, 2000. Accordingly, we wish to advise you that 2.49% of the dividends paid qualified for the corporate dividend received deduction available to corporate taxpayers.
                                                                          55

Prudential High Yield Fund, Inc.
Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
   Small Capitalization Growth Fund
   Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Target Funds
   International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund
www.prudential.com     (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
   Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
   Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   New Jersey Series
   New York Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
   Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   New Jersey Money Market Series
   New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

Prudential High Yield Fund, Inc.
Class A     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00
                     One Year   Five Years   Ten Years   Since Inception
With Sales Charge    -10.60%      3.23%         9.49%         7.67%
Without Sales Charge -6.88%       4.08%         9.94%         8.08%

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential High Yield Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers High Yield Bond Index (the Index) by portraying the initial account values at the beginning of the ten-year period for Class A shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1990 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The Index is an unmanaged index of noninvestment-grade debt securities with at least one year remaining to maturity. The Index gives a broad look at how high-yield (junk) bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of junk bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com           (800) 225-1852

Class B     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge     -12.28%      3.34%        9.30%           8.61%
Without Sales Charge   -7.28%      3.51%        9.30%           8.61%

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential High Yield Fund, Inc. (Class B shares) with a similar investment in the Lehman Brothers High Yield Bond Index (the Index) by portraying the initial account values at the beginning of the ten-year period for Class B shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1990 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph. The Index is an unmanaged index of noninvestment-grade debt securities with at least one year remaining to maturity. The Index gives a broad look at how high-yield (junk) bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of junk bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential High Yield Fund, Inc.

Class C     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge      -9.21%      3.30%         N/A           5.04%
Without Sales Charge   -7.28%      3.51%         N/A           5.21%

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential High Yield Fund, Inc. (Class C shares) with a similar investment in the Lehman Brothers High Yield Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1994 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The Index is an unmanaged index of noninvestment-grade debt securities with at least one year remaining to maturity. The Index gives a broad look at how high-yield (junk) bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of junk bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com             (800) 225-1852

Class Z     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00
                     One Year   Five Years   Ten Years   Since Inception
With Sales Charge     -6.58%        N/A         N/A           3.69%
Without Sales Charge  -6.58%        N/A         N/A           3.69%

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential High Yield Fund, Inc. (Class Z shares) with a similar investment in the Lehman Brothers High Yield Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1996 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The Index is an unmanaged index of noninvestment-grade debt securities with at least one year remaining to maturity. The Index gives a broad look at how high-yield (junk) bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of junk bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols   NASDAQ    CUSIP
     Class A   PBHAX   74435F106
     Class B   PBHYX   74435F205
     Class C   PBHCX   74435F304
     Class Z   PHYZX   74435F403

MF110E

[ICON]  Printed on Recycled Paper

                                         SEMIANNUAL REPORT    JUNE 30, 2001

Prudential
High Yield Fund, Inc.

FUND TYPE Junk bond

OBJECTIVE Current income and capital appreciation (as a secondary objective)

[GRAPHIC]

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

[LOGO]

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

Build on the Rock

INVESTMENT GOALS AND STYLE
The primary investment objective of the Prudential High Yield Fund, Inc. (the
Fund) is to maximize current income. To achieve its income objective, the Fund invests in a diversified portfolio of high-yield, fixed-income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with the Fund's primary investment objective of current income. The Fund invests primarily in bonds rated Ba or lower by Moody's Investors Service (Moody's), or BB or lower by Standard & Poor's Ratings Group (Standard & Poor's), and securities either rated by another major rating service or unrated securities of comparable quality, that is, :junk" bonds. Since the Fund may invest in junk bonds, there is a greater risk of default of payment of principal and interest than higher-rated securities. There can be no assurance that the Fund will achieve its investment objectives.

Credit Quality

    Expressed as a percentage of
total investments* as of 6/30/01

         0.4%   A or better
         4.7    Baa
        21.4    Ba
        55.3    B
         6.3    Caa or lower
         1.6    Not Rated
         8.6    Equities & Other
         1.7    Cash & Equivalents

* Excludes cash received as a result of securities on loan.

Ten Largest Issuers

    Expressed as a percentage of
    net assets as of 6/30/01

    4.0%    CSC Holdings, Inc.

    3.5    Nextel Communications, Inc.

    3.3    Conseco, Inc.

    2.9    Charter Comm. Hldgs. LLC

    2.5    Allied Waste North America, Inc.

    2.0    VoiceStream Wireless Corp.

    1.3    Paxson Communications Corp.

    1.2    Midland Funding Corp.

    1.1    AES Drax Energy Ltd.

    1.1    Intermedia Comm. of Florida


Holdings are subject to change.

                                  www.prudential.com    (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                          As of 6/30/01

                                         Six     One     Five        Ten        Since
                                        Months   Year    Years      Years     Inception2
Class A                                 1.28%    -3.85%   19.89%    114.15%    136.89%
Class B                                 0.99     -4.42    16.63     102.20     509.53
Class C                                 0.99     -4.42    16.63      N/A       39.88
Class Z                                 1.42     -3.70    21.14      N/A       20.64
Lipper High Current Yield Fund Avg.3    1.65     -5.33    15.90     113.58      ***

Average Annual Total Returns1                  As of 6/30/01

                     One     Five      Ten       Since
                    Year     Years    Years    Inception2
    Class A        -7.69%    2.85%    7.47%      7.45%
    Class B        -9.20     2.95     7.29       8.46
    Class C        -6.32     2.92     N/A        4.82
    Class Z        -3.70     3.91     N/A        3.58

Distributions and Yields1                     As of 6/30/01

                           Total Distributions 30-Day
                       Paid for Six Months     SEC Yield
    Class A                   $0.34             10.70%
    Class B                   $0.32             10.62
    Class C                   $0.32             10.52
    Class Z                   $0.35             11.42

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.
2 Inception dates: Class A, 1/22/90; Class B, 3/29/79; Class C, 8/1/94; and Class Z, 3/1/96.
3 Lipper average returns are unmanaged, and are based on the average return for all funds in each share class for the six- month, one-, five-, and ten-year periods in the Lipper High Current Yield Fund category. Funds in the Lipper High Current Yield Fund category aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.
*** Lipper Since Inception returns are 142.52% for Class A, 594.80% for Class B,
    36.99% for Class C, and 17.12% for Class Z, based on all funds in each share class.

[LOGO]                                          August 14, 2001

DEAR SHAREHOLDER,
For our six-month reporting period ended June 30, 2001, the Prudential High Yield Fund's Class A shares returned 1.28%, which was -2.77% to investors who paid the Class A shares' initial sales charge. The Fund's benchmark Lipper Average returned 1.65% for the same period. The modest returns of both the Fund and its benchmark largely reflect the uneven performance of the high-yield or junk bond market during the first half of the year.

High-yield bonds had outperformed all other sectors of the U.S. fixed-income market in the first three months of 2001, thanks primarily to the Federal Reserve's (the Fed's) unusually aggressive efforts to revive the U.S. economy. However, a sell-off in the junk bonds of beleaguered telecommunications companies and a general concern about corporate profitability hurt the overall performance of the high-yield bond market in the last three months of our reporting period.

We discuss developments in the high-yield bond market and explain the Fund's investments on the following pages. As always, we appreciate your continued confidence in Prudential mutual funds, and look forward to serving your future investment needs.

Sincerely,


David R. Odenath, Jr., President
Prudential High Yield Fund, Inc.

Prudential High Yield Fund, Inc.

     Semiannual Report    June 30, 2001

INVESTMENT ADVISER'S REPORT

The U.S. high-yield bond market met with extreme volatility in the first half of 2001. Junk bond prices soared during the first quarter, but an intense sell-off in telecommunications bonds and growing concern about corporate profitability during the second quarter largely offset prior price gains. The downturn in telecom bonds weighed heavily on the junk bond market's overall performance because telecom is its largest sector.

High-yield bond prices rallied in the first quarter of 2001 as the Fed reduced short-term interest rates on January 3, January 31, and March 20. The prospects for improved economic conditions boosted investor confidence in riskier assets such as junk bonds. Late in the year, cutting rates is expected to reinvigorate a sluggish U.S. economy by making loans to businesses and individuals more affordable.

The Fed further eased monetary policy on April 18, May 15, and June 27. Taken together, the six reductions in as many months left rates 2.75 percentage points lower than when the year began. To put this in perspective, during the 1990-1991 recession, it took the Fed much longer to reduce rates a comparable amount.

Encouraged by the Fed's determination to revive the economy, prices in some sectors of the junk bond market, such as healthcare and automotive, still managed to gain even during the spring of 2001. But these price increases were overshadowed by the large price declines in the telecom sector. The industry was hard hit by excess capacity resulting from overbuilding of telecom networks during the recent boom years. Not surprisingly, a growing number of telecom firms failed to make interest and principal payments on their junk bonds during the reporting period.

LOWER EXPOSURE TO TELECOMMUNICATIONS SECTOR
We reduced our holdings of telecom bonds from a high of 23% of the Fund's total investments on February 28, 2001, to 14% by
June 30, 2001. The Fund's
                                                           3

Prudential High Yield Fund, Inc.

        Semiannual Report    June 30, 2001

remaining exposure focused primarily on the junk bonds of mid-to higher-quality telecom companies such as VoiceStream, Nextel, and Level 3. Unfortunately, telecom bonds of this rather select group suffered some of the steepest price declines since their prices had stood at relatively high levels when the sell-off in the telecom sector began. This negated any benefits derived from the fact that we reduced exposure to that troubled sector.

ADDED EXPOSURE TO HIGHER-QUALITY JUNK BONDS In light of the turbulent conditions in the market for below- investment-grade corporate bonds, many investors favored more highly rated junk bonds. One of the best-performing credit tiers for the six months ended June 30, 2001, was the Ba ratings category. Not only is it the highest ratings category in the junk bond market, according to Moody's Investors Service, but it also includes few telecom issues. We increased Ba-rated bonds from 16% of the Fund's total investments as of December 31, 2000, to 21% as of June 30, 2001. Despite this shift, the semiannual returns of the Fund's four share classes still lagged the 3.93% return of the Lehman Brothers U.S. Corporate High Yield Index, because the Fund's exposure to Ba-rated bonds remained well below that of the Index, which held more than 40% of its bonds in that ratings category.

BUYING BONDS A LITTLE LATE
A key reason that the Fund's share classes trailed their Lipper Average was our reluctance to buy certain "fallen angels" when their prices were trading at rock-bottom levels. "Fallen angels" are former investment-grade bonds that have been downgraded to junk bond status because of various problems. The prices of bonds of certain "fallen angels" rallied sharply in the first half of 2001 as companies emerged from serious operating and financial difficulties. The Fund failed to reap the full benefit of this upturn because we did not buy these bonds until after their prices headed higher.

                          www.prudential.com     (800) 225-1852

LOOKING AHEAD
Our attitude toward telecom bonds remains very cautious because their recent sell-off was driven by poor industry fundamentals rather than a temporary supply/demand imbalance. On the other hand, our attitude is less cautious toward bonds of companies in cyclical industries such as retailing. We believe prices of bonds in these industries fully reflect weak economic conditions. In coming months, we expect their prices may improve if the Fed's efforts succeed in stimulating economic growth late in the year.

Prudential High Yield Fund Management Team
                                                           5

Prudential High Yield Fund, Inc.

      Semiannual Report    June 30, 2001

             Financial
                   Statements

"""""""""""""""""""""""""""""""'
"""""""""""""""""""""""""""""""'
"""""""""""""""""""""""""""""""'
"""""""""""""""""""""""""""""""'
"""""""""""""""""""""""""""""""'
"""""""""""""""""""""""""""""""'

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited)

                                                                         Principal
                                                Interest    Maturity     Amount          Value
Description                    Moody's Rating   Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.9%
ASSET BACKED SECURITIES  1.1%
------------------------------------------------------------------------------------------------------------
CSAM Funding Corp. I,
 Sub. Notes, Cl. D-2           Ba2              10.99%         3/29/16   $   7,000(j)    $    7,000,000
Inner Harbor,
 Sub. Notes, Cl. B-2           Ba2              11.19          6/15/13       5,000            4,528,125
Liberty Square Ltd.,
 Ser. 2001-2A, Cl. D           Ba3              10.77          6/15/13       5,000(j)         4,950,000
Octagon Investment Partners
 III, Sr. Sec'd., Notes
 (cost $5,000,000; purchased
 12/07/99)                     Ba3              11.283        12/14/11       5,000(b)(j)      4,999,000
Stanfield/RMF Transatlantic
 Ltd., Sr. Notes, Ser. D-1
 (cost $5,000,000; purchased
 4/19/00)                      NR               10.86          4/15/15       5,000(b)(j)      5,000,000
                                                                                         --------------
Total asset backed
 securities
 (cost $26,570,001)                                                                          26,477,125
                                                                                         --------------
CORPORATE BONDS  87.3%
----------------------------------------------------------------------------------------
Aerospace/Defense  0.2%
Alliant Techsystems, Inc.,
 Sr. Sub. Notes                B2               8.50           5/15/11       4,330            4,373,300
Sequa Corp., Sr. Notes         Ba2              9.00           8/01/09         510              504,900
                                                                                         --------------
                                                                                              4,878,200
----------------------------------------------------------------------------------------
Automotive  0.6%
Collins & Aikman Products
 Co., Sr. Sub. Notes           B2               11.50          4/15/06       2,725            2,616,000
Hayes Lemmerz International,
 Inc., Sr. Sub. Notes, Ser.
 B                             Caa1             8.25          12/15/08       5,750            4,082,500
Navistar International
 Corp., Sr. Notes              Ba1              9.375          6/01/06       4,715            4,750,363
Standyne Automotive Corp.,
 Sr. Sub. Notes, Ser. B        Caa1             10.25         12/15/07       2,780            2,224,000
Venture Holdings,
 Sr. Notes, Ser. B             B2               9.50           7/01/05       1,200              936,000
                                                                                         --------------
                                                                                             14,608,863

    See Notes to Financial Statements                                      7

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                         Principal
                                                Interest    Maturity     Amount          Value
Description                    Moody's Rating   Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Building & Construction  0.2%
Nortek, Inc., Sr. Sub. Notes   B3               9.875%         6/15/11   $   6,000(g)    $    5,775,000
----------------------------------------------------------------------------------------
Cable  9.7%
Adelphia Communications
 Corp., Sr. Notes              B2               10.25          6/15/11      11,195           11,027,075
Avalon Cable Holdings LLC,
 Sr. Disc. Notes, Zero
 Coupon (until 12/01/03)       B2               11.875        12/01/08       8,000            6,120,000
Callahan Nordrhein Westfalen
 (Germany),
 Sr. Disc. Notes, Zero
 Coupon (until 7/15/05)        B3               16.00          7/15/10      15,000(i)         5,700,000
 Sr. Notes                     B3               14.00          7/15/10      15,000(g)(i)     12,300,000
Century Communications
 Corp., Sr. Notes              B2               Zero           3/15/03       1,000              815,000
Charter Communications
 Holdings LLC,
 Sr. Notes                     B2               10.00          4/01/09       3,500(g)         3,552,500
 Sr. Notes                     B2               10.75         10/01/09       7,800            8,092,500
 Sr. Notes                     B2               9.625         11/15/09      10,000           10,012,500
 Sr. Notes                     B2               10.25          1/15/10      15,600(g)        15,756,000
 Sr. Notes                     B2               11.125         1/15/11      13,000(g)        13,650,000
 Sr. Notes                     B2               10.00          5/15/11      18,700           18,980,500
Coaxial Communications,
 Inc., Sr. Notes               B3               10.00          8/15/06      11,750           11,750,000
Comcast UK Cable Partners
 Ltd. (United Kingdom),
 Sr. Disc. Deb.                B2               11.20         11/15/07      12,000(i)         8,040,000
CSC Holdings, Inc.,
 Sr. Sub. Deb.                 Ba3              10.50          5/15/16       7,635            8,207,625
Diamond Cable Communications
 Co.
 (United Kingdom),
 Sr. Disc. Notes               B2               13.25          9/30/04       8,010(i)         6,327,900
 Sr. Disc. Notes               B2               11.75         12/15/05       9,275(i)         6,121,500

    8                                      See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                         Principal
                                                Interest    Maturity     Amount          Value
Description                    Moody's Rating   Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Insight Communications,
 Inc., Sr. Disc. Notes, Zero
 Coupon (until 2/15/06)        B3               12.25%         2/15/11   $   6,294       $    3,650,520
Insight Midwest LP,
 Sr. Notes                     B1               10.50         11/01/10       3,000            3,165,000
International Cabletel,
 Inc.,
 Sr. Disc. Notes               B2               12.75          4/15/05      19,450           14,393,000
 Sr. Notes, Ser. B             B2               11.50          2/01/06       5,000(g)         3,350,000
Mediacom Broadband LLC,
 Sr. Notes                     B2               7.875          2/15/11       9,750(g)         8,287,500
 Sr. Notes                     B2               11.00          7/15/13       4,000(g)         4,070,000
NTL Communications Corp.
 (United Kingdom),
 Sr. Notes, Zero Coupon
 (until 4/01/03)               B2               9.75           4/01/08       2,500(i)(g)      1,150,000
 Sr. Notes                     B2               11.50         10/01/08      15,000(i)(g)      9,900,000
 Sr. Notes, Zero Coupon
 (until 10/01/03)              B2               12.375        10/01/08      17,375(i)         7,645,000
Telewest PLC
 (United Kingdom),
 Sr. Disc. Deb.                B2               11.00         10/01/07       7,400(i)         6,142,000
United Int'l. Holdings,
 Inc.,
 Sr. Disc. Notes, Zero
 Coupon (until 2/15/03)        Caa1             10.75          2/15/08      17,135            5,483,200
United Pan-Europe
 Communications, Inc.
 (Netherlands),
 Sr. Notes                     Caa1             10.875         8/01/09      28,000(i)         9,940,000
 Sr. Disc. Notes, Zero
 Coupon (until 8/01/04)        Caa1             12.50          8/01/09      21,585(i)         3,885,300
 Sr. Notes                     Caa1             11.25         11/01/09      10,000(i)         3,600,000
 Sr. Notes                     Caa1             11.25          2/01/10       9,500(g)(i)      3,515,000
 Sr. Disc. Notes, Zero
 Coupon (until 02/01/05)       Caa1             13.75          2/01/10      15,000(g)(i)      3,300,000
                                                                                         --------------
                                                                                            237,929,620

    See Notes to Financial Statements                                      9

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                         Principal
                                                Interest    Maturity     Amount          Value
Description                    Moody's Rating   Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Capital Goods  5.1%
Actuant Corp.,
 Sr. Sub. Notes                B3               13.00%         5/01/09   $   4,805       $    4,853,050
Allied Waste North America,
 Inc.,
 Sr. Notes                     Ba3              7.625          1/01/06       8,525            8,397,125
 Sr. Notes                     Ba3              7.875          1/01/09      28,700           27,839,000
 Sr. Sub. Notes                Ba3              10.00          8/01/09      23,455           24,100,012
Blount, Inc., Sr. Notes        B2               7.00           6/15/05       3,205(g)         2,467,850
Browning Ferris Industries,
 Inc., Sr. Deb.                Ba3              7.40           9/15/35       5,000            4,181,250
Eagle Picher Industries,
 Inc., Sr. Sub. Notes          Caa1             9.375          3/01/08      11,000            7,315,000
Foamex LP, Sr. Sub. Notes      Caa2             9.875          5/15/07       4,090            2,658,500
Gentek, Inc., Sr. Sub. Notes   B2               11.00          8/01/09      13,020           10,676,400
International Wire Group,
 Inc., Sr. Sub. Notes, Ser.
 B                             B3               11.75          6/01/05      18,500           18,870,000
Motors & Gears, Inc., Notes    B3               10.75         11/15/06       7,955            7,875,450
Terex Corp., Sr. Sub. Notes    NR               10.375         4/01/11       5,530            5,695,900
Thermadyne Holdings,
 Sr. Disc. Notes, Zero
 Coupon (until 6/01/03)        C                12.50          6/01/08       2,000(e)            40,000
                                                                                         --------------
                                                                                            124,969,537
----------------------------------------------------------------------------------------
Chemicals  2.5%
Huntsman ICI Chemicals LLC,
 Sr. Sub. Notes                B2               10.125         7/01/09       8,495            8,367,575
Huntsman Polymers Corp., Sr.
 Notes                         B3               11.75         12/01/04       1,000              850,000
IMC Global, Inc.,
 Sr. Notes                     Ba1              10.875         6/01/08       4,000(g)         3,946,960
 Sr. Notes                     Ba1              11.25          6/01/11       9,015            8,855,615
ISP Chemco Inc.,
 Sr. Sub Notes                 B2               10.25          7/01/11       5,915            5,915,000
ISP Holdings, Inc.,
 Sr. Notes, Ser. B             B2               9.00          10/15/03         950              904,875

    10                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                         Principal
                                                Interest    Maturity     Amount          Value
Description                    Moody's Rating   Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Lyondell Chemical Co.,
 Sr. Sec'd. Notes, Ser. B      Ba3              9.875%         5/01/07   $   2,000       $    1,995,000
 Sr. Sub. Notes                B2               10.875         5/01/09      11,720(g)        11,544,200
Millennium America, Inc.,
 Notes                         Ba1              9.25           6/15/08       2,855            2,840,725
NL Industries, Inc.,
 Sr. Sec'd. Notes              B1               11.75         10/15/03         579              568,144
Polymer Group, Inc.,
 Sr. Sub. Notes, Ser. B        B3               9.00           7/01/07       1,600              608,000
 Sr. Sub. Notes                B3               8.75           3/01/08       9,110            3,370,700
Sterling Chemicals, Inc.,
 Sr. Notes                     Ca               12.375         7/15/06      13,560(e)        10,576,800
Texas Petrochemicals Corp.,
 Sr. Sub. Notes                Caa1             11.125         7/01/06       2,000            1,750,000
                                                                                         --------------
                                                                                             62,093,594
----------------------------------------------------------------------------------------
Consumer Products & Services  2.3%
Coinstar, Inc.,
 Sr. Disc. Notes               NR               13.00         10/01/06       5,050            4,999,500
Corning Consumer Prods. Co.,
 Sr. Sub. Notes                Ca               9.625          5/01/08       5,030              804,800
Desa Int'l., Inc.,
 Sr. Sub. Notes                Caa1             9.875         12/15/07      10,750            5,267,500
Elizabeth Arden, Inc.,
 Sr. Sec'd. Notes, Ser. B      B1               11.75          2/01/11       1,000            1,062,500
French Fragrances, Inc.,
 Sr. Notes, Ser. B             B2               10.375         5/15/07      11,350(g)        11,151,375
 Sr. Notes, Ser. D             B2               10.375         5/15/07       3,550            3,487,875
Kindercare Learning Center,
 Inc., Sr. Sub. Notes          B3               9.50           2/15/09      13,355           13,221,450
Mail-Well Corp.,
 Sr. Sub. Notes                B2               8.75          12/15/03       7,000(g)         5,950,000
Packaged Ice, Inc., Sr.
 Notes                         B3               9.75           2/01/05       9,640            7,904,800
Windmere Durable Holdings,
 Inc., Sr. Notes               B2               10.00          7/31/08       2,165            2,013,450
                                                                                         --------------
                                                                                             55,863,250

    See Notes to Financial Statements                                     11

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                         Principal
                                                Interest    Maturity     Amount          Value
Description                    Moody's Rating   Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Containers & Packaging  2.1%
Applied Extrusion Tech.,
 Inc., Sr. Notes               B2               10.75%         7/01/11   $   3,630(g)    $    3,675,375
Consumers Int'l., Inc.,
 Sr. Sec'd. Notes              D(a)             10.25          4/01/05      16,375(e)         5,403,750
Graham Packaging Holdings
 Co.,
 Sr. Sub. Notes, Ser. B        Caa1             8.75           1/15/08       7,150            5,720,000
 Sr. Disc. Notes, Zero
 Coupon (until 1/15/03)        Caa2             10.75          1/15/09      15,925            7,962,500
Owens Illinois, Inc.,
 Sr. Notes                     B3               7.15           5/15/05       2,785            2,074,825
 Sr. Deb.                      B3               7.50           5/15/10       2,585            1,770,725
 Sr. Deb.                      B3               7.80           5/15/18      12,000(g)         7,680,000
Radnor Holdings Corp.,
 Sr. Notes                     B2               10.00         12/01/03       1,500            1,215,000
Silgan Holdings, Inc.,
 Sr. Sub. Deb.                 B1               9.00           6/01/09      11,365           11,535,475
United States Can Co.,
 Sr. Sub. Notes, Ser. B        B3               12.38         10/01/10       5,635(g)         5,691,350
                                                                                         --------------
                                                                                             52,729,000
----------------------------------------------------------------------------------------
Energy  3.5%
Comstock Resources, Inc.,
 Sr. Notes                     B2               11.25          5/01/07         970            1,025,775
El Paso Energy Partners LP,
 Sr. Sub. Notes                B1               8.50           6/01/11       2,025(g)         2,025,000
Eott Energy Partners LP,
 Sr. Notes                     Ba2              11.00         10/01/09       3,620            3,900,550
Houston Expl. Co.,
 Sr. Sub. Notes                B2               8.625          1/01/08      10,910           10,855,450
Leviathan Gas Pipeline
 Corp., Sr. Sub. Notes         B1               10.375         6/01/09       4,400            4,686,000
Pogo Producing Co.,
 Sr. Sub. Notes                B1               8.75           5/15/07      13,600           13,600,000

    12                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                         Principal
                                                Interest    Maturity     Amount          Value
Description                    Moody's Rating   Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Swift Energy Co.,
 Sr. Sub. Notes                B2               10.25%         8/01/09   $  10,430       $   11,160,100
Tesoro Petroleum Corp.,
 Sr. Sub. Notes                B1               9.00           7/01/08      11,770           12,005,400
Universal Compression
 Holdings, Sr. Disc. Notes,
 Zero Coupon (until 2/15/03)   B1               9.875          2/15/08      22,850           20,793,500
Veritas DGC, Inc.,
 Sr. Notes, Ser. C             Ba3              9.75          10/15/03       6,300            6,394,500
                                                                                         --------------
                                                                                             86,446,275
----------------------------------------------------------------------------------------
Entertainment & Leisure  1.4%
Bally's Total Fitness
 Holding Corp.,
 Sr. Sub. Notes, Ser. D        B3               9.875         10/15/07       6,120            6,058,800
Intrawest Corp. (Canada),
 Sr. Notes                     B1               10.50          2/01/10       7,000(i)         7,280,000
Premier Parks, Inc.,
 Sr. Notes                     B3               9.75           6/15/07       2,575(g)         2,626,500
Six Flags Entertainment
 Corp., Gtd. Sr. Notes         B2               8.875          4/01/06       7,300            7,446,000
YankeeNets LLC, Sr. Notes
 (cost $10,000,000;
 purchased 3/09/00)            B1               12.75          3/01/07      10,000(b)(g)     10,175,000
                                                                                         --------------
                                                                                             33,586,300
----------------------------------------------------------------------------------------
Financial Services  6.1%
AmeriCredit Corp.,             Ba1              9.25           2/01/04       9,000            8,955,000
 Sr. Notes, Ser. B             Ba1              9.875          4/15/06       2,500(g)         2,512,500
CB Richard Ellis Svcs.,
 Inc., Sr. Sub. Notes          NR               8.875          6/01/06       8,800            9,482,000
Conseco Financing Trust III,
 Bond                          Caa1             8.796          4/01/27       8,195            5,490,650
Conseco Inc.,
 Sub. Deb.                     B1               8.50          10/15/02      27,585(g)        27,033,300

    See Notes to Financial Statements                                     13

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                         Principal
                                                Interest    Maturity     Amount          Value
Description                    Moody's Rating   Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
 Notes                         B1               8.75%          2/09/04   $  26,350       $   24,900,750
 Sr. Notes                     B1               10.75          6/15/08      28,030           27,469,400
Delta Financial Corp.,
 Sr. Sec'd. Notes
 (cost $7,279,550; purchased
 7/18/97, 7/22/97 and
 7/23/98)                      Caa2             9.50           8/01/04       7,320(b)         3,001,200
Green Tree Financial Corp.,
 Med. Term Notes               B1               6.50           9/26/02      27,045           25,836,629
Hanvit Bank, Sub. Notes        Ba2              12.75          3/01/10       4,500            4,828,806
PX Escrow Corp.,
 Sr. Sub. Disc. Notes, Zero
 Coupon (until 2/01/02)        Caa1             9.625          2/01/06       5,250            2,100,000
Sovereign Bancorp, Inc.,
 Sr. Notes                     Ba3              10.25          5/15/04       2,070            2,172,589
 Sr. Notes                     Ba3              10.50         11/15/06       1,245(g)         1,347,713
Western Financial Savings
 Bank, Sub. Cap. Deb.          B1               8.875          8/01/07       5,345            5,064,388
                                                                                         --------------
                                                                                            150,194,925
----------------------------------------------------------------------------------------
Food & Beverages  1.5%
Agrilink Foods, Inc.,
 Sr. Sub. Notes                B3               11.875        11/01/08       7,720            7,102,400
AmeriKing, Inc., Sr. Notes     NR               10.75         12/01/06       2,028(e)           365,040
Carrols Corp., Sr. Sub.
 Notes                         B3               9.50          12/01/08      12,000           10,560,000
Core Mark International,
 Inc., Sr. Sub. Notes          B3               11.375         9/15/03       1,975            1,905,875
Grupo Azucarero S.A.
 (Mexico), Sr. Notes           NR               11.50          1/15/05       7,250(e)(i)        362,500
Pilgrim's Pride Corp., Notes   B1               10.875         8/01/03         967              967,000
Premium Standard Farms,
 Inc., Sr. Notes               NR               11.00          9/17/03      12,299(f)        12,299,472
S'barro, Inc., Sr. Notes       Ba3              11.00          9/15/09       3,000            3,090,000
Sun World Int'l., Inc.,
 1st Mtg. Notes, Ser. B        B2               11.25          4/15/04       1,440            1,326,600
                                                                                         --------------
                                                                                             37,978,887

    14                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                         Principal
                                                Interest    Maturity     Amount          Value
Description                    Moody's Rating   Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Gaming  4.5%
Circus Circus Enterprises,
 Inc.,
 Notes                         Ba2              6.45%          2/01/06   $   2,925       $    2,695,037
 Notes                         Ba3              7.625          7/15/13       5,850            5,089,500
 Deb.                          Ba2              6.70          11/15/96       9,595            9,403,004
Coast Hotels & Casinos,
 Inc., Sr. Sub. Notes          B2               9.50           4/01/09       8,000            8,200,000
Fitzgeralds Gaming Corp.,
 Sr. Notes
 (cost $13,442,946;
 purchased 12/27/97 and
 2/11/00)                      NR               12.25         12/15/04      14,054(b)(e)      8,432,151
Harveys Casino Resorts,
 Sr. Sub. Notes                B2               10.625         6/01/06       7,285            7,703,887
Hollywood Casino Corp.,
 Sr. Notes                     B3               11.25          5/01/07       6,415            6,799,900
Hollywood Park, Inc.,
 Sr. Sub. Notes, Ser. B        Caa1             9.25           2/15/07      17,800           16,376,000
Horseshoe Gaming LLC,
 Sr. Sub. Notes                B2               8.625          5/15/09       4,975            5,024,750
Mandalay Resort Group,
 Sr. Sub. Notes, Ser. B        Ba3              10.25          8/01/07      13,500(g)        14,040,000
 Sr. Notes                     Ba2              9.50           8/01/08       3,500            3,640,000
Park Place Entertainment
 Corp., Sr. Sub. Notes         Ba1              9.375          2/15/07       2,105            2,210,250
Station Casinos, Inc.,
 Sr. Sub. Notes                B1               9.75           4/15/07         410              422,300
 Sr. Sub. Notes                B1               9.875          7/01/10       7,650            7,975,125
Sun International Hotels
 Ltd.
 (Bahamas), Sr. Sub. Notes     Ba3              8.625         12/15/07       6,000(i)         6,030,000
Venetian Casino Resort LLC,
 Mtg. Notes                    Caa1             12.25         11/15/04       5,320(g)         5,692,400
                                                                                         --------------
                                                                                            109,734,304
----------------------------------------------------------------------------------------
Healthcare  7.0%
Abbey Healthcare Group,
 Inc., Sr. Sub. Notes          NR               9.50          11/01/02       8,820            8,842,050

    See Notes to Financial Statements                                     15

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                         Principal
                                                Interest    Maturity     Amount          Value
Description                    Moody's Rating   Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Alliance Imaging, Inc.,
 Sr. Sub. Notes                B3               10.375%        4/15/11   $   3,950(g)    $    4,048,750
Bio-Rad Labs, Inc.,
 Sr. Sub. Notes                B2               11.625         2/15/07       7,500            8,100,000
Columbia/HCA Healthcare
 Corp.,
 Notes                         Ba1              9.00          12/15/14       4,000            4,230,000
 Notes                         Ba1              7.69           6/15/25       6,890(g)         6,201,000
 Bonds                         Ba1              7.75           7/15/36       5,350            4,830,568
 Bonds                         Ba1              6.63           7/15/45       2,775            2,763,900
 Deb.                          Ba1              7.50          11/15/95      18,130           15,818,425
Concentra Operating Corp.,
 Sr. Sub. Notes, Ser. B        B3               13.00          8/15/09      16,150           17,320,875
Fresenius Med. Care Capital
 Trust, Notes                  Ba2              9.00          12/01/06      25,365(g)        26,125,950
Harborside Healthcare Corp.,
 Sr. Sub. Disc. Notes,
 Zero Coupon (until 8/01/04)   NR               12.00          8/01/07       6,931(f)         1,316,890
ICN Pharmaceuticals, Inc.,
 Sr. Notes                     Ba3              8.75          11/15/08      12,965           13,289,125
Integrated Health Svcs,
 Inc., Sr. Sub. Notes, Ser.
 A                             NR               10.25         10/31/06      11,350(e)            70,938
Lifepoint Hospitals
 Holdings, Inc., Sr. Sub.
 Notes                         B2               10.75          5/15/09       5,345            5,852,775
Magellan Health Svcs., Inc.,
 Sr. Sub. Notes                B3               9.00           2/15/08       9,500            8,953,750
Mariner Post Acute Network,
 Inc.,
 Sr. Sub. Notes                D(a)             9.50          11/01/07       3,000(e)            25,500
 Sr. Sub. Disc. Notes, Zero
 Coupon (until 11/01/02)       D(a)             10.50         11/01/07      14,240(e)           121,040
Matria Healthcare, Inc.,
 Sr. Notes                     B2               11.00          5/01/08       8,500            7,947,500
Meditrust Corp., Notes         Ba3              7.00           8/15/07       1,150            1,012,000
Select Medical Corp.,
 Sr. Sub. Notes                B3               9.50           6/15/09       5,000            4,850,000

    16                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                         Principal
                                                Interest    Maturity     Amount          Value
Description                    Moody's Rating   Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Service Corp. Int'l.,
 Sr. Notes                     B1               6.00%         12/15/05   $   5,500       $    4,537,500
 Notes                         B1               6.50           3/15/08       5,000            3,950,000
 Notes                         B1               7.00           6/01/15       2,250            2,210,625
 Sr. Notes                     B1               6.30           3/15/20      12,000           11,310,000
Triad Hospitals, Inc.,
 Sr. Sub. Notes                B2               11.00          5/15/09       8,800            9,482,000
                                                                                         --------------
                                                                                            173,211,161
----------------------------------------------------------------------------------------
Lodging  2.1%
Extended Stay America, Inc.,
 Sr. Sub. Notes                B2               9.15           3/15/08       6,050            5,808,000
Felcor Suites LP,
 Gtd., Sr. Notes               Ba2              7.375         10/01/04       7,435            7,211,429
Felcor Lodging LP, Sr. Notes   Ba2              9.50           9/15/08       4,300            4,368,284
Hilton Hotels Corp.,
 Sr. Notes                     Baa3             7.50          12/15/17       6,695            5,934,649
HMH Properties, Inc.,
 Sr. Notes                     Ba2              7.875          8/01/08       8,590            8,074,600
 Sr. Notes                     Ba2              8.45          12/01/08       6,000(g)         5,820,000
La Quinta Inns, Inc.,
 Sr. Notes                     Ba3              7.25           3/15/04       8,465            7,957,100
 Sr. Notes                     Ba3              7.40           9/15/05       1,200            1,080,000
Starwood Hotels & Resorts,
 Deb.                          Ba1              7.375         11/15/15       7,000            6,408,570
                                                                                         --------------
                                                                                             52,662,632
----------------------------------------------------------------------------------------
Media & Broadcasting  5.9%
Alliance Atlantis
 Communications, Inc.
 (Canada), Sr. Sub. Notes      B1               13.00         12/15/09      13,920(i)        14,616,000
American Lawyer Media, Inc.,
 Sr. Disc. Notes, Zero
 Coupon (until 12/15/02)       Caa1             12.25         12/15/08       5,500            3,520,000
Canwest Media, Inc.,
 Sr. Sub. Notes                B2               10.625         5/15/11      13,275(g)        13,474,125
Echostar Broadband Corp.,
 Sr. Notes                     B1               10.375        10/01/07      18,250           17,976,250

    See Notes to Financial Statements                                     17

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                         Principal
                                                Interest    Maturity     Amount          Value
Description                    Moody's Rating   Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Fox Family Worldwide, Inc.,
 Sr. Disc. Notes, Zero
 Coupon (until 11/01/02)       B1               10.25%        11/01/07   $  11,850       $   10,546,500
 Sr. Notes                     B1               9.25          11/01/07       6,255            6,286,275
Liberty Group Publishing,
 Inc.,
 Sr. Disc. Deb., Zero Coupon
 (until 2/01/03)               Caa2             11.625         2/01/09       5,625            2,250,000
 Sr. Sub. Notes                Caa1             9.375          2/01/08       6,550            4,585,000
Lin Holdings Corp.,
 Sr. Disc. Notes, Zero
 Coupon (until 3/01/03)        B3               10.00          3/01/08      17,405           13,662,925
 Sr. Disc. Notes, Zero
 Coupon (until 3/01/03)        B3               10.00          3/01/08       4,500            3,240,000
Nextmedia Operations, Inc.,
 Sr. Sub. Notes                B3               10.75          7/01/11       5,000            5,000,000
Paxson Communications Corp.,
 Sr. Sub. Notes                B3               10.75          7/15/08      12,000           12,000,000
Primedia, Inc., Sr. Notes      Ba3              8.875          5/15/11       5,250            4,856,250
Quebecor Media, Inc.,
 Sr. Notes                     B2               11.125         7/15/11       5,000            4,950,000
 Sr Disc. Notes                B2               13.75          7/15/11      12,500            6,500,000
Star Choice Communications
 (Canada), Sr. Sec'd. Notes    B3               13.00         12/15/05       5,000(i)         5,337,500
Sun Media Corp. (Canada),
 Sr. Sub. Notes                B2               9.50           2/15/07       2,000(i)         2,000,000
 Sr. Sub. Notes                B2               9.50           5/15/07       9,522(i)         9,522,000
Young Broadcasting, Inc.,
 Sr. Sub. Notes                B2               10.00          3/01/11       5,350(g)         5,109,250
                                                                                         --------------
                                                                                            145,432,075
----------------------------------------------------------------------------------------
Metals  1.8%
AK Steel Corp., Sr. Notes      Ba2              9.125         12/15/06       3,545(g)         3,620,331
Century Aluminum Co.,
 Sr. Sec'd. Notes              Ba3              11.75          4/15/08       5,880            6,115,200
Great Lakes Carbon Corp.,
 Sr. Sub. Notes                B3               10.25          5/15/08       5,000            2,950,000

    18                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                         Principal
                                                Interest    Maturity     Amount          Value
Description                    Moody's Rating   Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Kaiser Aluminum &
 Chemical Corp.,
 Sr. Notes                     B2               9.875%         2/15/02   $   8,765       $    8,677,350
 Sr. Sub. Notes                Caa1             12.75          2/01/03       2,720            2,461,600
LTV Corp., Sr. Notes           Ca               11.75         11/15/09       7,055(e)           352,750
Lukens, Inc.,
 Notes                         Caa1             7.625          8/01/04       2,250              562,500
 Med. Term Notes               Caa1             6.50           2/01/06       5,000            1,200,000
RMI USA LLC (Canada),
 Sr. Notes                     B1               10.00          6/01/09       1,900(i)         1,843,000
Russel Metals, Inc.
 (Canada),
 Sr. Notes                     B1               10.00          6/01/09       2,850(i)         2,764,500
Sheffield Steel Corp.,
 1st Mtg. Notes, Ser. B        Ca               11.50         12/01/05       8,650(e)         2,162,500
WCI Steel, Inc., Sr. Notes     B3               10.00         12/01/04      10,846(g)         7,537,970
Wheeling Pittsburgh Corp.,
 Sr. Notes                     NR               9.25          11/15/07       9,400(e)           282,000
WHX Corp., Sr. Notes           Caa3             10.50          4/15/05       7,645            3,593,150
                                                                                         --------------
                                                                                             44,122,851
----------------------------------------------------------------------------------------
Paper & Forest Products  1.6%
Caraustar Industries, Inc.,
 Sr. Sub. Notes                Ba1              9.875          4/01/11       3,600            3,312,000
Doman Industries Ltd.
 (Canada),
 Sr. Notes                     Caa1             8.75           3/15/04       4,400(i)         2,904,000
 Sr. Sec'd. Notes              B3               12.00          7/01/04       4,000(g)(i)      4,120,000
 Sr. Notes, Ser. B             Caa1             9.25          11/15/07       9,035(i)         5,149,950
Gaylord Container Corp.,
 Sr. Notes, Ser. B             Caa1             9.75           6/15/07       3,280(g)         2,066,400
Indah Kiat Fin Mauritius
 Ltd. (Indonesia), Sr. Notes   Caa3             10.00          7/01/07      10,000 e)(g)(i)      2,200,000
Norampac, Inc. (Canada),
 Notes                         B1               9.50           2/01/08       2,080(i)         2,142,400
Riverwood Int'l. Corp.,
 Sr. Notes                     B3               10.625         8/01/07       2,500            2,550,000

    See Notes to Financial Statements                                     19

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                         Principal
                                                Interest    Maturity     Amount          Value
Description                    Moody's Rating   Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Stone Container Corp.
 (Canada),
 Sr. Notes                     B2               11.50%         8/15/06   $   4,870(i)    $    5,076,975
 Sr. Notes                     B2               9.25           2/01/08       2,000(i)         2,070,000
 Sr. Notes                     B2               9.75           2/01/11       6,570(i)         6,701,400
 Sr. Notes                     B2               12.58          8/01/16         200(i)           208,000
                                                                                         --------------
                                                                                             38,501,125
----------------------------------------------------------------------------------------
Real Estate  0.7%
BF Saul Real Estate
 Investment Trust,
 Sr. Sec'd. Notes, Ser. B      NR               9.75           4/01/08      13,000           12,610,000
CB Blum Corp.,
 Sr. Sub. Notes                B2               11.25          6/15/11       5,000            4,912,500
LNR Property Corp.,
 Sr. Sub. Notes, Ser. B        Ba3              9.375          3/15/08       1,000              960,000
                                                                                         --------------
                                                                                             18,482,500
----------------------------------------------------------------------------------------
Retail  2.2%
Cluett American Corp.,
 Sr. Sub. Notes, Ser. B        B3               10.125         5/15/08       8,250            6,022,500
Color Spot Nurseries,
 Sr. Sub. Notes                Ca               10.50         12/15/07       8,000(e)           960,000
Dillards, Inc.,
 Notes                         Ba1              6.125         11/01/03       5,000(g)         4,721,450
 Notes                         Ba1              6.43           8/01/04       8,995(g)         8,393,055
 Notes                         Ba1              6.17           8/01/11       1,000              998,640
K-Mart Corp., Notes            Baa3             9.875          6/15/08       7,000            6,810,503
Saks, Inc., Notes              Ba1              7.375          2/15/19       6,000            4,440,000
Specialty Retailers, Inc.,
 Sr. Notes                     NR               8.50           7/15/05       4,890(e)         1,344,750
Tricon Global Restaurants,
 Inc.,
 Sr. Notes                     Ba1              8.50           4/15/06       2,000            2,045,000
 Sr. Notes                     Ba1              8.875          4/15/11       8,000            8,180,000
Winn Dixie Stores, Inc.,
 Sr. Notes                     Ba2              8.875          4/01/08      10,000(g)        10,100,000
                                                                                         --------------
                                                                                             54,015,898

    20                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                         Principal
                                                Interest    Maturity     Amount          Value
Description                    Moody's Rating   Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Supermarkets  2.1%
Fleming Cos., Inc.,
 Sr. Notes                     Ba3              10.125%        4/01/08   $   5,000       $    5,112,500
Fresh Foods, Inc.,
 Sr. Sub. Notes                B3               10.75          6/01/06       9,200            2,944,000
Great Atlantic & Pacific
 Tea, Inc., Notes              B2               7.75           4/15/07       8,125            6,500,000
Pantry, Inc., Sr. Sub. Notes   B3               10.25         10/15/07      13,485           13,080,450
Rite Aid Corp.,
 Notes                         Caa2             6.00          12/15/05       9,000            7,425,000
 Deb.                          Caa2             6.875          8/15/13       2,000            1,480,000
 Deb.                          Caa2             7.70           2/15/27       6,500            4,777,500
 Deb.                          Caa2             6.875         12/15/28       4,000(g)         2,720,000
Southland Corp.,
 Sr. Sub. Deb.                 Baa3             5.00          12/15/03       7,380            6,908,639
                                                                                         --------------
                                                                                             50,948,089
----------------------------------------------------------------------------------------
Technology  2.7%
Amkor Technology, Inc.,
 Notes                         Ba3              9.25           2/15/08       4,150(g)         3,973,625
Comdisco, Inc.,
 Notes                         Caa1             6.34           1/11/02       3,000(e)         2,280,000
 Notes                         Caa1             6.00           1/30/02       5,425(e)         4,123,000
 Notes                         Caa1             5.95           4/30/02      11,180(e)         8,496,800
 Sr. Notes                     Caa1             9.50           8/15/03       7,500(e)         5,700,000
Fairchild Semiconductor
 Corp.,
 Sr. Sub. Notes                B2               10.50          2/01/09      10,105            9,852,375
Flextronics Int'l. Ltd.
 (Singapore), Notes            Ba2              9.875          7/01/10       8,210(g)(i)      8,210,000
Motorola, Inc., Notes          A3               6.45           2/01/11       7,000(g)         6,822,060
Nortel Networks Ltd.
 (Canada), Notes               A3               6.125          2/15/06       3,500(i)         2,997,120
Seagate Technology, Inc.,
 Sub. Notes                    Ba3              12.50         11/15/07       5,070(g)         5,044,650
Unisys Corp., Sr. Notes        Ba1              8.125          6/01/06       4,500(g)         4,365,000
Viasystems, Inc.,
 Sr. Sub. Notes                B3               9.75           6/01/07       7,840            3,841,600
                                                                                         --------------
                                                                                             65,706,230

    See Notes to Financial Statements                                     21

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                         Principal
                                                Interest    Maturity     Amount          Value
Description                    Moody's Rating   Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Telecommunications  14.3%
Allegiance Telecom, Inc.,
 Sr. Disc. Notes, Zero
 Coupon (until 2/15/03)        B3               11.75%         2/15/08   $   8,495       $    4,842,150
American Tower Corp.,
 Sr. Notes                     B3               9.375          2/01/09       4,000            3,740,000
Bestel S.A. (Mexico),
 Sr. Disc. Notes               NR               12.75          5/15/05       8,500(i)         4,930,000
Birch Telecom, Inc., Sr.
 Notes                         NR               14.00          6/15/08       5,000            2,000,000
Cellnet Data Systems, Inc.,
 Sr. Disc. Notes, Zero
 Coupon (until 10/1/02)
 (cost $7,562,590; purchased
 10/13/97)                     NR               14.00         10/01/07      13,069(b)(e)        104,552
Dobson Communications Corp.,
 Sr. Notes                     B3               10.875         7/01/10      11,555           11,555,000
Exodus Communications, Inc.,
 Sr. Notes                     Caa1             10.75         12/15/09       8,675            2,862,750
 Sr. Notes                     Caa1             11.625         7/15/10      14,515            4,935,100
Fairpoint Communications,
 Inc., Sr. Sub. Notes          B3               12.50          5/01/10       7,000            6,300,000
Global Crossing Holdings
 Ltd.
 (Bermuda), Sr. Notes          Ba2              9.50          11/15/09      27,365(g)(i)     19,976,450
Globo Communicacoes
 (Brazil), Sr. Notes           B1               10.50         12/20/06       6,000(i)         5,130,000
GST Telecommunications,
 Inc.,
 Sr. Disc. Notes               NR               13.875        12/15/05       2,262(e)           723,840
 Sr. Sub. Notes                NR               12.75         11/15/07       6,000(e)           300,000
GT Group Telecom, Inc.
 (Canada), Sr. Disc. Notes,
 Zero Coupon (until 2/01/05)   Caa1             13.25          2/01/10       8,610(i)         2,712,150
Impsat Corp.,
 Sr. Gtd. Notes                Caa2             12.125         7/15/03       3,630            1,633,500
 Sr. Notes                     Caa3             12.375         6/15/08      10,135            3,851,300

    22                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                         Principal
                                                Interest    Maturity     Amount          Value
Description                    Moody's Rating   Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Intermedia Communications of
 Florida,
 Sr. Disc. Notes               Baa2             12.50%         5/15/06   $  22,500(g)    $   22,387,500
 Sr. Disc. Notes, Zero
 Coupon (until 7/15/02)        Baa2             11.25          7/15/07       5,075            4,466,000
Level 3 Communications,
 Inc.,
 Sr. Notes                     Caa1             11.00          3/15/08      21,175            9,211,125
 Sr. Disc. Notes, Zero
 Coupon (until 12/01/03)       Caa1             10.50         12/02/08      21,620            4,648,300
 Sr. Notes                     Caa1             11.25          3/15/10       4,035            1,775,400
 Sr. Disc. Notes Zero Coupon
 (until 3/15/05)               Caa1             12.875         3/15/10      47,750           10,743,750
McleodUSA, Inc.,
 Sr. Disc. Notes, Zero
 Coupon (until 3/01/02)        B3               10.50          3/01/07       5,180            2,693,600
 Sr. Notes                     B3               9.25           7/15/07       9,500            5,320,000
 Sr. Notes                     B3               12.00          7/15/08       8,000            4,640,000
 Sr. Notes                     B3               11.375         1/01/09       9,860(g)         6,162,500
Microcell
 Telecommunications, Sr.
 Disc. Notes, Zero Coupon
 (until 6/01/04)               B3               12.00          6/01/09       7,580            3,107,800
Millicom Int'l. Cellular
 SA (Luxembourg),
 Sr. Disc. Notes               Caa1             13.50          6/01/06       7,710(i)         6,784,800
Netia Holdings BV (Poland),
 Gtd. Sr. Notes                B2               10.25         11/01/07       6,000(g)(i)      2,460,000
 Sr. Disc. Notes, Zero
 Coupon (until 11/01/01)       B2               11.25         11/01/07      12,100(i)         4,719,000
Nextel Communications, Inc.,
 Sr. Disc. Notes, Zero
 Coupon (until 9/15/02)        B1               10.65          9/15/07      56,735           38,579,800
 Sr. Notes                     B1               9.375         11/15/09      43,195           34,124,050
 Sr. Notes                     B1               9.50           2/01/11      17,500           13,715,625

    See Notes to Financial Statements                                     23

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                         Principal
                                                Interest    Maturity     Amount          Value
Description                    Moody's Rating   Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Nextel Partners, Inc.,
 Sr. Disc. Notes, Zero
 Coupon (until 2/01/04)        B3               14.00%         2/01/09   $   3,516       $    2,004,120
Nextlink Communications LLC,
 Sr. Notes                     Caa1             12.50          4/15/06       3,500            1,155,000
 Sr. Notes                     Caa1             10.75         11/15/08         550              181,500
 Sr. Notes                     Caa1             10.50         12/01/09      13,970            4,470,400
 Sr. Disc. Notes, Zero
 Coupon (until 12/01/04)       Caa1             12.125        12/01/09      14,240            2,136,000
Northeast Optic Network,
 Inc., Sr. Notes               NR               12.75          8/15/08       2,965              830,200
Pagemart Nationwide, Inc.,
 Sr. Disc. Notes               Caa2             15.00          2/01/05      10,210(e)           816,800
Price Communications
 Wireless, Sr. Sub. Notes      B2               11.75          7/15/07       3,000            3,210,000
Rogers Wireless, Inc.,
 Sr. Sec'd. Notes              NR               9.625          5/01/11       5,165            5,190,825
Spectrasite Holdings, Inc.,
 Sr. Disc. Notes, Zero
 Coupon (until 4/15/04)        B3               11.25          4/15/09       5,500            2,530,000
 Sr. Disc. Notes, Zero
 Coupon (until 03/15/05)       B3               12.875         3/15/10       4,460(g)         1,873,200
Tritel PCS, Inc.,
 Sr. Sub. Notes                B3               10.375         1/15/11       3,500            3,202,500
 Sr. Sub. Disc. Notes, Zero
 Coupon (until 5/15/04)        B3               12.75          5/15/09      14,725            9,350,375
Versatel Telecom BV
 (Netherlands),
 Sr. Notes                     B3               13.25          5/15/08       3,990(g)(i)      1,516,200
 Sr. Notes                     B3               11.875         7/15/09         150(i)            54,000

    24                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                         Principal
                                                Interest    Maturity     Amount          Value
Description                    Moody's Rating   Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
VoiceStream Wireless Holding
 Corp.,
 Sr. Notes                     Baa1             11.50%         9/15/09   $   6,250       $    7,171,875
 Sr. Notes                     Baa1             10.375        11/15/09       8,971(g)        10,227,108
 Sr. Disc. Notes, Zero
 Coupon (until 11/15/04)       Baa1             11.875        11/15/09      36,340           30,162,200
Williams Communications
 Group, Inc.,
 Sr. Notes                     Caa1             10.875        10/01/09      16,020            6,408,000
 Sr. Notes                     Caa1             11.875         8/01/10      18,070            7,318,350
                                                                                         --------------
                                                                                            350,944,695
----------------------------------------------------------------------------------------
Transportation  1.5%
Calair LLC,
 Gtd. Sr. Notes                Ba2              8.125          4/01/08       1,600            1,544,000
Continental Airlines, Inc.,
 Sr. Notes                     Ba2              8.00          12/15/05       7,500            7,307,475
Delta Air Lines, Inc.,
 Notes                         Baa3             8.30          12/15/29       6,400            5,672,448
Holt Group, Inc., Sr. Notes    C                9.75           1/15/06       8,120(e)           406,000
Northwest Airlines Corp.,
 Notes                         Ba2              8.375          3/15/04       1,000              982,830
 Notes                         Ba2              7.625          3/15/05       1,040            1,009,590
 Sr. Notes                     Ba2              8.875          6/01/06       4,000(g)         3,949,160
United Air Lines, Inc., Deb.   Ba1              9.75           8/15/21       6,935            6,466,749
USAir, Inc.,
 Certs., Ser. A2               B1               9.82           1/01/13       5,000            4,485,850
 Certs., Ser. A3               B1               10.375         3/01/13       5,000            4,656,950
                                                                                         --------------
                                                                                             36,481,052
----------------------------------------------------------------------------------------
Utilities  5.7%
AES Corp., Sr. Sub. Notes      Ba2              10.25          7/15/06      13,500           13,871,250
AES Drax Energy Ltd.
 (United Kingdom),
 Sr. Sec'd. Note, Ser. B       Ba2              11.50          8/30/10      12,650(i)        13,725,250
AES Drax Holdings Ltd.
 (United Kingdom),
 Sr. Sec'd. Bond               Baa3             10.41         12/31/20      25,340(i)        27,367,200

   See Notes to Financial Statements                                     25

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                         Principal
                                                Interest    Maturity     Amount          Value
Description                    Moody's Rating   Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
CMS Energy Corp.,
 Notes                         Ba3              8.375%         7/01/03   $   1,500       $    1,523,511
 Notes                         Ba3              7.00           1/15/05         935              903,808
Midland Funding Corp.,
 Sec. Lease Oblig. Bond,
 Ser. A                        Ba3              11.75          7/23/05      13,525           14,648,792
 Deb.                          Ba3              13.25          7/23/06      12,535           14,516,407
Orion Power Holdings, Inc.,
 Sr. Notes                     Ba3              12.00          5/01/10      22,800           25,308,000
Reliant Energy Mid Atlantic,
 Inc., Certs., Ser. C          Baa3             9.681          7/02/26       8,900            9,378,820
USEC, Inc., Sr. Notes          Ba1              6.75           1/20/09       5,000            4,296,500
Western Resources, Inc.,
 Notes                         Ba2              6.25           8/15/03       5,000            4,886,300
York Power Funding
 (Cayman Islands),
 Sr. Sec'd. Notes              Ba3              12.00         10/30/07       9,777(i)         9,874,770
                                                                                         --------------
                                                                                            140,300,608
                                                                                         --------------
Total corporate bonds
 (cost $2,558,511,641)                                                                    2,147,596,671
                                                                                         --------------
----------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS  0.1%
Republic of Venezuela
 (Venezuela)
 (cost $1,827,736)             B2               4.75          12/18/07       2,167(i)(j)      1,833,385
                                                                                         --------------

                                                                          Shares
-----------------------------------------------------------------------------------------------------
COMMON STOCKS  0.4%
AT&T Corp.                                                              746              16,412
International Wireless Communication                                386,756(c)(f)        38,676
Peachtree Cable Assn. Ltd.                                           31,559(c)(f)       158,131
Premier Cruise Lines
 (cost $12,619,100; purchased 9/14/99)                              888,704(b)(c)         8,887
Purina Mills, Inc.                                                  408,319(c)        9,799,656
Qwest Communications International, Inc.                              3,747(c)          119,417
                                                                                   ------------
Total common stocks (cost $37,822,294)                                               10,141,179
                                                                                   ------------

    26                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                                      Value
Description                                                        Shares            (Note 1)
-----------------------------------------------------------------------------------------------------
PREFERRED STOCKS  7.1%
California Fed. Corp., 9.125%                                       522,245        $ 13,191,909
CSC Holdings, Inc.,
 Ser. 1995K-1, 11.125%                                              222,059          23,704,798
 Ser. 1995K-2, 11.125%                                                3,632          38,771,600
 Ser. 1995K-4, 11.75%                                               239,795          25,747,988
Dobson Communications Corp., 12.25%                                   5,648           5,083,200
Eagle Picher Holdings, Inc., 11.79%                                   1,530           2,295,000
Global Crossing Holdings Ltd. (Bermuda), 10.50%                      28,000           1,400,000
Paxon Communications Corp., 13.25%                                    2,040          19,071,532
Primedia, Inc.,
 Ser. D, 10.00%                                                      74,455           6,403,130
 Ser. H, 8.625%                                                     129,681           9,855,756
Rural Cellular Corp., 11.375%                                             0(k)              249
Sinclair Capital Corp., 11.625%                                      50,450           4,641,400
Sovereign Real Estate Investment Corp., 12.00%                        7,167           7,131,165
TNP Enterprises Inc., Ser. D, 14.50%                                 11,903          12,974,270
TVN Entertainment, Inc., Ser. A, 14.00%                             656,584(f)        1,969,752
Viasystems Group, Inc., 8.00                                        194,116           1,455,871
World Access, Inc., 13.25%
 (cost $6,500,000; purchased 4/07/98)                                 4,663(b)           13,988
                                                                                   ------------
Total preferred stocks (cost $170,939,094)                                          173,711,608
                                                                                   ------------
                                                                      Expiration
                                                                   Date            Warrants
--------------------------------------------------------------------------------------------------------
WARRANTS(c)  0.3%
Aladdin Gaming                                       3/01/10            30,000                 300
Allegiance Telecom, Inc.                             2/03/08            14,200             454,400
American Banknote Corp.                              12/01/02            3,750                   0
Asia Pulp & Paper China Group Ltd. (China)           3/15/05             3,705                  37
Bell Technology Group Ltd.                           5/01/05             8,500                  85

    See Notes to Financial Statements                                     27

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                     Expiration                     Value
Description                                          Date            Warrants       (Note 1)
--------------------------------------------------------------------------------------------------------
Bestel S.A. de C.V. (Mexico)                         5/15/05            11,000(d)   $      110,000
Birch Telecom, Inc.                                  6/15/08             5,000              10,000
Cellnet Data Systems, Inc.                           10/01/07           44,455                 445
Communication Cellular S.A. (Colombia)               11/15/03           29,000(d)                0
Delta Financial Corp.                                12/21/10           77,592                   1
GT Group Telecom, Inc. (Canada)                      2/01/10             8,610(d)          256,974
Harborside Healthcare Corp.                          8/01/09           128,173(f)            1,282
ICG Communications, Inc.                             10/15/05          127,809               1,278
Price Communications Corp.                           8/01/07            17,200             860,000
Primus Telecommunications Group                      8/01/04            12,250                 122
R & B Falcon Corp.                                   5/01/09             4,500           2,880,000
Star Choice Communications                           12/15/05          115,800             810,600
Sterling Chemicals Holdings, Inc.                    8/15/08             5,450               4,088
Tellus Corp. (Canada)                                9/15/05           108,785           1,871,185
TNP Enterprises, Inc.                                4/01/11            10,000             300,000
USN Communications, Inc.                             8/15/04            92,500                 925
Verado Holdings, Inc.                                4/15/08             4,075              20,375
Versatel Telecom Int'l. N.V. (Netherlands)           5/15/08             9,000(d)          198,000
Wam!Net, Inc.                                        3/01/05            22,500                 225
Waste Systems Int'l., Inc.                           1/15/06           165,000               1,650
                                                                                    --------------
Total warrants (cost $2,150,360)                                                         7,781,972
                                                                                    --------------
                                                                          Shares
--------------------------------------------------------------------------------------
COMMON TRUST UNIT  0.6%
PSF Holdings Group, Inc.
 (cost $15,959,021; purchased 5/20/94)                                 951,717(b)(f)     14,275,755
                                                                                    --------------
Total long-term investments
 (cost $2,813,780,147)                                                               2,381,817,695
                                                                                    --------------

SHORT-TERM INVESTMENT  6.8%
MONEY MARKET FUND
----------------------------------------------------------------------------------------
Prudential Core Investment
 Fund--Taxable Money Market Series
 (Note 3)
 (cost $168,025,197)                                                 168,025,197(h)      168,025,197
                                                                                      --------------
Total Investments  103.7%
 (cost $2,981,805,344; Note 4)                                                         2,549,842,892
Liabilities in excess of other
 assets  (3.7%)                                                                          (90,788,328)
                                                                                      --------------
Net Assets  100%                                                                      $2,459,054,564
                                                                                      --------------
                                                                                      --------------

    28                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

(a) Standard & Poor's Rating.
(b) Indicates a restricted security; the aggregate cost of such securities is $83,363,207. The aggregate value of $46,010,533 is approximately 1.9% of net assets.
(c) Non-income producing securities.
(d) Consists of more than one class of securities traded together as a unit; generally bonds with attached stock or warrants.
(e) Represents issuer in default on interest payments, non-income producing security.
(f) Fair valued security.
(g) Portion of securities on loan, see Note 4.
(h) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(i) US$--Denominated foreign bonds.
(j) Floating rate bond. The coupon is indexed to a floating interest rate. The rate shown is the rate at period end.
(k) Less than .5 shares held.
NR--Not rated by Moody's or Standard & Poor's.
BV--Beloten Vennootschaap (Dutch Corporation).
LP--Limited Partnership.
LLC--Limited Liability Company.
N.V.--Naamloze Vennotschaap (Dutch Corporation).
PLC--Public Liability Company (British Corporation).
SA--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
    Corporation).
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.

   See Notes to Financial Statements                                     29

       Prudential High Yield Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                  June 30, 2001
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $2,981,805,344)                       $2,549,842,892
Interest receivable                                                   56,053,702
Receivable for investments sold                                       49,260,696
Receivable for Fund shares sold                                        1,868,622
Dividends receivable                                                     714,527
Receivable for securities lending income                                 595,544
Unrealized appreciation on forward currency contracts                      7,266
Deferred expenses and other assets                                        50,380
                                                                  --------------
      Total assets                                                 2,658,393,629
                                                                  --------------
LIABILITIES
Payable to Custodian                                                     187,905
Payable to broker for collateral for securities on loan              144,207,882
Payable for investments purchased                                     36,170,450
Payable for Fund shares reacquired                                     9,787,087
Dividends payable                                                      5,780,220
Distribution fee payable                                                 946,077
Management fee payable                                                   932,015
Accrued expenses                                                         790,941
Securities lending rebate payable                                        527,161
Unrealized depreciation on forward currency contracts                      9,327
                                                                  --------------
      Total liabilities                                              199,339,065
                                                                  --------------
NET ASSETS                                                        $2,459,054,564
                                                                  --------------
                                                                  --------------
Net assets were comprised of:
   Common stock, at par                                           $    4,128,839
   Paid-in capital in excess of par                                3,759,105,735
                                                                  --------------
                                                                   3,763,234,574
   Distributions in excess of net investment income                   (9,284,508)
   Accumulated net realized loss on investments and foreign
      currency transactions                                         (862,915,866)
   Net unrealized depreciation on investments and foreign
      currencies                                                    (431,979,636)
                                                                  --------------
Net assets, June 30, 2001                                         $2,459,054,564
                                                                  --------------
                                                                  --------------

    30                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  June 30, 2001
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($1,416,306,866 / 237,642,403 shares of common stock
      issued and outstanding)                                              $5.96
   Sales charge (4% of offering price)                                       .25
   Maximum offering price to public                                        $6.21
                                                                  --------------
                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($933,031,240 / 156,814,049 shares of common
      stock issued and outstanding)                                        $5.95
                                                                  --------------
                                                                  --------------
Class C:
   Net asset value and redemption price per share
      ($69,261,403 /
      11,640,658 shares of common stock issued and
      outstanding)                                                         $5.95
   Sales charge (1% of offering price)                                       .06
   Offering price to public                                                $6.01
                                                                  --------------
                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($40,455,055 / 6,786,775 shares of common stock
      issued and outstanding)                                              $5.96
                                                                  --------------
                                                                  --------------

    See Notes to Financial Statements                                     31

       Prudential High Yield Fund, Inc.
             Statement of Operations (Unaudited)

                                                                      Six Months
                                                                           Ended
                                                                   June 30, 2001
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $ 140,717,522
   Dividends                                                           7,365,666
   Income from securities loaned (net of rebate of $4,489,827)           543,055
                                                                   -------------
                                                                     148,626,243
                                                                   -------------
Expenses
   Management fee                                                      5,868,305
   Distribution fee--Class A                                           1,870,747
   Distribution fee--Class B                                           3,950,072
   Distribution fee--Class C                                             271,120
   Transfer agent's fees and expenses                                  1,624,000
   Reports to shareholders                                               246,000
   Custodian's fees and expenses                                         184,000
   Registration fees                                                      47,000
   Legal fees                                                             41,000
   Audit fee                                                              24,000
   Director's fees and expenses                                           23,000
   Miscellaneous                                                           7,848
                                                                   -------------
      Total expenses                                                  14,157,092
                                                                   -------------
Net investment income                                                134,469,151
                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS Net realized loss on:
   Investment transactions                                          (136,090,918)
   Foreign currency transactions                                      (2,871,280)
                                                                   -------------
                                                                    (138,962,198)
                                                                   -------------
Net change in unrealized depreciation on:
   Investments                                                        44,198,936
   Foreign currencies                                                    458,252
                                                                   -------------
                                                                      44,657,188
                                                                   -------------
Net loss on investments and foreign currencies                       (94,305,010)
                                                                   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  40,164,141
                                                                   -------------
                                                                   -------------

    32                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                 Six Months            Year
                                                   Ended               Ended
                                               June 30, 2001     December 31, 2000
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $  134,469,151     $   307,399,250
   Net realized loss on investment
      transactions                               (138,962,198)       (360,048,696)
   Net change in unrealized depreciation of
      investments and foreign currencies           44,657,188        (163,313,093)
                                               --------------    -----------------
   Net increase in net assets resulting from
      operations                                   40,164,141        (215,962,539)
                                               --------------    -----------------
Dividends and distributions
   Dividends from net investment income
      Class A                                     (75,285,680)       (158,368,436)
      Class B                                     (50,263,246)       (136,775,667)
      Class C                                      (3,451,167)         (7,778,597)
      Class Z                                      (2,307,566)         (4,476,550)
                                               --------------    -----------------
                                                 (131,307,659)       (307,399,250)
                                               --------------    -----------------
   Dividends in excess of net investment
      income
      Class A                                      (5,323,303)         (1,832,789)
      Class B                                      (3,554,016)         (1,098,377)
      Class C                                        (244,025)            (62,996)
      Class Z                                        (163,164)            (71,370)
                                               --------------    -----------------
                                                   (9,284,508)         (3,065,532)
                                               --------------    -----------------
   Tax return of capital distributions
      Class A                                              --          (3,786,435)
      Class B                                              --          (3,270,174)
      Class C                                              --            (185,979)
      Class Z                                              --            (107,030)
                                               --------------    -----------------
                                                           --          (7,349,618)
                                               --------------    -----------------
Fund share transactions (Net of share
   conversions)
   Net proceeds from shares sold                  353,816,703         942,745,745
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                67,722,522         154,451,509
   Cost of shares reacquired                     (501,349,830)     (1,691,042,319)
                                               --------------    -----------------
   Net decrease in net assets from Fund
      share transactions                          (79,810,605)       (593,845,065)
                                               --------------    -----------------
Total decrease                                   (180,238,631)     (1,127,622,004)
NET ASSETS
Beginning of period                             2,639,293,195       3,766,915,199
                                               --------------    -----------------
End of period                                  $2,459,054,564     $ 2,639,293,195
                                               --------------    -----------------
                                               --------------    -----------------

    See Notes to Financial Statements                                     33

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential High Yield Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities which, in the opinion of the Fund's investment adviser, do not subject the Fund to unreasonable risks. As a secondary investment objective, the Fund will seek capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer's inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at prices provided by principal market makers and pricing agents. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities issued in private placements are valued at the bid price or the mean between the bid and asked prices, if available, provided by principal market makers. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      All securities are valued as of 4:15 p.m. New York time.

      Repurchase Agreements: In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest and, to the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). Certain issues of restricted securities held by the Fund at June 30, 2001 include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

      Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. Upon initial adoption, the Fund was required to adjust the cost of its fixed-income securities by the cumulative amounts that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle does not affect the Fund's net asset value, but could change the classification of certain amounts between interest income and realized gain/loss in the Statement of Operations. The Fund has
                                                                              35

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

determined that the impact of the adoption of this principle is not material to the financial statements; therefore, no reclassifications have been booked to the financial statements.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains, if any, will be declared at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

      Securities Lending: The Fund may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest, on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. For the six months ended June 30, 2001, PSI has been compensated approximately $181,000.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM manages the investment advisory services of the Fund, administers the Fund's affairs and supervises the subadvisor's performance of all investment advisory services. PIFM has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'), formerly known as The Prudential Investment Corporation ('PIC'). The Subadvisory

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIM's performance of such services. PIFM pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets up to $250 million, .475% of the next $500 million, .45% of the next $750 million, .425% of the next $500 million, .40% of the next $500 million, .375% of the next $500 million and .35% of the Fund's average daily net assets in excess of $3 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, B and C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS with respect to Class A, B and C shares, for distribution-related activities at an annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. For the six months ended June 30, 2001, such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

      PIMS has advised the Fund that it has received approximately $386,000 and $95,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended June 30, 2001. From these fees, PIMS paid a substantial part of such sales charges to Pruco Securities Corporation, an affiliated broker-dealer which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended June 30, 2001, it received approximately $927,000 and $22,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIMS, PIC and PIM are indirect wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the credit facility. The commitment fee is accrued and
                                                                              37

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment under the SCA was $1 billion and the commitment fee was .08 of 1% of the unused portion of the credit facility. The purpose of the agreement is to serve as an alternative source of funding for capital redemptions. The Fund did not borrow any amounts pursuant to the SCA during the six months ended June 30, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC, ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended June 30, 2001, the Fund incurred fees of approximately $1,421,000 for the services of PMFS. As of June 30, 2001, approximately $233,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PIFM. During the six months ended June 30, 2001, the Fund earned income from the Series of approximately $3,274,000 by investing its excess cash and approximately $1,649,000 from collateral from securities lending.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2001 were $1,012,593,955 and $1,001,426,906, respectively.

      At June 30, 2001, the Fund had outstanding forward currency contracts to sell and purchase foreign currencies, as follows:

                                           Value at                          Unrealized
         Foreign Currency              Settlement Date       Current       Appreciation/
          Sale Contracts                  Receivable          Value        (Depreciation)
-----------------------------------    ----------------     ----------     --------------
Euros,
  expiring 7/2/01                         $  948,416        $  948,979        $   (563)
  expiring 7/13/01                         1,768,770         1,762,027           6,743
                                       ----------------     ----------     --------------
                                          $2,717,186        $2,711,006        $  6,180
                                       ----------------     ----------     --------------
                                       ----------------     ----------     --------------

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

                                           Value at                          Unrealized
         Foreign Currency              Settlement Date       Current       Appreciation/
        Purchase Contracts                 Payable            Value        (Depreciation)
-----------------------------------    ----------------     ----------     --------------
Euros,
  expiring 7/13/01                        $  845,591        $  836,827        $ (8,764)
  expiring 7/13/01                           924,677           925,200             523
                                       ----------------     ----------     --------------
                                          $1,770,268        $1,762,027        $ (8,241)
                                       ----------------     ----------     --------------
                                       ----------------     ----------     --------------

      The federal income tax basis of the Fund's investments, including short-term investments, as of June 30, 2001 was $2,985,539,230, accordingly, net unrealized depreciation for federal income tax purposes was $435,696,338 (gross unrealized appreciation-$92,699,500; gross unrealized depreciation-$528,395,838).

      For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 2000 of approximately $644,034,000 of which $162,250,000 expires in 2003, $169,718,000 expires in 2007 and $312,066,000 expires in 2008.
In addition, the Fund will elect to treat net capital losses of approximately $78,493,000 and net foreign currency losses of approximately $1,307,000 incurred in the two month period ended December 31, 2000 as having been incurred in the current fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.

      As of June 30, 2001, the Fund has securities on loan with an aggregate market value of $139,450,246. The Fund received $144,207,882 in cash, as collateral for securities on loan with which it purchased highly liquid short-term investments in accordance with the Fund's securities lending procedures.

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
                                                                              39

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      The Fund has 3 billion shares of $.01 par value common stock authorized; equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.

      Transactions in shares of common stock were as follows:

Class A                                                    Shares           Amount
-----------------------------------------------------   ------------    ---------------
Six months ended June 30, 2001:
Shares sold                                               27,122,561    $   173,523,101
Shares issued in reinvestment of dividends                 6,465,998         40,700,808
Shares reacquired                                        (50,478,535)      (321,595,374)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                             (16,889,976)      (107,371,465)
Shares issued upon conversion from Class B                15,608,244        100,126,528
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding             (1,281,732)   $    (7,244,937)
                                                        ------------    ---------------
                                                        ------------    ---------------
Year ended December 31, 2000:
Shares sold                                               85,511,453    $   584,633,778
Shares issued in reinvestment of dividends                12,488,800         84,995,345
Shares reacquired                                       (138,974,834)      (959,273,623)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                             (40,974,581)      (289,644,500)
Shares issued upon conversion from Class B                42,751,313        291,630,385
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding              1,776,732    $     1,985,885
                                                        ------------    ---------------
                                                        ------------    ---------------
Class B
-----------------------------------------------------
Six months ended June 30, 2001:
Shares sold                                               20,429,327    $   130,348,100
Shares issued in reinvestment of dividends                 3,665,726         23,058,229
Shares reacquired                                        (21,558,339)      (135,698,079)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                               2,536,714         17,708,250
Shares required upon conversion into Class A             (15,632,632)      (100,126,528)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding            (13,095,918)   $   (82,418,278)
                                                        ------------    ---------------
                                                        ------------    ---------------
Year ended December 31, 2000:
Shares sold                                               42,485,255    $   293,143,677
Shares issued in reinvestment of dividends                 8,986,239         61,368,320
Shares reacquired                                        (92,346,659)      (636,792,146)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                             (40,875,165)      (282,280,149)
Shares required upon conversion into Class A             (42,860,760)      (291,630,385)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding            (83,735,925)   $  (573,910,534)
                                                        ------------    ---------------
                                                        ------------    ---------------

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                    Shares           Amount
-----------------------------------------------------   ------------    ---------------
Six months ended June 30, 2001:
Shares sold                                                2,300,551    $    14,657,741
Shares issued in reinvestment of dividends                   283,551          1,780,585
Shares reacquired                                         (1,908,637)       (12,009,843)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding                675,465    $     4,428,483
                                                        ------------    ---------------
                                                        ------------    ---------------
Year ended December 31, 2000:
Shares sold                                                3,938,528    $    27,133,410
Shares issued in reinvestment of dividends                   587,992          4,001,920
Shares reacquired                                         (6,917,950)       (47,600,567)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding             (2,391,430)   $   (16,465,237)
                                                        ------------    ---------------
                                                        ------------    ---------------
Class Z
-----------------------------------------------------
Six months ended June 30, 2001:
Shares sold                                                5,534,435    $    35,287,761
Shares issued in reinvestment of dividends                   347,458          2,182,900
Shares reacquired                                         (5,104,801)       (32,046,534)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding                777,092    $     5,424,127
                                                        ------------    ---------------
                                                        ------------    ---------------
Year ended December 31, 2000:
Shares sold                                                5,492,566    $    37,834,880
Shares issued in reinvestment of dividends                   599,533          4,085,924
Shares reacquired                                         (6,895,658)       (47,375,983)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding               (803,559)   $    (5,455,179)
                                                        ------------    ---------------
                                                        ------------    ---------------

                                                                              41

       Prudential High Yield Fund, Inc.
             Financial Highlights (Unaudited)

                                                                         Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $     6.20
                                                                  ----------------
Income from investment operations
Net investment income                                                       .32(b)
Net realized and unrealized gain (loss) on investments                     (.22)
                                                                  ----------------
      Total from investment operations                                      .10
                                                                  ----------------
Less distributions
Dividends from net investment income                                       (.32)
Distributions in excess of net investment income                           (.02)
Tax return of capital distributions                                          --
                                                                  ----------------
      Total distributions                                                  (.34)
                                                                  ----------------
Net asset value, end of period                                       $     5.96
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a)                                                            1.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $1,416,307
Average net assets (000)                                             $1,509,000
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                .85%(d)
   Expenses, excluding distribution and service (12b-1) fees                .60%(d)
   Net investment income                                                  10.29%(d)
For Classes A, B, C and Z shares:
   Portfolio turnover rate                                                   40%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Less than $.005 per share.
(d) Annualized.

    42                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                             Class A
--------------------------------------------------------------------------------------------------
                                     Year Ended December 31,
--------------------------------------------------------------------------------------------------
      2000                1999                1998                 1997                 1996
--------------------------------------------------------------------------------------------------
   $     7.38          $     7.88          $     8.65           $     8.39           $     8.19
----------------    ----------------    ----------------     ----------------     ----------------
          .69(b)              .71                 .76                  .73                  .75
        (1.17)               (.45)               (.76)                 .30                  .22
----------------    ----------------    ----------------     ----------------     ----------------
         (.48)                .26                  --                 1.03                  .97
----------------    ----------------    ----------------     ----------------     ----------------
         (.69)               (.71)               (.76)                (.73)                (.75)
           --(c)             (.01)               (.01)                (.04)                (.02)
         (.01)               (.04)                 --                   --                   --
----------------    ----------------    ----------------     ----------------     ----------------
         (.70)               (.76)               (.77)                (.77)                (.77)
----------------    ----------------    ----------------     ----------------     ----------------
   $     6.20          $     7.38          $     7.88           $     8.65           $     8.39
----------------    ----------------    ----------------     ----------------     ----------------
----------------    ----------------    ----------------     ----------------     ----------------
        (6.88)%              3.38%              (0.13)%              12.81%               12.60%
   $1,482,144          $1,750,618          $1,677,605           $1,730,473           $1,564,429
   $1,591,228          $1,746,123          $1,712,531           $1,635,480           $1,385,143
          .85%                .80%                .67%                 .69%                 .72%
          .60%                .55%                .52%                 .54%                 .57%
         9.95%               9.30%               9.04%                8.59%                9.20%
           71%                 70%                103%                 113%                  89%

    See Notes to Financial Statements                                     43

       Prudential High Yield Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                         Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $     6.19
                                                                  ----------------
Income from investment operations
Net investment income                                                       .31(b)
Net realized and unrealized gain (loss) on investments                     (.23)
                                                                  ----------------
      Total from investment operations                                      .08
                                                                  ----------------
Less distributions
Dividends from net investment income                                       (.30)
Distributions in excess of net investment income                           (.02)
Tax return of capital distributions                                          --
                                                                  ----------------
      Total distributions                                                 (0.32)
                                                                  ----------------
Net asset value, end of period                                       $     5.95
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a)                                                             .99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $  933,031
Average net assets (000)                                             $1,062,082
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               1.35%(d)
   Expenses, excluding distribution and service (12b-1) fees                .60%(d)
   Net investment income                                                   9.79%(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Less than $.005 per share.
(d) Annualized.

    44                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                             Class B
--------------------------------------------------------------------------------------------------
                                     Year Ended December 31,
--------------------------------------------------------------------------------------------------
      2000                1999                1998                 1997                 1996
--------------------------------------------------------------------------------------------------
   $     7.36          $     7.86          $     8.63           $     8.38           $     8.18
----------------    ----------------    ----------------     ----------------     ----------------
          .65(b)              .67                 .71                  .68                  .71
        (1.16)               (.45)               (.76)                 .29                  .22
----------------    ----------------    ----------------     ----------------     ----------------
         (.51)                .22                (.05)                 .97                  .93
----------------    ----------------    ----------------     ----------------     ----------------
         (.65)               (.66)               (.71)                (.68)                (.71)
           --(c)             (.02)               (.01)                (.04)                (.02)
         (.01)               (.04)                 --                   --                   --
----------------    ----------------    ----------------     ----------------     ----------------
         (.66)               (.72)               (.72)                (.72)                (.73)
----------------    ----------------    ----------------     ----------------     ----------------
   $     6.19          $     7.36          $     7.86           $     8.63           $     8.38
----------------    ----------------    ----------------     ----------------     ----------------
----------------    ----------------    ----------------     ----------------     ----------------
        (7.28)%              2.86%               (.70)%              12.07%               11.97%
   $1,051,971          $1,867,620          $2,381,793           $2,640,491           $2,596,207
   $1,453,221          $2,180,904          $2,557,252           $2,589,122           $2,652,883
         1.35%               1.30%               1.27%                1.29%                1.32%
          .60%                .55%                .52%                 .54%                 .57%
         9.41%               8.78%               8.41%                7.99%                8.62%

    See Notes to Financial Statements                                     45

       Prudential High Yield Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                         Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   6.19
                                                                      --------
Income from investment operations
Net investment income                                                      .31(b)
Net realized and unrealized gain (loss) on investments                    (.23)
                                                                      --------
      Total from investment operations                                     .08
                                                                      --------
Less distributions
Dividends from net investment income                                      (.30)
Distributions in excess of net investment income                          (.02)
Tax return of capital distributions                                         --
                                                                      --------
      Total distributions                                                 (.32)
                                                                      --------
Net asset value, end of period                                        $   5.95
                                                                      --------
                                                                      --------
TOTAL RETURN(a)                                                            .99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 11,641
Average net assets (000)                                              $ 72,898
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.35%(d)
   Expenses, excluding distribution and service (12b-1) fees               .60%(d)
   Net investment income                                                  9.80%(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Less than $.005 per share.
(d) Annualized.

    46                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                             Class C
--------------------------------------------------------------------------------------------------
                                     Year Ended December 31,
--------------------------------------------------------------------------------------------------
      2000                1999                1998                 1997                 1996
--------------------------------------------------------------------------------------------------
    $   7.36            $   7.86            $   8.63             $   8.38             $   8.18
    --------            --------            --------             --------             --------
         .65(b)              .67                 .71                  .68                  .71
       (1.16)               (.45)               (.76)                 .29                  .22
    --------            --------            --------             --------             --------
        (.51)                .22                (.05)                 .97                  .93
    --------            --------            --------             --------             --------
        (.65)               (.67)               (.71)                (.68)                (.71)
          --(c)             (.01)               (.01)                (.04)                (.02)
        (.01)               (.04)                 --                   --                   --
    --------            --------            --------             --------             --------
        (.66)               (.72)               (.72)                (.72)                (.73)
    --------            --------            --------             --------             --------
    $   6.19            $   7.36            $   7.86             $   8.63             $   8.38
    --------            --------            --------             --------             --------
    --------            --------            --------             --------             --------
       (7.28)%              2.86%              (0.70)%              12.07%               11.97%
    $ 67,890            $ 98,347            $ 83,687             $ 55,879             $ 43,374
    $ 82,438            $ 95,443            $ 67,296             $ 45,032             $ 28,647
        1.35%               1.30%               1.27%                1.29%                1.32%
         .60%                .55%                .52%                 .54%                 .57%
        9.44%               8.81%               8.49%                7.99%                8.60%

    See Notes to Financial Statements                                     47

       Prudential High Yield Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                         Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   6.20
                                                                      --------
Income from investment operations
Net investment income                                                      .34(b)
Net realized and unrealized gain (loss) on investments                    (.23)
                                                                      --------
      Total from investment operations                                     .11
                                                                      --------
Less distributions
Dividends from net investment income                                      (.33)
Distributions in excess of net investment income                          (.02)
Tax return of capital distributions                                         --
                                                                      --------
      Total distributions                                                 (.35)
                                                                      --------
Net asset value, end of period                                        $   5.96
                                                                      --------
                                                                      --------
TOTAL RETURN(a)                                                           1.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 40,455
Average net assets (000)                                              $ 45,053
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .60%(d)
   Expenses, excluding distribution and service (12b-1) fees               .60%(d)
   Net investment income                                                 10.57%(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Commencement of offering of Class Z shares.
(d) Annualized.

    48                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                              Class Z
---------------------------------------------------------------------------------------------------------
                                                                                   March 1, 1996(c)
                           Year Ended December 31,                                     Through
------------------------------------------------------------------------------       December 31,
      2000                1999                 1998                 1997                 1996
---------------------------------------------------------------------------------------------------------
    $   7.39            $   7.88             $   8.65             $   8.39             $   8.34
    --------            --------             --------             --------             --------
         .70(b)              .73                  .76                  .74                  .63
       (1.17)               (.44)                (.75)                 .30                  .07
    --------            --------             --------             --------             --------
        (.47)                .29                  .01                 1.04                  .70
    --------            --------             --------             --------             --------
        (.70)               (.73)                (.76)                (.74)                (.63)
        (.01)               (.01)                (.02)                (.04)                (.02)
        (.01)               (.04)                  --                   --                   --
    --------            --------             --------             --------             --------
        (.72)               (.78)                (.78)                (.78)                (.65)
    --------            --------             --------             --------             --------
    $   6.20            $   7.39             $   7.88             $   8.65             $   8.39
    --------            --------             --------             --------             --------
    --------            --------             --------             --------             --------
       (6.58)%              3.79%                0.00%               12.96%                8.77%
    $ 37,288            $ 50,330             $ 65,068             $ 41,625             $ 31,748
    $ 43,997            $ 60,652             $ 57,453             $ 35,808             $ 28,978
         .60%                .55%                 .52%                 .54%                  57%(d)
         .60%                .55%                 .52%                 .54%                 .57%(d)
       10.17%               9.53%                9.23%                8.74%                9.31%(d)

    See Notes to Financial Statements                                     49

Prudential High Yield Fund, Inc.

          Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
    Large Capitalization Growth Fund
    Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
    Small Capitalization Growth Fund
    Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund
Target Funds
    International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund*
Strategic Partners New Era Growth Fund*
Strategic Partners Focused Value Fund*

balanced/allocation funds
Prudential Diversified Funds
    Conservative Growth Fund
    Moderate Growth Fund
    High Growth Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
                              www.prudential.com     (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
    Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Special Money Market Fund, Inc.

Tax-Free Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

* Not currently exchangeable with the Prudential mutual funds.

Prudential High Yield Fund, Inc.

         Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT? Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                             www.prudential.com     (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols      NASDAQ       CUSIP
     Class A      PBHAX      74435F106
     Class B      PBHYX      74435F205
     Class C      PBHCX      74435F304
     Class Z      PHYZX      74435F403

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 2001, were not audited and, accordingly, no opinion is expressed on them.

[LOGO]
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


MF110E2    74435F106    74435F205    74435F304    74435F403

[LOGO] Printed on Recycled Paper

ANNUAL REPORT  MARCH 31, 2001

Prudential
High Yield Total Return Fund, Inc.

Fund Type Junk bond and stock

Objective Total return through high current income and capital appreciation

[GRAPHIC]

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

[LOGO]

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

Build on the Rock

Investment Goals and Style
The Prudential High Yield Total Return Fund (the Fund) seeks total return through high current income and capital appreciation. The Fund invests primarily in high-yield fixed-income securities rated Ba or lower by Moody's Investors Service, or BB or lower by Standard & Poor's, in securities rated by another major independent rating service, and in unrated securities of comparable quality, that is, junk bonds. Junk bonds have a higher risk of default of payment of principal and interest. The Fund also invests in equity-related securities, convertible securities, and preferred stock. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

   Expressed as a percentage of
total investments as of 3/31/01
     78.8%  Corporate Bonds
      9.5   Preferred Stocks
      4.2   Money Market
      3.2   Common Stocks
      0.4   Warrants
      3.9   Cash & Equivalents

Credit Quality
   Expressed as a percentage of
total investments as of 3/31/01
      2.2%  A
      4.1   Baa
      9.9   Ba
     53.2   B
      2.4   Caa
      0.1   C
      7.0   Not Rated
     13.1   Equity
      8.0   Short-Term/Cash

Ten Largest Issuers

   Expressed as a percentage of
net assets as of 3/31/01
   4.9%  Conseco, Inc.
   3.8   Comdisco, Inc.
   3.5   Star Choice Communications
   3.4   Nextel Communications, Inc.
   2.8   Concentra Operating Corp.
   2.1   AES Corp.
   2.1   Motorola, Inc.
   2.0   US HealthWorks, Inc.
   2.0   Diamond Cable Communications PLC
   2.0   Great Atlantic & Pacific Tea
         Company, Inc.

Holdings are subject to change.

www.prudential.com                     (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                      As of 3/31/01
                                    One Since
                          Year      Inception2
Class A                  -5.98%   -7.51% (-8.18)
Class B                  -6.45    -8.88  (-9.54)
Class C                  -6.45    -8.88  (-9.54)
Class Z                  -5.35    -6.52  (-7.18)
Lipper High Current
 Yield Fund Avg.3        -3.20        0.65

Average Annual Total Returns1                  As of 3/31/01
           One         Since
           Year      Inception2
Class A   -9.74%   -4.01% (-4.25)
Class B   -11.45   -4.26  (-4.51)
Class C   -8.38    -3.49  (-3.73)
Class Z   -5.35    -2.29  (-2.53)

Distributions and Yields1   As of 3/31/01

             Total Distributions   30-Day
             Paid for 12 Months   SEC Yield
   Class A        $0.74            10.57%
   Class B        $0.70            10.50
   Class C        $0.70            10.39
   Class Z        $0.76            11.19

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception date: Class A, B, C, and Z, 5/5/98.

3 Lipper average returns are for all funds in each share class for the one-year and since inception periods in the High Current Yield Fund category. The Lipper average is unmanaged. High Current Yield funds aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt securities.

[LOGO]                              May 15, 2001

DEAR SHAREHOLDER,
For our fiscal year ended March 31, 2001, Class A shares of the Prudential High Yield Total Return Fund returned -5.98%, which is - 9.74% to investors paying the initial sales charge. By comparison, the Lipper High Current Yield Fund Average posted a -3.20% return for the same period.

Exposure to lower-quality junk bonds hurt the Fund's returns. Lower- rated debt securities performed poorly as investors worried about a growing number of companies defaulting or missing interest payments on their high-yield bonds due to substantially slower economic growth in the United States. In the second half of the reporting period, a sagging equities market also undermined Fund performance relative to its benchmark Lipper Average. Although equity securities comprised a relatively small part of the Fund's holdings, exposure to the telecommunications sector, which sold off sharply, detracted from the Fund's returns.

Over the course of the fiscal year, Prudential's High Yield sector team substantially reduced the Fund's exposure to lower-rated and nonrated junk bonds because of the team's relatively cautious view of the economy and default rates. Consistent with the Fund's investment objective, the team may continue to utilize modest amounts of equity securities in an attempt to enhance the Fund's total returns. Please see the Investment Adviser's Report that follows for details on this and other developments affecting the Fund.

Sincerely,


David R. Odenath, Jr., President
Prudential High Yield Total Return Fund, Inc.

Prudential High Yield Total Return Fund, Inc.

Annual Report   March 31, 2001

INVESTMENT ADVISER'S REPORT
During our fiscal year that began April 1, 2000, the high-yield bond market faced several obstacles. Among the most challenging was the fear that a sluggish U.S. economy could worsen corporate credit problems. This concern led some investors to pull money out of junk bonds and put it in safer securities such as U.S. Treasuries. However, conditions in the junk bond market improved in 2001 as the Federal Reserve (the Fed) moved aggressively to stimulate economic growth.

The economy began to lose momentum in earnest during the summer of 2000. This was due to declines in government spending and business investment as well as previous increases in short-term interest rates by the Fed, the last of which occurred in mid-May 2000. But instead of gradually slowing to a more sustainable pace as the Fed intended, economic growth nearly stalled in late 2000. Not surprisingly, an increasing number of companies defaulted on their junk bonds in this poor economic environment. Many investors reacted to the deteriorating market conditions by shifting money into conservative assets from high-yield bonds--particularly riskier bonds such as those rated Caa and below.

REPOSITIONING the PORTFOLIO
After reviewing factors that affected the Fund's performance since its inception in 1998, we adopted a more conservative credit risk profile as part of our effort to fundamentally reposition our portfolio during the fiscal year. We cut bonds rated Caa and below to 2.5% of the Fund's total investments as of March 31, 2001, from 13.0% a year earlier, while nonrated bonds declined to 7.0% from 12.0%. By contrast, we increased bonds in the Ba ratings category--the highest in the junk bond market according to Moody's Investors Service--to 9.9% from 7.0%. Investment-grade bonds in the Baa ratings category and above climbed to 6.3% of the Fund's total investments from 1.0%. Although the Fund held fewer lower-quality junk bonds, its remaining exposure to them still hurt the Fund's performance relative to its benchmark Lipper Average.

Prudential High Yield Total Return Fund, Inc.

Annual Report   March 31, 2001

MODERATE EMPHASIS ON EQUITIES
With our de-emphasis on lower-quality high-yield bonds, we invested in the debt securities of middle- and higher-quality companies in the junk bond market and related equity securities that offer potential for attractive total returns. Therefore equity securities (common stock, preferred stock, and warrants) rose to 13.1% of the Fund's total investments as of March 31, 2001, from 11.0% a year earlier. We believe stocks generally have a more favorable risk/reward profile than the lowest-quality junk bonds, even though this fiscal year offered scant support for this point of view. While the Fund's equity exposure helped its performance in the spring and summer of 2000, later in our reporting period, sharp declines in stock prices, particularly in the telecommunications sector, hurt the Fund's returns.

FOCUSING ON DEFENSIVE INDUSTRY SECTORS
Another of our strategic moves involved boosting the Fund's exposure to bonds of companies in defensive industries such as financials, gaming, healthcare, media, and utilities. This shift was a temporary response to market conditions rather than a philosophical change of the kind mentioned earlier. During periods of sluggish economic growth, certain industries tend to offer more stable earnings growth than others. We emphasized these sectors. For example, we increased healthcare bonds to 6.7% of the Fund's total investments as of March 31, 2001, from 4.6% a year earlier, while utility and power generation bonds climbed to 4.9% from 3.3%.

To fund these purchases, we reduced the Fund's exposure to telecommunications bonds to 14.9% of its total investments as of March 31, 2001, from 20.0% a year earlier. Telecom bonds performed poorly in the reporting period after several strong years. We are very selective when investing in this sector because of overcapacity in the industry and the weakening financial condition of many companies, including several bankruptcies of high-profile corporations. Accordingly, we focused the Fund's telecom exposure on the securities of higher-quality companies. On the other hand, we increased technology holdings to 4.1% of the Fund's total investments as of March 31, 2001, from 2.5%
www.prudential.com                     (800) 225-1852

a year earlier because we believe some segments of the technology sector are close to the bottom of a cycle. Furthermore, we took advantage of opportunities to invest in attractively priced crossover issues, many of which are investment-grade bonds whose prices have declined (and yields risen) to levels typically seen in the junk bond market. We believe some crossover bonds are undervalued because market players overreacted to the problems faced by the companies that issued these debt securities.

LOOKING AHEAD
Despite the difficult investment environment that persisted during most of our fiscal year, we are relatively optimistic about the prospects for high-yield debt securities. Our view is based partly on the Fed's resolve to keep the economic expansion on track. The Fed reduced short-term rates by a total of one and one-half percentage points from January 2001 through March 2001, hoping that encouraging lower borrowing costs for businesses and consumers would revitalize the economy. Money flowed into the junk bond market as the central bank's unusually aggressive moves began to restore confidence in riskier assets. In fact, high-yield bonds outperformed all other sectors of the U.S. fixed-income market during this three-month period, based on Lehman Brothers indexes.

Our guarded optimism also reflects the fact that the difference, or "spread," between yields on junk bonds and comparable Treasuries remains wider by several percentage points than the historical average. This unusually wide spread indicates that high-yield bonds are still cheap relative to Treasuries. If the economy begins to show signs of stabilizing later in 2001, bargain hunters might be attracted to high-yield bonds as an alternative to the increasingly volatile equity markets, and they may be drawn to junk bonds' historically wide spreads over Treasuries.

Prudential High Yield Total Return Fund Management Team

Prudential High Yield Total Return Fund, Inc.

Annual Report   March 31, 2001

Financial

   Statements

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001

                                  Moody's                                 Principal
                                  Rating         Interest     Maturity    Amount          Value
Description                       (Unaudited)    Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  89.7%
Corporate Bonds  76.8%
----------------------------------------------------------------------------------------
Aerospace  0.3%
BE Aerospace, Inc., Sr. Sub.
 Notes                            B1             9.50%        11/01/08    $      250      $    256,875
Stellex Technologies, Inc., Sr.
 Sub. Notes                       B3             9.50         11/01/07         1,000(d)         20,000
                                                                                          ------------
                                                                                               276,875
----------------------------------------------------------------------------------------
Airlines  3.1%
Delta Air Lines Inc., Deb.        Baa3           8.30         12/15/29         1,000           872,050
Northwest Airlines Corp., Notes   Ba2            8.375         3/15/04         1,000           990,140
United Air Lines, Inc.,
 Deb., Ser. A                     Baa3           10.67         5/01/04           100           105,179
 Deb.                             Baa3           9.75          8/15/21         1,000           960,650
                                                                                          ------------
                                                                                             2,928,019
----------------------------------------------------------------------------------------
Automotive  0.3%
Collins & Aikman Products Co.,
 Gtd. Sr. Sub. Notes              B2             11.50         4/15/06            95            77,900
Standyne Automotive Corp., Sr.
 Sub. Notes, Ser. B               B(a)           10.25        12/15/07           185           157,250
                                                                                          ------------
                                                                                               235,150
----------------------------------------------------------------------------------------
Broadcasting & Other Media  1.8%
Alliance Atlantis
 Communications Corp., Sr. Sub.
 Notes                            B2             13.00        12/15/09           400           428,500
CD Radio, Inc., Sr. Disc.
 Notes, Zero Coupon (until
 12/1/02)                         CCC+(a)        15.00        12/01/07         1,000           390,000
Fox Family Worldwide Inc.,
 Sr. Notes                        B1             9.25         11/01/07            65            65,000
Lin Holdings Corp., Sr. Disc.
 Notes, Zero Coupon
 (until 3/1/03)                   B3             10.00         3/01/08           500           352,500
Radio Unica Corp., Sr. Disc.
 Notes, Zero Coupon
 (until 8/1/02)                   Caa1           11.75         8/01/06           500           305,000

    See Notes to Financial Statements                                      7

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                  Moody's                                 Principal
                                  Rating         Interest     Maturity    Amount          Value
Description                       (Unaudited)    Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
XM Satellite Radio Holdings,
 Inc., Sr. Sec'd. Notes
 (cost $345,000; purchased
 3/10/00)                         NR             14.00%        3/15/10    $      345(b)   $    179,400
                                                                                          ------------
                                                                                             1,720,400
----------------------------------------------------------------------------------------
Building/Construction  1.0%
New Millenium Homes,
 Sr. Notes                        NR             Zero         12/31/04         1,854(f)        927,000
----------------------------------------------------------------------------------------
Business Services  0.1%
Comdisco Inc.,
 Sr. Note                         Ba2            9.50          8/15/03           100            82,000
----------------------------------------------------------------------------------------
Cable  6.8%
Adelphia Communications Corp.,
 Sr. Notes, Ser. B, PIK           B2             9.50          2/15/04             0                 0
Avalon Cable Holdings LLC, Sr.
 Disc. Notes, Zero Coupon
 (until 12/1/03)                  B2             11.875       12/01/08         1,000           760,000
Coaxial Communications, Inc.,
 Sr. Notes                        B3             10.00         8/15/06           250           248,750
CSC Holdings Inc., Sr. Sub.
 Debs.                            Ba3            10.50         5/15/16           545           599,500
Diamond Cable Co., Sr. Disc.
 Notes (United Kingdom)           B3             11.75        12/15/05         2,000(e)      1,840,000
International Cabletel, Inc.,
 Sr. Disc. Notes                  B3             12.75         4/15/05           500           480,000
International Wire Group Inc.,
 Sr. Sub. Notes                   B3             11.75         6/01/05           334           334,000
Rogers Cablesystems Ltd., Gtd.
 Sr. Sub. Debs. (Canada)          Ba2            11.00        12/01/15           215(e)        240,800
Scott Cable Communications,
 Inc., Jr. Notes, PIK             NR             16.00         7/18/02            18(d)          5,436
United Int'l. Holdings, Inc.,
 Sr. Disc. Notes, Zero Coupon
 (until 2/15/03)                  B3             10.75         2/15/08         1,500           720,000

    8                                      See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                  Moody's                                 Principal
                                  Rating         Interest     Maturity    Amount          Value
Description                       (Unaudited)    Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
United-Pan Europe
 Communications, Inc.
 (Netherlands),
 Sr. Disc. Notes, Zero Coupon
 (until 2/01/05)                  B2             13.75%        2/01/10    $    3,000(e)   $    930,000
 Sr. Disc. Notes, Zero Coupon
 (until 8/01/04)                  B2             12.50         8/01/09           500(e)        165,000
                                                                                          ------------
                                                                                             6,323,486
----------------------------------------------------------------------------------------
Chemicals  1.3%
Huntsman ICI Chemicals LLC,
 Sr. Sub. Notes                   B2             10.125        7/01/09           220           225,500
Polymer Group, Inc.,
 Gtd. Sr. Sub. Notes, Ser. B      B2             8.75          3/01/08           145            66,700
 Sr. Sub. Notes, Ser. B           B3             9.00          7/01/07           485           235,225
Sterling Chemical Holdings,
 Inc., Sr. Disc. Notes, Zero
 Coupon (until 8/15/01)           Caa            13.50         8/15/08           472            56,640
Sterling Chemicals, Inc., Gtd.
 Sr. Sec'd. Notes                 B3             12.375        7/15/06           500           470,000
Texas Petrochemicals Corp.,
 Sr. Sub. Notes                   Caa1           11.125        7/01/06           230           182,850
                                                                                          ------------
                                                                                             1,236,915
----------------------------------------------------------------------------------------
Consumer Services  1.7%
Coinstar, Inc., Sr. Disc. Notes   NR             13.00        10/01/06           800           800,000
Desa Int'l., Inc., Sr. Sub.
 Notes                            B3             9.875        12/15/07           750           360,000
Packaged Ice, Inc., Sr. Notes     B3             9.75          2/01/05           500           435,000
                                                                                          ------------
                                                                                             1,595,000
----------------------------------------------------------------------------------------
Containers & Packaging  2.3%
Graham Packaging Holdings Co.,
 Sr. Disc. Notes, Zero Coupon
 (until 1/15/03)                  Caa1           10.75         1/15/09         1,000           400,000
Owens-Illinois, Inc.,
 Sr. Notes                        B1             7.15          5/15/05            70            56,000
 Sr. Debs.                        B1             7.50          5/15/10           500           365,000
Radnor Holdings Corp., Gtd.
 Sr. Notes, Ser. B                B2             10.00        12/01/03           300           255,000

    See Notes to Financial Statements                                      9

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                  Moody's                                 Principal
                                  Rating         Interest     Maturity    Amount          Value
Description                       (Unaudited)    Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
US Can Corp., Sr. Sub. Notes      B3             12.375%      10/01/10    $    1,000      $  1,030,000
                                                                                          ------------
                                                                                             2,106,000
----------------------------------------------------------------------------------------
Distribution/Wholesalers 0.6%
Core-Mark Int'l, Inc.,
 Sr. Sub. Notes                   B3             11.375        9/15/03            60            57,000
Fleming Cos., Inc.,
 Sr. Notes                        Ba3            10.125        4/01/08           500           511,250
                                                                                          ------------
                                                                                               568,250
----------------------------------------------------------------------------------------
Drugs & Health Care  6.5%
Abbey Healthcare Group, Inc.,
 Sr. Sub. Notes                   B2             9.50         11/01/02           450           451,125
Bio-Rad Labs, Inc., Sr. Sub.
 Notes                            NR             11.625        2/15/07           170           185,300
Columbia/HCA Healthcare Corp.,
 Debs.                            Ba2            7.50         11/15/95           105            88,463
 Notes                            Ba2            7.69          6/15/25           750           675,000
Concentra Operating Corp.,
 Sr. Sub. Notes, Ser. B           B3             13.00         8/15/09         2,500         2,600,000
Harborside Healthcare Corp.,
 Sr. Sub. Disc. Notes, Zero
 Coupon (until 8/1/03)            B3             11.00         8/01/08           750           150,000
Integrated Health Svcs., Inc.,
 Sr. Sub. Notes                   C              9.25          1/15/08         4,000(d)         40,000
Mariner Post-Acute Network,
 Inc., Sr. Sub. Disc. Notes,
 Zero Coupon (until 11/1/02)      C              10.50        11/01/07         1,840(d)         17,462
US Healthworks, Inc.,
 Sr. Disc. Notes                  NR             17.00        10/15/04         2,044         1,870,691
                                                                                          ------------
                                                                                             6,078,041
----------------------------------------------------------------------------------------
Energy  4.6%
Canadian Forest Oil Ltd., Sr.
 Sub. Notes (Canada)              B2             8.75          9/15/07           255(e)        260,100
Comstock Resources, Inc.,
 Sr. Notes                        B2             11.25         5/01/07           500           532,500

    10                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                  Moody's                                 Principal
                                  Rating         Interest     Maturity    Amount          Value
Description                       (Unaudited)    Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Houston Expl. Co., Sr. Sub.
 Notes                            B2             8.625%        1/01/08    $      130      $    127,400
Leviathan Gas Pipeline LLP, Sr.
 Sub. Notes                       Ba2            10.375        6/01/09           350           374,063
R & B Falcon Corp., Sr. Notes
 (cost $1,298,017; purchased
 3/19/99)                         Ba3            12.25         3/15/06         1,250(b)      1,621,675
Reliant Energy Mid-Atlantic
 Pass Through Certs., Ser. C      Baa2           9.681         7/02/26         1,000           975,000
Swift Energy Co., Sr. Sub.
 Notes                            B2             10.25         8/01/09           355           373,638
                                                                                          ------------
                                                                                             4,264,376
----------------------------------------------------------------------------------------
Entertainment  0.8%
Bally Total Fitness Holdings
 Corp., Sr. Sub. Notes, Ser. D    B3             9.875        10/15/07           455           447,037
Intrawest Corp., Sr. Notes        B1             10.50         2/01/10           250           260,625
                                                                                          ------------
                                                                                               707,662
----------------------------------------------------------------------------------------
Environmental Services  0.9%
ICF Kaiser Int'l., Inc., Sr.
 Sub. Notes                       B3             13.00        12/31/03         2,020(d)        808,000
----------------------------------------------------------------------------------------
Food & Beverage  1.4%
Agrilink Foods, Inc., Sr. Sub.
 Notes                            B3             11.875       11/01/08           820           680,600
Del Monte Foods Co., Sr. Disc.
 Notes, Ser. B, Zero Coupon
 (until 12/15/02)                 B3             12.50        12/15/07            60            52,200
Fresh Foods, Inc., Sr. Sub.
 Notes                            B3             10.75         6/01/06           340           112,200
Grupo Azucarero S.A., Sr.
 Notes, (Mexico)                  B3             11.50         1/15/05         1,250(d)(e)       62,500
Iowa Select Farms L.P., Sr.
 Sub. Notes                       B3             10.75        12/01/05         1,125(d)        337,500
SFAC New Holdings, Inc., Sr.
 Sec'd Disc. Debs., Zero Coupon
 (until 6/15/04)                  B3             13.00         6/15/09           460            13,793

    See Notes to Financial Statements                                     11

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                  Moody's                                 Principal
                                  Rating         Interest     Maturity    Amount          Value
Description                       (Unaudited)    Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
SFC, Inc., Sub. Disc. Debs.,
 Zero Coupon (until 6/15/05)      NR             11.00%       12/15/09    $      296(d)   $      2,963
Sun World International, Inc.,
 Gtd. First Mtge. Notes           B2             11.25         4/15/04            50            45,500
                                                                                          ------------
                                                                                             1,307,256
----------------------------------------------------------------------------------------
Gaming  4.7%
Harveys Casino Resorts, Sr.
 Sub. Notes                       B2             10.625        6/01/06           250           262,500
Hollywood Casino Corp., Gtd.
 Sub. Notes                       B3             11.25         5/01/07           190           201,400
Hollywood Park, Inc.,
 Gtd. Sub. Notes, Ser. B          B2             9.25          2/15/07           250           247,500
 Sr. Sub. Notes, Ser. B           B2             9.50          8/01/07           250           248,125
Isle Capri Black Hawk LLC,
 First
 Mtge. Notes, Ser. B              B2             13.00         8/31/04         1,000         1,090,000
Mandalay Resort Group, Sr.
 Notes                            Ba2            9.50          8/01/08         1,000         1,045,000
Station Casinos, Inc., Sr. Sub.
 Notes                            B1             9.875         7/01/10           280           290,500
Venetian Casino Resort LLC,
 Gtd. First Mtge. Notes           B-(a)          12.25        11/15/04         1,000         1,035,000
                                                                                          ------------
                                                                                             4,420,025
----------------------------------------------------------------------------------------
Industrials  1.4%
Eagle-Picher Industries, Inc.,
 Sr. Sub. Notes                   B3             9.375         3/01/08           400           268,000
Gentek, Inc., Gtd. Sr. Sub.
 Notes                            B2             11.00         8/01/09           300           298,500
Motors & Gears, Inc., Sr. Notes   B3             10.75        11/15/06           500           485,000
Thermadyne Holdings Corp.,
 Sr. Disc. Notes, Zero Coupon
 (until 6/1/03)                   Caa3           12.50         6/01/08           500            15,000
 Sr. Sub. Notes                   B3             9.875         6/01/08           295           118,000
United Rentals, Inc., Sr. Sub.
 Notes                            B1             8.80          8/15/08            95            82,650
                                                                                          ------------
                                                                                             1,267,150

    12                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                  Moody's                                 Principal
                                  Rating         Interest     Maturity    Amount          Value
Description                       (Unaudited)    Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Insurance  5.0%
Conseco, Inc.,
 Notes                            B1             8.50%        10/15/02    $    2,000      $  1,920,000
 Notes                            B1             8.75          2/09/04         3,000         2,632,500
Superior National Insurance
 Group, Gtd. Notes
 (cost $595,525; purchased
 1/15/01)                         NR             10.75        12/01/17         1,000(b)        100,000
                                                                                          ------------
                                                                                             4,652,500
----------------------------------------------------------------------------------------
Internet  0.9%
Exodus Communications Inc.,
 Sr. Notes                        NR             10.75        12/15/09           295           225,675
 Sr. Notes                        B3             11.625        7/15/10           750           603,750
                                                                                          ------------
                                                                                               829,425
----------------------------------------------------------------------------------------
Machinery  0.5%
Terex Corp., Sr. Sub. Note        B2             10.375        4/01/11           500           505,000
----------------------------------------------------------------------------------------
Manufacturing  1.3%
Actuant Corp., Sr. Sub. Notes     B3             13.00         5/01/09           500           490,000
Blount, Inc., Sr. Notes           B2             7.00          6/15/05         1,000           760,000
                                                                                          ------------
                                                                                             1,250,000
----------------------------------------------------------------------------------------
Mining  0.1%
Great Lakes Carbon Corp., Sr.
 Sub. Notes, PIK                  B3             10.25         5/15/08           305           122,000
----------------------------------------------------------------------------------------
Oil Services    0.1%
Eott Energy Partners L.P., Sr.
 Notes                            Ba2            11.00        10/01/09           120           129,600
----------------------------------------------------------------------------------------
Paper & Forest Products  1.3%
Doman Industries Ltd. (Canada)
 Sr. Notes                        Caa1           8.75          3/15/04           280(e)        159,600
 Sr. Notes, Ser. B                Caa1           9.25         11/15/07           215(e)        110,725
Maxxam Group Holdings, Inc.,
 Sr. Notes                        B3             12.00         8/01/03           500           405,000
Norampac Inc., Sr. Notes          B1             9.50          2/01/08            30            31,275

    See Notes to Financial Statements                                     13

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                  Moody's                                 Principal
                                  Rating         Interest     Maturity    Amount          Value
Description                       (Unaudited)    Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Repap New Brunswick, Inc., Sr.
 Sec'd. Notes                     B3             11.50%        6/01/04    $       95      $    106,875
Stone Container Corp., Sr.
 Notes                            B2             12.58         8/01/16           250           265,000
Stone Container Finance Co.,
 Gtd. Sr. Notes (Canada)          B2             11.50         8/15/06            95(e)         98,325
                                                                                          ------------
                                                                                             1,176,800
----------------------------------------------------------------------------------------
Power Generation  1.6%
AES Drax Energy Ltd., Sr.
 Sec'd. Notes                     Ba2            11.50         8/30/10           600           657,000
AES Drax Holdings Ltd., Sr.
 Sec'd. Notes                     Baa3           10.41        12/31/20           750           813,300
                                                                                          ------------
                                                                                             1,470,300
----------------------------------------------------------------------------------------
Printing/Publishing  0.7%
Phoenix Color Corp., Sr. Sub.
 Notes                            B3             10.375        2/01/09         1,000           675,000
----------------------------------------------------------------------------------------
Restaurants  0.1%
Ameriking, Inc., Sr. Notes        B3             10.75        12/01/06           215            79,550
----------------------------------------------------------------------------------------
Real Estate Investment Trust  1.9%
Meditrust Cos., Notes             B1             7.82          9/10/26         2,000         1,780,000
----------------------------------------------------------------------------------------
Retail
Specialty Retailers, Inc., Sr.
 Notes                            B2             8.50          7/15/05           375(d)         18,281
----------------------------------------------------------------------------------------
Steel & Metals  0.6%
Kaiser Aluminum & Chemical
 Corp.,
 Sr. Notes, Ser. B                B1             10.875       10/15/06           160           147,200
 Sr. Sub. Notes                   B3             12.75         2/01/03            90            77,400
LTV Corp., Sr. Notes              Ba3            11.75        11/15/09           250            20,000
Sheffield Steel Corp., First
 Mtg. Notes, Ser. B               B-(a)          11.50        12/01/05           325           123,500
WHX Corp., Sr. Notes              B3             10.50         4/15/05           340           187,000
                                                                                          ------------
                                                                                               555,100

    14                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                  Moody's                                 Principal
                                  Rating         Interest     Maturity    Amount          Value
Description                       (Unaudited)    Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Supermarkets  2.4%
Great Atlantic & Pacific Tea
 Co., Notes                       B2             7.75%         4/15/07    $    2,500      $  1,825,000
Pantry, Inc., Sr. Sub. Notes      B3             10.25        10/15/07           385           373,450
                                                                                          ------------
                                                                                             2,198,450
----------------------------------------------------------------------------------------
Technology  4.0%
Ampex Corp., Sr. Notes            B+(a)          12.00         3/15/03         1,000           600,000
Fairchild Semiconductor Corp.,
 Sr. Sub. Notes                   B2             10.50         2/01/09           435           417,600
InterAct Systems, Inc., Sr.
 Disc. Notes, PIK                 NR             14.00         8/01/03         1,726           155,334
Motorola, Inc., Notes             A2             6.75          2/01/06         2,000         1,951,120
MSX International, Inc., Gtd.
 Sr. Sub. Notes                   B3             11.375        1/15/08           500           447,500
Viasystems, Inc., Sr. Sub.
 Notes                            B3             9.75          6/01/07           240           139,200
                                                                                          ------------
                                                                                             3,710,754
----------------------------------------------------------------------------------------
Telecommunications  11.8%
Alamosa PCS Holdings, Inc.,
 Gtd. Sr. Disc. Notes,
 Zero Coupon (until 2/15/05)      Caa1           12.875        2/15/10           945           477,225
Fairpoint Communications, Inc.,
 Sr. Sub. Notes                   B3             12.50         5/01/10           335           314,900
Intermedia Communications,
 Inc., Sr. Disc. Notes, Zero
 Coupon (until 7/15/02)           B2             11.25         7/15/07         1,000           870,000
KMC Telecom Holdings, Inc.,
 Sr. Notes                        Caa2           13.50         5/15/09           340            74,800
McLeodUSA, Inc., Sr. Notes        B1             11.375        1/01/09           970           955,450
Microcell Telecommunications,
 Inc., Sr. Disc. Notes, Zero
 Coupon (until 6/1/04)            B3             12.00         6/01/09         1,250           750,000

    See Notes to Financial Statements                                     15

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                  Moody's                                 Principal
                                  Rating         Interest     Maturity    Amount          Value
Description                       (Unaudited)    Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Nextel Communications, Inc.,
 Sr. Disc. Notes, Zero Coupon
 (until 9/15/02)                  B1             10.65%        9/15/07    $    1,000      $    740,000
 Sr. Ser. Notes                   B1             9.375        11/15/09         2,000         1,692,500
Nextel Partners, Inc., Sr.
 Disc. Notes, Zero Coupon
 (until 2/1/04)                   B3             14.00         2/01/09           286           180,180
Nextlink Communications, Inc.,
 Sr. Notes                        B3             12.50         4/15/06           425           314,500
 Sr. Notes                        B2             10.50        12/01/09           295           178,475
Star Choice Communications,
 Sr. Sec'd. Notes                 B3             13.00        12/15/05         3,000         3,255,000
Time Warner Telecom, Inc.,
 Sr. Notes                        B2             10.125        2/01/11           500           501,250
Tritel PCS, Inc., Sr. Sub.
 Disc. Notes Zero Coupon
 (until 5/15/04)                  B3             12.75         5/15/09         1,000           665,000
                                                                                          ------------
                                                                                            10,969,280
----------------------------------------------------------------------------------------
Textiles  0.2%
Cluett American Corp., Sr. Sub.
 Notes, Ser. B                    B3             10.125        5/15/08           250           175,000
----------------------------------------------------------------------------------------
Transportation/Trucking/Shipping  1.0%
Aircraft Funding, Sr. Notes       NR             12.00             TBD         2,000           800,000
Trism, Inc., Sr. Sub. Notes       NR             12.00         2/04/05           435(d)        117,418
                                                                                          ------------
                                                                                               917,418
----------------------------------------------------------------------------------------
Utilities  3.2%
AES Corp., Sr. Sub. Deb.          Ba1            8.875        11/01/27         2,000         1,980,000
Midland Funding Corp., Debs.      Ba3            11.75         7/23/05            20            22,290
York Power Funding, Sr. Sec'd.
 Notes (Cayman Islands)           NR             12.00        10/30/07           985(e)      1,014,550
                                                                                          ------------
                                                                                             3,016,840

    16                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                  Moody's                                 Principal
                                  Rating         Interest     Maturity    Amount          Value
Description                       (Unaudited)    Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Waste Management  0.5%
Allied Waste North America,
 Inc., Gtd. Sr. Sub. Notes        B2             10.00%        8/01/09    $      500      $    510,000
                                                                                          ------------
Total corporate bonds
 (cost $85,538,950)                                                                         71,592,903
                                                                                          ------------
COMMON STOCKS  3.1%
                                                                          Shares
-----------------------------------------------------------------------------------------------------------
AmeriKing, Inc.                                                                   50               500
Classic Communications, Inc.(c)                                                3,000             6,000
Firearms Training Systems, Inc., Cl. A(c)                                    122,000            23,180
Forstmann & Co., Inc.(c)                                                      13,304               426
Global Crossing Ltd.(c)                                                       60,000           809,400
Grant Geophysical, Inc.(c)                                                    28,675             7,169
Jordon Telecommunications Group                                                  125             3,187
Level 3 Communications, Inc.(a)                                               47,800           830,525
Nextel Communications, Inc., Cl. A(c)                                         50,000           718,750
Premier Cruises, Ltd.(c)                                                      74,059               740
Purina Mills, Inc.(c)                                                         41,879           460,669
Samuels Jewelers, Inc.(c)                                                     23,425            15,373
SFAC Holdings, Inc.(c)                                                            25                 0
Star Gas Partners L.P.                                                           440             8,228
Trism, Inc.(c)                                                                27,543            14,047
Waste Systems Int'l., Inc.
 (cost $530,770; purchased 5/11/98)                                          131,410(b)          7,885
                                                                                          ------------
Total common stocks
 (cost $9,661,979)                                                                           2,906,079
                                                                                          ------------

    See Notes to Financial Statements                                     17

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                                                                          Value
Description                                                               Shares          (Note 1)
-----------------------------------------------------------------------------------------------------------
PREFERRED STOCKS  9.3%
----------------------------------------------------------------------------------------
AmeriKing, Inc., $13.00                                                        1,343      $      1,344
Century Maintenance Supply, Inc., $13.25                                      13,746           962,220
CSC Holdings, Inc., Ser. M, $11.125                                           10,000         1,087,500
Dobson Communications Corp., $13.00                                              940           878,900
Geneva Steel Co., Ser. B, $14.00                                               3,000                30
Global Crossing Holdings, Ltd., $10.50                                        12,750         1,147,500
InterAct Systems, Inc. $14.00                                                  2,910                29
New Millenium Homes, LLC, Ser. A                                               2,000(f)             20
Paxon Communications Corp., $13.25                                               100           945,000
PRIMEDIA, Inc., Ser. D $10.00                                                  3,185           281,076
PRIMEDIA, Inc., Ser. F $9.20                                                   2,020           169,680
Sinclair Capital, $11.63                                                      20,000         1,780,000
Sovereign Real Estate Investment Corp., $12.00
 (cost $1,297,964; purchased 8/12/00)                                          1,500(b)      1,380,000
                                                                                          ------------
Total preferred stocks
 (cost $9,445,583)                                                                           8,633,299

TRADE CLAIM
----------------------------------------------------------------------------------------
Montgomery Ward
 (cost $155,181; purchased 8/19/98)                                            2,450(b)(c)            0

                                                          Expiration
                                                             Date          Warrants
-------------------------------------------------------------------------------------------------------------
WARRANTS(c)  0.5%
----------------------------------------------------------------------------------------
American Banknote Corp.                                          12/1/02           750                 0
Bestel S.A. De CV, Cl.B                                          5/15/05         1,000            10,000
Birch Telecom, Inc.                                              6/15/08         1,000             5,500
HF Holdings, Inc.                                                9/27/09         4,375                44
InterAct Systems, Inc.                                           08/1/03         2,910                29
Intermediate Act Electronic Marketing., Inc.                    12/15/09         2,910                29
Isle Capri Casinos, Inc.                                          5/3/01         2,968                30
R & B Falcon Corp.                                                5/1/09           550           275,000
Star Choice Communications (cost $0; purchased 3/21/00)
                                                                12/15/05         8,685(b)         56,452
Versatel Telecom International BV                                5/15/08         1,000            53,000
XM Satellite Radio, Inc.                                          3/3/10           345                 0
                                                                                            ------------
Total warrants (cost $49,659)                                                                    400,084
                                                                                            ------------
Total long-term investments (cost $104,851,352)                                               83,532,365
                                                                                            ------------

    18                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2001 Cont'd.

                                                                          Principal
                                                 Interest     Maturity    Amount          Value
Description                                      Rate         Date        (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  7.8%
Corporate Bonds  3.8%
Comdisco, Inc., Sr. Note                         6.00%         1/30/02    $    4,000      $  3,460,000
DeGeorge Home Alliance, Inc.,
 Sr. Note                                        12.00         4/01/01           300(d)          6,000
Kaiser Aluminum & Chemical
 Corp.,
 Sr. Sub. Notes                                  9.875         2/15/02            55            53,625
                                                                                          ------------
                                                                                             3,519,625
Money Market Fund  4.0%                                                   Shares
------------------------------------------------------------------------------------------------------
Prudential Core Investment Fund
 Taxable Money Market Series                                               3,771,394         3,771,394
                                                                                          ------------
Total short-term investments
 (cost $7,889,616; Note 3)                                                                   7,291,019
                                                                                          ------------
Total Investments  97.5%
 (cost $112,740,968; Note 4)                                                                90,823,384
Other assets in excess of
 liabilities  2.5%                                                                           2,348,932
                                                                                          ------------
Net Assets  100%                                                                          $ 93,172,316
                                                                                          ------------
                                                                                          ------------

------------------------------
(a) Standard & Poor's Rating.
(b) Indicates a restricted security; the aggregate cost of such securities is $4,222,457. The aggregate value $3,345,412 is approximately 3.6% of net assets.
(c) Non-income producing securities.
(d) Represents issuer in default on interest payments; non-income producing security.
(e) US$ denominated foreign bonds.
(f) Indicates a fair valued security. The aggregate value of $927,020 is approximately 0.1% of net assets.
NR--Not rated by Moody's or Standard & Poor's.
PIK--Payment in kind securities.
L.P.--Limited Partnership.
LLC--Limited Liability Company.
LLP--Limited Liability Partnership.
TBD--To be determined. Under current negotiations and restructuring. The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     19

       Prudential High Yield Total Return Fund, Inc.
             Statement of Assets and Liabilities

                                                                  March 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $112,740,968)                          $ 90,823,384
Cash                                                                        667
Dividends and interest receivable                                     1,922,142
Receivable for investments sold                                         930,000
Receivable for Fund shares sold                                         141,289
Other assets                                                             75,751
                                                                ------------------
      Total assets                                                   93,893,233
                                                                ------------------
LIABILITIES
Payable for Fund shares reacquired                                      236,106
Dividends payable                                                       234,903
Accrued expenses and other liabilities                                  147,191
Management fee payable                                                   52,583
Distribution fee payable                                                 50,134
                                                                ------------------
      Total liabilities                                                 720,917
                                                                ------------------
NET ASSETS                                                         $ 93,172,316
                                                                ------------------
                                                                ------------------
Net assets were comprised of:
   Common stock, at par                                            $      1,334
   Paid-in capital in excess of par                                 139,428,214
                                                                ------------------
                                                                     139,429,548
   Undistributed net investment income                                  187,256
   Accumulated net realized loss on investments and foreign
      currency transactions                                         (24,526,904)
   Net unrealized depreciation on investments                       (21,917,584)
                                                                ------------------
Net assets, March 31, 2001                                         $ 93,172,316
                                                                ------------------
                                                                ------------------

    20                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                   March 31, 2001
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($19,956,009
      / 2,859,681 shares of common stock issued and
      outstanding)                                                         $6.98
   Maximum sales charge (4% of offering price)                               .29
   Maximum offering price to public                                        $7.27
Class B:
   Net asset value, offering price and redemption price per
      share ($58,619,371 / 8,395,163 shares of common stock
      issued and outstanding)                                              $6.98
Class C:
   Net asset value and redemption price per share ($11,066,692
      / 1,584,901 shares of common stock issued and
      outstanding)                                                         $6.98
   Sales charge (1% of offering price)                                       .07
   Offering price to public                                                $7.05
Class Z:
   Net asset value, offering price and redemption price per
      share ($3,530,244 / 503,496 shares of common stock
      issued and outstanding)                                              $7.01

    See Notes to Financial Statements                                     21

       Prudential High Yield Total Return Fund, Inc.
             Statement of Operations

                                                                      Year Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $ 11,235,074
   Dividends                                                            263,388
                                                                ------------------
      Total income                                                   11,498,462
                                                                ------------------
Expenses
   Management fee                                                       671,027
   Distribution fee--Class A                                             52,188
   Distribution fee--Class B                                            516,060
   Distribution fee--Class C                                             89,722
   Custodian's fees and expenses                                        170,000
   Transfer agent's fees and expenses                                   108,000
   Amortization of deferred organization costs                           35,916
   Audit fees                                                            30,000
   Legal fees and expenses                                               30,000
   Registration fees                                                     30,000
   Directors' fees                                                       10,000
   Miscellaneous                                                          2,696
                                                                ------------------
      Total operating expenses                                        1,745,609
                                                                ------------------
Net investment income                                                 9,752,853
                                                                ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS Net realized gain (loss) on:
   Investment transactions                                          (14,769,403)
   Foreign currency transactions                                            296
                                                                ------------------
                                                                    (14,769,107)
                                                                ------------------
Net change in unrealized depreciation on investments                 (2,121,520)
                                                                ------------------
Net loss on investments and foreign currencies                      (16,890,627)
                                                                ------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (7,137,774)
                                                                ------------------
                                                                ------------------

    22                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Statement of Changes in Net Assets

                                                       Year Ended March 31,
                                               ------------------------------------
                                                      2001                2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                          $  9,752,853        $ 13,631,395
   Net realized loss on investment and
      foreign currency transactions                (14,769,107)         (5,809,171)
   Net change in unrealized depreciation of
      investments                                   (2,121,520)         (7,145,217)
                                               ------------------    --------------
   Net increase (decrease) in net assets
      resulting from operations                     (7,137,774)            677,007
                                               ------------------    --------------
Dividends and distributions (Note 1)
Dividends from net investment income
      Class A                                       (2,033,367)         (3,165,069)
      Class B                                       (6,349,858)         (8,723,889)
      Class C                                       (1,105,378)         (1,548,954)
      Class Z                                         (159,784)           (193,483)
                                               ------------------    --------------
                                                    (9,648,387)        (13,631,395)
                                               ------------------    --------------
Fund share transactions (Net of share
   conversions) (Note 5)
   Net proceeds from shares sold(b)                 22,140,894          35,075,107
   Net asset value of shares issued in
      reinvestment of distributions                  5,344,987           8,145,708
   Cost of shares reacquired                       (38,403,137)        (65,764,308)
                                               ------------------    --------------
   Net decrease in net assets from Fund
      share transactions                           (10,917,256)        (22,543,493)
                                               ------------------    --------------
Total decrease                                     (27,703,417)        (35,497,881)
NET ASSETS
Beginning of year                                  120,875,733         156,373,614
                                               ------------------    --------------
End of year(a)                                    $ 93,172,316        $120,875,733
                                               ------------------    --------------
                                               ------------------    --------------
(a) Includes undistributed net investment
    income of:                                    $    187,256        $     46,874
                                               ------------------    --------------
(b) For year ended March 31, 2000, includes shares issued in connection with acquisition of Prudential Distressed Securities Fund.

    See Notes to Financial Statements                                     23

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements

      Prudential High Yield Total Return Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 18, 1997. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on February 18, 1998 to Prudential Investments Fund Management LLC ('PIFM'). The Fund commenced investment operations on May 5, 1998. The primary investment objective of the Fund is total return through high current income and capital appreciation. It seeks to achieve this objective by investing in high yield fixed income securities, equity securities that were attached to or included in a unit with fixed income securities at the time of purchase, convertible securities and preferred stocks.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Any security for which the primary market is on an exchange or NASDAQ National Market Securities is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities issued in private placements are valued at the bid price or the mean between the bid and asked prices, if available, provided by principal market makers. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      All securities are valued as of 4:15 p.m., New York time.

      The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). Certain issues of restricted securities held by the Fund at March 31, 2001 include registration rights under which the Fund may demand registration by the

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

      Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of portfolio securities are calculated on an identified cost basis. Interest income which is comprised of 3 elements: stated coupon, OID and market discount is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. The Fund accretes discount and amortizes premium as adjustments to interest income. Income from payment-in-kind bonds is recorded daily based on an effective interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains and losses on investment transactions.
                                                                              25

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses resulting from the valuing of foreign currency denominated assets (excluding investments) and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions at least annually of any net, if any, capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      Offering and Organization Expenses: Approximately $283,300 were incurred in connection with the organization of the Fund. Organization costs of approximately $172,900 are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

      Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease paid-in capital in excess of par and increase accumulated net investment income by $35,916 for certain expenses not deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.
    26

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that the subadvisor will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisor is obligated to keep certain books and records of the Fund. Effective March 31, 2001 PIC changed its name to Prudential Investment Management, Inc. ('PIM'). PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises the subadvisor's performance of such services. PIFM pays for the services of the subadvisor, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .65% of the Fund's average daily net assets.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. Pursuant to the Class A, B and C Plans, the Fund compensates PIMS with respect to Class A, B and C shares, for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended March 31, 2001. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      PIMS has advised the Fund that it received approximately $10,500 and $16,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended March 31, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended March 31, 2001, it received approximately $354,600 and $6,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
                                                                              27

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

      PIFM, PIM and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA was March 9, 2001.

      On March 7, 2001, the Fund, along with other affiliated registered investment companies, entered into an amended syndicated credit agreement (the 'amended SCA') with an unaffiliated lender. The maximum commitment under the amended SCA is $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The expiration date of the amended SCA is March 6, 2002. The Fund did not borrow any amounts pursuant to the SCA during the year ended March 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended March 31, 2001, the Fund incurred fees of approximately $101,300 for the services of PMFS. As of March 31, 2001, approximately $8,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invested in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market fund registered under the Investment Company Act of 1940, as amended, and managed by PIFM. As of March 31, 2001, the Fund earned income from the Series of approximately $182,349 by investing its excess cash.

      For the year ended March 31, 2001, Prudential Securities Incorporated, which is an indirect, wholly owned subsidiary of Prudential, earned approximately $44,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
    28

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 2001 were $234,821,562 and $249,967,898, respectively.

      The federal income tax basis of the Fund's investments as of March 31, 2001 was $113,155,946; accordingly, net unrealized depreciation for federal income tax purposes was $22,332,562 (gross unrealized appreciation--$3,418,830; gross unrealized depreciation--$25,751,392).

      For federal income tax purposes, the Fund had a capital loss carryforward as of March 31, 2001, of approximately $17,233,000, of which $1,697,600 expires in 2007, $6,980,600 expires in 2008 and $8,554,800 expires in 2009. In addition, the Fund has elected to treat net capital losses of approximately $6,928,800 incurred in the five month period ended March 31, 2001 as having incurred in the current fiscal year.

      The Fund will elect, for United States Federal income tax purposes, to treat net capital losses of $6,879,001 incurred in the two-month period ended March 31, 2001 as having been incurred in the following fiscal year.

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has 2.5 billion shares of $0.0001 par value common stock authorized; 1 billion shares for Class A and 500 million shares each for Class B, Class C and Class Z.
                                                                              29

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
-----------------------------------------------------------  ----------    ------------
Year ended March 31, 2001:
Shares sold                                                   1,035,967    $  7,636,568
Shares issued in reinvestment of dividends                      166,212       1,244,080
Shares reacquired                                            (1,327,264)    (10,030,376)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversions                                                  (125,085)     (1,149,728)
Shares issued upon conversion from Class B                      165,218       1,237,288
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                    40,133    $     87,560
                                                             ----------    ------------
                                                             ----------    ------------
Year ended March 31, 2000:
Shares sold                                                     976,232    $  9,080,865
Shares issued in connection with acquisition of Prudential
  Distressed Securities Fund (Note 6)                            69,637         590,579
Shares issued in reinvestment of dividends                      249,600       2,154,014
Shares reacquired                                            (2,762,076)    (23,742,436)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversions                                                (1,466,607)    (11,916,978)
Shares issued upon conversion from Class B                       69,457         597,173
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (1,397,150)   $(11,319,805)
                                                             ----------    ------------
                                                             ----------    ------------
Class B
Year ended March 31, 2001:
Shares sold                                                   1,187,506    $  8,775,507
Shares issued in reinvestment of dividends                      454,104       3,404,532
Shares reacquired                                            (3,126,648)    (23,397,605)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,485,038)    (11,217,566)
Shares reacquired upon conversion into Class A                 (165,163)     (1,237,288)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (1,650,201)   $(12,454,854)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended March 31, 2000:
Shares sold                                                   2,005,636    $ 18,038,865
Shares issued in connection with acquisition of Prudential
  Distressed Securities Fund (Note 6)                           182,384       1,546,694
Shares issued in reinvestment of dividends                      574,564       4,953,680
Shares reacquired                                            (3,587,910)    (30,685,872)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (825,326)     (6,146,633)
Shares reacquired upon conversion into Class A                  (69,463)       (597,173)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (894,789)   $ (6,743,806)
                                                             ----------    ------------
                                                             ----------    ------------

    30

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                        Shares         Amount
-----------------------------------------------------------  ----------    ------------
Year ended March 31, 2001:
Shares sold                                                     309,117    $  2,300,140
Shares issued in reinvestment of dividends                       77,148         577,326
Shares reacquired                                              (460,908)     (3,425,744)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   (74,643)   $   (548,278)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended March 31, 2000:
Shares sold                                                     456,465    $  4,116,251
Shares issued in connection with acquisition of Prudential
  Distressed Securities Fund (Note 6)                            40,835         346,284
Shares issued in reinvestment of dividends                      101,770         878,590
Shares reacquired                                            (1,100,472)     (9,540,313)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (501,402)   $ (4,199,188)
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
Year ended March 31, 2001:
Shares sold                                                     486,765    $  3,428,679
Shares issued in reinvestment of dividends                       15,964         119,049
Shares reacquired                                              (204,234)     (1,549,412)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   298,495    $  1,998,316
                                                             ----------    ------------
                                                             ----------    ------------
Year ended March 31, 2000:
Shares sold                                                     156,866    $  1,355,569
Shares issued in reinvestment of dividends                       18,479         159,424
Shares reacquired                                              (207,613)     (1,795,687)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   (32,268)   $   (280,694)
                                                             ----------    ------------
                                                             ----------    ------------

Note 6. Acquisition of Prudential Distressed Securities Fund On January 14, 2000, the High Yield Total Return Fund acquired all the net assets of Prudential Distressed Securities Fund, Inc. ('Distressed Securities') pursuant to a plan of reorganization approved by Distressed Securities shareholders on May 26, 1999. The acquisition was accomplished by a tax-free exchange of 69,637 Class A shares, 182,384 Class B shares and 40,835 Class C shares of the High Yield Total Return Fund (valued at $2,483,555 in the aggregate) for 58,352 Class A shares, 152,526 Class B shares and 34,150 Class C shares, respectively, of Distressed Securities outstanding on January 14, 2000. Distressed Securities' net assets at that date ($2,483,555), including $1,638,031 of unrealized depreciation were combined with those of the High Yield Total Return Fund. The aggregate net assets of the High Yield Total Return Fund and Distressed Securities immediately before the acquisition were $135,419,598 and $2,483,555, respectively.
                                                                              31

       Prudential High Yield Total Return Fund, Inc.
             Financial Highlights

                                                                         Class A
------------------------------------------------------------------------------------
                                                       Year Ended March 31,
                                              --------------------------------------
                                                     2001                  2000
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $   8.21              $   8.91
                                                   --------           --------------
Income from investment operations
Net investment income                                   .75                   .85(d)
Net realized and unrealized loss on
investments                                           (1.24)                 (.70)
                                                   --------           --------------
      Total from investment operations                 (.49)                  .15
                                                   --------           --------------
Less distributions
Dividends from net investment income                   (.74)                 (.85)
Distributions in excess of net investment
income                                                   --                    --
                                                   --------           --------------
      Total distributions                              (.74)                 (.85)
                                                   --------           --------------
Net asset value, end of period                     $   6.98              $   8.21
                                                   --------           --------------
                                                   --------           --------------
TOTAL RETURN(b)                                       (5.98)%                1.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $ 19,956              $ 23,137
Average net assets (000)                           $ 20,875              $ 32,154
Ratios to average net assets:
   Expenses, including distribution and
   service (12b-1) fees                                1.30%                 1.18%(d)
   Expenses, excluding distribution and
   service (12b-1) fees                                1.05%                  .93%(d)
   Net investment income                               9.85%                 9.84%(d)
For Classes A, B, C and Z shares:
   Portfolio turnover rate                              242%                  101%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Net of management fee waiver.
    32                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Financial Highlights Cont'd.

       Class A                                           Class B
----------------------     --------------------------------------------------------------------
                                     Year Ended March 31,
    May 5, 1998(a)         -----------------------------------------         May 5, 1998(a)
through March 31, 1999            2001                   2000            through March 31, 1999
-----------------------------------------------------------------------------------------------------
       $  10.00                 $   8.21               $   8.91                 $  10.00
       --------                 --------               --------                 --------
            .79(d)                   .71                    .80(d)                   .74(d)
          (1.08)                   (1.24)                  (.70)                   (1.08)
       --------                 --------               --------                 --------
           (.29)                    (.53)                   .10                     (.34)
       --------                 --------               --------                 --------
           (.79)                    (.70)                  (.80)                    (.74)
           (.01)                      --                     --                     (.01)
       --------                 --------               --------                 --------
           (.80)                    (.70)                  (.80)                    (.75)
       --------                 --------               --------                 --------
       $   8.91                 $   6.98               $   8.21                 $   8.91
       --------                 --------               --------                 --------
       --------                 --------               --------                 --------
          (2.97)%                  (6.45)%                  .88%                   (3.45)%
       $ 37,558                 $ 58,619               $ 82,438                 $ 97,454
       $ 35,147                 $ 68,808               $ 93,280                 $ 92,201
           1.06%(c)(d)              1.80%                  1.68%(d)                 1.64%(c)(d)
            .89%(c)(d)              1.05%                   .93%(d)                  .89%(c)(d)
           9.52%(c)(d)              9.32%                  9.35%(d)                 8.97%(c)(d)
             97%

    See Notes to Financial Statements                                     33

       Prudential High Yield Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                            Class C
------------------------------------------------------------------------------------
                                                       Year Ended March 31,
                                              --------------------------------------
                                                     2001                  2000
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $   8.21              $   8.91
                                                   --------           --------------
Income from investment operations
Net investment income                                   .71                   .80(d)
Net realized and unrealized loss on
investments                                           (1.24)                 (.70)
                                                   --------           --------------
      Total from investment operations                 (.53)                  .10
                                                   --------           --------------
Less distributions
Dividends from net investment income                   (.70)                 (.80)
Distributions in excess of net investment
income                                                   --                    --
                                                   --------           --------------
      Total distributions                              (.70)                 (.80)
                                                   --------           --------------
Net asset value, end of period                     $   6.98              $   8.21
                                                   --------           --------------
                                                   --------           --------------
TOTAL RETURN(b)                                       (6.45)%                 .88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $ 11,067              $ 13,618
Average net assets (000)                           $ 11,963              $ 16,567
Ratios to average net assets:
   Expenses, including distribution and
   service (12b-1) fees                                1.80%                 1.68%(d)
   Expenses, excluding distribution and
   service (12b-1) fees                                1.05%                  .93%(d)
   Net investment income                               9.34%                 9.35%(d)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Net of management fee waiver.
    34                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Financial Highlights Cont'd.

       Class C                                              Class Z
----------------------     --------------------------------------------------------------------
                                     Year Ended March 31,
    May 5, 1998(a)         -----------------------------------------         May 5, 1998(a)
through March 31, 1999            2001                   2000            through March 31, 1999
-----------------------------------------------------------------------------------------------
       $  10.00                 $   8.21               $   8.91                 $  10.00
       --------                 --------               --------                 --------
            .74(d)                   .77                    .87(d)                   .80(d)
          (1.08)                   (1.21)                  (.70)                   (1.08)
       --------                 --------               --------                 --------
           (.34)                    (.44)                   .17                     (.28)
       --------                 --------               --------                 --------
           (.74)                    (.76)                  (.87)                    (.80)
           (.01)                      --                     --                     (.01)
       --------                 --------               --------                 --------
           (.75)                    (.76)                  (.87)                    (.81)
       --------                 --------               --------                 --------
       $   8.91                 $   7.01               $   8.21                 $   8.91
       --------                 --------               --------                 --------
       --------                 --------               --------                 --------
          (3.45)%                  (5.35)%                 1.63%                   (2.82)%
       $ 19,249                 $  3,530               $  1,683                 $  2,113
       $ 18,089                 $  1,589               $  1,919                 $  2,060
           1.64%(c)(d)              1.05%                   .93%(d)                  .89%(c)(d)
            .89%(c)(d)              1.05%                   .93%(d)                  .89%(c)(d)
           8.96%(c)(d)             10.31%                 10.08%(d)                 9.90%(c)(d)

    See Notes to Financial Statements                                     35

       Prudential High Yield Total Return Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential High Yield Total Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential High Yield Total Return Fund, Inc. (the 'Fund') at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
May 18, 2001
    36

       Prudential High Yield Total Return Fund, Inc.
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (March 31, 2001) as to the federal tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that in the fiscal period ended March 31, 2001, dividends were paid of $.74, $.70, $.70 and $.76 per share (representing net investment income for Class A, B, C and Z shares respectively, which are taxable as ordinary income). Further, we wish to advise you that 2.69% of the ordinary income dividends paid in the fiscal period ended March 31, 2001 qualified for the corporate dividends received deduction available to corporate taxpayers.

      In January 2002, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends received by you in calendar year 2001.
                                                                              37

Prudential High Yield Total Return Fund, Inc.

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
   Small Capitalization Growth Fund
   Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Target Funds
   International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund*
Strategic Partners New Era Growth Fund*
Strategic Partners Focused Value Fund*

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund
www.prudential.com        (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
   Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
   Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   New Jersey Series
   New York Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Special Money Market Fund, Inc.

Tax-Free Money Market Funds
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   New Jersey Money Market Series
   New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

* Not currently exchangeable with the Prudential mutual funds.

Prudential High Yield Total Return Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

www.prudential.com            (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets. Price/Earnings Ratio:
The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential High Yield Total Return Fund, Inc.
Class A     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 3/31/01
                    One Year   Five Years   Ten Years   Since Inception
With Sales Charge     -9.74%      N/A          N/A      -4.01% (-4.25)
Without Sales Charge  -5.98%      N/A          N/A      -2.65% (-2.89)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential High Yield Total Return Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers High Yield Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class A shares, and the account values at the end of the current fiscal year (March 31, 2001), as measured on a quarterly basis, beginning in 1998 for Class A. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the maximum applicable front- end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a weighted index of fixed-rate noninvestment-grade debt securities with at least one year remaining to maturity, and gives a broad look at how high-yield (junk) bonds have performed. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only index that may be used to characterize performance of high-yield bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com         (800) 225-1852

Class B     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 3/31/01
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge     -11.45%       N/A          N/A      -4.26% (-4.51)
Without Sales Charge   -6.45%       N/A          N/A      -3.15% (-3.39)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential High Yield Total Return Fund, Inc. (Class B shares) with a similar investment in the Lehman Brothers High Yield Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class B shares, and the account values at the end of the current fiscal year (March 31, 2001), as measured on a quarterly basis, beginning in 1998 for Class B. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on March 31, 2001; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a weighted index of fixed-rate noninvestment-grade debt securities with at least one year remaining to maturity, and gives a broad look at how high-yield (junk) bonds have performed. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only index that may be used to characterize performance of high-yield bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential High Yield Total Return Fund, Inc.
Class C     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 3/31/01
                     One Year   Five Years   Ten Years   Since Inception
With Sales Charge     -8.38%       N/A          N/A      -3.49% (-3.73)
Without Sales Charge  -6.45%       N/A          N/A      -3.15% (-3.39)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential High Yield Total Return Fund, Inc. (Class C shares) with a similar investment in the Lehman Brothers High Yield Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (March 31, 2001), as measured on a quarterly basis, beginning in 1998 for Class C. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the maximum front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on March 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a weighted index of fixed-rate noninvestment-grade debt securities with at least one year remaining to maturity, and gives a broad look at how high-yield (junk) bonds have performed. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only index that may be used to characterize performance of high-yield bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com           (800) 225-1852

Class Z     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 3/31/01
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge     -5.35%        N/A          N/A      -2.29% (-2.53)
Without Sales Charge  -5.35%        N/A          N/A      -2.29% (-2.53)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential High Yield Total Return Fund, Inc. (Class Z shares) with a similar investment in the Lehman Brothers High Yield Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year (March 31, 2001), as measured on a quarterly basis, beginning in 1998 for Class Z. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a weighted index of fixed-rate noninvestment-grade debt securities with at least one year remaining to maturity, and gives a broad look at how high-yield (junk) bonds have performed. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only index that may be used to characterize performance of high-yield bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Eugene C. Dorsey
Delayne D. Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
  Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
  Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols NASDAQ CUSIP
Class A PYRAX 74437D109
Class B PYRBX 74437D208
Class C PHYCX 74437D307
Class Z -- 74437D406

MF 181E

(ICON) Printed on Recycled Paper

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

     Article VI of the Registrant's Articles of Restatement provides that a Director or officer of the Registrant shall not be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a Director or officer, except for bad faith, willful malfeasance, gross negligence or reckless disregard of duties to the extent such exemption from liability or limitation thereof is not permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended.

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit (b) to the Registration Statement), under certain circumstances, former or present officers, directors, employees and agents of the Registrant may be indemnified against certain liabilities in connection with the Registrant, subject to certain qualifications. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant maintains an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances. Pursuant and subject to the provisions of Article VII of the Registrant's By-Laws, the Registrant shall indemnify any person who is or was a director, officer, employee, or agent of the Corporation, or who, while a director, officer, partner, trustee, employee, other enterprise, or employee benefit plan (each, a Covered Person) against, or advance the expenses of any Covered Person for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant.

     Section 9 of the Management Agreement (Exhibit 6(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 6(b) to the Registration Statement) limit the liability of Prudential Investments, LLC (PI) (formerly known as Prudential Investments Fund Management, LLC) and The Prudential Investment Management, Inc. (PIM) (formerly known as The Prudential Investment Corporation), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 9 of the Management Agreement also holds PIFM liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its Articles of Restatement, By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remains in effect and are consistently applied.

     Under Section 17(h) of the 1940 Act, it is the position of the Staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Under its By-Laws, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

     (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

     (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

     (3) Such promise must be secured by a surety bond or other suitable insurance; and

     (4) Such surety bond or other insurance must be paid for by the recipient of such advance.

ITEM 16. EXHIBITS

1.   (a) Restated Articles of Incorporation. Incorporated by reference to
     Exhibit 1 to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1994 (File No. 2-63394).

     (b) Articles of Amendment. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 1, 1995 (File No. 2-63394).

     (c) Articles Supplementary. Incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1995. (File No. 2-63394).

     (d) Articles Supplementary. Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1996 (File No. 2-63394).

     (e) Articles Supplementary. Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 31 to the Registration Statement filed on Form N-1A via EDGAR on December 31, 1998 (File No. 2-63394).

2. Amended and Restated By-Laws. Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 34 to the Registration Statement filed on Form N-1A via EDGAR on February 28, 2001 (File No. 2-63394).

3.   Not Applicable.

4. Agreement and Plan of Reorganization filed herewith as Attachment A to the Prospectus and Proxy Statement.**

5. Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibits Nos. 1 and 2 above.

6. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 29 to Registration Statement on Form N-1A filed via EDGAR on March 5, 1997 (File No. 2-63394).

     (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. And The Prudential Investment Corporation. Incorporated by reference to
     Exhibit 5(b) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1a filed via EDGAR on March 5, 1997 (File No. 2-63394).

     (c) Amendment to Subadvisory Agreement dated as of November 18, 1999, between Prudential Investments Fund Management LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 33 to the Registration Statement filed on Form N-1A via EDGAR on February 3, 2000 (File No. 2-63394).

7. (a) Distribution Agreement with Prudential Investment Management Services LLC. Incorporated by reference to Exhibit e(1) to Post-Effective Amendment No. 31 to the Registration Statement filed on Form N-1A via EDGAR on December 31, 1998 (File No. 2-63394).

     (b) Form of Selected Dealer Agreement. Incorporated by reference to Exhibit e(2) to Post-Effective Amendment No. 31 to the Registration Statement filed on Form N-1A via EDGAR on December 31, 1998 (File No. 2-63394).

8.   Not Applicable.

9. (a) Custodian Agreement between the Registrant and State Street Bank & Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on March 5, 1997 (File No. 2-63394).

     (b) Amendment to Custodian Contract/Agreement dated as of February 22, 1999 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit g(2) to Post-Effective Amendment
     No. 33 to the Registration Statement on Form N-1A via EDGAR on
     February 3, 2000 (File No. 2-63394).

     (c) Amendment to Custodian Contract/Agreement dated as of July 17, 2001 by and between the Registrant and State Street Bank and Trust Company.**

10. (a) Distribution and Service Plan for Class A Shares. Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 31 to the Registration Statement filed on Form N-1A via EDGAR on
         December 31, 1998 (File No. 2-63394).
     (b) Distribution and Service Plan for Class B Shares. Incorporated by reference to Exhibit m(2) to Post-Effective Amendment No. 34 to the Registration Statement filed on Form N-1A via EDGAR on February 28, 2001 (File No. 2-63394).
     (c) Distribution and Service Plan for Class C Shares. Incorporated by reference to Exhibit (m) (3) to Post-Effective Amendment No. 31 to the Registration Statement filed on Form N-1A via EDGAR on December 31, 1998 (File No. 2-63394).
     (d) Amended Rule 18f-3 Plan. Incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 31 to the Registration Statement filed on Form N-1A via EDGAR on December 31, 1998 (File No. 2-63394).

11.  Opinion and Consent of Counsel.*

12.  Tax Opinions and Consent of Counsel.*

13. (a) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to
     Exhibit 9 to Post-Effective Amendment No. 29 to the Registration
     Statement filed on Form N-1A via EDGAR on March 5, 1997 (File No. 2-63394).

     (b) Amendment to Transfer Agency and Service Agreement dated as of August 24, 1999 by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.). Incorporated by reference to Exhibits (g)(2) to Post-Effective Amendment No. 33 to the Registration Statement filed on Form N-1A via EDGAR on February 3, 2000 (File No. 2-63394).

14. Consent of Independent Accountants to Registrant and to Prudential High Yield Total Return Fund, Inc.**

15.  Not Applicable.

16.  Power of Attorney.**

17.  (a)  Proxy, filed immediately after Prospectus and Proxy Statement.**
     (b)  Prospectus of the Registrant dated February 28, 2001.**
     (c)  Supplement dated February 28, 2001 to Prospectus of the Registrant.**
     (d)  Prospectus of Prudential High Yield Total Return Fund, Inc. dated
          May 31, 2001.**
     (e) President's Letter, filed immediately preceding Prospectus and Proxy Statement.**
     (f) Statement of Additional Information of Prudential High Yield Total Return Fund, Inc. dated May 31, 2001.**
     (g)  Supplement dated June 1, 2001 to Prospectus of Prudential High
          Yield Total Return Fund, Inc.**
     (h)  Supplement dated September 20, 2001 to Prospectus of Prudential
          High Yield Total Return Fund, Inc.**

--------------------------------
* To be filed by amendment.
**Filed herewith.

ITEM 17. UNDERTAKINGS.

1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark, and State of New Jersey, on the 31st day of October, 2001.

                                     PRUDENTIAL HIGH YIELD FUND, INC.

                                     By: /s/ DAVID R. ODENATH, JR.
                                         ------------------------------------
                                         David R. Odenath, Jr., President


     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


     SIGNATURE                                               TITLE
     ---------                                               -----

            *                                 Director
--------------------------------
     Eugene C. Dorsey


            *                                 Director
--------------------------------
     Delayne D. Gold


            *                                 Director
--------------------------------
     Robert F. Gunia


            *                                 Director
--------------------------------
     Thomas T. Mooney


            *                                 Director
--------------------------------
     Stephen P. Munn


/s/  DAVID R. ODENATH, JR.                    Director and President
--------------------------------
     David R. Odenath, Jr.


            *                                 Director
--------------------------------
     Richard A. Redeker


            *                                 Director
--------------------------------
     Judy A. Rice


            *                                 Director
--------------------------------
     Nancy Hays Teeters


            *                                 Director
--------------------------------
     Louis A. Weil, III


/s/  GRACE C. TORRES                          Treasurer and Principal Financial
--------------------------------              and Accounting Officer
     Grace C. Torres


*By     /s/  DEBORAH A. DOCS                  October 31, 2001
    -------------------------------
             Deborah A. Docs
             Attorney-in-fact

                                  EXHIBIT INDEX

4. Agreement and Plan of Reorganization filed herewith as Attachment A to the Prospectus and Proxy Statement.

9. (c) Amendment to Custodian Contract/Agreement dated as of July 17, 2001, by and between the Registrant and State Street Bank and Trust Company.

14. Consent of Independent Accountants to Registrant and to Prudential High Yield Total Return Fund, Inc.

16.  Power of Attorney.

17.  (a)  Proxy, filed immediately after Prospectus and Proxy Statement.
     (b)  Prospectus of the Registrant dated February 28, 2001.
     (c)  Supplement dated February 28, 2001 to Prospectus of the Registrant.
     (d) Prospectus of Prudential High Yield Total Return Fund, Inc. dated May 31, 2001.
     (e) President's Letter, filed immediately preceding Prospectus and Proxy Statement.
     (f) Statement of Additional Information of Prudential High Yield Total Return Fund, Inc. dated May 31, 2001.
     (g)  Supplement dated June 1, 2001 to Prospectus of Prudential High
          Yield Total Return Fund, Inc.
     (h)  Supplement dated September 20, 2001 to Prospectus of Prudential
          High Yield Total Return Fund, Inc.